         As filed with the Securities and Exchange Commission on June 2, 1997
                                                                File No. 33-9645
                                                               File No. 811-4881

--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 42

                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 44

--------------------------------------------------------------------------------

                                    NORWEST FUNDS
  (Formerly "Norwest Advantage Funds" and "Norwest Funds" and prior thereto
                              "Prime Value Funds, Inc.")
                (Exact Name of Registrant as Specified in its Charter)


                                 Two Portland Square
                                Portland, Maine 04101
                       (Address of Principal Executive Office)

          Registrant's Telephone Number, including Area Code: (207) 879-1900
--------------------------------------------------------------------------------

                             Catherine S. Wooledge, Esq.
                            Forum Financial Services, Inc.
                     Two Portland Square, Portland, Maine  04101
                       (Name and Address of Agent for Service)

                             Copies of Communications to:
                              Anthony C.J. Nuland, Esq.
                                   Seward & Kissel
                                 1200 G Street, N.W.
                               Washington, D.C.  20005

--------------------------------------------------------------------------------

                It is proposed that this filing will become effective:


         immediately upon filing pursuant to Rule 485, paragraph (b)
-----
  X      on June 3, 1997 pursuant to Rule 485, paragraph (b)
-----
         60 days after filing pursuant to Rule 485, paragraph (a)(i)
-----
         on [     ] pursuant to Rule 485, paragraph (a)(i)
-----
         75 days after filing pursuant to Rule 485, paragraph (a)(ii)
-----
         on [     ] pursuant to Rule 485, paragraph (a)(ii)
-----
         this post-effective amendment designates a new effective date for a previously filed post-effective amendment
-----



Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 notice for its various portfolios with a May 31 fiscal year end on July 26, 1996.
CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, STABLE INCOME FUND,
TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY
GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND,
SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND OF REGISTRANT ARE
CURRENTLY STRUCTURED AS FEEDER FUNDS. THIS AMENDMENT INCLUDES A MANUALLY EXECUTED SIGNATURE PAGE FOR THE REGISTRANTS WHOSE PORTFOLIOS ARE MASTER FUNDS:
SCHRODER CAPITAL FUNDS AND CORE TRUST (DELAWARE).

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                        PART A
        (Prospectus offering Shares of Cash Investment Fund, U.S. Government
           Fund and Treasury Fund, Institutional Shares and Investor Shares
            of Municipal Money Market Fund, and Investor Shares of Ready
                                Cash Investment Fund.)


Form N-1A
 Item No.               (Caption)         Location in Prospectus (Caption)
---------        ----------------------   --------------------------------

Item 1.          Cover Page               Cover Page

Item 2.          Synopsis                 Prospectus Summary

Item 3.          Condensed Financial
                 Information              Financial Highlights;
                                          Other Information -
                                          Performance Information

Item 4.          General Description of
                 Registrant               Prospectus Summary; Investment
                                          Objectives and Policies; Additional
                                          Investment Policies and Risk
                                          Considerations; and Other Information
                                          - The Trust and Its Shares

Item 5.          Management of the Fund   Prospectus Summary; Management

Item 5A.         Management's Discussion
                 of Fund Performance      Not Applicable

Item 6.          Capital Stock and
                 Other Securities         Cover; Dividends and Tax Matters;
                                          Other Information - The Trust and Its
                                          Shares

Item 7.          Purchase of Securities
                 Being Offered            How to Buy Shares; Management -
                                          Management, Administration and
                                          Distribution Services

Item 8.          Redemption or
                 Repurchase               How to Sell Shares

Item 9.          Pending Legal
                 Proceedings              Not Applicable

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                        PART A
                     (Prospectus offering A Shares and B Shares)



Form N-1A
 Item No.               (Caption)         Location in Prospectus (Caption)
---------        ----------------------   --------------------------------

Item 1.          Cover Page               Cover Page


Item 2.          Synopsis                 Prospectus Summary

Item 3.          Condensed Financial
                 Information              Financial Highlights; Other
                                          Information - Performance Information

Item 4.          General Description of
                 Registrant               Prospectus Summary; Investment
                                          Objectives and Policies;
                                          Additional Investment Policies and
                                          Risk Considerations; and Other
                                          Information - The Trust and Its
                                          Shares

Item 5.          Management of the Fund   Prospectus Summary; Management

Item 5A.         Management's Discussion
                 of Fund Performance      Not Applicable

Item 6.          Capital Stock and
                 Other Securities         Cover; Dividends and Tax Matters;
                                          Other Information - The Trust and Its
                                          Shares

Item 7.          Purchase of Securities
                 Being Offered            How To Buy Shares; Management,
                                          Administration and Distribution
                                          Services

Item 8.          Redemption or
                 Repurchase               How To Sell Shares

Item 9.          Pending Legal
                 Proceedings              Not Applicable

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                        PART A
                          (Any Prospectus offering J Shares)

Form N-1A
 Item No.               (Caption)         Location in Prospectus (Caption)
---------        ----------------------   --------------------------------

Item 1.          Cover Page               Cover Page

Item 2.          Synopsis                 Summary

Item 3.          Condensed Financial
                 Information              Financial Highlights; Other
                                          Information - Performance Information
Item 4.          General Description
                 of Registrant            Summary; Investment Objectives and
                                          Policies; Additional Investment
                                          Policies and Risk Considerations; and
                                          Other Information - The Trust and Its
                                          Shares; The Trust and Its Shares -
                                          Core Trust Structure

Item 5.          Management of the Fund   Summary; Management

Item 5A.         Management's Discussion
                 of Fund Performance      Not Applicable

Item 6.          Capital Stock and
                 Other Securities         Cover; Dividends, Distributions and
                                          Tax Matters; Other Information - The
                                          Trust and Its Shares; The Trust and
                                          Its Shares - Core Trust Structure

Item 7.          Purchase of Securities
                 Being Offered            Purchases and Redemptions of Shares;
                                          Management, Administration and
                                          Distribution Services

Item 8.          Redemption or
                 Repurchase               Purchases and Redemptions of Shares

Item 9.          Pending Legal
                 Proceedings              Not Applicable

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                        PART A
                        (Prospectus offering Exchange Shares)



Form N-1A
 Item No.               (Caption)         Location in Prospectus (Caption)
---------        ----------------------   --------------------------------

Item 1.          Cover Page               Cover Page

Item 2.          Synopsis                 Prospectus Summary

Item 3.          Condensed Financial
                 Information              Financial Highlights; Other
                                          Information - Performance Information

Item 4.          General Description of
                 Registrant               Prospectus Summary; Investment
                                          Objective and Policies; Additional
                                          Investment Policies; Other
                                          Information - The Trust and Its
                                          Shares

Item 5.          Management of the Fund   Prospectus Summary; Management

Item 5A.         Management's Discussion
                 of Fund Performance      Not Applicable

Item 6.          Capital Stock and
                 Other Securities         Cover; Dividends and Tax Matters;
                                          Other Information - The Trust and Its
                                          Shares

Item 7.          Purchase of Securities
                 Being Offered            Purchases of Shares; Management,
                                          Administration and Distribution
                                          Services

Item 8.          Redemption or
                 Repurchase               Redemptions of Shares

Item 9.          Pending Legal
                 Proceedings              Not Applicable

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                        PART B


Form N-1A                                 Location in Statement of
Item No                 (Caption)         Additional Information (Caption)
---------        ----------------------   --------------------------------

Item 10.         Cover Page               Cover Page

Item 11.         Table of Contents        Cover Page

Item 12.         General Information
                 and History              Prospectus

Item 13.         Investment Objectives
                 and Policies             Investment Policies; Investment
                                          Limitations

Item 14.         Management of the Fund   Management; Additional Information
                                          about the Trust and the Shareholders
                                          of the Funds

Item 15.         Control Persons and
                 Principal Holders of
                 Securities               Additional Information about the
                                          Trust; Shareholdings

Item 16.         Investment Advisory
                 and Other Services       Management

Item 17.         Brokerage Allocation
                 and Other Practices      Portfolio Transactions

Item 18.         Capital Stock and Other
                 Securities               Additional Information about the
                                          Trust; Shareholdings

Item 19.         Purchase, Redemption
                 and Pricing of
                 Securities Being
                 Offered                  Additional Purchase and Redemption
                                          Information

Item 20.         Tax Status               Taxation

Item 21.         Underwriters             Management - Administration and
                                          Distribution

Item 22.         Calculation of
                 Performance Data         Performance and Advertising Data

Item 23          Financial Statements     Other Information - Financial
                                          Statements

                                  STOCK FUNDS
--------------------------------------------------------------------------------


                                   PROSPECTUS


                                  JUNE 1, 1997



                               INCOME EQUITY FUND
                                 ---------------
                            VALUGROWTH-SM- STOCK FUND
                                 ---------------
                             DIVERSIFIED EQUITY FUND
                                 ---------------
                               GROWTH EQUITY FUND
                                 ---------------
                            SMALL COMPANY STOCK FUND
                                 ---------------
                          SMALL CAP OPPORTUNITIES FUND
                                 ---------------
                               INTERNATIONAL FUND



                                    [LOGO]


                                NOT FDIC INSURED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             TABLE OF CONTENTS

       1.  PROSPECTUS SUMMARY.........................          2
                                                                2
           Highlights of the Funds....................
                                                                8
           Expense Information........................
       2.  FINANCIAL HIGHLIGHTS.......................         12
       3.  INVESTMENT OBJECTIVES AND POLICIES.........         26
                                                               26
           Income Equity Fund.........................
                                                               26
           ValuGrowth Stock Fund......................
                                                               27
           Diversified Equity Fund....................
                                                               28
           Growth Equity Fund.........................
                                                               29
           Core Portfolio Descriptions................
                                                               32
           Small Company Stock Fund...................
                                                               33
           Small Cap Opportunities Fund...............
                                                               35
           International Fund.........................
                                                               37
           Additional Investment Policies and Risk
           Considerations.............................
       4.  MANAGEMENT.................................         45
                                                               45
           Investment Advisory Services...............
                                                               50
           Management, Administration and Distribution
           Services...................................
                                                               52
           Shareholding Servicing and Custody.........
                                                               52
           Expenses of the Funds......................
       5.  CHOOSING A SHARE CLASS.....................         54
                                                               54
           A Shares...................................
                                                               57
           B Shares...................................
       6.  HOW TO BUY SHARES..........................         61
                                                               61
           Minimum Investment.........................
                                                               61
           Purchase Procedures........................
                                                               63
           Account Application........................
                                                               63
           General Information........................
       7.  HOW TO SELL SHARES.........................         64
                                                               64
           General Information........................
                                                               64
           Redemption Procedures......................
                                                               65
           Other Redemption Matters...................
       8.  OTHER SHAREHOLDER SERVICES.................         67
                                                               67
           Exchanges..................................
                                                               68
           Automatic Investment Plan..................
                                                               69
           Individual Retirement Accounts.............
                                                               69
           Automatic Withdrawal Plan..................
                                                               69
           Reopening Accounts.........................
       9.  DIVIDENDS AND TAX MATTERS..................         70
                                                               70
           Dividends..................................
                                                               70
           Tax Matters................................
      10.  OTHER INFORMATION..........................         72
                                                               72
           Banking Law Matters........................
                                                               72
           Determination of Net Asset Value...........
                                                               73
           Performance Information....................
                                                               73
           The Trust and Its Shares...................
                                                               75
           Core and Gateway Structure.................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  JUNE 1, 1997

This Prospectus offers A Shares and B Shares of Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund (each a "Fund" and collectively the "Funds"). The Funds are separate diversified equity portfolios of NORWEST FUNDS (the "Trust"), which is a registered, open-end, management investment company.

INCOME EQUITY FUND, SMALL COMPANY STOCK FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Prospectus Summary" and "Other Information - Core and
Gateway-Registered Trademark- Structure."

DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND each seeks to achieve its investment objective by investing in various equity portfolios of another registered, open-end, management investment company, each of which invests using a different investment style. See "Prospectus Summary" and "Other Information - Core and Gateway Structure."

VALUGROWTH STOCK FUND seeks to achieve its investment objective by investing directly in portfolio securities.

This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to each Fund dated June 1, 1997, as may be further amended from time to time, which is available for reference on the SEC's Web Site (http://www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.

NORWEST FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.   PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

INCOME EQUITY FUND seeks to provide long-term capital appreciation consistent with above-average dividend income. This objective is pursued by investing primarily in the common stock of large, high-quality domestic companies that have above-average return potential and pay current dividends.

VALUGROWTH STOCK FUND seeks to provide long-term capital appreciation. This objective is pursued by investing in a diversified portfolio of common stock and securities convertible into common stock that, in the view of the Fund's investment adviser, possess above-average growth prospects and appear to be undervalued.


DIVERSIFIED EQUITY FUND seeks to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles.


GROWTH EQUITY FUND seeks to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. Because the Fund seeks increased returns, it is subject to correspondingly greater risks than Diversified Equity Fund.


SMALL COMPANY STOCK FUND seeks long-term capital appreciation. This objective is pursued by investing primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index.


SMALL CAP OPPORTUNITIES FUND seeks capital appreciation. Current income will be incidental to the objective of capital appreciation. This objective is pursued by investing in equity securities of companies domiciled in the United
States that at the time of purchase have market capitalizations of $1.5 billion or less.


INTERNATIONAL FUND seeks long-term capital appreciation. This objective is pursued by investing, in high quality companies based outside the United States.

FUND STRUCTURES

INCOME EQUITY FUND, SMALL COMPANY STOCK FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company (each a "Core Trust") that has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Core Portfolio. See "Other Information - Core and Gateway Structure." The Core Portfolios in which they invest are:


FUND                             CORE PORTFOLIO
----                             --------------
Income Equity Fund               Income Equity Portfolio
Small Company Stock Fund         Small Company Stock Portfolio
Small Cap Opportunities Fund     Schroder U.S. Smaller Companies Portfolio
International Fund               International Portfolio


DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND each seeks to achieve its investment objective by investing all of its investable assets in various portfolios (each a "Core Portfolio") of two registered, open-end, management investment companies (each a "Core Trust"). Each Core Portfolio invests using a different investment objective and a different investment style. See "Other Information - Core and Gateway Structure." The Funds and the Core Portfolios in which they currently invest are:


FUND                             CORE PORTFOLIOS
----                             ---------------
Diversified Equity Fund          Small Company Stock Portfolio
                                 Small Company Growth Portfolio
                                 Small Company Value Portfolio
                                 Index Portfolio
                                 Income Equity Portfolio
                                 Large Company Growth Portfolio
                                 International Portfolio

Growth Equity Fund               Small Company Stock Portfolio
                                 Small Company Growth Portfolio
                                 Small Company Value Portfolio
                                 Large Company Growth Portfolio
                                 International Portfolio


VALUGROWTH STOCK FUND seeks to achieve its investment objective by investing directly in portfolio securities.


INVESTMENT ADVISERS

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Funds' investment adviser. Norwest also is the investment adviser of each Core Portfolio other than Schroder U.S. Smaller Companies Portfolio and International Portfolio. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1996, with its affiliates, managed over $42.6 billion in assets. See "Management - Investment Advisory Services."


Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust, serves as the custodian of each Core Portfolio other than

Schroder U.S. Smaller Companies Portfolio and provides administrative services to Small Cap Opportunities Fund and International Fund. See "Management - Shareholder Servicing and Custody" and "- Management, Administration and Distribution Services."


Each Fund (other than ValuGrowth Stock Fund) incurs investment advisory fees indirectly through the investment advisory fees paid by the Core Portfolios; Norwest is paid an investment advisory fee directly by ValuGrowth Stock Fund. In addition, Diversified Equity Fund and Growth Equity Fund each pay Norwest a fee for Norwest's services with respect to the allocation of the Fund's assets to and among the Fund's respective Core Portfolios ("Asset Allocation Services").


CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Small Company Stock Fund and of Small Company Stock Portfolio and is an investment subadviser of Diversified Equity Fund and Growth Equity Fund. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors. See "Management - Investment Advisory Services."


PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an investment advisory subsidiary of Norwest, is the investment subadviser of Small Company Growth Fund, Small Company Growth Portfolio, Large Company Growth Portfolio and
Small Company Value Portfolio and is an investment subadviser of Diversified Equity Fund and Growth Equity Fund. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. See "Management - Investment Advisory Services."


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") is the investment adviser of Schroder U.S. Smaller Companies Portfolio and International Portfolio and is the investment subadviser of Small Cap Opportunities Fund and International Fund. It is also an investment subadviser of Diversified Equity Fund and Growth Equity Fund. Schroder specializes in providing international investment advice to various clients and, as of December 31, 1996, Schroder and its affiliates managed more than $150 billion in assets worldwide. See "Management - Investment Advisory Services."


Norwest, Crestone, Peregrine and Schroder (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers."


FUND MANAGEMENT AND ADMINISTRATION

The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Funds and also serves as administrator of each Core Portfolio, except Schroder U.S. Smaller Companies Portfolio, for which Forum serves as sub-administrator. Schroder Fund Advisors Inc. serves as administrator of Schroder U.S. Smaller Companies Portfolio. See "Management - Management, Administration and Distribution Services."


SHARES OF THE FUNDS

Each Fund currently offers three separate classes of shares: A class ("A Shares"), B class ("B Shares") and I class ("I Shares"). A Shares and B Shares are sold through this Prospectus and are collectively referred to as the "Shares."

     A SHARES. A Shares are offered at a price equal to their net asset value plus a sales charge imposed at the time of purchase or, in some cases, a contingent deferred sales charge imposed on redemptions made within two years of purchase.

     B SHARES. B Shares are offered at a price equal to their net asset value plus a contingent deferred sales charge imposed on most redemptions made within six years of purchase. B Shares pay a distribution services fee at an annual rate of up to 0.75%, and a maintenance fee in an amount equal to 0.25%, of the B Shares' average daily net assets. B Shares automatically convert to A Shares of the same Fund seven years after the end of the calendar month in which the B Shares were originally purchased.


The choice of A Shares or B Shares permits each investor to purchase those shares that the investor believes to be most beneficial given the amount purchased, the length of time the investor expects to hold the shares and other circumstances. A Shares will normally be more beneficial to an investor who qualifies for reduced initial sales charges. See "Choosing a Share Class."


I Shares are offered by a separate prospectus to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares of each class of a Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."

HOW TO BUY AND SELL SHARES

Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment is $1,000. The minimum subsequent investment is $100. See "How to Buy Shares" and "How to Sell Shares."


EXCHANGES

Shareholders may exchange A Shares and B Shares for A Shares and B Shares, respectively, of certain other funds of the Trust. In addition, A Shares may be exchanged for investor class shares of certain money market funds of the Trust and B Shares may be exchanged for exchange class shares of Ready Cash Investment Fund of the Trust. See "Other Shareholder Services - Exchanges."

SHAREHOLDER FEATURES

Each Fund offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Purchases of A Shares may be eligible for Rights of Accumulation, Cumulative Quantity Discounts or a Reinstatement Privilege. See "Other Shareholder Services" and "Choosing a Share Class."


DIVIDENDS AND DISTRIBUTIONS

Dividends of the net investment income of Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund are declared and paid quarterly. Dividends of the net investment income of Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund are declared and paid annually. Each Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional Fund shares unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an
investment in a Fund may be worth more or less than its original value.   All of
the Funds invest primarily in equity securities and are subject to the general risks of investing in the stock market.

All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending and other investment techniques. See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations." As noted under "Financial Highlights," the portfolio turnover rate for certain Funds may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations - Portfolio Transactions."

The policy of investing in securities of smaller companies that is employed by SMALL COMPANY STOCK FUND and SMALL CAP OPPORTUNITIES FUND and by DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the fact that the issuer may have limited product lines, access to financial markets and management depth. See "Investment Objectives and Policies - Small Company Stock Fund (or Small Cap Opportunities Fund) - Additional Investment Considerations and Risk Factors." SMALL COMPANY STOCK FUND and SMALL CAP OPPORTUNITIES FUND are designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.

The policy of investing in foreign issuers employed by INTERNATIONAL FUND and by DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets. See "Investment Objectives and Policies - International Fund - Foreign Investments" INTERNATIONAL FUND is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in foreign companies.


By pooling their assets in one or more Core Portfolios with other institutional investors, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, SMALL COMPANY STOCK FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each may be able to achieve certain efficiencies; and economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. See "Other Information - Core and Gateway Structure."

EXPENSE INFORMATION

The purpose of the Shareholder Transaction Expenses and Annual Fund Operating Expenses tables in this section is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
(APPLICABLE TO EACH FUND)

                                                       A SHARES       B SHARES
                                                       --------       --------
Maximum sales charge imposed on purchases
  (as a percentage of public offering price) . . . . .  4.5%(1)         Zero
Maximum deferred sales charge
  (as a percentage of the lesser of original purchase
  price or redemption proceeds). . . . . . . . . . . .  Zero(2)      4.0%(1)(3)
Exchange Fee . . . . . . . . . . . . . . . . . . . . .   Zero           Zero



                     ANNUAL FUND OPERATING EXPENSES(4)
 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER APPLICABLE FEE WAIVERS AND
                             REIMBURSEMENTS)

                                                                 INCOME            VALUGROWTH         DIVERSIFIED
                                                               EQUITY FUND         STOCK FUND        EQUITY FUND(7)
                                                            ----------------    ----------------    ----------------
                                                              A         B         A         B         A         B
                                                            SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                                            ------    ------    ------    ------    ------    ------
Investment Advisory Fees (after fee waivers)(5). . . . . .    N/A       N/A      0.79%    0.79%      0.17%     0.17%
Rule 12b-1 Fees (after fee waivers)(6) . . . . . . . . . .   None      0.75%     None     0.63%      None      0.75%
Other Expenses (after reimbursements). . . . . . . . . . .   0.34%     0.34%     0.41%    0.53%      0.32%     0.32%
Investment Advisory Fees -- Core Portfolio(s)(5) . . . . .   0.50%     0.50%      N/A      N/A       0.48%     0.48%
Other Expenses -- Core Portfolio(s)
  (after reimbursements) . . . . . . . . . . . . . . . . .   0.01%     0.01%      N/A      N/A       0.03%     0.03%
                                                            ----------------    ----------------    ----------------
Total Operating Expenses(8). . . . . . . . . . . . . . . .   0.85%     1.60%     1.20%    1.95%      1.00%     1.75%

                                                                                                   SMALL CAP
                                                             GROWTH          SMALL COMPANY       OPPORTUNITIES       INTERNATIONAL
                                                         EQUITY FUND(7)      STOCK FUND(7)           FUND                FUND
                                                        ----------------    ----------------    ----------------    ----------------
                                                          A         B         A         B         A         B         A         B
                                                        SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                                        ------    ------    ------    ------    ------    ------    ------    ------
Investment Advisory Fees (after fee waivers)(5). . . .   0.22%     0.22%      N/A       N/A       N/A       N/A       N/A       N/A
Rule 12b-1 Fees (after fee waivers)(6) . . . . . . . .   None      0.75%     None      0.75%     None      0.75%     None      0.75%
Other Expenses (after reimbursements). . . . . . . . .   0.29%     0.29%     0.26%     0.26%     0.40%     0.40%     0.95%     0.95%
Investment Advisory Fees -- Core Portfolio(s)
  (after fee waivers)(5) . . . . . . . . . . . . . . .   0.68%     0.68%     0.90%     0.90%     0.53%     0.53%     0.45%     0.45%
Other Expenses -- Core Portfolio(s)
  (after reimbursements) . . . . . . . . . . . . . . .   0.06%     0.06%     0.04%     0.04%     0.32%     0.32%     0.10%     0.10%
                                                        ----------------    ----------------    ----------------    ----------------
Total Operating Expenses(8). . . . . . . . . . . . . .   1.25%     2.00%     1.20%     1.95%     1.25%     2.00%     1.50%     2.25%


(1) Sales charge waivers and reduced sales charge plans are available for A and B Shares. See "Choosing a Share Class."

(2)  If A Shares purchased without an initial sales charge
     (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 1.0% will be applied to the redemption.

(3) The maximum 4.0% deferred sales charge on B Shares applies to redemptions during the first year after purchase; the charge declines thereafter, and is 3.0% during the second and third years, 2.0% during the fourth and fifth years, 1.0% during the sixth year and zero the following year.

(4) For a further description of the various expenses associated with investing in the Funds, see "Management." Expenses associated with I Shares of a Fund differ from those listed in the table. The table is based on expenses incurred during the Funds' most recent fiscal year ended May 31, 1996, except that the expenses for Small Cap Opportunities Fund are based on estimated expenses for the Fund's first fiscal year of operations ended May 31, 1997. Expenses are restated to reflect current fees. To the extent Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund invest all or a portion of their assets in various
     Core Portfolios (each of which bears expenses as noted under "Investment Advisory Fees - Core Portfolio(s)" and "Other Expenses - Core Portfolio(s)"), these Funds indirectly bear their pro rata portion of the expenses of each Core Portfolio in which they invest.

(5) For Diversified Equity Fund and Growth Equity Fund, "Investment Advisory Fees" reflects the fee for Asset Allocation Services.
     For Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund, "Investment Advisory Fees - Core Portfolio(s)" reflects the investment advisory fees incurred by the Core Portfolio(s) in which the Fund invests. Absent estimated waivers, the "Investment Advisory Fee" for ValuGrowth Stock Fund, Growth Equity Fund and Diversified Equity Fund would be 0.80%, 0.25% and 0.25%, respectively, and the "Investment Advisory

8                                                                           9

     Fees - Core Portfolio(s)" for Small Cap Opportunities Fund would be 0.60%. The "Investment Advisory Fees -- Core Portfolios" paid by each of Diversified Equity Fund and Growth Equity Fund will vary based on the percentage of the Fund's assets invested in each Core Portfolio.

(6) Absent fee waivers, "Rule 12b-1 Fees" would be 1.00% for B Shares of each Fund. Long-term shareholders of B Shares may pay Rule 12b-1 Fees and contingent deferred sales charges totaling in the aggregate more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

(7) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Small Company Stock Fund's total combined operating expenses through May 31, 1998 at or below 1.20% for A Shares and 1.95% for B Shares. In addition, Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.75% and 1.00%, respectively. See
     "Management -- Expenses of the Funds."

(8) Absent estimated expense reimbursements and fee waivers, the expenses of A Shares of Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund would be: "Other Expenses," 1.34%, 0.63%, 0.42%, 0.44%, 0.57%, 0.98% and 1.89%, respectively; "Other Expenses -- Core
     Portfolios," 0.11%, N/A, 0.13%, 0.16%, 0.14%, 0.71% and 0.20%,
     respectively; and "Total Operating Expenses," 1.95%, 1.43%, 1.29%, 1.53%, 1.62%, 2.29% and 2.55%, respectively." Absent estimated expense reimbursements and fee waivers, the expenses of B Shares of Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund would be: "Other Expenses," 1.40%, 0.76%, 0.67%, 0.76%, 0.88%, 0.98%
     and 1.49%, respectively; "Other Expenses -- Core Portfolios," 0.11%, N/A, 0.13%, 0.16%, 0.14% and 0.71 and 0.20%, respectively; and "Total
     Operating Expenses," 3.01%, 2.56%, 2.54%, 2.89%, 2.93%, 3.29% and 3.15%,
     respectively." "Other Expenses" includes transfer agency fees payable to Norwest Bank of 0.25% and, in the case of Small Cap Opportunities Fund and International Fund, administration fees payable to Norwest Bank of 0.25%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following is a Hypothetical Expense Example indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. The example also assumes deduction of the maximum initial sales charge for A Shares, deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of seven years. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.

                         HYPOTHETICAL EXPENSE EXAMPLE

                                                         1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                         ----------------------------------------------------
INCOME EQUITY FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   53              71             90            145
   B Shares
      Assuming redemption at the end of the period . . .   56              80            107            190
      Assuming no redemption . . . . . . . . . . . . . .   16              50             87            190
                                                         ----------------------------------------------------
VALUGROWTH STOCK FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   57              81            108            184
   B Shares
      Assuming redemption at the end of the period . . .   60              91            125            227
      Assuming no redemption . . . . . . . . . . . . . .   20              61            105            227
                                                         ----------------------------------------------------
DIVERSIFIED EQUITY FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   55              75             98            162
   B Shares
      Assuming redemption at the end of the period . . .   58              85            115            206
      Assuming no redemption . . . . . . . . . . . . . .   18              55             95            206
                                                         ----------------------------------------------------
GROWTH EQUITY FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   57              83            111            189
   B Shares
      Assuming redemption at the end of the period . . .   60              93            128            233
      Assuming no redemption . . . . . . . . . . . . . .   20              63            108            233
                                                         ----------------------------------------------------
SMALL COMPANY STOCK FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   57              81            108            184
   B Shares
      Assuming redemption at the end of the period . . .   60              91            125            227
      Assuming no redemption . . . . . . . . . . . . . .   20              61            105            227
                                                         ----------------------------------------------------
SMALL CAP OPPORTUNITIES FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   57              83            111            189
   B Shares. . . . . . . . . . . . . . . . . . . . . . .
      Assuming redemption at the end of the period . . .   60              93            128            233
      Assuming no redemption . . . . . . . . . . . . . .   20              63            108            233
                                                         ----------------------------------------------------
INTERNATIONAL FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   60              90            123            216
   B Shares
      Assuming redemption at the end of the period . . .   63             100            140            258
      Assuming no redemption . . . . . . . . . . . . . .   23              70            120            258

2.   FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for the Funds. This information represents selected data for a single outstanding A Share and B Share of each Fund for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the years ended May 31, 1994, 1995 and 1996 and the period ended November 30, 1995 were audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each Fund's financial statements for the period ended November 30, 1996 are contained in the Fund's Semi-Annual report. Each Fund's financial statements for the fiscal year ended May 31, 1996, and independent auditors' report thereon are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Semi-Annual and Annual Reports, which may be obtained from the Trust without charge.



                         INCOME EQUITY FUND

                                                                          A SHARES                           B SHARES
                                                            ---------------------------------   ---------------------------------
                                                              PERIOD ENDED      YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              NOVEMBER 30,        MAY 31,         NOVEMBER 30,         MAY 31,
                                                            ----------------  ---------------   -----------------  --------------
                                                                 1996*            1996(a)            1996*             1996(a)
                                                            ----------------  ---------------   -----------------  --------------
Beginning Net Asset Value per Share. . . . . . . . . . . .       $27.56            $26.94            $27.94            $26.94
Net Investment Income. . . . . . . . . . . . . . . . . . .         0.29              0.07              0.19              0.02
Net Realized and Unrealized Gain (Loss) on Investments . .         2.99              0.55              2.99              0.58
Dividends from Net Investment Income . . . . . . . . . . .        (0.24)               --             (0.18)               --
Distributions from Net Realized Gain . . . . . . . . . . .           --                --                --                --
                                                            ----------------  ---------------   -----------------  --------------
Ending Net Asset Value per Share . . . . . . . . . . . . .       $30.60            $27.56            $30.34            $27.54
                                                            ----------------  ---------------   -----------------  --------------
                                                            ----------------  ---------------   -----------------  --------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . . . . . . . . . . . .         0.85%(c)          0.91%(c)          1.59%(c)          1.72%(c)
   Net Investment Income . . . . . . . . . . . . . . . . .         2.07%(c)          3.69%(c)          1.35%(c)          2.92%(c)
Total Return . . . . . . . . . . . . . . . . . . . . . . .        25.19%(c)          2.30%            24.33%(c)          2.23%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .         0.61%             0.69%             0.61%             0.69%
Average Commission Rate(d) . . . . . . . . . . . . . . . .      $0.0909           $0.0942           $0.0909           $0.0942
Net Assets at End of
   Period (000's omitted). . . . . . . . . . . . . . . . .      $39,043           $31,448           $23,883           $17,318

---------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  Income Equity Fund commenced the offering of A and B Shares on May 2, 1996.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . . . . . . . . . . . . . . . . . .         0.94%(c)          1.91%(c)          1.72%(c)          2.63%(c)
(c)  Annualized.
(d)  Represents the average commission per share paid  to brokers on the purchase or sale of equity securities.



12                                                                           13

                         VALUGROWTH STOCK FUND

                                                                            A SHARES
                            ------------------------------------------------------------------------------------------------------
                                                                                   SIX
                                                                                  MONTHS
                            PERIOD ENDED                                           ENDED
                            NOVEMBER 30,           YEAR ENDED MAY 31,             MAY 31,          YEAR ENDED NOVEMBER 30,
                            ------------ -------------------------------------  ----------  --------------------------------------
                               1996*       1996      1995      1994      1993      1992      1991      1990      1989     1988(a)
                            ------------ -------------------------------------  ----------  --------------------------------------
Beginning Net Asset
  Value per Share. . . . .    $22.63      $18.82    $17.17    $17.27    $16.30    $14.48    $11.67    $12.67    $10.03    $10.00
Net Investment Income. . .      0.09        0.13      0.17      0.10      0.17      0.09      0.18      0.21      0.18      0.15
Net Realized and
  Unrealized Gain
  (Loss) on Investments. .      2.68        3.93      1.66      0.19      1.34      1.83      2.82     (0.55)     2.61      0.03
Dividends from Net
  Investment Income. . . .     (0.05)      (0.13)    (0.18)    (0.17)    (0.17)    (0.10)    (0.19)    (0.21)    (0.15)    (0.15)
Distributions from
  Net Realized Gain. . . .        --       (0.12)       --     (0.22)    (0.37)       --        --     (0.45)       --        --
                            ------------ -------------------------------------  ----------  ---------------------------------------
Ending Net Asset
  Value per Share. . . . .    $25.35      $22.63    $18.82    $17.17    $17.27    $16.30    $14.48    $11.67    $12.67    $10.03
                            ------------ -------------------------------------  ----------  ---------------------------------------
                            ------------ -------------------------------------  ----------  ---------------------------------------
Ratios to Average
  Net Assets:
    Expenses(b). . . . . .      1.03%(c)    1.20%     1.20%     1.20%     1.20%     1.19%(c)  1.19%     1.20%     1.20%     1.19%(c)
  Net Investment Income. .      0.79%(c)    0.63%     1.01%     1.06%     1.02%     1.34%(c)  1.57%     1.88%     1.58%     1.84%(c)
Total Return . . . . . . .     25.80%(c)   21.69%    10.72%     1.68%     9.32%    26.46%(c) 25.84%    (2.91%)   28.00%     2.04%(c)
Portfolio Turnover Rate. .     36.07%     105.43%    63.82%    86.07%    57.34%    29.50%    31.17%    38.67%    65.89%    30.90%
Average Commission
  Rate(d). . . . . . . . .   $0.0817     $0.0603        --        --        --        --        --        --        --        --
Net Assets at the End
  of Period
  (000's omitted). . . . .   $17,160     $15,232   $12,138   $12,922  $109,669   $68,659    $4,853      $750      $411      $281
------------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  ValuGrowth Stock Fund commenced operations on January 8, 1988.  The Fund's original class of shares subsequently became
     A Shares. The Fund commenced the offering of B Shares on August 5, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . .      1.41%(c)    1.42%     1.43%     1.43%     1.42%     1.64%(d)  4.33%    11.73%     8.38%     2.50%(c)
(c)  Annualized.
(d)  Represents the average commission per share paid to brokers on the purchase or sale of equity securities.
     Prior to 1996, this data was not reported in mutual fund financial statements.


                         VALUGROWTH STOCK FUND
                                                                     B SHARES
                                              --------------------------------------------------------
                                              PERIOD ENDED
                                              NOVEMBER 30,               YEAR ENDED MAY 31,
                                              ------------    ----------------------------------------
                                                  1996*           1996           1995         1994(a)
                                              ------------    ----------------------------------------
Beginning Net Asset Value per Share. . . . .     $22.28         $18.65         $17.10         $17.12
Net Investment Income. . . . . . . . . . . .         --          (0.02)          0.07           0.07
Net Realized and
   Unrealized Gain
   (Loss) on Investments . . . . . . . . . .       2.64           3.87           1.61           0.23
Dividends from Net
   Investment Income . . . . . . . . . . . .      (0.01)         (0.10)         (0.13)         (0.10)
Distributions from Net
   Realized Gain . . . . . . . . . . . . . .         --          (0.12)            --          (0.22)
                                              ------------    ----------------------------------------
Ending Net Asset Value
   per Share . . . . . . . . . . . . . . . .     $24.91         $22.28         $18.65         $17.10
                                              ------------    ----------------------------------------
                                              ------------    ----------------------------------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . . . . .       1.77%(c)       1.96%          1.95%          1.95%(c)
   Net Investment Income . . . . . . . . . .      (0.01%)(c)     (0.12%)         0.28%          0.25%(c)
Total Return . . . . . . . . . . . . . . . .      24.81%(c)      20.79%          9.88%          2.36%(c)
Portfolio Turnover Rate. . . . . . . . . . .      36.07%        105.43%         63.82%         86.07%
Average Commission
   Rate(d) . . . . . . . . . . . . . . . . .    $0.0817        $0.0603             --             --
Net Assets at the End of Period
   (000's omitted) . . . . . . . . . . . . .     $5,768         $5,130         $3,569         $2,218

------------------------------------------------------------------------------------------------------
 *   Unaudited.
(a)  ValuGrowth Stock Fund commenced operations on January 8, 1988. The Fund's original class of shares subsequently became A Shares. The Fund commenced the offering of B Shares on August 5, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses . . . . . . . . . . . . . . .       2.60%(c)       2.54%          2.51%          2.55%(c)
(c)  Annualized.
(d)  Represents the average commission per share paid to brokers on the purchase or sale of equity securities.
     Prior to 1996, this data was not reported in mutual fund financial statements.



14                                                                            15

                         DIVERSIFIED EQUITY FUND

                                                   A SHARES                      B SHARES
                                       ----------------------------    ----------------------------
                                       PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                       NOVEMBER 30,       MAY 31,      NOVEMBER 30,       MAY 31,
                                       ------------    ------------    ------------    ------------
                                           1996*          1996(a)         1996*           1996(a)
                                       ------------    ------------    ------------    ------------
Beginning Net Asset Value
  per Share  . . . . . . . . . . . . .    $30.56          $29.89          $30.54          $29.41
Net Investment Income. . . . . . . . .      0.06            0.02           (0.09)           0.02
Net Realized and Unrealized Gain
  (Loss) on Investments. . . . . . . .      2.70            0.65            2.73            1.11
Dividends from Net
  Investment Income. . . . . . . . . .        --              --              --              --
Distributions from Net
  Realized Gain. . . . . . . . . . . .        --              --              --              --
                                       ------------    ------------    ------------    ------------
Ending Net Asset Value
  per Share. . . . . . . . . . . . . .    $33.32          $30.56          $33.18          $30.54
                                       ------------    ------------    ------------    ------------
                                       ------------    ------------    ------------    ------------
Ratios to Average Net Assets:
  Expenses(b). . . . . . . . . . . . .     1.05%(c)        1.52%(c)(d)     1.81%(c)         2.37%(c)(d)
  Net Investment Income. . . . . . . .     0.77%(c)        1.88%(c)       (0.09%)(c)        1.24%(c)
Total Return . . . . . . . . . . . . .    18.71%(c)        2.24%          17.88%(c)         3.84%
Portfolio Turnover Rate. . . . . . . .     3.31%           5.76%           3.31%            5.76%
Average Commission Rate(e) . . . . . .   $0.0683         $0.0671         $0.0683          $0.0671
Net Assets at the End of Period
  (000's omitted). . . . . . . . . . .   $14,553          $2,699         $15,362           $2,447

---------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  Diversified Equity Fund commenced the offering of A Shares on May 2, 1996, and B Shares on
     May 6, 1996.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . . . . . . . .     1.34%(c)        4.06%(c)(d)     2.20%(c)         4.95%(c)(d)
(c)  Annualized.
(d)  Includes expenses allocated from Index Portfolio, Small Company Portfolio and International
     Portfolio II of Core Trust (Delaware) for A Shares and B Shares of 0.62% and 0.70%,
     respectively, net of waivers of 1.30% and 1.49%, respectively.
(e)  Represents the average commission per share paid to brokers on the purchase or sale of equity securities.



16                                                                           17

                           GROWTH EQUITY FUND

                                                  A SHARES                       B SHARES
                                       ----------------------------    ----------------------------
                                       PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                       NOVEMBER 30,       MAY 31,      NOVEMBER 30,       MAY 31,
                                       ------------    ------------    ------------    ------------
                                          1996*           1996(a)         1996*           1996(a)
                                       ------------    ------------    ------------    ------------
Beginning Net Asset Value
  per Share. . . . . . . . . . . . . .    $29.08          $28.50          $29.07          $28.18
Net Investment Income. . . . . . . . .     (0.04)             --           (0.09)             --
Net Realized and Unrealized
  Gain (Loss) on Investments . . . . .      1.28            0.58            1.22            0.89
Dividends from Net
   Investment Income . . . . . . . . .        --              --              --              --
Distributions from Net
   Realized Gain . . . . . . . . . . .        --              --              --              --
                                       ------------    ------------    ------------    ------------
Ending Net Asset Value
    per Share. . . . . . . . . . . . .    $30.32          $29.08          $30.32          $29.07
                                       ------------    ------------    ------------    ------------
                                       ------------    ------------    ------------    ------------
Ratios to Average Net Assets:
    Expenses(b). . . . . . . . . . . .     1.33%(c)        2.08%(c)(d)     2.08%(c)        2.92%(c)(d)
    Net Investment Income (Loss) . . .    (0.21%)(c)       0.34%(c)       (0.99%)(c)      (0.40%)(c)
Total Return . . . . . . . . . . . . .     8.64%(c)        2.04%           7.86%(c)        3.16%
Portfolio Turnover Rate. . . . . . . .     8.29%           7.39%           8.12%           7.39%
Average Commission Rate(e) . . . . . .   $0.0564         $0.0617         $0.0564         $0.0617
Net Assets at the End of Period
  (000's omitted). . . . . . . . . . .   $11,603          $3,338          $4,372            $703
---------------------------------------------------------------------------------------------------
 *   Unaudited.
(a)  Growth Equity Fund commenced the offering of A Shares on May 2, 1996.  The Fund commenced the offering of B Shares on May 6, 1996.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . . . . . . . .     1.88%(c)        6.40%(c)(d)     3.00%(c)        7.44%(c)(d)
(c)  Annualized.
(d)  Includes expenses allocated from Index Portfolio, Small Company Portfolio and International
     Portfolio II of Core Trust (Delaware) for A Shares and B Shares of 0.83% and 0.94%,
     respectively, net of waivers of 2.99% and 3.42%, respectively.
(e)  Represents the average commission per share paid to brokers on the purchase or sale of equity securities. Prior to 1996, this data was not required to be reported in mutual fund financial statements.



18                                                                           19

                        SMALL COMPANY STOCK FUND

                                               A SHARES                                            B SHARES
                              ----------------------------------------------   ---------------------------------------------------
                              PERIOD ENDED                                      PERIOD ENDED
                              NOVEMBER 30,        YEAR ENDED MAY 31,            NOVEMBER 30,           YEAR ENDED MAY 31,
                              ------------  --------------------------------   ---------------  ----------------------------------
                                  1996*        1996      1995       1994(a)         1996*        1996        1995       1994(a)
                              ------------  --------------------------------   ---------------  ----------------------------------
Beginning Net Asset Value
  per Share. . . . . . . . . .  $14.02       $10.64     $9.84       $10.00        $13.83         $10.56        $9.82     $10.00
Net Investment Income. . . . .   (0.03)        0.01      0.12         0.07         (0.07)         (0.08)        0.07       0.06
Net Realized and Unrealized
 Gain (Loss) on Investments. .   (0.05)        3.93      0.87        (0.15)        (0.07)          3.90         0.84      (0.17)
Dividends from Net
   Investment Income . . . . .      --        (0.03)    (0.11)       (0.08)           --          (0.02)       (0.09)     (0.07)
Distributions from Net
   Realized Gain . . . . . . .      --        (0.53)    (0.08)          --            --          (0.53)       (0.08)        --
                              ------------  --------------------------------   ---------------  ----------------------------------
Ending Net Asset Value
   per Share . . . . . . . . .  $13.94       $14.02    $10.64        $9.84        $13.69         $13.83       $10.56      $9.82
                              ------------  --------------------------------   ---------------  ----------------------------------
                              ------------  --------------------------------   ---------------  ----------------------------------
Ratios to Average Net
  Assets:
  Expenses(b). . . . . . . . .   1.19%(c)     1.21%     0.53%        0.22%(c)      1.94%(c)       1.96%        1.27%      0.98%(c)
  Net Investment Income. . . .  (0.45%)(c)    0.03%     1.14%        1.95%(c)     (1.20%)(c)     (0.74%)       0.38%      1.27%(c)
Total Return . . . . . . . . .  (1.13%)(c)   38.22%    10.19%       (1.98%)(c)    (2.00%)(c)     37.32%        9.31%     (2.77%)(c)

Portfolio Turnover Rate. . . .  97.01%      134.53%    68.09%       14.98%        97.01%        134.53%       68.09%     14.98%
Average Commission Rate(d) . . $0.0848      $0.0555        --           --       $0.0848        $0.0555           --         --
Net Assets at the End of
  Period (000's omitted) . . .  $6,174       $5,426    $1,540         $265        $4,243         $4,125         $963       $195

----------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  Small Company Stock Fund commenced the offering of A and B Shares on December 31, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . . . .   1.71%(c)     1.87%     2.32%       10.66%(c)      2.83%(c)       2.96%        3.56%     20.87%(c)
(c)  Annualized.
(d)  Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.  Prior to 1996, this data was not reported in mutual fund financial statements.



20                                                                           21

                      SMALL CAP OPPORTUNITIES FUND

                                                  A SHARES                B SHARES
                                               ----------------        ---------------
                                                PERIOD ENDING           PERIOD ENDING
                                                 NOVEMBER 30,            NOVEMBER 30,
                                               ----------------        ---------------
                                                   1996*(a)               1996*(a)
                                               ----------------        ---------------
Beginning Net Asset Value
    per Share. . . . . . . . . . . . . . . . .      $17.39                   $17.41
Net Investment Income. . . . . . . . . . . . .          --                       --
Net Realized and Unrealized
    Gain (Loss) on Investments . . . . . . . .        0.41                     0.38
Dividends from Net
   Investment Income . . . . . . . . . . . . .          --                       --
Distributions from Net
   Realized Gain . . . . . . . . . . . . . . .          --                       --
                                               ----------------        ---------------
Ending Net Asset Value
   per Share . . . . . . . . . . . . . . . . .      $17.80                   $17.79
                                               ----------------        ---------------
                                               ----------------        ---------------
Ratios to Average
   Net Assets:
      Expenses(b). . . . . . . . . . . . . . .        1.28%(c)                 2.08%(c)
      Net Investment Income. . . . . . . . . .        0.41%(c)                (0.07%)(c)
Total Return . . . . . . . . . . . . . . . . .       (0.22%)(c)                0.00%(c)
Portfolio Turnover Rate(d) . . . . . . . . . .       17.39%                   17.39%
Average Commission Rate(e) . . . . . . . . . .     $0.0553                  $0.0553
Net Assets at the End of
   Period (000's omitted). . . . . . . . . . .         $65                      $28

----------------------------------------------------------------------------------------
*    Unaudited.
(a)  Small Cap Opportunities Fund commenced operations with the offering of I Shares on
     August 15, 1996.  The Fund commenced the offering of A Shares and B Shares on
     October 9, 1996 and November 8, 1996, respectively.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses: . . . . . . . . . . . . . . . .        2.12%(c)                 3.44%(c)
(c)  Annualized.
(d)  Reflects the rate of Schroder U.S. Smaller Companies Portfolio.
(e)  Represents the average commission per share paid to brokers on the purchase or sale of equity securities.



22                                                                           23

                           INTERNATIONAL FUND

                                                        A SHARES                                   B SHARES
                                     -----------------------------------------   ---------------------------------------------
                                                      PERIOD ENDED                              PERIOD ENDED
                                     -----------------------------------------   ---------------------------------------------
                                     NOVEMBER 30,      MAY 31,      OCTOBER 31,    NOVEMBER 30,     MAY 31,    OCTOBER 31,
                                        1996*           1996          1995(a)        1996*            1996        1995(a)
                                     -----------------------------------------   ---------------------------------------------
Beginning Net Asset Value
   per Share . . . . . . . . . . .     $19.82         $17.97         $16.50         $19.71         $17.91         $16.50
Net Investment Income. . . . . . .       0.01           0.35           0.01          (0.05)          0.25           0.01
Net Realized and Unrealized
   Gain (Loss) on
   Investments . . . . . . . . . .       0.33           1.83           1.46           0.31           1.83           1.40
Dividends from Net
   Investment Income . . . . . . .         --          (0.33)            --             --          (0.28)            --
Distributions from Net
   Realized Gain . . . . . . . . .         --             --             --             --             --             --
                                     -----------------------------------------   ---------------------------------------------
Ending Net Asset Value
   per Share . . . . . . . . . . .     $20.16         $19.82         $17.97         $19.97         $19.71         $17.91
                                     -----------------------------------------   ---------------------------------------------
                                     -----------------------------------------   ---------------------------------------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . .      1.42%          1.50%(c)(d)    1.32%(c)(d)    2.16%(c)       2.25%(c)(d)    1.27%(c)(d)
   Net Investment Income (Loss)  .      0.24%(c)       0.92%(c)       0.26%(c)      (0.49%)(c)     (0.02%)(c)      0.17%(c)
Total Return . . . . . . . . . . .      3.43%(c)      12.31%(c)       8.91%(c)       2.63%(c)      11.79%(c)       8.55%(c)
Portfolio Turnover Rate(e) . . . .     34.75%         14.12%         29.41%          2.45%         14.12%         29.41%
Average Commission
  Rate(f). . . . . . . . . . . . .    $0.0213        $0.0325             --        $0.0213        $0.0325             --
Net Assets at the End of
   Period (000's omitted). . . . .     $1,385         $1,080           $216         $1,239           $995           $395

------------------------------------------------------------------------------------------------------------------------------
*     Unaudited.
(a)   International Fund commenced operations on November 11, 1994.  The Fund commenced the offering of A and B Shares on
      April 1, 1995.
(b)   During the periods, various fees and expenses were waived and reimbursed, respectively.  Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
      Expenses  . . . . . . . . . .     1.56%(c)       2.51%(c)(d)   20.95%(c)(d)    2.56%(c)       3.11%(c)(d)   14.57%(c)(d)
(c)   Annualized.
(d)   Includes expenses allocated from International Portfolio of Core Trust (Delaware) for the period ended
      May 31, 1996 of 0.82%, net of waivers of 0.02%, for each of A and B Shares, and for the period ended October 31, 1995 of
      1.55%, net of waivers of 0.17% for A Shares, and 1.82%, net of waivers of 0.20% for B Shares.
(e)   Reflects the rate of International Portfolio.
(f)   Represents the only commission per share paid to brokers on the purchase or sale of equity securities.  Prior to 1996, this data was not reported in mutual fund financial statements.



24                                                                           25

----
----

3.INVESTMENT OBJECTIVES AND POLICIES

There can be no assurance that any Fund or any Core Portfolio will achieve its investment objective.

INCOME EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation consistent with above-average dividend income. The Fund currently pursues its investment objective by investing all of its investable assets in Income Equity Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Income Equity Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Portfolio, Norwest uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Portfolio considers large companies to be those whose market capitalization is at least $600 million at the time of purchase. The Portfolio also may invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Objectives and Policies - International Fund - Foreign Investment Considerations and Risk Factors." Under normal circumstances, Income Equity Portfolio will not invest more than 10% of its total assets in the securities of a single issuer.

VALUGROWTH STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation.

INVESTMENT POLICIES. The Fund invests primarily in the common stock and convertible securities of medium- and large-capitalization companies (companies with a market capitalization of greater than $500 million) that, in the view of Norwest, possess above average growth characteristics and appear to be undervalued.

The Fund seeks to identify and invest in companies whose earnings and dividends Norwest believes will grow both faster than inflation and faster than the economy in general and whose growth Norwest believes has not yet been fully reflected in the market price of the companies' shares. In seeking

----
----
these investments, Norwest relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, Norwest applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

The Fund also may invest in selected companies that Norwest regards as "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments are the exception, not the rule, and must satisfy Norwest's valuation parameters. In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers, American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Objectives and Policies - International Fund - Foreign Investment Considerations and Risk Factors." The Fund may invest in convertible debt and convertible preferred stock.

DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities. The Fund's investment portfolio combines five different equity investment styles: (i) an index investment style; (ii) the investment style of Income Equity Fund; (iii) a large company growth investment style; (iv) small company investment styles; and
(v) the investment style of International Fund. In addition, the Fund allocates the assets dedicated to small company investments to three distinct small company investment styles. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Because Diversified Equity Fund blends five equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends three equity investment styles.

----
----

DIVERSIFIED EQUITY FUND ALLOCATION
Set forth below are the ranges of investments by the Fund in each Core Portfolio and the current allocation among the Core Portfolios.


                                          CURRENT     RANGE OF
                                         ALLOCATION   INVESTMENT
---------------------------------------------------------------
Index Portfolio.......................          25%   23% - 27%
Income Equity Portfolio...............          25%   23% - 27%
Large Company Growth Portfolio........          25%   23% - 27%
Small Company style...................          10%    8% - 12%
  Small Company Stock Portfolio.......           31/3%
  Small Company Growth Portfolio......           31/3%
  Small Company Value Portfolio.......           31/3%
International Portfolio...............          15%   13% - 17%
                                                --
TOTAL FUND ASSETS.....................         100%

Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, Norwest may, at any time, invest the Fund's assets in investment styles that are different from or are in addition to those listed above.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of Growth Equity Fund is to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. Because the Fund seeks increased returns, it is subject to correspondingly greater risks than Diversified Equity Fund. The Fund currently invests in various Core Portfolios.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the volatility and risk of investing in equity securities. The Fund's investment portfolio combines three different equity investment styles: (i) a large company growth investment style; (ii) small company investment styles; and
(iii) the investment style of International Fund. In addition, the Fund allocates the assets dedicated to small company investments to three distinct small company investment styles. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated

----
----
with reliance on a single investment style. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends five equity investment styles.

GROWTH EQUITY FUND ALLOCATION
Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                             CURRENT     RANGE OF
                                            ALLOCATION   INVESTMENT
------------------------------------------------------------------
Large Company Growth Portfolio...........          35%   32% - 38%
Small Company style......................          35%   32% - 38%
  Small Company Stock Portfolio..........          112/3%
  Small Company Growth Portfolio.........          112/3%
  Small Company Value Portfolio..........          112/3%
International Portfolio..................          30%   27% - 33%
                                                  ---
TOTAL FUND ASSETS........................         100%

Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, Norwest may, at any time, invest the Fund's assets in investment styles that are different from or are in addition to those listed above.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

CORE PORTFOLIO DESCRIPTIONS

INDEX PORTFOLIO. The investment objective of Index Portfolio is to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. The Portfolio invests in stocks representing 96% or more of the capitalization-weighted market values of the Index. Portfolio transactions with respect to this style generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or from shareholder investments and to raise cash for fund management purposes. For this and other reasons, the performance of assets allocated to this investment style can be expected to approximate, but not equal, the performance of the Index.

Norwest may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar

----
----
amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of the securities comprising the index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; or (iii) to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative purposes or to leverage the Portfolio. For a description of futures contracts and their risks see "Additional Investment Policies and Risk Considerations - Index Futures Contracts."

The Index tracks the total return performance of 500 common stocks that are chosen for inclusion in the Index by Standard & Poor's ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 45% of its value. The Index emphasizes large capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.

Index Portfolio is not sponsored, endorsed or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of any interest in Index Portfolio or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by any Fund investing in Index Portfolio, by any person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

INCOME EQUITY PORTFOLIO. See "Investment Objectives and Policies - Income Equity Fund."

LARGE COMPANY GROWTH PORTFOLIO. The investment objective of the Large Company Growth Portfolio is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that Norwest believes have superior growth potential. Large companies are those whose market capitalization is at least $500 million at the time of purchase and whose equity trading volume would permit the sale or purchase of a large position in the securities of the company in two or three trading days. In

----
----
selecting securities, Norwest seeks issuers whose stock is attractively valued and whose fundamental characteristics both are significantly better than the market average and support internal earnings growth capability. The Portfolio may invest in the securities of companies whose growth potential is, in Norwest's opinion, generally unrecognized or misperceived by the market. In addition, up to 20% of the total assets invested in by the Portfolio may be invested in American Depository Receipts, European Depository Receipts and other, similar securities of foreign issuers and Norwest may attempt to reduce the overall risk of foreign investments by using foreign currency forward contracts. Under normal circumstances, no more than 10% of the assets of the Portfolio will be invested in the securities of a single issuer. The Portfolio does not currently invest in preferred stock or securities convertible into common stock but reserves the right to do so in the future.

SMALL COMPANY STOCK PORTFOLIO. See "Investment Objectives and Policies - Small Company Stock Fund."

SMALL COMPANY GROWTH PORTFOLIO. The investment objective of Small Company Growth Portfolio is to provide long-term capital appreciation by investing in smaller sized domestic companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Index. The Portfolio will invest primarily in companies whose market capitalization is $1 billion or less at the time of purchase.

In selecting securities for the Portfolio, the Advisers seek to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. The Advisers may look to changes in a company that involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between the company's share price and takeover/asset value. The Portfolio may invest up to 10% of its assets in foreign securities and in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. The Portfolio may not invest more than 10% of its total assets in the securities of a single issuer. The Portfolio currently does not invest in preferred stock and securities convertible into common stock, but reserves the right to do so in the future. See "Investment Objectives and Policies - Small Company Stock Fund - Additional Investment Considerations and Risk Factors."

SMALL COMPANY VALUE PORTFOLIO. The investment objective of Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small and medium sized companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Index. Small and medium companies are those whose market capitalization is less than $1 billion at the time of purchase.

The Advisers focus on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. Value investing provides

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investors with a less aggressive way to take advantage of the growth opportunities of small companies. The Advisers seek to invest in stocks priced low relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises. Investing in the securities of small companies entails certain risks. See "Investment Objectives and Policies - Small Company Stock Fund - Additional Investment Considerations and Risk Factors."

INTERNATIONAL PORTFOLIO. See "Investment Objectives and Policies - International Fund."

SMALL COMPANY STOCK FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Small Company Stock Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Small Company Stock Portfolio invests primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Index. Small and medium companies are those whose market capitalization is less than $1 billion at the time of purchase, although it is anticipated that investments primarily will be in companies with capitalization of less than $750 million.

In selecting securities for the Portfolio, the Advisers seek securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Portfolio invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of an Adviser, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. The Advisers believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities.

The securities in which the Portfolio invests may be listed on a securities exchange, included in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System, or traded in the over-the-counter securities market.

                                       32
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The Portfolio also may invest up to 20% of its assets in American Depository
Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Objectives and Policies - International Fund - Foreign Investment Considerations and Risk Factors."

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

SMALL CAP OPPORTUNITIES FUND
INVESTMENT OBJECTIVE. The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less.

In its investment approach, Schroder attempts to identify securities of companies which it believes can generate above average earnings growth, and which can be bought at favorable prices in relation to book values and earnings. As part of the investment decision, Schroder's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Portfolio if Schroder believes they can help the Portfolio to attain its objective.

                                                                  33
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The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of Schroder, such investments are consistent with the Portfolio's investment objective.

The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, the Portfolio currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, it is the present intention of the Portfolio to invest no more than 5% of its net assets in debt securities rated below the fourth highest rating category. These securities are commonly known as "high yield/high risk" securities or "junk bonds." The Portfolio will not invest in debt securities that are in default. High yield/high risk securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. See "Additional Investment Policies and Risk Considerations - Debt Securities." See the SAI for information about the risks associated with investing in junk bonds.

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (i) to attempt to protect against declines in the market value of the Portfolio's securities and thus protect the Fund's net asset value per share against downward market trends; or (ii) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail in the SAI. See "Additional Investment Policies and Risk Considerations - Options and Futures Contracts."

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of

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----
larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

INTERNATIONAL FUND

The Fund is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because foreign investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Fund currently pursues its investment objective by investing all of its investable assets in International Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Under normal circumstances, International Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in equity securities of companies domiciled outside the United States. International Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. International Portfolio also may invest in the securities of domestic closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. International Portfolio's investments will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, The Netherlands, Hong Kong, Singapore and Australia. In general, International Portfolio will invest only in securities of companies and governments in countries that Schroder, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its assets that may be invested in any

                                                                  35
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----
one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks.

International Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. International Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to International Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements.

FOREIGN CURRENCY CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, International Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. International Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

International Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which International Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. International Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of International Portfolio's obligations under such contracts would obligate International Portfolio to deliver an amount of foreign currency in excess of the value of International Portfolio's portfolio securities or other assets denominated in the currency. International Portfolio will enter into these contracts for speculative purposes or enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder fails to

                                       36
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----
predict currency values correctly. International Portfolio has no present intention to enter into currency futures or options contracts but may do so in the future.

FOREIGN INVESTMENT CONSIDERATIONS AND RISK FACTORS. All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund or Core Portfolio's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund or Core Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund or Core Portfolio is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund or Core Portfolio's income has been earned and computed in U.S. dollars may require a Fund or Core Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund or Core Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, a Fund or Core Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

Each Fund's (and each Core Portfolio's) investment objective and all investment policies of the Funds (and Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a

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----
majority of the outstanding voting securities of the Fund (or Core Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Likewise, nonfundamental investment policies of a Core Portfolio may be changed by that investment company's board of trustees ("Core Board") without shareholder approval.

Unless otherwise indicated, the discussion below of the investment policies of the Funds refers, in the case of Income Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund, to the investment policies of those Funds' corresponding Core Portfolios. A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.

Each Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks. As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. All investment policies relate to each Fund and, unless otherwise noted, not to a portion of a Fund that invests in a particular investment style.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

BORROWING AND LENDING. As a fundamental policy, each of ValuGrowth Stock Fund, Small Company Stock Fund and Small Cap Opportunities Fund, may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, each other Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of International Portfolio's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of any Fund's assets. Each Fund may enter into reverse repurchase agreements (transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date).

DIVERSIFICATION AND CONCENTRATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Fund may purchase

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a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Each Fund is prohibited from concentrating its assets in the securities of issuers in any one industry. As a fundamental policy, each Fund may not purchase a security if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities or repurchase agreements covering U.S. Government Securities. Each Fund reserves the right to invest up to 100% of its investable assets in one or more other investment companies such as the Core Portfolios.

COMMON AND PREFERRED STOCK. The Funds may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by interest holders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. The Funds may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock, which may be rated by a nationally recognized statistical rating organization ("NRSRO") or may be unrated. Convertible securities are fixed income securities that may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on

                                                                  39
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----
preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to comparable nonconvertible securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock.

The rating categories for convertible securities range from Aaa to C, in the case of Moody's Investors Service ("Moody's"), and from AAA to D, in the case of S&P, and for convertible preferred stock range from aaa to c, in the case of Moody's, and from AAA to D, in the case of S&P. Currently, the Funds only invest in convertible securities that are investment grade. Securities in the lowest rating categories are characterized by Moody's as having extremely poor prospects of ever attaining any real investment standing and by S&P as being in default, in the case of debt, and non-paying with debt in default, in the case of preferred stock. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and certain other NRSROs is contained in the SAI.

A Fund may invest in equity-linked securities, including Preferred Equity Redemption Cumulative Stock ("PERCS"), Equity-Linked Securities ("ELKS") and Liquid Yield Option Notes ("LYONS"). Equity-Linked Securities are securities that are convertible into or based upon the value of equity securities upon certain terms and conditions. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market or whether the market for them will be liquid or illiquid.

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by American banks or trust companies evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Diversified Equity Fund, Growth Equity Fund, Income Equity Fund and International Fund also

                                       40
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----
may invest in European Depository Receipts ("EDRs"), which are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

DEBT SECURITIES. The Funds (other than ValuGrowth Stock Fund) may invest in corporate debt obligations and U.S. Government Securities. These instruments may have fixed, floating or variable rates of interest. Except for Small Cap Opportunities Fund, these debt securities must be rated in one of the three highest rating categories by an NRSRO or, if unrated by any NRSRO, judged by the Advisers to be of comparable quality. Small Cap Opportunities Fund may not invest more than 5% of its net assets in debt securities rated below the fourth highest rating category by an NRSRO (for example Baa by Moody's, or BBB by S&P). Bonds rated in the fourth highest category are described by those rating agencies as having speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds.

INDEX FUTURES CONTRACTS. Index Portfolio may invest in index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.
A Fund's investment in Index Portfolio subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) imperfect correlations between movements in the prices of futures contracts and movements in the price of the securities hedged which may cause a given hedge not to achieve its objective; (ii) the fact that the skills and techniques needed to trade futures are different from those needed to select the other securities in which the Fund invests; (iii) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; and (iv) the possible need to defer closing out of certain futures contracts to avoid adverse tax consequences.

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty

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----
defaulted on its obligations, a Fund may have difficulty in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

Repurchase agreements are transactions in which a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives payment from the borrower or interest from investing cash collateral. The Trust or the Core Trust, as applicable, maintains possession of the purchased securities and the collateral in lending transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will limit securities lending to not more than 33 1/3% (25% in the case of Small Cap Opportunities Fund) of the value of its total assets.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each of the Funds (except Small Cap Opportunities Fund) may purchase securities offered on a "when-issued" basis and may purchase securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but delayed settlements beyond three months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased and the Fund receives no income. At the time a Fund makes a commitment to purchase securities in this manner, however, the Fund immediately assumes the risk of ownership, including price fluctuation. It is currently anticipated that the Funds will not purchase securities on a when-issued or forward commitment basis to any significant extent.

ILLIQUID SECURITIES. No Fund may invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board or Core Board). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

----
----

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including repurchase agreements and foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act, the Advisers may determine that such securities are not illiquid securities under guidelines adopted by the Board (or, in the case of Core Portfolio, the board of trustees (the "Core Board") of the investment company of which the Core Portfolio is a series.) These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

SHORT SALES AGAINST-THE-BOX. The Funds may not sell securities short except in "short sales against-the-box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities until the short position is closed out. See the SAI for further details.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents: including: (i) short-term U.S. Government Securities; (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States (United States banks in the case of Small Cap Opportunities Fund);
(iii) commercial paper; (iv) repurchase agreements; and (v) shares of "money market funds" registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by an Adviser to be of comparable quality. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above (in United States banks in the case of Small Cap Opportunities Fund). Except during periods when a Fund assumes a temporary defensive position, each Fund will have at least 65% of its total assets invested in common stock. International Portfolio and, with respect to their assets invested in the International Fund style, Diversified Equity Fund and Growth Equity Fund, may hold cash and bank instruments denominated in any major foreign currency.

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----

PORTFOLIO TRANSACTIONS. The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to be paid by a Fund that invests in foreign securities than would be the case for comparable transactions effected on United States securities exchanges.

Subject to the Funds' policy of obtaining "best execution" each Adviser may employ broker-dealer affiliates of the investment adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. The Funds' payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board or, with respect to a Core Portfolio, the Core Board, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with Norwest directing the transaction receive brokerage transactions in recognition of research services provided to the Advisers.

The frequency of portfolio transactions of a Fund or Core Portfolio (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Funds' portfolio turnover is reported under "Financial Highlights." An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund or Core Portfolio were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund or Core Portfolio and a possible increase in short-term capital gains or losses. Tax rules applicable to short-term trading may affect the timing of a Fund's or Core Portfolio's portfolio transactions or its ability to realize short-term trading profits or establish short-term positions.

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----

                                                                  4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board, and the business of each Core Portfolio is managed under the direction of the Core Portfolio's Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest makes investment decisions for the Funds (except Small Cap Opportunities Fund and International Fund) and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services directly to ValuGrowth Stock Fund and indirectly to the other Funds through its investment advisory services to the Core Portfolios (other than Schroder U.S. Smaller Companies Portfolio and International Portfolio). In addition, subject to the general supervision of the Board, Norwest continuously reviews and determines the allocation of the assets of Diversified Equity Fund and Growth Equity Fund among the various investment styles and Core Portfolios in which those Funds invest. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately $42.6 billion.

SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Subject to the general supervision of the Core Boards, Schroder Capital Management International Inc. makes investment decisions for Schroder U.S. Smaller Companies Portfolio (in which Small Cap Opportunities Fund invests) and International Portfolio (in which International Fund invests) and continuously reviews, supervises and administers those Portfolios' investment programs.

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----

INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, certain of the Core Portfolios and Norwest have retained the services of various investment subadvisers as follows:


                                                      INVESTMENT
                                                      SUBADVISER
                                                       OF CORE
FUND                           CORE PORTFOLIO(S)      PORTFOLIO
---------------------------------------------------------------
Diversified Equity Fund     Large Company Growth      Peregrine
                            Portfolio
                            Small Company Stock       Crestone
                            Portfolio
                            Small Company Growth      Peregrine
                            Portfolio
                            Small Company Value       Peregrine
                            Portfolio

Growth Equity Fund          Large Company Growth      Peregrine
                            Portfolio
                            Small Company Stock       Crestone
                            Portfolio
                            Small Company Growth      Peregrine
                            Portfolio
                            Small Company Value       Peregrine
                            Portfolio

Small Company Stock Fund    Small Company Stock       Crestone
                            Portfolio

Crestone and Peregrine make investment decisions for the Core Portfolios to which they act as investment subadviser and continuously review, supervise and administer those Core Portfolios' investment programs with respect to that portion, if any, of the Portfolios' assets that Norwest believes should be managed by Crestone or Peregrine. Currently, Crestone and Peregrine manage all of the assets of the Core Portfolios that they subadvise. Norwest supervises the performance of Crestone and Peregrine, including their adherence to the Portfolios' investment objectives and policies.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The Schroder Group specializes in providing investment management services and has assets under management in excess of $150 billion.

CRESTONE CAPITAL MANAGEMENT, INC. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111, is an investment advisory subsidiary of Norwest Bank. Crestone provides investment advice regarding companies with small market capitalization to various clients, including institutional investors. As of December 31, 1996, Crestone managed assets with a value of approximately $465 million.

PEREGRINE CAPITAL MANAGEMENT, INC. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an

----
----
investment advisory subsidiary of Norwest Bank. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment and 401(k) plans. As of June 1, 1997, Peregrine managed assets with a value of approximately $4.25 billion.

PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest, Crestone, Peregrine and Schroder contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers may perform portfolio management and other duties for Norwest Bank.

     INCOME EQUITY FUND/INCOME EQUITY PORTFOLIO - David L. Roberts. Mr. Roberts has been a Senior Vice President of Norwest since 1991. Mr. Roberts has been associated with Norwest and its affiliates for over 20 years in various investment related capacities.

     VALUGROWTH STOCK FUND - David S. Lunt, CFA. Mr. Lunt is a Vice President of Norwest and has been associated with Norwest and its affiliates since 1992. Prior thereto, he was a portfolio manager for FirsTier Bank and a securities analyst for Woodman Accident and Life Company. Mr. Lunt received an MBA from the University of Nebraska at Omaha.

     DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND - The day-to-day management of each Fund, with respect to that portion of a Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolios. For example, there are six portfolio managers for Growth Equity Fund - the portfolio managers of Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and International Portfolio.

     SMALL COMPANY STOCK FUND/SMALL COMPANY STOCK PORTFOLIO - Kirk McCown, CFA. Mr. McCown is the founder, President and a Director of Crestone, which was incorporated in 1990.

     SMALL CAP OPPORTUNITIES FUND/SCHRODER U.S. SMALLER COMPANIES FUND - Fariba Talebi. Ms. Talebi, a Group Vice President of Schroder, leads an investment committee, and is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Talebi has been employed by Schroder Capital Management International Inc. in the investment research and portfolio management areas since 1987.

     INTERNATIONAL FUND/INTERNATIONAL PORTFOLIO - Mark J. Smith, a Director and First Vice President of Schroder along with Michael Perelstein, a Senior Vice President of Schroder, with the assistance of a Schroder

----
----
     Capital Management International Inc. investment committee, are primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Smith has been a First Vice President of Schroder Capital Management International Inc. since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of Schroder Capital Management International Inc. since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Since January 1997, Messrs. Smith and Perelstein have served as portfolio managers of International Portfolio.

     INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest for 16 years, the last 8 years as a Vice President and Senior Portfolio Manager. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Mr. Sylvester and Ms. White began serving as portfolio managers of Index Portfolio on January 1, 1996.

     LARGE COMPANY GROWTH PORTFOLIO - John S. Dale. Mr. Dale is a Senior Vice President of Peregrine. Mr. Dale has held various investment management positions with Norwest, Peregrine and their affiliates since 1968.

     SMALL COMPANY VALUE PORTFOLIO - Tasso H. Coin, Jr. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995 he was a research officer at Lord Asset Management, an investment adviser, and prior thereto was associated with Morgan Stanley Asset Management.

     SMALL COMPANY GROWTH PORTFOLIO - Robert B. Mersky. Mr. Mersky is the President of Peregrine. Mr. Mersky has held various investment management positions with Norwest, Peregrine and their affiliates since 1977. From 1980 to 1984 he was head of investments for Norwest Bank.

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ADVISORY FEES. For their services, Norwest or Schroder, as applicable, receives investment advisory fees from the Funds (or to the extent a Fund invests in a single Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.


FUND                                 INVESTMENT ADVISORY FEE
--------------------------------------------------------------
Income Equity Fund (Income Equity
  Portfolio)......................            0.50%
                                    0.80% (first $300 million
ValuGrowth Stock Fund.............  of assets)
                                    0.76% (next $400 million
                                    of assets)
                                    0.72% (remaining assets)
Small Company Stock Fund (Small
  Company Stock Portfolio)........            0.90%
Small Cap Opportunities Fund
  (Schroder U.S. Smaller Companies
  Portfolio)......................            0.60%
International Fund (International
  Portfolio)......................            0.45%

With respect to Diversified Equity Fund and Growth Equity Fund, Norwest receives investment advisory fees from the Funds for its Asset Allocation Services and Norwest and Schroder receive investment advisory fees from the Core Portfolios in which the Funds invest at the following annual rates of the Fund's or Portfolio's average daily net assets. The total fee payable by a Fund through its investments in Core Portfolios will vary based on the percentage of its assets invested in each Core Portfolio.

FUND OR CORE PORTFOLIO               INVESTMENT ADVISORY FEE
--------------------------------------------------------------
Diversified Equity Fund
  (for Asset Allocation
  Services).......................            0.25%
Growth Equity Fund
  (for Asset Allocation
  Services).......................            0.25%

Index Portfolio...................            0.15%
Income Equity Portfolio...........            0.50%
Large Company Growth Portfolio....            0.65%
Small Company Stock Portfolio.....            0.90%
Small Company Growth Portfolio....            0.90%
Small Company Value Portfolio.....            0.90%
International Portfolio...........            0.45%

Norwest (and not the Core Portfolios) pays Crestone and Peregrine a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Core Portfolios to Norwest.

Each Fund investing its assets in one or more Core Portfolios may withdraw its investments from its corresponding Core Portfolio(s) at any time if the

----
----
Board determines that it is in the best interests of the Fund to do so. See "Other Information - Core and Gateway Structure." Accordingly, each of these Funds has retained Norwest as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Core Portfolio: (i) each of Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund (the Funds that invest all or a portion of their assets in a Core Portfolio advised by Schroder) has retained Schroder as its investment subadviser; (ii) each of Diversified Equity Fund, Growth Equity Fund and Small Company Stock Fund (the Funds that invest all or a portion of their assets in a Core Portfolio advised by Crestone) has retained Crestone as its investment subadviser; and (iii) each of Diversified Equity Fund and Growth Equity Fund (the Funds that invest a portion of their assets in a Core Portfolio advised by Peregrine) has retained Peregrine as its investment subadviser. Under these "dormant" investment advisory arrangements, none of Norwest, Schroder, Crestone or Peregrine receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio(s) or any other investment companies. In the event that Income Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund or International Fund were to withdraw their assets from their respective Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.50%, 0.90%, 0.925% and 0.85% of the Funds' average daily net assets, respectively. Similarly, to the extent Diversified Equity Fund or Growth Equity Fund were to withdraw any or all of their assets from their respective Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.65% and 0.90% of the Funds' average daily net assets, respectively. Pursuant to the Funds' dormant investment subadvisory agreements, Norwest (and not the Funds) would pay Schroder, Crestone and Peregrine, as applicable, a fee for their investment subadvisory services.

MANAGEMENT, ADMINISTRATION AND
DISTRIBUTION SERVICES

As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity, Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others, including the Funds' custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring

----
----
the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of dividends and distributions to shareholders.

As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and FAS each receives a fee with respect to each Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.0375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets.

FAS also serves as an administrator of each Core Portfolio (except Schroder U.S. Smaller Companies Portfolio) and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio) at an annual rate of 0.10% of the Portfolio's average daily net assets. Schroder Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Forum serves as the subadministrator of that Portfolio. Schroder Advisors and Forum provide certain management and administrative services necessary for the Portfolio's operations, other than the administrative services provided to the Portfolio by Schroder. For their services, Schroder Advisors receives no fee from the Portfolio and Forum receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets.

In addition, pursuant to a separate agreement, Norwest receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the applicable Core Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Core Portfolio. Small Cap Opportunities Fund and International Fund incur total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.

Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

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----

Forum also acts as the distributor of the Shares. As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. Normally, Forum will make payments to broker-dealers as discussed under "Characteristics of The Shares." From its own resources, Forum may pay additional fees to broker-dealers or other persons for distribution or other services related to the Funds. For further information about the Funds' distribution plan, including the fees payable thereunder, see "Characteristics of The Shares."

SHAREHOLDER SERVICING AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund.

Norwest Bank also serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio's) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial service, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of: 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.01% of the next $200 million of the Fund's or Core Portfolio's average daily net assets and 0.005% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is payable by a Fund to the extent the Fund is invested in a Core Portfolio. With respect to International Portfolio, Norwest Bank receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets. The Chase Manhattan Bank, N.A. serves as custodian of Schroder U.S. Smaller Companies Portfolio and is paid a fee for its services.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust (as well as each Core Trust) is obligated to

----
----
pay all of its expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Except as otherwise noted fee waivers are voluntary and may be reduced or eliminated at any time.

Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Small Company Stock Fund's total combined operating expenses through May 31, 1998 at the same levels as the Fund's total operating expenses prior to May 31, 1997 (1.20% for A Shares and 1.95% for B Shares). After May 31, 1998, any proposed reduction in the amounts of those waivers and reimbursements would be reviewed by the Board.

Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.75% and 1.00%, respectively (the "Waiver"). After May 31, 1999, each Fund's aggregate payment for those services could increase if the Waiver was reduced or eliminated. Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund (other than ValuGrowth Stock Fund) include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

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----

5.CHOOSING A SHARE CLASS

Investors should compare sales charges and fees before selecting a particular class of shares. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and maintenance fee and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares purchased at the same time and whether that differential would be offset by the higher yield of A Shares. A summary of the charges applicable to shares of each Fund is listed under "Prospectus Summary - Expense Information." Sales personnel of broker-dealers and other financial institutions selling a Fund's shares may receive differing compensation for selling A Shares and B Shares.
Because initial sales charges are deducted at the time of purchase, investors purchasing a Fund's A Shares receive fewer shares than if the sales charge were not deducted and, accordingly, do not have the entire purchase price invested. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider whether, in light of the initial sales charge and its effect on the amount of the purchase price invested, purchases of A Shares are more or less advantageous than purchases of B Shares with their associated accumulated continuing distribution and maintenance charges. For example, based on estimated current fees and expenses, an investor purchasing A Shares, which are subject to a 4.5% initial sales charge, who elects to reinvest all dividends and distributions would have to hold the A Shares approximately six years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge imposed when purchasing A Shares. The foregoing example does not take into account the time value of money, fluctuations in net asset value or the effects of different performance assumptions.

A SHARES

The public offering price of each Fund's A Shares is their next-determined net asset value plus an initial sales charge assessed as follows (no sales charge is assessed on the reinvestment of dividends or distributions):


                                                              BROKER-
                                                              DEALERS'
                                   SALES CHARGE            REALLOWANCE AS
                                AS A PERCENTAGE OF          A PERCENTAGE
                         ................................   OF OFFERING
AMOUNT OF PURCHASE       OFFERING PRICE  NET ASSET VALUE*      PRICE

-------------------------------------------------------------------------
Less than $50,000......         4.50%            4.71%            4.05%
$50,000 to $99,999.....         3.50%            3.63%            3.15%
$100,000 to $499,000...         2.50%            2.56%            2.25%
$500,000 to $999,000...         2.00%            2.04%            1.80%
$1,000,000 and over....       None             None             None

* Rounded to the nearest one-hundredth percent

----
----

Forum may pay a broker-dealers' reallowance to selected broker-dealers purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum will reallow discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Forum may elect to reallow the entire sales charge to selected broker-dealers for all sales with respect to which orders are placed with Forum. The broker-dealers' reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 1.00% of the value of Fund shares purchased at net asset value.

In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.

No sales charge is assessed on purchases: (i) by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended), (ii) by trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, (iii) by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (iv) of A Shares of a Fund made through the Directed Dividend Option from a fund of the Trust that charges a front-end sales charge (see "Dividends and Tax Matters,") or (v) of at least $50,000 through an individual retirement account in A Shares of Diversified Equity Fund or Growth Equity Fund, when the shareholder makes a non-binding commitment to subsequently enroll the assets in the Norwest WealthBuilder IRA program, an asset allocation program offered by Norwest Investment Services, Inc. ("NISI"). In connection with purchases of A Shares of Diversified Equity Fund or Growth Equity Fund with no sales charge as described in clause (v), Forum makes payments to NISI of up to 1.00% of the value of the shares purchased. Shares sold without a sales charge may not be resold except to the Funds and share purchases must be made for investment purposes.

REINSTATEMENT PRIVILEGE. An investor who has redeemed A Shares of a Fund may, within 60 days following the redemption, purchase without a sales charge A Shares in an amount up to the amount of the redemption. Investors who desire to exercise this "Reinstatement Privilege" should contact the Trust for further information.

----
----

INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of A Shares of a Fund with the proceeds of a redemption at net asset value, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the A Shares of that Fund. Investors should contact the Trust for further information and to obtain the necessary forms.

REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, an investor or the investor's Processing Organization must notify the Transfer Agent at the time of purchase of the investor's intention to qualify and must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. Further information about reduced sales charges is contained in the SAI.

SELF-DIRECTED 401(k) PROGRAMS. Purchases of A Shares of a Fund through self-directed 401(k) programs and other qualified retirement plans offered by Norwest, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional A Shares of a Fund may qualify for rights of accumulation ("ROA") under which the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all A Shares of that Fund held by the investor. For example, if an investor owned A Shares of a Fund worth $500,000 at the then current net asset value and purchased A Shares of that Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2.0% rate applicable to a $550,000 purchase, rather than at the 3.5% rate applicable to a $50,000 purchase.

In addition, an investor in a Fund that has previously purchased A Shares of any other fund of the Trust that is sold with a sales charge equal to or greater than the sales charge imposed on the A Shares of the Fund ("Eligible Fund") also may qualify for ROA and may aggregate existing investments in A Shares of Eligible Funds with current purchases of A Shares of the Fund to determine the applicable sales charge. In addition, purchases of A Shares of a Fund by an investor and the investor's spouse, direct ancestor or direct descendant may be combined for purposes of ROA.

STATEMENT OF INTENTION. A Shares investors also may obtain reduced sales charges based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $50,000 or more in A Shares of a Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

----
----

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of a Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or a Statement of Intention and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.


                                            CONTINGENT DEFERRED
                                          SALES CHARGE AS A % OF
                         PERIOD SHARES     DOLLAR AMOUNT SUBJECT
AMOUNT OF PURCHASE           HELD                TO CHARGE
-----------------------------------------------------------------
$1,000,000 to          Less than one
  $2,499,999.........  year                          1.00%
                       One to two years              0.75%
$2,500,000 to          Less than one
  $4,999,999.........  year                          0.50%
                       Less than one
Over $5,000,000......  year                          0.25%

No contingent deferred sales charge is charged on redemptions to the same extent as described under "B Shares - Contingent Deferred Sales Charge" below. The contingent deferred sales charge on shares purchased through an exchange from another fund of the Trust is based upon the original purchase date and price of the other Fund's shares. For A shareholders with a Statement of Intention that do not purchase $1,000,000 of a Fund's A Shares pursuant to their Statement, no contingent deferred sales charge is imposed. The Statement of Intention provides for a contingent deferred sales charge in certain other cases. Further information about the contingent deferred sales charge is contained in the SAI.

B SHARES

DISTRIBUTION PLAN. B Shares of a Fund are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to B Shares, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") providing for distribution payments, at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to the B Shares (the "distribution services fee"), by each Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from each Fund comprise: (i) sales

----
----
commissions at levels set from time to time by the Board ("sales commissions"); and (ii) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges (as described below). The current sales commission rate is 4.0% and Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of up to 4.0% of the purchase price of B Shares of each Fund sold by the broker-dealer.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares. The combined contingent deferred sales charge and distribution services fee on B Shares are intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares, such as the payment of compensation to broker-dealers selling B Shares. Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of B Shares.

Under the Plan, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to that Fund. Uncovered distribution charges are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1996, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund and International Fund had uncovered distribution expenses of $565,223, $138,168, $88,615, $20,558, $117,941 and $34,880, respectively, or approximately 3.26%,
2.69%, 3.62%, 2.92%, 2.86% and 3.51% of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to a Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing B Shares.

Pursuant to the Plan, each Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the B Shares held by the

----
----
customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause a Fund's B Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to a Fund, the Fund may continue to pay maintenance fees.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase B Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to that Fund. In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit each Fund and its B shareholders.

Periods with a high level of sales of B Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of B Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges. A high level of sales of B Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

CONTINGENT DEFERRED SALES CHARGE. B Shares of a Fund that are redeemed within six years of purchase will be subject to contingent deferred sales charges equal to the percentages set forth on the next page of the dollar amount subject to the charge. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of B Shares of a Fund and their redemption.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the B Shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on

----
----
increases in net asset value above the initial purchase price. In addition, no charge will be assessed on B Shares derived from the reinvestment of dividends and distributions.


                                           CONTINGENT DEFERRED
                                           SALES CHARGE AS A %
                                            OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE
---------------------------------------------------------------
First...................................             4.0%
Second..................................             3.0%
Third...................................             3.0%
Fourth..................................             2.0%
Fifth...................................             2.0%
Sixth...................................             1.0%
Seventh.................................             None

Redemptions of Shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from B Shares of the Fund held for over six years and fourth from the longest outstanding B Shares of the Fund held for less than six years.

No contingent deferred sales charge is imposed on: (i) redemptions of Shares acquired through the reinvestment of dividends and distributions; (ii) involuntary redemptions by a Fund of shareholder accounts with low account balances; (iii) redemptions of Shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (v) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.

CONVERSION FEATURE. After seven years from the end of the calendar month in which the shareholder's purchase order for B shares was accepted, the B Shares will automatically convert to A Shares of that Fund. The conversion will be on the basis of the relative net asset values of the Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, B Shares of a Fund purchased by a shareholder through the reinvestment of dividends and distributions will be considered to be held in a separate sub-account. Each time any B Shares in the shareholder's account (other than those in the sub-account) convert, a corresponding pro rata portion of those shares in the sub-account will also convert. The conversion of B Shares to A Shares is subject to the continuing availability of certain opinions of counsel, and the conversion of a Fund's B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions of the Fund's B Shares would occur and shares might continue to be subject to a distribution services and maintenance fee for an indefinite period.

----
----

                                                           6.  HOW TO BUY SHARES

MINIMUM INVESTMENT

There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of Shares of the Funds. A Fund may in its discretion waive the investment minimums. Shareholders who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimum. See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters."

PURCHASE PROCEDURES
INITIAL PURCHASES
THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.

1. BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed under "Account Application." Checks or money orders are accepted at full value subject to collection. If a check or money order does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.

2. BY BANK WIRE. Investors may make an initial investment in a Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

     NORWEST BANK MINNESOTA, N.A.
     ABA 091 000 019
     FOR CREDIT TO: NORWEST FUNDS
          0844-131
          RE:  [NAME OF FUND]
               [DESIGNATE A SHARES OR B SHARES]
          ACCOUNT NO.:
          ACCOUNT NAME:

The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the

----
----
money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

3. THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase A Shares of a Fund, may receive payments from Forum with respect to sales of B Shares and may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Funds' procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations also may enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES
Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

----
----

ACCOUNT APPLICATION

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

     NORWEST FUNDS
     [NAME OF FUND]
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT
     733 MARQUETTE AVENUE
     MINNEAPOLIS, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

GENERAL INFORMATION

Fund shares are continuously sold on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order plus, in the case of the A Shares, any applicable sales charge imposed at the time of purchase.

Fund shares become entitled to receive dividends and distributions on the next Fund Business Day after a purchase order is accepted. The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

All payments for Shares must be in U.S. dollars. Investments in a Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

----
----

7.HOW TO SELL SHARES

GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day subject to a contingent deferred sales charge imposed, in the case of A Shares, on some redemptions made within two years of purchase and, in the case of B Shares, on most redemptions made within six years of purchase. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment date postponed for more than seven days after the tender of the shares to a Fund, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in a Fund may redeem their Shares as described below. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

1. BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with

----
----
signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."

2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "How to Sell Shares - Other Redemption Matters."

3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS

To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) endorsement on a share certificate, (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions, (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan, (v) dividend and distribution election, (vi) telephone redemption, (vii) exchange option election or any other option election in connection with the shareholder's account, (viii) written instruction to redeem Shares whose value exceeds $50,000, (ix) redemption in an account in which the account address has changed within the last 30 days, (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the

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resulting transactions to be sent to shareholders. If the Trust and Transfer
Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

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                                                  8.  OTHER SHAREHOLDER SERVICES

EXCHANGES

Shareholders of A Shares and B Shares may exchange their shares for A Shares and B Shares, respectively, of the other funds of the Trust that offer those shares. As of the date of this Prospectus, the funds of the Trust that offer A Shares and B Shares, which are offered through separate prospectuses, are Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund. It is anticipated that the Trust may in the future create additional funds that will offer shares that will be exchangeable with the Funds' Shares. In addition, A Shares may be exchanged for Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund of the Trust. B Shares may be exchanged for Exchange Shares of Ready Cash Investment Fund. Prospectuses for the shares of the funds listed above, as well as a current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds, can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees (other than contingent deferred sales charges) charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

Under federal tax law, the Funds treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

SALES CHARGES. The exchange of A Shares may result in additional sales charges. If an exchange of A Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay an amount equal to any excess of that Fund's initial sales charge attributable to the number of shares being acquired in the exchange over any initial sales charge paid by the shareholder for the A Shares being exchanged. For example, if a shareholder paid a 2% initial sales charge in connection with a purchase of shares and then exchanged those shares into A Shares of another fund with a 3% initial sales

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charge, the shareholder would pay an additional 1% sales charge on the exchange.
A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

Shares of a Fund ("Original Shares") may be exchanged without the payment of any contingent deferred sales charge. A and B Shares acquired as a result of such exchange ("New Shares") and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Original Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the New Shares and, in the case of B Shares, the time remaining before the New B Shares convert to A Shares of that Fund, the deferred sales charge and the time remaining applicable to the Original Shares will apply to the New Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Shares first purchased by a shareholder will apply to New Shares resulting from both an initial and any subsequent exchanges.

1. EXCHANGES BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."

2. EXCHANGES BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "How to Sell Shares - Other Redemption Matters."

AUTOMATIC INVESTMENT PLAN

Under the Funds' Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in either A or B Shares of a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell Shares - Other Redemption Matters."

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INDIVIDUAL RETIREMENT ACCOUNTS

The Funds may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

AUTOMATIC WITHDRAWAL PLAN
A shareholder whose Shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $1,000 at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

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9.DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of Income Equity Fund's, ValuGrowth Stock Fund's and Small Company Stock Fund's net investment income are declared and paid quarterly. Dividends and distributions of each other Fund's net investment income are declared and paid at least annually. Distributions of net capital gain, if any, realized by a Fund are distributed annually. Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on a Fund's B Shares will be lower than the per share dividends on A Shares as a result of the distribution services fees and maintenance fees applicable to B Shares.
Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional Shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Distributions of net long-term capital gain by a Fund are taxable to shareholders of the Fund as long-term capital gain, regardless of the length of

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time the shareholder may have held Shares in the Fund at the time of distribution. If a shareholder holds Shares for six months or less and during that period receives a long-term capital gain distribution, any loss realized on the sale of the Shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of Shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder as described above.

It is expected that a portion of each Fund's dividends (except International Fund's) from net investment income will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year. To the extent International Fund invests in the securities of domestic issuers, dividends received by corporate shareholders of the Fund may qualify for the dividends received deduction for corporations.

Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.

CORE PORTFOLIOS. Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' interests in the Core Portfolio, regardless of whether such amounts have been distributed by the Core Portfolio to the Funds.

FUNDS INVESTING IN FOREIGN SECURITIES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. International Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio. Shareholders of that Fund will be notified of their share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

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10.OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Fund is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Fund or Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds do not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank prior to the time of conversion.

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PERFORMANCE INFORMATION

A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as a Fund) and may divide portfolios or series into classes of shares (such as A Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.

OTHER CLASSES OF SHARES. The Funds currently issue three classes of shares, A Shares, B Shares and I Shares. I Shares are offered to fiduciary, agency and

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custodial clients of bank trust departments, trust companies and their affiliates without any sales charges. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.

As of May 1, 1997, BHC Securities, Inc. owned of record more than 25% of the outstanding A Shares of Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund. From time to time certain shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

                                       74
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CORE AND GATEWAY STRUCTURE

Income Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio that has the same investment objective and substantially identical investment policies as the Fund. Diversified Equity Fund and Growth Equity Fund each seek to achieve its investment objective by investing all or part of its assets in two or more Core Portfolios. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Schroder U.S. Smaller Companies Portfolio is a separate series of Schroder Capital Funds, a business trust organized under the laws of the State of Delaware in 1995. Each other Core Portfolio is a separate series of Core Trust (Delaware), a business trust organized under the laws of the State of Delaware in 1994. Each Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of a Core Trust.

THE CORE PORTFOLIOS. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of June 1, 1997, one other mutual fund invested in Schroder U.S. Smaller Companies Portfolio and several other funds of the Trust invested a portion of their assets in each other Core Portfolio.

A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from the Core Trusts by calling Forum at
(207) 879-0001.

CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if International Portfolio had a large investor other than International Fund that redeemed its interest, International Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors holding a majority interest in a Core Portfolio could have voting control of the Core Portfolio.

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Each Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Advisers or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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            [LOGO]                                                  BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                 PERMIT NO. 3489
                                                                 MINNEAPOLIS, MN
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         [LOGO]

         SHAREHOLDER INFORMATION:

                Norwest Bank Minnesota, N.A.
                733 Marquette Avenue
                Minneapolis, Minnesota 55479-0040
                612-667-8833 (MINNEAPOLIS/ST. PAUL)
                800-338-1348 (ELSEWHERE)

         -COPYRIGHT- 1997 NORWEST ADVANTAGE FUNDS
         MFBPS003 6/97

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                              TAX-FREE INCOME FUNDS
--------------------------------------------------------------------------------


                                   PROSPECTUS


                                  JUNE 1, 1997



                              TAX-FREE INCOME FUND
                                 ---------------
                             COLORADO TAX-FREE FUND
                                 ---------------
                             MINNESOTA TAX-FREE FUND



                                     [LOGO]



                                NOT FDIC INSURED
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                               TABLE OF CONTENTS

 1.  PROSPECTUS SUMMARY..............................................     2
     Highlights of the Funds.........................................     2
     Expense Information.............................................     5

 2.  FINANCIAL HIGHLIGHTS............................................     8

 3.  INVESTMENT OBJECTIVES AND POLICIES..............................    14
     Tax-Free Income Fund............................................    14
     Colorado Tax-Free Fund..........................................    15
     Minnesota Tax-Free Fund.........................................    16
     Additional Investment Policies and Risk Considerations..........    18
     Investment Considerations and Risk Factors......................    24

 4.  MANAGEMENT......................................................    27
     Investment Advisory Services....................................    27
     Management, Administration and Distribution Services............    28
     Shareholder Servicing and Custody...............................    29
     Expenses of the Funds...........................................    29

 5.  CHOOSING A SHARE CLASS..........................................    31
     A Shares........................................................    32
     B Shares........................................................    35

 6.  HOW TO BUY SHARES...............................................    39
     Minimum Investment..............................................    39
     Purchase Procedures.............................................    39
     Account Application.............................................    41
     General Information.............................................    41

 7.  HOW TO SELL SHARES..............................................    42
     General Information.............................................    42
     Redemption Procedures...........................................    42
     Other Redemption Matters........................................    43

 8.  OTHER SHAREHOLDER SERVICES......................................    45
     Exchanges.......................................................    45
     Automatic Investment Plan.......................................    46
     Automatic Withdrawal Plan.......................................    47
     Reopening Accounts..............................................    47

 9.  DIVIDENDS AND TAX MATTERS.......................................    48
     Dividends.......................................................    48
     Tax Matters.....................................................    48

10.  OTHER INFORMATION...............................................    52
     Banking Law Matters.............................................    52
     Determination of Net Asset Value................................    52
     Performance Information.........................................    52
     The Trust and Its Shares........................................    53

                                                                   PROSPECTUS

                                  JUNE 1, 1997


This Prospectus offers A Shares and B Shares of Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund (each a "Fund" and collectively the "Funds"). The Funds are separate tax-exempt, fixed income portfolios of Norwest Funds (the "Trust"), which is a registered, open-end, management investment company. Tax-Free Income Fund is a diversified portfolio; the other Funds are non-diversified portfolios.



This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to each Fund dated June 1, 1997, as may be further amended from time to time, which is available for reference on the SEC's Web Site (http://www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.


Shares of the Colorado and Minnesota Tax-Free Funds are offered solely to residents of Colorado and Minnesota, respectively.


NORWEST FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.


AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.   PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

TAX-FREE INCOME FUND seeks to produce current income exempt from federal income taxes. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities, the interest on which is free from federal income tax.


COLORADO TAX-FREE FUND seeks to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with preservation of capital. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Colorado issuers.


MINNESOTA TAX-FREE FUND seeks to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Minnesota issuers.


INVESTMENT ADVISER

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Funds' investment adviser. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1996, managed over $42.6 billion in assets. See "Management -- Investment Advisory Services." Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust. See "Management -- Shareholder Servicing and Custody."


FUND MANAGEMENT AND ADMINISTRATION

THE MANAGER OF THE TRUST AND DISTRIBUTOR OF ITS SHARES IS FORUM FINANCIAL SERVICES, INC. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Funds. See "Management -- Management, Administration and Distribution Services."


SHARES OF THE FUNDS

Each Fund currently offers three separate classes of shares: A class ("A Shares"), B class ("B Shares") and I class ("I Shares"). A Shares and B Shares are sold through this Prospectus and are collectively referred to as the "Shares."

     A SHARES. A Shares are offered at a price equal to their net asset value plus a sales charge imposed at the time of purchase or, in some cases, a contingent deferred sales charge imposed on redemptions made within two years of purchase.


     B SHARES. B Shares are offered at a price equal to their net asset value plus a contingent deferred sales charge imposed on most redemptions made within four years of purchase. B Shares pay a distribution services fee at an annual rate of up to 0.75%, and a maintenance fee in an amount equal to 0.25%, of the B Shares' average daily net assets. B Shares automatically convert to A Shares of the same Fund six years after the end of the calendar month in which the B Shares were originally purchased.


The choice of A Shares or B Shares permits each investor to purchase those shares that the investor believes to be most beneficial given the amount purchased, the length of time the investor expects to hold the shares and other circumstances. A Shares will normally be more beneficial to the investor who qualifies for reduced initial sales charges as described below. See "Choosing a Share Class."


I Shares are offered by a separate Prospectus to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares of each class of a Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information -- The Trust and Its Shares."


HOW TO BUY AND SELL SHARES

Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment in Shares is $1,000. The minimum subsequent investment is $100. See "How to Buy Shares" and "How to Sell Shares."

EXCHANGES

Shareholders may exchange A Shares and B Shares for A Shares and B Shares, respectively, of certain other funds of the Trust. In addition, A Shares may be exchanged for investor class shares of certain money market funds of the Trust and B Shares may be exchanged for exchange class shares of Ready Cash Investment Fund of the Trust. See "Other Shareholder Services -- Exchanges."

SHAREHOLDER FEATURES

Each Fund offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Purchases of A Shares may be subject to Rights of Accumulation, Cumulative Quantity Discounts or a Reinstatement Privilege. See "Other Shareholder Services" and "Choosing a Share Class."

DIVIDENDS AND DISTRIBUTIONS

Dividends of each Fund's net investment income are declared daily and paid monthly. Dividends paid out of tax-exempt interest income generally will not be subject to federal income tax and applicable state taxes. Each Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional Fund shares unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."


CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and a Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Normally, the value of a Fund's investments varies inversely with changes in interest rates. Upon redemption, an investment in a Fund may be worth more or less than its original value. The Fund's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. Each Fund (other than Minnesota Tax-Free Fund), however, invests only in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's). MINNESOTA TAX-FREE FUND may invest in non-investment grade municipal securities, which may entail certain risks. See "Investment Objectives and Policies -- Minnesota Tax-Free Fund -- Non-Investment Grade Securities."


All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, purchasing when-issued securities and securities on a forward commitment basis and other investment techniques. See "Investment Objectives and Policies -- Additional Investment Policies and Risk Considerations." As noted under "Financial Highlights," the portfolio turnover rate for certain Funds may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. See "Additional Investment Policies and Risk Considerations -- Portfolio Transactions."


COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND each invests principally in securities issued by the government of and municipalities in the State of Colorado or Minnesota, respectively, and is therefore more susceptible to factors adversely affecting issuers in those states than would be a more geographically diverse municipal securities portfolio. Each of these Funds is non-diversified, which means they have greater latitude than a diversified Fund to invest in fewer issuers and to invest more of their assets in any one issuer. Non-diversified funds may present greater risks than a diversified fund. See "Investment Objectives and Policies -- Investment Considerations and Risk Factors -- Diversification Matters."

EXPENSE INFORMATION

The purpose of the following tables is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly.


                       SHAREHOLDER TRANSACTION EXPENSES
                           (APPLICABLE TO EACH FUND)
                                                           A          B
                                                         SHARES     SHARES
                                                        --------------------
Maximum sales charge imposed on purchases
  (as a percentage of offering price). . . . . . . . .   3.75%(1)    Zero
Maximum deferred sales charge
  (as a percentage of the lesser of original purchase
  price or redemption proceeds). . . . . . . . . . . .   Zero(2)     3.0%(1)(3)
Exchange Fee . . . . . . . . . . . . . . . . . . . . .   Zero        Zero

(1) Sales charge waivers and reduced sales charge plans are available for A and B Shares. See "Choosing a Share Class."

(2) If A Shares of a Fund purchased without an initial sales charge
    (purchases of $1,000,000 or more) are redeemed within one year after purchase, a deferred sales charge of up to 0.75% will be applied to the redemption. If A Shares of a Fund purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 0.50% will be applied to the redemption.

(3) The maximum 3.0% deferred sales charge on B Shares of a Fund applies to redemptions during the first year after purchase; the charge declines thereafter, and is 2.0% during the second and third years, 1.0% during the fourth year and zero the following year.

                      ANNUAL FUND OPERATING EXPENSES(4)
        (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER APPLICABLE
                    FEE WAIVERS AND EXPENSE REIMBURSEMENTS).



                                                                                         COLORADO          MINNESOTA
                                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                                     INCOME FUND(7)        FUND             FUND(6)
                                                                    ---------------   ---------------   ---------------
                                                                      A        B        A        B        A        B
                                                                    SHARES   SHARES   SHARES   SHARES   SHARES   SHARES
                                                                    ---------------   ---------------   ---------------
Investment Advisory Fees(5) (after fee waivers) . . . . . . . . .    0.30%    0.30%    0.30%    0.30%    0.30%    0.30%
Rule 12b-1 Fees(6) (after fee waivers)  . . . . . . . . . . . . .    None     0.70%    None     0.75%    None     0.75%
Other Expenses (after reimbursements) . . . . . . . . . . . . . .    0.30%    0.35%    0.30%    0.30%    0.30%    0.30%
                                                                    ---------------   ---------------   ---------------
Total Operating Expenses(7) . . . . . . . . . . . . . . . . . . .    0.60%    1.35%    0.60%    1.35%    0.60%    1.35%



(4) For a further description of the various expenses associated with the Shares see "Management." Expenses associated with the I Shares of a Fund differ from those listed in the table. The tables are based on amounts incurred during the Funds' most recent fiscal year ended May 31, 1996, restated to reflect the current fees.

(5) Absent waivers, the Investment Advisory Fees for A Shares and B Shares of each Fund would be 0.50%.

(6) Absent fee waivers, "Rule 12b-1 Fees" would be 1.00% for B Shares of each Fund. Long-term shareholders of B Shares may pay Rule 12b-1 Fees and contingent deferred sales charges totaling in the aggregate more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

(7) Absent estimated expense reimbursements and fee waivers, the expenses of A Shares of Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund would be: "Other Expenses", 0.56%, 0.64% and 0.77%, respectively; and "Total Operating Expenses", 1.06%, 1.14% and 1.27%, respectively. Absent estimated expense reimbursements and fee waivers, the expenses of B Shares of Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund would be: "Other Expenses", 0.73%, 0.67% and 0.80%, respectively; and "Total Operating Expenses", 2.23%, 2.17% and 2.30%, respectively. "Other Expenses" includes transfer agency fees payable to Norwest Bank of 0.25% of each Fund's average daily net assets attributable to A Shares and B Shares. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following Hypothetical Expense Example indicates the dollar amount of expenses that an investor would pay assuming a $1,000 investment in a Fund's Shares, a 5% annual return and reinvestment of all dividends and distributions.


The example is based on the expenses listed in the "Annual Operating Expenses" table. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. The example assumes deduction of the maximum initial sales charge for A Shares, deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of six years.


                         HYPOTHETICAL EXPENSE EXAMPLE


                                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                         --------------------------------------
TAX-FREE INCOME FUND

   A Shares. . . . . . . . . . . . . . . . . . . . . . .   43        56        70         110
   B Shares
      Assuming redemption at the end of the period . . .   44        63        74         162
      Assuming no redemption . . . . . . . . . . . . . .   14        43        74         162
                                                         --------------------------------------
COLORADO TAX-FREE FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   43        56        70         110
   B Shares
      Assuming redemption at the end of the period . . .   44        63        74         162
      Assuming no redemption . . . . . . . . . . . . . .   14        43        74         162
                                                         --------------------------------------
MINNESOTA TAX-FREE FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   43        56        70         110
   B Shares
      Assuming redemption at the end of the period . . .   44        63        74         162
      Assuming no redemption . . . . . . . . . . . . . .   14        43        74         162



6                                                                             7

2.  FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for each Fund. This information represents selected data for a single outstanding A and B Share of each Fund for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the period ended May 31, 1992, and years ended May 31, 1993, 1994, 1995 and 1996, was audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each Funds' financial statements for the period ended November 30, 1996 are contained in the Funds' Semi-Annual Report. Each Fund's financial statements for the fiscal year ended May 31, 1996, and independent auditors' report thereon are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Semi-Annual and Annual Reports, which may be obtained from the Trust without charge.


                             TAX-FREE INCOME FUND

                                                                                     A SHARES
                                                          --------------------------------------------------------------
                                                          PERIOD ENDED                  YEAR ENDED
                                                          NOVEMBER 30,                    MAY 31,
                                                          ------------  ------------------------------------------------
                                                              1996*       1996      1995     1994      1993      1992
                                                          ------------  ------------------------------------------------
Beginning Net Asset Value per Share. . . . . . . . . . .     $9.78       $9.82     $9.60   $10.06     $9.98     $9.95
Net Investment Income. . . . . . . . . . . . . . . . . .      0.27        0.55      0.55     0.58      0.66      0.70
Net Realized and Unrealized Gain (Loss)
   on Investments  . . . . . . . . . . . . . . . . . . .      0.35       (0.04)     0.22    (0.39)     0.11      0.04
Dividends from Net Investment Income . . . . . . . . . .     (0.27)      (0.55)    (0.55)   (0.58)    (0.66)    (0.70)
Distributions from Net Realized Gain . . . . . . . . . .        --          --        --    (0.07)    (0.03)    (0.01)
                                                          ------------  ------------------------------------------------
Ending Net Asset Value per Share . . . . . . . . . . . .    $10.13       $9.78     $9.82    $9.60    $10.06     $9.98
                                                          ------------  ------------------------------------------------
                                                          ------------  ------------------------------------------------

Ratios to Average Net Assets
   Expenses(b) . . . . . . . . . . . . . . . . . . . . .     0.41%(c)    0.40%     0.60%    0.60%     0.60%     0.34%
   Net Investment Income . . . . . . . . . . . . . . . .     5.46%(c)    5.54%     5.87%    5.77%     6.47%     7.03%
Total Return . . . . . . . . . . . . . . . . . . . . . .    13.22%(c)    5.29%     8.42%    1.74%     7.86%     7.65%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . .    69.47%     126.20%   130.90%  116.54%    42.81%    73.66%
Net Assets at the End of
   Period (000's omitted). . . . . . . . . . . . . . . .   $27,826     $33,914   $30,786  $34,426  $109,983   $56,250

------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operating on August 1, 1989.  The Fund's original class of shares subsequently became A Shares.
     The Fund commenced the offering of B Shares on August 6, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses . . . . . . . . . . . . . . . . . . . .     1.09%(c)   1.06%     1.12%     1.14%     1.12%     1.14%
(c)  Annualized.


                                            A SHARES                                   B SHARES
                                    -----------------------  ----------------------------------------------------------
                                           YEAR ENDED           PERIOD ENDED                  YEAR ENDED
                                             MAY 31,            NOVEMBER 30,                    MAY 31,
                                    -----------------------  ------------------  --------------------------------------
                                      1991         1990(a)         1996*           1996           1995         1994(a)
                                    -----------------------  ------------------  --------------------------------------
Beginning Net Asset Value
   per Share . . . . . . . . . . .    $9.78        $10.00          $9.78           $9.82          $9.60        $10.17
Net Investment Income. . . . . . .     0.70          0.57           0.23            0.48           0.48          0.39
Net Realized and
  Unrealized Gain (Loss)
  on Investments . . . . . . . . .     0.17         (0.22)          0.35           (0.04)          0.22         (0.50)
Dividends from Net
   Investment Income . . . . . . .    (0.70)        (0.57)         (0.23)          (0.48)         (0.48)        (0.39)
Distributions from Net
  Realized Gain. . . . . . . . . .       --            --             --              --             --         (0.07)
                                    -----------------------  ------------------  --------------------------------------
Ending Net Asset Value
   per Share . . . . . . . . . . .    $9.95         $9.78         $10.13            $9.78          $9.82        $9.60
                                    -----------------------  ------------------  --------------------------------------
                                    -----------------------  ------------------  --------------------------------------
Ratios to Average Net Assets
  Expenses(b). . . . . . . . . . .    0.14%         0.03%(c)       1.16%(c)         1.14%          1.35%        1.31%(c)
  Net Investment Income. . . . . .    7.09%         6.96%(c)       4.69%(c)         4.77%          5.05%        4.76%(c)
Total Return . . . . . . . . . . .    9.16%         4.34%(c)      12.32%(c)         4.50%          7.61%       (0.98%)(c)
Portfolio Turnover Rate. . . . . .  101.11%        41.16%         69.47%          126.20%        130.90%      116.54%
Net Assets at the End of
  Period (000's omitted) . . . . .  $35,215       $17,439         $6,677           $5,897         $3,729       $2,674

-----------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operating on August 1, 1989.  The Fund's original class of shares subsequently became A Shares.
     The Fund commenced the offering of B Shares on August 6, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses . . . . . . . . .     1.08%         0.97%(c)       2.26%(c)         2.21%          2.21%        2.24%(c)
(c)  Annualized.




8                                                                              9

                            COLORADO TAX-FREE FUND

                                                              A SHARES
                                        ------------------------------------------------------
                                          PERIOD ENDED                YEAR ENDED
                                          NOVEMBER 30,                  MAY 31,
                                        ----------------  ------------------------------------
                                             1996*          1996         1995        1994(a)
                                        ----------------  ------------------------------------
Beginning Net Asset Value per Share. .      $9.89           $9.90        $9.69       $10.00
Net Investment Income. . . . . . . . .       0.28            0.53         0.48         0.51
Net Realized and Unrealized Gain
    (Loss) on Investments. . . . . . .       0.36           (0.01)        0.21        (0.30)
Dividends from Net  Investment Income.      (0.28)          (0.53)       (0.48)       (0.51)
Distributions from Net Realized Gain .         --              --           --        (0.01)
                                        ----------------  ------------------------------------
Ending Net Asset Value per Share . . .     $10.25           $9.89        $9.90        $9.69
                                        ----------------  ------------------------------------
                                        ----------------  ------------------------------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . .      0.32%(c)        0.30%        0.30%        0.07%(c)
   Net Investment Income . . . . . . .      5.50%(c)        5.30%        5.10%        4.94%(c)
Total Return . . . . . . . . . . . . .     13.35%(c)        5.35%        7.47%        2.02%(c)
Portfolio Turnover Rate. . . . . . . .     46.98%         171.41%       47.88%       40.92%
Net Assets at the End of Period
   (000's omitted) . . . . . . . . . .    $27,816         $26,991      $25,997      $31,724

----------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on June 1, 1993. The Fund's original class of shares subsequently became A Shares.  The Fund commenced the offering of B Shares on
     August 2, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively.
     Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses . . . . . . . . . . .      1.14%(c)        1.13%        1.15%        1.23%
(c)  Annualized.


                                                                B SHARES
                                        -------------------------------------------------------
                                          PERIOD ENDED               YEAR ENDED
                                          NOVEMBER 30,                 MAY 31,
                                        ----------------  -------------------------------------
                                             1996*          1996         1995         1994(a)
                                        ----------------  -------------------------------------
Beginning Net Asset Value per Share. .      $9.90           $9.91        $9.70       $10.04
Net Investment Income. . . . . . . . .       0.24            0.46         0.41         0.35
Net Realized and Unrealized Gain
    (Loss) on Investments. . . . . . .       0.36           (0.01)        0.21        (0.33)
Dividends from Net  Investment Income.      (0.24)          (0.46)       (0.41)       (0.35)
Distributions from Net Realized Gain .         --              --           --        (0.01)
                                        ----------------  -------------------------------------
Ending Net Asset Value per Share . . .     $10.26           $9.90        $9.91        $9.70
                                        ----------------  -------------------------------------
                                        ----------------  -------------------------------------
Ratios to Average  Net Assets:
  Expenses(b). . . . . . . . . . . . .      1.06%(c)        1.05%        1.05%        0.85%(c)
  Net Investment Income. . . . . . . .      4.75%(c)        4.64%        4.32%        4.08%(c)
Total Return . . . . . . . . . . . . .     12.51%(c)        4.56%        6.67%        0.27%(c)
Portfolio Turnover Rate. . . . . . . .     46.98%         171.41%       47.88%       40.92%
Net Assets at the End of Period
  (000's omitted). . . . . . . . . . .     $6,846          $6,400       $5,198       $4,494

-----------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on June 1, 1993.  The Fund's original class of shares subsequently became A Shares.  The Fund commenced the offering of B Shares on
     August 2, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively.
     Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses . . . . . . . . . . .      2.14%(c)        2.16%        2.16%        2.24%(c)
(c)  Annualized.




10                                                                           11

                            MINNESOTA TAX-FREE FUND

                                                                       A SHARES
                                    -------------------------------------------------------------------------
                                                                                                     SIX
                                                                                                    MONTHS
                                      PERIOD ENDED                    YEAR ENDED                    ENDED
                                      NOVEMBER 30,                      MAY 31,                     MAY 31,
                                    ----------------  -----------------------------------------  ------------
                                         1996*          1996       1995        1994       1993       1992
                                    ----------------  -----------------------------------------  ------------
Beginning Net Asset
  Value per Share. . . . . . . . .     $10.30          $10.45     $10.15      $10.65     $10.27     $10.20
Net Investment Income. . . . . . .       0.27            0.56       0.53        0.53       0.55       0.30
Net Realized and
  Unrealized Gain (Loss)
  on Investments . . . . . . . . .       0.39           (0.15)      0.30       (0.31)      0.39       0.11
Dividends from Net
  Investment Income. . . . . . . .      (0.27)          (0.56)     (0.53)      (0.53)     (0.55)     (0.30)
Distributions from Net
  Realized Gain. . . . . . . . . .         --              --         --       (0.19)     (0.01)     (0.04)
                                    ----------------  -----------------------------------------  ------------
Ending Net Asset Value
  per Share. . . . . . . . . . . .     $10.69          $10.30     $10.45      $10.15     $10.65     $10.27
                                    ----------------  -----------------------------------------  ------------
                                    ----------------  -----------------------------------------  ------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . .      0.60%(c)        0.48%      0.49%       0.61%      0.75%      0.90%(c)
   Net Investment Income . . . . .      5.11%(c)        5.26%      5.25%       4.92%      5.13%      5.86%(c)
Total Return . . . . . . . . . . .     13.23%(c)        3.97%      8.55%       1.94%      9.35%      8.10%(c)
Portfolio Turnover Rate. . . . . .     54.16%          77.10%    139.33%      84.23%     44.29%      6.70%
Net Assets at the End of Period
  (000's omitted). . . . . . . . .    $25,468         $26,610    $15,559     $10,008    $10,852     $4,896

-------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 12, 1988.  The Fund's original class of shares subsequently became
     A Shares.  The Fund commenced the offering of B Shares on August 6, 1993.
(b)  During the periods indicated, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses . . . . . . . . .       1.22%(c)        1.26%      1.61%       1.52%      1.79%      2.38%(c)
(c)  Annualized.

                                                      A SHARES                                        B SHARES
                                    --------------------------------------------  -----------------------------------------------
                                      YEAR ENDED                                   PERIOD ENDED              YEAR ENDED
                                      NOVEMBER 30,                                 NOVEMBER 30,                MAY 31,
                                    --------------------------------------------  --------------  -------------------------------
                                         1991      1990      1989      1988(a)         1996*          1996      1995      1994(a)
                                    --------------------------------------------  --------------  -------------------------------
                                    --------------------------------------------  --------------  -------------------------------
Beginning Net Asset
  Value per Share. . . . . . . . .     $10.15    $10.14    $ 9.78     $10.00         $10.30         $10.44    $10.15     $10.77
Net Investment Income. . . . . . .       0.61      0.62      0.62       0.55           0.23           0.48      0.45       0.35
Net Realized and
  Unrealized Gain
  (Loss) on Investments. . . . . .       0.12      0.02      0.36      (0.22)          0.38          (0.14)     0.29      (0.43)
Dividends from Net
  Investment Income. . . . . . . .      (0.61)    (0.62)    (0.62)     (0.55)         (0.23)         (0.48)    (0.45)     (0.35)
Distributions from Net
  Realized Gain. . . . . . . . . .      (0.07)    (0.01)       --         --             --             --        --      (0.19)
                                    --------------------------------------------  --------------  -------------------------------
Ending Net Asset Value
  per Share. . . . . . . . . . . .     $10.20    $10.15    $10.14      $9.78         $10.68         $10.30    $10.44     $10.15
                                    --------------------------------------------  --------------  -------------------------------
                                    --------------------------------------------  --------------  -------------------------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . .      0.90%     0.90%     0.90%      0.76%(c)       1.34%(c)       1.23%     1.21%      1.31%(c)
   Net Investment Income . . . . .      6.01%     6.21%     6.21%      6.51%(c)       4.35%(c)       4.51%     4.52%      3.99%(c)
Total Return . . . . . . . . . . .      7.40%     6.50%    10.30%      4.03%(c)      12.18%(c)       3.28%     7.63%     (0.58%)(c)
Portfolio Turnover Rate. . . . . .     37.32%    30.86%    26.31%     32.34%         54.16%         77.10%   139.33%     84.23%
Net Assets at the End of
   Period (000's omitted). . . . .     $4,575    $4,243    $5,309     $5,904        $10,477         $8,825    $5,090     $2,485

---------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 12, 1988.  The Fund's original class of shares subsequently became
     A Shares.  The Fund commenced the offering of B Shares on August 6, 1993.
(b)  During the periods indicated, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses . . . . . . . . .      2.63%     2.37%     1.70%      1.47%(c)       2.21%(c)       2.29%     2.62%      2.45%(c)
(c)  Annualized.




12                                                                           13

----
----

3.INVESTMENT OBJECTIVES AND POLICIES

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of Tax-Free Income Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. Substantially all of the Fund's total assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to federal taxation. See "Additional Investment Policies and Risk Considerations
- Temporary Defensive Position;" "- Taxable Investments" and "Dividends and Tax Matters."


The average dollar-weighted maturity of the Fund's assets normally will be between 10 and 20 years. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer maturity is generally associated with a higher level of volatility in the market value of a security. Since the Fund's objective is to provide high current income, the Fund will invest in municipal securities with an emphasis on income rather than stability of the Fund's net asset value, and the average maturity of the Fund's portfolio will vary depending on anticipated market conditions.


Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's and Fitch Investors Services, L.P. These securities are generally considered to be investment grade securities,

----
----

although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI.


COLORADO TAX-FREE FUND


INVESTMENT OBJECTIVE. The investment objective of Colorado Tax-Free Fund is to seek to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with the preservation of capital. Shares of the Fund are offered only to residents of the State of Colorado. There can be no assurance that the Fund will achieve its investment objective.



INVESTMENT POLICIES. Substantially all the Fund's total assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Colorado and its political subdivisions, various authorities, instrumentalities, public corporations and special districts ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from both federal and Colorado state income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to taxation. See "Additional Investment Policies - Temporary Defensive Position;" "- Taxable Investments" and "Dividends and Tax Matters."


The yields of Colorado municipal securities depend on, among other things, conditions in the Colorado municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. In some cases, Colorado issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Colorado state tax exemption on Colorado issues.

There are no restrictions on the Fund's average portfolio maturity, but the average portfolio maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. Since the Fund's objective is to provide high current income, the Fund will invest in

----
----
municipal securities with an emphasis on income rather than maintaining a stable net asset value. However, the Fund attempts to limit net asset value fluctuations.


Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's and Fitch Investors Services, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI.


MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of Minnesota Tax-Free Fund is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. Shares of the Fund are offered only to residents of the State of Minnesota. There can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES. Substantially all the Fund's total assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Minnesota and its political subdivisions, duly constituted authorities and corporations ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to taxation. See "Additional Investment Policies - Temporary Defensive Position;" "- Taxable Investments" and "Dividends and Tax Matters." As a fundamental policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from both federal and Minnesota state income taxes (including the federal alternative minimum tax).


The yields of Minnesota municipal securities depend on, among other things, conditions in the Minnesota municipal bond market and fixed income markets generally, the maturity of the obligation, the rating of the issue and the size of a particular offering. In some cases, Minnesota issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Minnesota state tax exemption on

----
----
Minnesota issues. See "Dividends and Tax Matters - Taxes - Minnesota Tax-Free Fund" for a description of certain tax matters that may effect the Fund and its shareholders.

There are no restrictions on the Fund's average portfolio maturity, but the average dollar-weighted maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. Since the Fund's objective is to provide high current income, the Fund will invest in municipal securities with an emphasis on income rather than stability of the Fund's net asset value.


Normally, at least 75% of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's ("S&P") and Fitch Investors Services, L.P. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI.


NON-INVESTMENT GRADE SECURITIES. Minnesota Tax-Free Fund may invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category of an NRSRO (Ba by Moody's or BB by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality to securities rated in the fifth highest category. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

----
----


During the fiscal year ended May 31, 1996, the Fund had 93% of its average annual assets in municipal securities rated by Moody's or S&P and 7.0% of its average annual assets in unrated investments, including cash and short-term cash equivalents which are typically unrated. During that year, the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA - 52%, Aa/AA - 24%, A/A - 14%, Baa/BBB - 3% and Ba/BB and below - 0%. For this purpose, securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the current fiscal year or any other time.


ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS


Each Fund's investment objective and all investment policies of the Funds that are designated as fundamental may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.



Norwest monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks. No Fund may invest more than 15% of its net assets in illiquid securities, including repurchase agreements not entitling the Fund to payment within seven days. As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.



As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.


BORROWING. As a fundamental policy, each Fund may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total

----
----
assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of any Fund's assets. Each Fund may enter reverse repurchase agreements, transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date.

MUNICIPAL SECURITIES. The municipal securities in which the Funds may invest include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

The market value of the interest-bearing debt securities, including municipal securities, held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; e.g., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the affect of interest rate changes on the market value of that security. In addition, fixed income investments held by the Funds are subject to "credit risk." Changes in the ability of an issuer to make payments of interest and principal and the market's perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal issuers, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.


The Funds may retain securities whose rating has been lowered below the lowest permissible rating category or, in the case of an unrated security, determined by Norwest to be of comparable quality, if Norwest determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" bonds or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment

----
----
of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Municipal bonds also include industrial development bonds and private activity bonds, which in most cases are revenue bonds and generally are not secured by a pledge of the credit of the municipality. The payment of the principal and interest on such bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets.


PARTICIPATION INTERESTS. The Funds may purchase participation interests in municipal securities that are held by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or other financial institution permitting the holder to tender them back to the bank or other financial institution. Prior to purchasing any participation interest, each Fund will obtain appropriate assurances from counsel that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund and Minnesota Tax-Free Fund, applicable state income tax.


STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity

----
----

and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Funds' policy is to enter into stand-by commitment transactions only with municipal securities dealers which, in the view of Norwest, present minimal credit risks.


PUTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" on municipal securities they purchase. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security. Puts involve the same risks discussed above with respect to stand-by commitments.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest (including mortgage-related securities) may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield.

----
----


There may not be an active secondary market for certain floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights (such as puts) it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. Norwest monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.



ZERO-COUPON SECURITIES. Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include the original issue discount of the security as income. Zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund's may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss.


REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss.

Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33 1/3% of the value of its total assets.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and

----
----
payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but delayed settlements beyond three months may be negotiated.

During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the Fund. At the time a Fund makes a commitment to purchase securities in this manner, however, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.


The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If Norwest were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. The Funds enter into when-issued and forward commitments only with the intention of actually receiving the securities, but a Fund may sell the securities before the settlement date if deemed advisable. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event.



TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (i) short-term U.S. Government Securities; (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (iii) commercial paper; (iv) repurchase agreements; and (v) shares of "money market funds" registered under the Investment Company Act of 1940 (the "1940 Act") within the limits specified therein. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Norwest to be of comparable quality. During periods when and to the extent that the Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above. When a Fund assumes a temporary defensive position, it is likely that shareholders will be subject to federal and applicable state income taxes on a greater portion of their income dividends received from the Fund.

----
----


TAXABLE INVESTMENTS. Apart from temporary defensive purposes, each Fund may invest up to 20% of the value of its total assets in cash equivalents the interest on which is not exempt from federal income tax or is treated as a preference item for purposes of the federal alternative minimum tax. For more information regarding the alternative minimum tax, see "Dividends and Tax Matters." In addition, the Funds may hold a portion of their assets in cash and cash-equivalents pending investment in municipal securities, to meet requests for redemptions or to assume a temporary defensive position. With respect to Tax-Free Income Fund, these securities include debt securities of corporate issuers meeting the Fund's investment quality standards described above and bonds or notes issued by or on behalf of a municipality, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax on individuals.



PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Funds' portfolio turnover is reported under "Financial Highlights." An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased short-term capital gains, which are not tax-exempt, and losses. It is each Fund's policy to obtain best net results in effecting portfolio transactions. Norwest may effect transactions for the Funds through brokers who sell Fund shares. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Tax rules applicable to short-term trading may effect the timing of a Fund's portfolio transactions or its ability to realize short-term trading profits or establish short-term positions.



INVESTMENT CONSIDERATIONS
AND RISK FACTORS


GEOGRAPHIC CONCENTRATION. Because Colorado Tax-Free Fund and Minnesota Tax-Free Fund invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions, those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. Tax-Free Income Fund will be subject to similar risks to the extent it concentrates its investments in a particular jurisdiction. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

----
----


To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.



The Colorado constitution restricts the ability of the state and local governments to increase taxes, revenues, debt and spending. In particular, prior voter approval is now required to impose any new tax or tax rate increase or to issue any "multiple-fiscal year" debt and revenues collected in excess of certain limits must be refunded unless voters authorize their retention. The future impact on the financial operations and obligations of the state and local governments cannot be determined at this time. Norwest will continue to monitor the situation closely and will, if necessary, seek the advice of counsel concerning its effect on instruments being considered for purchase by the Fund. A further discussion of potential risks of investment in Colorado municipal securities is contained in the SAI.


RELATED ISSUERS. Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. No Fund will invest more than 25% of its total assets in securities that are so related or invest more than 25% of its total assets in a single type of revenue bond (e.g., electric revenue, housing revenue, etc.) Similarly, under normal circumstances, Tax-Free Income Fund will not invest more than 25% of its total assets in issuers located in the same state.

DIVERSIFICATION MATTERS. Each of Colorado Tax-Free Fund and Minnesota Tax-Free Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As non-diversified portfolios,

----
----

these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, a Fund may not: (i) own the securities of a single issuer with a value of more than 5% of the Fund's total assets; or (ii) own more than 10% of the outstanding voting securities of a single issuer. Tax-Free Income Fund is diversified and, therefore, as a fundamental policy, with respect to 75% of its assets, may not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer. These limits do not apply to U.S. Government securities and the securities of investment companies. Each Fund reserves the right to invest up to 100% of its investable assets in one or more other investment companies.


Except for investment in U.S. Government Securities, no more than 25% of the total assets of Colorado Tax-Free Fund, and no more than 20% of the total assets of Minnesota Tax-Free Fund, may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.


The "issuer" of securities is deemed to be the entity whose assets and revenues secure the securities, whether that entity is a governmental entity (so long as its revenues and assets are separate from the government which created it) or a non-governmental user of facilities financed through industrial development bonds issued by or on behalf of a public authority or entity.

----
----

                                                                  4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately $42.6 billion.



For its services, Norwest receives an advisory fee at an annual rate of 0.50% of the average daily net assets of Tax-Free Income Fund and, with respect to each of the Colorado Tax-Free Fund and Minnesota Tax-Free Fund, at an annual rate of 0.50% of the first $300 million of the Fund's average daily net assets, 0.46% of the next $400 million of the Fund's average daily net assets and 0.42% of the Fund's remaining average daily net assets.



PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest contribute to the investment services provided to the Funds. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund. For periods prior to June 1, 1997, all persons served in their current positions with Norwest Bank. Prior to that date Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers may perform portfolio management and other duties for Norwest Bank.



TAX-FREE INCOME FUND and COLORADO TAX-FREE FUND Mr. William T. Jackson. Mr. Jackson has been a Vice President of Norwest since 1993. Prior thereto, Mr. Jackson was a Senior Vice President and Institutional Sales Manager with Norwest Investment Services from 1992 to 1993; a Vice President and Municipal Bond Trading Manager from 1991 to 1992; and a Vice President and Municipal Bond Trader with Kemper Securities, Inc., from 1984 to 1991.

----
----


MINNESOTA TAX-FREE FUND Ms. Patricia D. Hovanetz, CFA. Ms. Hovanetz, a Vice President of Norwest, has been associated with Norwest for more than 25 years in various capacities related to municipal bond investments. She has been a municipal bond fund portfolio manager since 1988 and has served as portfolio manager of the Fund since 1991.


MANAGEMENT, ADMINISTRATION AND
DISTRIBUTION SERVICES


As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others, including the Funds' custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring the sales of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of dividends and distributions to shareholders.



As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and FAS each receives a fee, with respect to each Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.0375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets.



Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

----
----


Forum also acts as the distributor of the Shares. As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. Normally, Forum will make payments to broker-dealers as discussed under "Characteristics of The Shares." From its own resources, Forum may pay additional fees to broker-dealers or other persons for distribution or other services related to the Funds. For further information about the Funds' distribution plan, including the fees payable thereunder, see "Characteristics of The Shares."


SHAREHOLDER SERVICING AND
CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund.


Norwest Bank also serves as each Fund's custodian. For its custodial services, Norwest Bank receives a fee with respect to each Fund at an annual rate of:
0.02% of the first $100 million of the Fund's average daily net assets, 0.01% of the next $200 million of the Fund's average daily net assets and 0.005% of the Fund's remaining average daily net assets.


EXPENSES OF THE FUNDS


Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all of its expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees.

----
----
Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.


Each service provider to the Trust or their agents and affiliates may also act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

----

----

                                                      5.  CHOOSING A SHARE CLASS



Investors should compare sales charges and fees before selecting a particular class of shares. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and maintenance fee and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares purchased at the same time and whether that differential would be offset by the higher yield of A Shares. A summary of the charges applicable to shares of each Fund is listed under "Prospectus Summary - Expense Information." Sales personnel of broker-dealers and other financial institutions selling a Fund's shares may receive differing compensation for selling A Shares and B Shares.


Because initial sales charges are deducted at the time of purchase, investors purchasing a Fund's A Shares receive fewer shares than if the sales charge were not deducted and, accordingly, do not have the entire purchase price invested. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider whether, in light of the initial sales charge and its effect on the amount of the purchase price invested, purchases of A Shares are more or less advantageous than purchases of B Shares with their associated accumulated continuing distribution and maintenance charges. For example, based on estimated current fees and expenses, an investor subject to the 3.75% initial sales charge who elects to reinvest all dividends would have to hold the shareholder's investment approximately five years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge. The foregoing example does not take into account the time value of money, fluctuations in net asset value or the effects of different performance assumptions.

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----

A SHARES

The public offering price of A Shares is their next-determined net asset value plus an initial sales charge assessed as follows (no sales charge is assessed on the reinvestment of dividends or distributions):



                                                              Broker-
                                                              Dealers'
                                   Sales Charge            Reallowance As
                                As a Percentage of          a Percentage
                         ................................   of Offering
Amount of Purchase       Offering Price  Net Asset Value*      Price

-------------------------------------------------------------------------
Less than $50,000......         3.75%            3.90%            3.40%
$50,000 to $99,999.....         3.25%            3.36%            2.95%
$100,000 to $499,000...         2.25%            2.30%            2.05%
$500,000 to $999,000...         1.75%            1.78%            1.60%
$1,000,000 and over....       None             None             None

* Rounded to the nearest one-hundredth percent


Forum may pay a broker-dealers' reallowance to selected broker-dealers purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum will reallow discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Forum may elect to reallow the entire sales charge to selected broker-dealers for all sales with respect to which orders are placed with Forum. The broker-dealers' reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 0.75% of the value of Fund shares purchased at net asset value.


In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging;
(ii) tickets for entertainment events; and (iii) merchandise.



No sales charge is assessed on purchases: (i) by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended); (ii) by trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such

----
----

person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; (iii) by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; and (iv) of A Shares of a Fund made through the Directed Dividend Option from a fund of the Trust that charges a front-end sales charge (see, "Dividends and Tax Matters"). Shares sold without a sales charge may not be resold except to the Funds and share purchases must be made for investment purposes.


REINSTATEMENT PRIVILEGE. An investor who has redeemed A Shares of a Fund may, within 60 days following the redemption, purchase without a sales charge A Shares in an amount up to the amount of the redemption. Investors who desire to exercise this "Reinstatement Privilege" should contact the Trust for further information.


INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of A Shares of a Fund with the proceeds of a redemption at net asset value, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the A Shares of that Fund. Investors should contact the Trust for further information and to obtain the necessary forms.



REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, an investor or the investor's Processing Organization must notify the Transfer Agent at the time of purchase of the investor's intention to qualify and must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. Further information about reduced sales charges is contained in the SAI.



CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional A Shares of a Fund may qualify for rights of accumulation ("ROA") under which the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all A Shares of that Fund held by the investor. For example, if an investor owned A Shares of a Fund worth $500,000 at the then current net asset value and purchased A Shares of that Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 1.75% rate applicable to a $550,000 purchase, rather than at the 3.25% rate applicable to a $50,000 purchase.


In addition, an investor in a Fund that has previously purchased A Shares of any other fund of the Trust that is sold with a sales charge equal to or greater than the sales charge imposed on the A Shares of the Fund ("Eligible Fund") may also qualify for ROA and may aggregate existing investments in A

----
----
Shares of Eligible Funds with current purchases of A Shares of the Fund to determine the applicable sales charge. In addition, purchases of A Shares of a Fund by an investor and the investor's spouse, direct ancestor or direct descendant may be combined for purposes of ROA.


STATEMENT OF INTENTION. A Shares investors may also obtain reduced sales charges based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $50,000 or more in A Shares of a Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.


Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of a Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or a Statement of Intention and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.



                                                                    Contingent Deferred
                                                                  Sales Charge as a % of
                                                                   Dollar Amount Subject
Amount of Purchase                        Period Shares Held             to Charge
-----------------------------------------------------------------------------
$1,000,000 to $2,499,999............  Less than one year                     0.75%
                                      One to two years                       0.50%
$2,500,000 to $4,999,999............  Less than one year                     0.50%
Over $5,000,000.....................  Less than one year                     0.25%


No contingent deferred sales charge is charged on redemptions to the same extent as described under "B Shares - Contingent Deferred Sales Charge" below. The contingent deferred sales charge on shares purchased through an exchange from another fund of the Trust is based upon the original purchase date and price of the other fund's shares. For A shareholders with a Statement of Intention that do not purchase $1,000,000 of a Fund's A Shares pursuant

----
----
to their Statement, no contingent deferred sales charge is imposed. The Statement of Intention provides for a contingent deferred sales charge in certain other cases. Further information about the contingent deferred sales charge is contained in the SAI.

B SHARES


DISTRIBUTION PLAN. B Shares are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to B Shares, each Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act providing for distribution payments, at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to B Shares (the "distribution services fee"), by each Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from each Fund comprise: (i) sales commissions at levels set from time to time by the Board ("sales commissions"); and (ii) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges (as described below). The current sales commission rate is 3% and Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of up to 3% of the purchase price of B Shares of each Fund sold by the broker-dealer.


Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares. The combined contingent deferred sales charge and distribution services fee on B Shares are intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares, such as the payment of compensation to broker-dealers selling B Shares. Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of those shares.

Under the Plan, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to that Fund. Uncovered distribution charges are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales

----
----
charges previously paid to Forum. At May 31, 1996, unrecovered distribution expenses for Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund were $115,529, $119,334 and $206,736, respectively, or approximately 1.96%, 1.86%, and 2.34% of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to a Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing B Shares.

Pursuant to the Plan, each Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of B Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause a Fund's B Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to a Fund, the Fund may continue to pay maintenance fees.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or reduce the Fund's current net assets in respect to distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase B Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to that Fund. In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit each Fund and its B shareholders.

Periods with a high level of sales of B Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of B Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent

----
----
deferred sales charges will tend to reduce uncovered distribution charges. A high level of sales of B Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

CONTINGENT DEFERRED SALES CHARGE. B Shares of a Fund which are redeemed within six years of purchase will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of B Shares of a Fund and their redemption.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.



                                           Contingent Deferred
                                           Sales Charge as a %
                                            of Dollar Amount
Year Since Purchase                         Subject to Charge
---------------------------------------------------------------
First...................................             3.0%
Second..................................             2.0%
Third...................................             2.0%
Fourth..................................             1.0%
Fifth...................................             None
Sixth...................................             None



Redemptions of shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from B Shares of the Fund held for over four years and fourth from the longest outstanding B Shares of the Fund held for less than four years.



No contingent deferred sales charge is imposed on: (i) redemptions of shares acquired through the reinvestment of dividends and distributions; (ii) involuntary redemptions by a Fund of shareholder accounts with low

----
----

account balances; (iii) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (v) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.


CONVERSION FEATURE. After six years from the end of the calendar month in which the shareholder's purchase order for B shares was accepted, the B Shares will automatically convert to A Shares of that Fund (the "conversion"). The conversion will be on the basis of the relative net asset values of the A and B Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, B Shares of a Fund purchased through the reinvestment of dividends and distributions will be considered to be held in a separate sub-account. Each time any B Shares in the shareholder's account (other than those in the sub-account) convert, an equal pro rata portion of those shares in the sub-account will also convert. The conversion is subject to the continuing availability of certain opinions of counsel and may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to distribution services and maintenance fees for an indefinite period.

----

----

                                                           6.  HOW TO BUY SHARES



MINIMUM INVESTMENT



There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of Shares of the Funds. A Fund may in its discretion waive the investment minimums. Shareholders who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimum. See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters."



PURCHASE PROCEDURES



INITIAL PURCHASES


THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.



1. BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed under "Account Application." Checks or money orders are accepted at full value subject to collection. If a check or money order does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.



For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.



2. BY BANK WIRE. Investors may make an initial investment in a Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:



     NORWEST BANK MINNESOTA, N.A.
     ABA 091 000 019
     FOR CREDIT TO: NORWEST FUNDS


          0844-131
          RE:  [NAME OF FUND]
               [DESIGNATE A SHARES OR B SHARES]


          ACCOUNT NO.:
          ACCOUNT NAME:

----
----


The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.



3. THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations, may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase A Shares of a Fund, may receive payments from Forum with respect to sales of B Shares and may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.



Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Funds' procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations may also enter purchase orders with payment to follow.



Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.



SUBSEQUENT PURCHASES


Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

----
----


ACCOUNT APPLICATION



Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:



     NORWEST FUNDS
     [NAME OF FUND]
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT
     733 MARQUETTE AVENUE
     MINNEAPOLIS, MN 55479-0040



To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.



GENERAL INFORMATION



Fund shares are continuously sold on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order plus, in the case of the A Shares, any applicable sales charge imposed at the time of purchase.



Fund shares become entitled to receive dividends and distributions on the next Fund Business Day after a purchase order is accepted. The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.



All payments for Shares must be in U.S. dollars. Investments in a Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in Fund shares are effected through the Transfer Agent which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

----

----

7.HOW TO SELL SHARES


GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day subject to a contingent deferred sales charge imposed, in the case of A Shares, on some redemptions made within two years of purchase and, in the case of B Shares, on most redemptions made within six years of purchase. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to a Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in a Fund may redeem their Shares as described below. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

1. BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have

----
----
been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."


2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "How to Sell Shares - Other Redemption Matters."


3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS


To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) any endorsement on a share certificate; (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

----
----

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.


Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

----

----

                                                  8.  OTHER SHAREHOLDER SERVICES


EXCHANGES


Shareholders of A Shares and B Shares may exchange their shares for A Shares and B Shares, respectively, of the other funds of the Trust that offer those shares. As of the date of this Prospectus, the funds of the Trust that offer A Shares and B Shares, which are offered through separate prospectuses, are Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. It is anticipated that the Trust may in the future create additional funds that will offer Shares which will be exchangeable with the Funds' Shares. In addition, A Shares may be exchanged for Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund of the Trust. B Shares may be exchanged for Exchange Shares of Ready Cash Investment Fund. Prospectuses for the shares of the funds listed above, as well as a current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds, can be obtained through Forum by contacting the Transfer Agent.


The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees (other than contingent deferred sales charges) charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.


Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.



Under federal tax law, the Funds treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.


SALES CHARGES. The exchange of A Shares may result in additional sales charges. If an exchange of A Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay an amount equal to any excess

----
----
of that fund's initial sales charge attributable to the number of shares being acquired in the exchange over any initial sales charge paid by the shareholder for the shares being exchanged. For example, if a shareholder paid a 2% initial sales charge in connection with a purchase of shares and then exchanged those shares into A Shares of another fund with a 3% initial sales charge, the shareholder would pay an additional 1% sales charge on the exchange. A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

Shares of a Fund ("Original Shares") may be exchanged without the payment of any contingent deferred sales charge. A and B Shares acquired as a result of such exchange ("New Shares") and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Original Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the New Shares and, in the case of B Shares, the time remaining before the New B Shares convert to A Shares of that Fund, the deferred sales charge and the time remaining applicable to the Original Shares will apply to the New Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Shares first purchased by a shareholder will apply to New Shares resulting from both an initial and any subsequent exchanges.

1. EXCHANGES BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."


2. EXCHANGES BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "How to Sell Shares - Other Redemption Matters."


AUTOMATIC INVESTMENT PLAN

Under the Funds' Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in either A or B Shares of a Fund. Shareholders wishing to use this plan must complete an application which

----
----
may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell Shares - Other Redemption Matters."

AUTOMATIC WITHDRAWAL PLAN

A shareholder whose Shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $1,000 at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

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----

9.DIVIDENDS AND TAX MATTERS


DIVIDENDS


Dividends of each Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by a Fund are distributed annually. Dividends and distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on a Fund's B Shares will be lower than the per share dividends on A Shares as a result of the distribution services fees and maintenance fees applicable to B Shares.



Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.


Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.


TAX MATTERS



Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.



Dividends paid by a Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to federal income tax in the hands of the Fund's shareholders. Persons who are "substantial users" or "related persons" thereof of facilities financed by private

----
----

activity securities held by a Fund, however, may be subject to federal income tax on their pro rata share of the interest income from those securities and should consult their tax advisers before purchasing Shares. Interest on certain private activity securities issued after August 7, 1986 is treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations. In addition, exempt-interest dividends are included in the "adjusted current earnings" of corporations for AMT purposes.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for federal income tax purposes. Under rules for determining when borrowed funds are used for purchasing or carrying particular assets, Shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the Shares.



Substantially all of the dividends paid by each Fund are anticipated to be exempt from federal income taxes. Shortly after the close of each calendar year, a statement is sent to each shareholder advising the shareholder of the portion of the Fund's dividends that is derived from obligations of issues on the various states and the portion of the Fund's dividends that is exempt from federal income taxes. These portions are determined for a Fund's entire year and, thus, are annual averages, rather than day-by-day determinations for each shareholder. Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income.



Distributions of net long-term capital gain by a Fund are taxable to shareholders of the Fund as long-term capital gain, regardless of the length of time the shareholder may have held Shares in the Fund at the time of distribution. If a shareholder holds Shares for six months or less and during that period receives a long term capital gain distribution, any loss realized on the sale of the Shares during that six-month period will be a long-term capital loss to the extent of the distribution. Distributions of capital gain reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after the purchase of Shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder as described above.



Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

----
----


Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.



TAX-FREE INCOME FUND. The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the federal income tax consequences described above.



COLORADO TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Colorado personal income tax. Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT, because interest on Colorado private activity bonds is not a preference item for Colorado income tax purposes. Furthermore, Colorado has no corporate alternative minimum tax. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt interest dividends paid by the Fund will be subject to Colorado income tax.



MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest dividends paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest dividends paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.


Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the

----
----
discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. Such treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken, in light of its current investment objectives and investment policies.


The Minnesota alternative minimum tax on resident individuals is based in part on their federal alternative minimum taxable income. Accordingly, individual shareholders of the Fund may be subject to the Minnesota alternative minimum tax on exempt-interest dividends paid by the Fund which are attributable to interest received by the Fund on certain private activity securities issued after August 7, 1986, even though these dividends are exempt from the regular Minnesota personal income tax.

----

----

10.OTHER INFORMATION


BANKING LAW MATTERS


Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of each Fund is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board. The Funds do not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


PERFORMANCE INFORMATION


A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. A Fund may also quote tax-equivalent yield, which shows the taxable yield a shareholder would have to earn to equal the Fund's tax-free yield, after taxes. A tax-equivalent yield is calculated by dividing a Fund's tax-free yield by one minus a stated federal, state or combined federal and state tax rate.

----
----


A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.



The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to securities indices. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.


THE TRUST AND ITS SHARES


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as A Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.



OTHER CLASSES OF SHARES. The Funds currently issue three classes of shares, A Shares, B Shares and I Shares. I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates without any sales charges. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes.



SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses)

----
----

are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.



As of May 1, 1997, Dentru & Co., a nominee of Norwest Bank Colorado, N.A. through which some of its customers own shares of the Funds, may be deemed to have controlled Colorado Tax-Free Fund. As of the same date, Norwest Tax-Exempt Bond Fund, a Norwest-sponsored collective trust fund that comprises assets of customers of Norwest, may be deemed to have controlled Tax-Free Income Fund. From time to time, this shareholder or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

         ------------------------------------------------------------
                                                   ---------------
           [LOGO]                                     BULK RATE
                                                     U.S. POSTAGE
                                                        PAID
                                                   PERMIT NO. 3489
                                                   MINNEAPOLIS, MN
                                                   ---------------




         ------------------------------------------------------------







          [LOGO]

          SHAREHOLDER INFORMATION:

               Norwest Bank Minnesota, N.A.
               733 Marquette Avenue
               Minneapolis, Minnesota 55479-0040
               612-667-8833 (MINNEAPOLIS/ST. PAUL)
               800-338-1348 (ELSEWHERE)

          -COPYRIGHT- 1997 NORWEST ADVANTAGE FUNDS
          MFBPT004 6/97

                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------


                                   PROSPECTUS


                                  JUNE 1, 1997



                              CASH INVESTMENT FUND
                                 ---------------
                              U.S. GOVERNMENT FUND
                                 ---------------
                                  TREASURY FUND
                                 ---------------
                           MUNICIPAL MONEY MARKET FUND
                                 ---------------
                           READY CASH INVESTMENT FUND




                                     [LOGO]



                                NOT FDIC INSURED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             TABLE OF CONTENTS

       1.  PROSPECTUS SUMMARY.........................          2
                                                                2
           Highlights of the Funds....................
                                                                5
           Expense Information........................

       2.  FINANCIAL HIGHLIGHTS.......................          8

       3.  INVESTMENT OBJECTIVES AND POLICIES.........         18
                                                               18
           Investment Objectives......................
                                                               18
           Investment Policies........................
                                                               18
           Cash Investment Fund and Ready Cash
           Investment Fund............................
                                                               20
           U.S. Government Fund.......................
                                                               21
           Treasury Fund..............................
                                                               21
           Municipal Money Market Fund................
                                                               25
           Additional Investment Policies and Risk
           Considerations.............................

       4.  MANAGEMENT.................................         31
                                                               31
           Investment Advisory Services...............
                                                               33
           Management, Administration and Distribution
           Services...................................
                                                               34
           Shareholder Servicing and Custody..........
                                                               34
           Expenses of the Funds......................

       5.  HOW TO BUY SHARES..........................         36
                                                               36
           Minimum Investment.........................
                                                               37
           Purchase Procedures........................
                                                               38
           Account Application........................
                                                               39
           General Information........................

       6.  HOW TO SELL SHARES.........................         40
                                                               40
           General Information........................
                                                               41
           Redemption Procedures......................
                                                               41
           Other Redemption Matters...................

       7.  OTHER SHAREHOLDER SERVICES.................         43
                                                               43
           Exchanges..................................
                                                               44
           Automatic Investment Plan..................
                                                               44
           Individual Retirement Accounts.............
                                                               44
           Automatic Withdrawal Plan..................
                                                               45
           Checkwriting...............................
                                                               45
           Reopening Accounts.........................

       8.  DIVIDENDS AND TAX MATTERS..................         46
                                                               46
           Dividends..................................
                                                               46
           Tax Matters................................

       9.  OTHER INFORMATION..........................         49
                                                               49
           Banking Law Matters........................
                                                               49
           Determination of Net Asset Value...........
                                                               49
           Performance Information....................
                                                               50
           The Trust and Its Shares...................
                                                               51
           Core and Gateway Structure.................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  JUNE 1, 1997


This Prospectus offers shares of Cash Investment Fund, U.S. Government Fund, Treasury Fund, Institutional Shares and Investor Shares of Municipal Money Market Fund and Investor Shares of Ready Cash Investment Fund (each a "Fund" and collectively the "Funds"). The Funds are separate diversified, money market portfolios of Norwest Funds (the "Trust"), which is a registered, open-end, management investment company.



CASH INVESTMENT FUND seeks to achieve its investment objective by investing in two money market portfolios of another registered, open-end, management investment company each of which invests using a similar investment style. See "Prospectus Summary" and "Other Information - Core and
Gateway-Registered Trademark- Structure."



READY CASH INVESTMENT FUND seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Prospectus Summary" and "Other Information - Core and Gateway Structure."



U.S. GOVERNMENT FUND, TREASURY FUND and MUNICIPAL MONEY MARKET FUND each seeks to achieve its investment objective by investing directly in portfolio securities.



This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") dated June 1, 1997, as may be amended from time to time, which is available for reference on the SEC's Web Site (http:// www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.



NORWEST FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.


AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.   PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

CASH INVESTMENT FUND seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers.


READY CASH INVESTMENT FUND seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers.


U.S. GOVERNMENT FUND seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing primarily in securities that are issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

TREASURY FUND seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing solely in obligations that are issued or guaranteed by the United States Treasury.


MUNICIPAL MONEY MARKET FUND seeks to provide high current income which is exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing primarily in tax-exempt municipal securities.


FUND STRUCTURE


CASH INVESTMENT FUND seeks to achieve its investment objective by investing all of its investable assets evenly in two portfolios (each a "Core Portfolio") of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company. These Portfolios, Money Market Portfolio and Prime Money Market Portfolio, have identical investment objectives and investment policies except that Prime Money Market Portfolio seeks to maintain a rating from a nationally recognized statistical rating organization ("NRSRO"). Accordingly, the Fund's investment experience will correspond directly with the investment experience of the two Core Portfolios. See "Other Information - Core and Gateway Structure."


READY CASH INVESTMENT FUND seeks to achieve its investment objective by investing all of its investable assets in Money Market Portfolio (a "Core Portfolio"), a separate portfolio of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company, that has the same investment objective and substantially similar investment policies. Accordingly, the Fund's investment experience will correspond directly with the investment experience of Money Market Portfolio. See "Other Information - Core and Gateway Structure."


U.S. GOVERNMENT FUND, TREASURY FUND and MUNICIPAL MONEY MARKET FUND each seek to achieve its investment objective by investing directly in portfolio securities.


INVESTMENT ADVISER

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Funds' investment adviser. Norwest also is the investment adviser of each Core Portfolio. Norwest Bank provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1996, with its affiliates, managed over $42.6 billion in assets. See "Management - Investment Advisory Services."


Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust and serves as the custodian of each Core Portfolio. See "Management - Shareholder Servicing and Custody" and "- Management, Administration and Distribution Services."


Cash Investment Fund and Ready Cash Investment Fund each incur investment advisory fees indirectly through the investment advisory fees paid by their respective Core Portfolios; Norwest is paid an advisory fee directly by U.S. Government Fund, Treasury Fund and Municipal Money Market Fund.


FUND MANAGEMENT AND ADMINISTRATION

The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Funds and also serves as administrator of each Core Portfolio. See "Management - Management, Administration and Distribution Services."

SHARES OF THE FUNDS

Cash Investment Fund, U.S. Government Fund and Treasury Fund offer a single class of shares. Municipal Money Market Fund offers two classes of shares: institutional class ("Institutional Shares") and investor class ("Investor Shares"). Ready Cash Investment Fund offers three classes of shares:
Institutional Shares, Investor Shares and exchange class ("Exchange Shares"). Institutional Shares of a Fund require a higher minimum investment than Investor Shares and incur lower transfer agency fees. Shares of each Fund offered through this prospectus are referred to as "Shares." Exchange Shares may be purchased only in exchange for B class shares of certain funds of the Trust. Shares of each class of a Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."

HOW TO BUY AND SELL SHARES

Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment in Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund, and in Institutional Shares of Municipal Money Market Fund is $100,000; there is no minimum for subsequent investments. The minimum initial investment in Investor Shares of a Fund is $1,000; the minimum subsequent investment is $100. See "How to Buy Shares" and "How to Sell Shares."

EXCHANGES

Holders of Investor Shares of a Fund may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other funds of the Trust. Shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund and holders of Institutional Shares of Municipal Money Market Fund may exchange their Shares among those Funds and that class. See "Other Shareholder Services - Exchanges."

SHAREHOLDER FEATURES

Each Fund offers an Automatic Withdrawal Plan, a Reinstatement Privilege and Checkwriting. An Automatic Investment Plan is available to holders of Investor Shares. See "Other Shareholder Services."

DIVIDENDS AND DISTRIBUTIONS

Dividends of each Fund's net investment income are declared daily and paid monthly. Each Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional Fund Shares unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that any Fund or Core Portfolio will achieve its investment objective or maintain a stable net asset value of $1.00 per share.
An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as investments in foreign issuers. See "Investment Objectives and Policies - Investment Policies - Cash Investment Fund and Ready Cash Investment Fund - Foreign Instruments." The amount of income earned by each Fund will tend to vary with changes in prevailing interest rates. For more details about each Fund, its investments and their risks, see "Investment Objectives and Policies."


By pooling their assets in a Core Portfolio with other institutional investors, CASH INVESTMENT FUND and READY CASH INVESTMENT FUND each may be able to achieve certain efficiencies and economies of scale that they could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. See "Other Information - Core and Gateway Structure - Certain Risks of Investing in Core Portfolios."


EXPENSE INFORMATION


The purpose of the Annual Fund Operating Expenses tables in this section is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly.

                      ANNUAL FUND OPERATING EXPENSES(1)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER APPLICABLE FEE WAIVERS AND
                           EXPENSE REIMBURSEMENTS)

                                    CASH          U.S.
                                 INVESTMENT    GOVERNMENT     TREASURY
                                   FUND(3)        FUND          FUND
                                 ----------    ----------    ----------
Investment Advisory Fees
  (after fee waivers)(2) . . .      None          0.15%         0.17%
Rule 12b-1 Fees. . . . . . . .      None          None          None
Other Expenses
  (after reimbursements) . . .      0.24%         0.35%         0.29%
Investment Advisory Fees
  - Core Portfolio(s)(2) . . .      0.22%         None          None
Other Expenses
  - Core Portfolio(s)
  (after reimbursements) . . .      0.02%         None          None
                                 --------------------------------------
Total Operating Expenses(4). .      0.48%         0.50%         0.46%


                                      MUNICIPAL MONEY         READY CASH
                                          MARKET              INVESTMENT
                                           FUND               FUND(3)
                                 --------------------------------------
                                 INSTITUTIONAL  INVESTOR      INVESTOR
                                    SHARES       SHARES        SHARES
                                 ------------------------    ----------
Investment Advisory Fees
  (after fee waivers)(2) . . .      0.29%         0.29%         None
Rule 12b-1 Fees. . . . . . . .      None          None          None
Other Expenses
  (after reimbursements) . . .      0.16%         0.36%         0.46%
Investment Advisory Fees
  - Core Portfolio(s)(2) . . .      None          None          0.34%
Other Expenses
  - Core Portfolio(s)
  (after reimbursements) . . .      None          None          0.02%
                                 --------------------------------------
Total Operating Expenses(4). .      0.45%         0.65%         0.82%


(1) For a further description of the various expenses associated with investing in the Funds, see "Management". The table is based on expenses incurred during the Funds' most recent fiscal year ended May 31, 1996, restated to reflect current fees. Cash Investment Fund and Ready Cash Investment Fund indirectly bear their pro rata portion of the expenses of the Core Portfolios in which they invest.

(2) For Cash Investment Fund and Ready Cash Investment Fund, "Investment Advisory Fees - Core Portfolios" reflects the investment advisory fees incurred by the Core Portfolio(s) in which the Fund invests. Absent estimated waivers, the "Investment Advisory Fee" for Municipal Money Market Fund Institutional Shares and Investor Shares would be 0.35%. Absent estimated waivers, the "Investment Advisory Fee - Core Portfolio(s)" for Cash Investment Fund would be 0.24%.

(3) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at 0.48%, which is the same level as the Fund's total operating expenses prior to May 31, 1997. In addition, Norwest has agreed to waive its investment advisory fee for Money Market Portfolio through May 31, 1999 to the extent that fee exceeds an annual rate of 0.10% of the Portfolio's average daily net assets. Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Ready Cash Investment Fund's Investor Shares total combined operating expenses through May 31, 1998 at or below 0.82%. See "Management - Expenses of the Funds."

(4) Absent expense reimbursements and fee waivers, the expenses of Cash Investment Fund, U.S. Government Fund, Treasury Fund, Institutional
     Shares and Investor Shares of Municipal Money Market Fund and Investor Shares of Ready Cash Investment Fund, would be: "Other Expenses," 0.27%, 0.36%, 0.39%, 0.38%, 0.54% and 0.48%, respectively; "Other Expenses -
     Core Portfolios," 0.12%, N/A, N/A, N/A, N/A and 0.12%, respectively;
     and "Total Operating Expenses," 0.63%, 0.51%, 0.56%, 0.73%, 0.88% and
     0.93%, respectively. "Other Expenses" includes transfer agency fees payable to Norwest Bank of 0.25% (0.10% in the case of Municipal
     Money Market Fund - Institutional Shares and 0.20% in the case of Cash Investment Fund.) Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following Hypothetical Expense Example indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. Actual expenses and return may be greater or less than indicated. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.


                           HYPOTHETICAL EXPENSE EXAMPLE

                                                         1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                         ----------------------------------------------------
CASH INVESTMENT FUND . . . . . . . . . . . . . . . . . .   $5             $15            $27            $60
                                                         ----------------------------------------------------
U.S. GOVERNMENT FUND . . . . . . . . . . . . . . . . . .   $5             $16            $28            $63
                                                         ----------------------------------------------------
TREASURY FUND. . . . . . . . . . . . . . . . . . . . . .   $5             $15            $26            $58
                                                         ----------------------------------------------------
MUNICIPAL MONEY MARKET FUND
   Institutional Shares. . . . . . . . . . . . . . . . .   $5             $14            $25            $57
   Investor Shares . . . . . . . . . . . . . . . . . . .   $7             $21            $36            $81
                                                         ----------------------------------------------------
READY CASH INVESTMENT FUND
   Investor Shares . . . . . . . . . . . . . . . . . . .   $8             $26            $46           $101




6                                                                             7

2.   FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for each Fund. This information represents selected data for a single share outstanding of each class of each Fund for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the periods ended May 31, 1994, 1995 and 1996, was audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each Fund's financial statements for the period ended November 30, 1996 are contained in the Fund's Semi-Annual Report. Each Fund's financial statements for the fiscal year ended May 31, 1996, and independent auditors' report thereon are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. The Semi-Annual and Annual Reports may be obtained by shareholders upon request without charge.


                              CASH INVESTMENT FUND

                                                                                                             SIX
                                                                                                            MONTHS
                              PERIOD ENDED                                                                  ENDED
                              NOVEMBER 30,                      YEAR ENDED MAY 31,                          MAY 31,
                              -------------  -------------------------------------------------------     -------------
                                  1996*         1996           1995           1994           1993            1992
                              -------------  -------------------------------------------------------     -------------
Beginning Net Asset
   Value per Share . . . . .       $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
Net Investment Income. . . .       0.025          0.054          0.049          0.031          0.033          0.021
Dividends from Net
   Investment Income . . . .      (0.025)        (0.054)        (0.049)        (0.031)        (0.033)        (0.021)
                              -------------  -------------------------------------------------------     -------------
Ending Net Asset Value
   per Share . . . . . . . .       $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                              -------------  -------------------------------------------------------     -------------
                              -------------  -------------------------------------------------------     -------------
Ratios to Average
   Net Assets:
  Expenses(b). . . . . . . .       0.48%(c)       0.48%          0.48%          0.49%          0.50%          0.50%(c)
  Net Investment Income. . .       5.03%(c)       5.36%          4.87%          3.11%          3.29%          4.23%(c)

Total Return . . . . . . . .       5.18%(c)       5.50%          4.96%          3.16%          3.36%          4.29%(c)

Net Assets at the End of
   Period (000's omitted). .  $2,042,475     $1,739,549     $1,464,304     $1,381,402     $1,944,948     $1,292,196
----------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on October 14, 1987.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . . .       0.48%(c)       0.49%          0.50%          0.49%          0.51%          0.56%(c)
(c)  Annualized.

                                                         YEAR ENDED NOVEMBER 30,
                               -------------------------------------------------------------------------
                                    1991           1990           1989           1988         1987(a)
                               -------------------------------------------------------------------------
Beginning Net Asset Value
    per Share. . . . . . . .           $1.00       $1.00          $1.00          $1.00       $1.00
Net Investment Income. . . .           0.061       0.079          0.088          0.071       0.009
Dividend from Net
   Investment Income . . . .          (0.061)     (0.079)        (0.088)        (0.071)     (0.009)
                               -------------------------------------------------------------------------
Ending Net Asset Value
    per Share. . . . . . . .           $1.00       $1.00          $1.00          $1.00       $1.00
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
Ratios to Average
   Net Assets:
   Expenses(b) . . . . . . .           0.51%       0.45%          0.45%          0.43%       0.45%(c)
   Net Investment Income . .           6.11%       7.92%          8.81%          7.00%       7.16%(c)

Total Return . . . . . . . .           6.31%       8.22%          9.22%          7.32%       7.40%(c)

Net Assets at the End of
   Period (000's omitted). .      $1,004,979    $747,744       $662,698       $316,349     $53,951
--------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on October 14, 1987.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses. . . . . . . .           0.54%       0.57%          0.64%          0.74%       1.09%(c)
(c)  Annualized.


8                                                                              9

                              U.S. GOVERNMENT FUND

                                                                                                              SIX
                                                                                                             MONTHS
                               PERIOD ENDED                                                                  ENDED
                               NOVEMBER 30,                      YEAR ENDED MAY 31,                          MAY 31,
                              --------------  -------------------------------------------------------     ------------
                                   1996*         1996           1995           1994           1993            1992
                              --------------  -------------------------------------------------------     ------------
Beginning Net Asset Value
   per Share . . . . . . . .      $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
Net Investment Income. . . .      0.024          0.052          0.047          0.030          0.030          0.020
Dividends from Net
   Investment Income . . . .     (0.024)        (0.052)        (0.047)        (0.030)        (0.030)        (0.020)
                             --------------  -------------------------------------------------------     -------------
Ending Net Asset Value
   per Share . . . . . . . .      $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                             --------------  -------------------------------------------------------     -------------
                             --------------  -------------------------------------------------------     -------------
Ratios to Average
   Net Assets:
      Expenses(b). . . . . .      0.50%(c)       0.50%          0.50%          0.47%          0.45%          0.45%(c)
      Net Investment Income.      4.87%(c)       5.13%          4.68%          3.02%          3.00%          3.99%(c)
Total Return . . . . . . . .      5.01%(c)       5.27%          4.81%          3.07%          3.06%          4.07%(c)
Net Assets at the End of
   Period (000's omitted). . $1,751,441     $1,649,721     $1,159,421     $1,091,141       $903,274       $623,685
----------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on November 16, 1987.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses  . . . . . . .      0.50%(c)       0.51%          0.52%          0.53%          0.57%          0.61%(c)
(c)  Annualized.


                                                         YEAR ENDED NOVEMBER 30,
                               -------------------------------------------------------------------------
                                    1991           1990           1989           1988         1987(a)
                               -------------------------------------------------------------------------
Beginning Net Asset Value
   per Share . . . . . . . . .        $1.00       $1.00          $1.00          $1.00       $1.00
Net Investment Income. . . . .        0.058       0.077          0.085          0.069       0.003
Dividends from Net
   Investment Income . . . . .       (0.058)     (0.077)        (0.085)        (0.069)     (0.003)
                               -------------------------------------------------------------------------
Ending Net Asset Value
   per Share . . . . . . . . .        $1.00       $1.00          $1.00          $1.00       $1.00
                               -------------------------------------------------------------------------
                               -------------------------------------------------------------------------
Ratios to Average
   Net Assets:
      Expenses(b). . . . . . .        0.45%       0.45%          0.45%          0.42%(c)    0.00%(c)
      Net Investment Income. .        5.84%       7.66%          8.51%          6.87%(c)    6.89%(c)
Total Return . . . . . . . . .        6.00%       7.94%          8.87%          7.13%(c)    7.35%(c)
Net Assets at the End
  of Period (000's omitted). .     $469,487    $500,794       $394,137       $254,104      $4,343
--------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on November 16, 1987.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses. . . . . . . . .        0.60%       0.61%          0.65%          0.73%       2.94%(c)
(c)  Annualized.




10                                                                           11

                                 TREASURY FUND

                                                                                                             SIX
                                                                                                            MONTHS
                              PERIOD ENDED                                                                  ENDED       YEAR ENDED
                              NOVEMBER 30,                      YEAR ENDED MAY 31,                          MAY 31,     NOVEMBER 30,
                              -------------  -------------------------------------------------------     ------------- -------------
                                  1996*         1996           1995           1994           1993            1992         1991(a)
                              -------------  -------------------------------------------------------     ------------- -------------
Beginning Net Asset
   Value per Share . . . . .       $1.00         $1.00          $1.00          $1.00          $1.00           $1.00        $1.00
Net Investment Income. . . .       0.024         0.050          0.046          0.028          0.029           0.020        0.058
Dividends from Net
   Investment Income . . . .      (0.024)       (0.050)        (0.046)        (0.028)        (0.029)         (0.020)      (0.058)
                              -------------  -------------------------------------------------------     ------------- -------------
Ending Net Asset Value
   per Share . . . . . . . .       $1.00         $1.00          $1.00          $1.00          $1.00           $1.00        $1.00
                              -------------  -------------------------------------------------------     ------------- -------------
                              -------------  -------------------------------------------------------     ------------- -------------
Ratios to Average
    Net Assets:
      Expenses(b). . . . . .       0.46%(c)      0.46%          0.46%          0.46%          0.47%           0.47%(c)     0.31%(c)
    Net Investment
      Income . . . . . . . .       4.73%(c)      4.91%          4.62%          2.81%          2.93%           4.01%(c)     5.62%(c)
Total Return . . . . . . . .       4.86%(c)      5.04%          4.65%          2.83%          2.98%           4.07%(c)     6.02%(c)
Net Assets at the End of
   Period (000's omitted). .    $957,449      $802,270       $661,098       $526,483       $384,751        $374,492     $354,200
------------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on December 3, 1990.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses. . . . . . . .       0.53%(c)      0.56%          0.57%          0.58%          0.58%           0.59%(c)     0.66%(c)
(c)  Annualized.


12                                                                           13

                          MUNICIPAL MONEY MARKET FUND

                                               INSTITUTIONAL SHARES                                   INVESTOR SHARES
                               -------------------------------------------------------   -----------------------------------------
                                 PERIOD                                                    PERIOD
                                 ENDED                                                     ENDED
                               NOVEMBER 30,              YEAR ENDED MAY 31,              NOVEMBER 30,         YEAR ENDED MAY 31,
                               ------------   ----------------------------------------   --------------   ------------------------
                                   1996*         1996           1995          1994a)         1996*          1996          1995
                               ------------   ----------------------------------------   --------------   ------------------------
Beginning Net Asset
   Value per Share . . . . . .    $1.00         $1.00          $1.00          $1.00          $1.00          $1.00         $1.00
Net Investment Income. . . . .    0.016         0.035          0.033          0.019          0.015          0.033         0.031
Net Realized and
   Unrealized Gain (Loss)
   on Investments. . . . . . .       --            --         (0.004)            --             --             --        (0.004)
Dividends from Net
   Investment Income . . . . .   (0.016)       (0.035)        (0.033)        (0.019)        (0.015)        (0.033)       (0.031)
Capital Contribution
   from Adviser. . . . . . . .       --            --          0.004             --             --             --         0.004
                               ------------   ----------------------------------------   --------------   ------------------------
Ending Net Asset Value
   per Share . . . . . . . . .    $1.00         $1.00          $1.00          $1.00          $1.00          $1.00         $1.00
                               ------------   ----------------------------------------   --------------   ------------------------
Ratios to Average
   Net Assets:
      Expenses(b). . . . . . .    0.45%(c)      0.45%          0.45%          0.45%(c)       0.65%(c)       0.65%         0.65%
      Net Investment Income. .    3.17%(c)      3.41%          3.37%          2.33%(c)       2.97%(c)       3.25%         3.10%
Total Return . . . . . . . . .    3.24%(c)      3.52%          3.33%(d)       2.34%(c)       3.03%(c)       3.31%         3.13%(d)
Net Assets at the End of
   Period (000's omitted). . . $641,652      $592,436       $278,953       $190,356        $61,454        $57,021       $47,424
----------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 7, 1988. The Fund's initial class of shares subsequently became Investor Shares. The
     Fund commenced the offering of Institutional Shares on August 3, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses:. . . . . . .    0.69%(c)      0.72%          0.74%          0.77%(c)       0.88%(c)       0.88%         0.93%
(c)  Annualized.
(d)  Includes the effect of a capital contribution from Norwest.  Without the capital contribution, total return would have been
     2.59% for Investor Shares and 2.79% for Institutional Shares.

                                                                          INVESTOR SHARES
                                                               ---------------------------------------
                                                                                             SIX
                                                                                         MONTHS ENDED
                                                                                            MAY 31,
                                                              ------------------------   -------------
                                                                1994          1993            1992
                                                              ------------------------   -------------
Beginning Net Asset
   Value per Share . . . . . . . . . . . . . . . . . . . . .    $1.00         $1.00          $1.00
Net Investment Income. . . . . . . . . . . . . . . . . . . .    0.021         0.021          0.014
Net Realized and
   Unrealized Gain (Loss)
   on Investments. . . . . . . . . . . . . . . . . . . . . .       --            --             --
Dividends from Net
   Investment Income . . . . . . . . . . . . . . . . . . . .   (0.021)       (0.021)        (0.014)
Capital Contribution
   from Adviser. . . . . . . . . . . . . . . . . . . . . . .       --            --             --
                                                              ------------------------   -------------
Ending Net Asset Value
   per Share . . . . . . . . . . . . . . . . . . . . . . . .    $1.00         $1.00          $1.00
                                                              ------------------------   -------------
Ratios to Average
   Net Assets:
      Expenses(b). . . . . . . . . . . . . . . . . . . . . .    0.65%         0.65%          0.63%(c)
      Net Investment Income. . . . . . . . . . . . . . . . .    2.03%         2.13%          2.81%(c)
Total Return . . . . . . . . . . . . . . . . . . . . . . . .    2.09%         2.18%          2.89%(c)
Net Assets at the End of
   Period (000's omitted). . . . . . . . . . . . . . . . . .  $33,554       $75,521        $82,678
------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 7, 1988. The Fund's initial class of shares subsequently became Investor Shares. The Fund commenced the offering of Institutional Shares on August 3, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses:. . . . . . . . . . . . . . . . . . . . . .    0.99%         0.97%          0.96%(c)
(c)  Annualized.
(d)  Includes the effect of a capital contribution from Norwest.  Without the capital contribution, total return would have been 2.59% for Investor Shares and 2.79% for Institutional Shares.

                                                   INVESTOR SHARES
                                ------------------------------------------------------
                                  1991          1990           1989          1988(a)
                                ------------------------------------------------------
Beginning Net Asset
   Value per Share . . . . . .    $1.00         $1.00          $1.00          $1.00
Net Investment Income. . . . .    0.042         0.053          0.058          0.042
Net Realized and
   Unrealized Gain
   (Loss) on Investments . . .       --            --             --             --
Dividends from Net
   Investment Income . . . . .   (0.042)       (0.053)        (0.058)        (0.042)
Capital Contribution
   from Adviser. . . . . . . .       --            --             --             --
                                ------------------------------------------------------
Ending Net Asset Value
   per Share . . . . . . . . .    $1.00         $1.00          $1.00          $1.00
                                ------------------------------------------------------
Ratios to Average
   Net Assets:
  Expenses(b). . . . . . . . .    0.64%         0.64%          0.62%          0.60%(c)
  Net Investment Income. . . .    4.10%         5.34%          5.78%          4.64%(c)
Total Return . . . . . . . . .    4.26%         5.48%          5.94%          4.76%(c)
Net Assets at the End of
   Period (000's omitted). . .  $66,327       $29,801        $18,639         $8,963
--------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 7, 1988. The Fund's initial class of shares subsequently became Investor Shares. The Fund commenced the offering of
     Institutional Shares on August 3, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses:. . . . . . .    1.08%         1.16%          1.15%          1.20%(c)
(c)  Annualized.
(d)  Includes the effect of a capital contribution from the Fund's investment adviser.
     Without the capital contribution, total return would have been 2.59% for Investor
     Shares and 2.79% for Institutional Shares.


14                                                                           15

                          READY CASH INVESTMENT FUND

                                                          INVESTOR SHARES
                              ----------------------------------------------------------------------
                              PERIOD ENDED
                               NOVEMBER 30,                     YEAR ENDED MAY 31,
                              -------------  -------------------------------------------------------
                                  1996*         1996           1995           1994           1993
                              -------------  -------------------------------------------------------
Beginning Net Asset Value
   per Share . . . . . . . .       $1.00          $1.00          $1.00          $1.00         $1.00
Net Investment Income. . . .       0.024          0.051          0.045          0.027         0.030
Dividends from Net
   Investment Income . . . .      (0.024)        (0.051)        (0.045)        (0.027)       (0.030)
                              -------------  -------------------------------------------------------
Ending Net Asset Value
   per Share . . . . . . . .       $1.00          $1.00          $1.00          $1.00         $1.00
                              -------------  -------------------------------------------------------
                              -------------  -------------------------------------------------------
Ratios to Average Net
   Assets:
      Expenses(b). . . . . .       0.82%(c)       0.82%          0.82%          0.82%         0.82%
      Net Investment
      Income . . . . . . . .       4.73%(c)       5.02%          4.64%          2.70%         3.04%
Total Return . . . . . . . .       4.85%(c)       5.17%          4.62%          2.74%         3.08%
Net Assets at the End of
   Period (000's omitted). .    $546,335       $473,879       $268,603       $164,138      $162,585
----------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 20, 1988. The Fund's initial class of shares subsequently became Investor Shares.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses: . . . . . . .       0.83%(c)       0.87%          0.91%          0.92%         0.94%
(c)  Annualized.

                                                          INVESTOR SHARES
                              ----------------------------------------------------------------------
                                  SIX
                                 MONTHS
                                  ENDED
                                 MAY 31,                    YEAR ENDED NOVEMBER 30,
                              -------------  -------------------------------------------------------
                                   1992         1991           1990           1989         1988(a)
                              -------------  -------------------------------------------------------
Beginning Net Asset Value
  per Share. . . . . . . . .      $1.00          $1.00          $1.00          $1.00         $1.00
Net Investment Income. . . .      0.020          0.058          0.076          0.085         0.059
Dividends from Net
  Investment Income. . . . .     (0.020)        (0.058)        (0.076)        (0.085)       (0.059)
                              -------------  -------------------------------------------------------
Ending Net Asset Value
  per Share. . . . . . . . .      $1.00          $1.00          $1.00          $1.00         $1.00
                              -------------  -------------------------------------------------------
                              -------------  -------------------------------------------------------
Ratios to Average Net
  Assets:
    Expenses(b). . . . . . .      0.82%(c)       0.82%          0.82%          0.81%         0.77%(c)
    Net Investment Income. .      4.01%(c)       5.81%          7.56%          8.51%         7.11%(c)
Total Return . . . . . . . .      4.05%(c)       5.98%          7.83%          8.86%         6.97%(c)
Net Assets at the End of
  Period (000's omitted) . .   $176,378       $183,775       $166,911       $144,117       $46,736
----------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on January 20, 1988. The Fund's initial class of shares subsequently became Investor Shares.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses: . . . . . . .      0.93%(c)       0.96%          0.97%          0.99%         1.13%(c)
(c)  Annualized.



16                                                                            17
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3.INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES



The investment objective of each of CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, U.S. GOVERNMENT FUND AND TREASURY FUND is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



The investment objective of MUNICIPAL MONEY MARKET FUND is to provide high current income which is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. As part of its objective, during periods of normal market condition, the Fund will have at least 80% of its net assets invested in federally tax-exempt instruments the income from which may be subject to the federal alternative minimum tax ("AMT"). See "Dividends and Tax Matters."


There can be no assurance that any Fund or any Core Portfolio will achieve its investment objective or maintain a stable net asset value of $1.00 per share.


INVESTMENT POLICIES



CASH INVESTMENT FUND AND
READY CASH INVESTMENT FUND



CASH INVESTMENT FUND currently pursues its investment objective by investing equally in two Core Portfolios - Money Market Portfolio and Prime Money Market Portfolio. READY CASH INVESTMENT FUND currently pursues its investment objective by investing all of its investable assets in Prime Money Market Portfolio. Cash Investment Fund, Ready Cash Investment Fund, Money Market Portfolio and Prime Money Market Portfolio each have the same investment objective and investment policies, except that Ready Cash Investment Fund and Prime Money Market Portfolio seek to maintain a rating from at least one NRSRO. Accordingly, Ready Cash Investment Fund and Prime Money Market Portfolio are limited in the type and amount of permissible securities (as described below) which they may purchase. Each Core Portfolio invests in a broad spectrum of high quality money market instruments of United States and foreign issuers.



Although the following discusses the investment policies of Money Market Portfolio and Prime Money Market Portfolio, it applies equally to the Funds. It is anticipated that the percentage of Cash Investment Fund's assets invested in each Core Portfolio will not change.



OBLIGATIONS OF FINANCIAL INSTITUTIONS. The Portfolios may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks,

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foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks. The Portfolios limit their investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies. Investments in foreign bank obligations are limited to banks, branches and subsidiaries located in countries which Norwest believes do not present undue risk.



Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolios but may be subject to early withdrawal penalties which could reduce a Portfolio's yield. Unless there is a readily available market for them, deposits that are subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities.



Each Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Each Portfolio may not invest more than 25% of its total assets in any other single industry.



UNITED STATES GOVERNMENT SECURITIES AND RELATED ZERO-COUPON SECURITIES. The Portfolios may invest without limit in the types of securities eligible for purchase by U.S. Government Fund. See "Investment Objectives and Policies - Investment Policies - U.S. Government Fund."



FOREIGN GOVERNMENT SECURITIES. Norwest may invest in U.S. dollar denominated obligations issued or guaranteed by the governments of countries which Norwest believes do not present undue risk or of those countries' political subdivisions, agencies or instrumentalities. The Portfolios may also invest in the obligations of supranational organizations such as the International Bank for Reconstruction and Development (the "World Bank") and the Inter-American Development Bank.



MUNICIPAL SECURITIES. The Portfolios may invest without limit in the types of municipal securities eligible for purchase by Municipal Money Market Fund. See "Investment Objectives and Policies - Investment Policies - Municipal Money Market Fund."

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----


CORPORATE DEBT SECURITIES. The Portfolios may invest in corporate debt obligations of domestic or foreign issuers, including commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations and corporate notes and bonds. The Portfolios may invest in privately issued commercial paper or other corporate instruments which are restricted as to disposition under the federal securities laws. Any sale of this paper may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption therefrom. Some of these restricted securities, however, are eligible for resale to institutional investors, and accordingly, a liquid market may exist for them. Pursuant to guidelines adopted by the Board, Norwest will determine whether each such investment is liquid.



PARTICIPATION INTERESTS. The Portfolios may purchase from financial institutions participations in loans or securities. A participation interest gives a Portfolio an undivided interest in the loan or security in the proportion that the Portfolio's interest bears to the total principal amount of the security. For certain participation interests a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolios intend to exercise any demand rights they may have only upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolios' investment portfolio. Neither Portfolio will invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.



FOREIGN INSTRUMENTS. The Portfolios' investments in securities of foreign entities may involve certain risks that are different from investments in domestic securities. These risks may include unfavorable political and economic developments; the imposition of foreign withholding taxes on interest income payable on these securities; the seizure or nationalization of foreign deposits; the existence of accounting, auditing and financial reporting standards which are not comparable to those of U.S. issuers; and the establishment of exchange controls, interest limitations or other foreign governmental restrictions which affect adversely the payment of principal and interest on these securities. In addition, there may be less public information available about foreign issuers. Norwest considers these factors when making investments in foreign instruments. The Portfolios have no limit on the amount of their foreign assets which may be invested in any one type of foreign instrument or in any foreign country; however, to the extent a Portfolio concentrates its assets in a foreign country, these risks will be increased.


U.S. GOVERNMENT FUND

U.S. Government Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities"). The Fund may also invest in repurchase agreements and certain zero-coupon securities

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----
secured by U.S. Government Securities. Under normal circumstances, however, the Fund will invest at least 65% of its total assets in U.S. Government Securities.

UNITED STATES GOVERNMENT SECURITIES. The U.S. Government Securities in which the Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

U.S. GOVERNMENT AND OTHER RELATED ZERO-COUPON SECURITIES. The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. In addition, the Fund may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The Fund will not invest more than 35% of its total assets in zero-coupon securities other than those issued through the STRIPS program.

TREASURY FUND

Treasury Fund invests solely in obligations that are issued or guaranteed by the U.S. Treasury, such as U.S. Treasury bills, bonds and notes ("U.S. Treasury Securities"). This may include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. See "Investment Objectives and Policies - Investment Policies - U.S. Government Fund."

MUNICIPAL MONEY MARKET FUND


Municipal Money Market Fund attempts to invest 100% of its assets in the obligations of the states, territories and possessions of the United States and of their subdivisions, authorities and corporations, the interest on which is exempt from Federal income tax ("municipal securities").The Fund reserves

----
----

the right, however, to invest up to 20% of its assets in securities the interest income on which is subject to federal income. The municipal securities in which the Fund may invest include short-term municipal bonds and municipal notes and leases. These municipal securities may have fixed, variable or floating rates of interest and may be zero-coupon securities.


When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be deemed to be the sole issuer of the security.

The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests therein issued by banks. The Fund may from time to time invest more than 25% of its assets in obligations of issuers located in one state but, under normal circumstances, will not invest more than 35% of its assets in obligations of issuers located in one state. If the Fund concentrates its investments in this manner, it will be more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the particular state and its political subdivisions.

MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.


The Fund may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).

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----

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.

MUNICIPAL LEASES. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Fund will invest in municipal lease obligations through certificates of participation.


PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. Prior to purchasing any participation interest, the Fund will obtain appropriate assurances that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from federal income tax.



THE SHORT-TERM MUNICIPAL SECURITIES MARKET. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Under current federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" ("private activity securities") is a "tax preference item" for purposes of the AMT applicable to certain individuals and corporations even though such

----
----

interest will continue to be fully tax-exempt for regular federal income tax purposes. The Fund may purchase private activity securities, the interest on which may constitute a "tax preference item" for purposes of the AMT.



Although the Fund invests primarily in municipal securities, it is anticipated that a substantial amount of the securities held by the Fund will be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or put or demand features, of third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund will be dependent in part upon the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. See "Investment Objectives and Policies - Investment Policies
- Cash Investment Fund and Ready Cash Investment Fund - Obligations of Financial Institutions" above. Brokerage firms and insurance companies also provide certain liquidity and credit support. The Fund's policy is to purchase municipal securities with third party credit or liquidity support only after Norwest has considered the creditworthiness of the financial institution providing the support and believes that the security presents minimal credit risk.


The Fund may purchase long term municipal securities with various maturity shortening provisions. For instance, variable rate demand notes ("VRDN") are municipal bonds with maturities of up to 40 years that are sold with a demand feature (an option for the holder of the security to sell the security back to the issuer) which may be exercised by the security holder at predetermined intervals, usually daily or weekly. The interest rate on the security is typically reset by a remarketing or similar agent at prevailing interest rates. VRDNs may be issued directly by the municipal issuer or created by a bank, broker-dealer or other financial institution by selling a previously issued long-term bond with a demand feature attached. Similarly, tender option bonds (also referred to as certificates of participation) are municipal securities with relatively long original maturities and fixed rates of interest that are coupled with an agreement of a third party financial institution under which the third party grants the security holders the option to tender the securities to the institution and receive the face value thereof. The option may be exercised at periodic intervals, usually six months to a year. As consideration for providing the option, the financial institution receives a fee equal to the difference between the underlying municipal security's fixed rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of the interest rate determination. These bonds effectively provide the holder with a demand obligation that bears interest at the prevailing short-term municipal securities interest rate. Tender option bonds are generally held pursuant to a custodial arrangement.

The Fund also may acquire "puts" on municipal securities it purchases. A put gives the Fund the right to sell the municipal security at a specified price at any time before a specified date. The Fund will acquire puts only to enhance

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----
liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security.


The Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.



TAXABLE INVESTMENTS. Although the Fund will attempt to invest 100% of its assets in municipal securities, the Fund may invest up to 20% of the value of its net assets in cash and cash equivalents the interest income on which is subject to federal taxation. In addition, when business or financial conditions warrant or when an adequate supply of appropriate municipal securities is not available, the Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents the interest income on which is subject to federal income taxation, which include: (i) short-term U.S. Government Securities; (ii) certificates of deposit, Bankers' acceptances and interest-bearing savings deposits; (iii) commercial paper; (iv) repurchase agreements covering any of the preceding securities; and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. For a description of the securities listed in items (i) through (iii), see "Investment Objectives and Policies - Investment Policies - Cash Investment Fund and Ready Cash Investment Fund."


ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS


Each Fund's (and each Core Portfolio's) investment objective and all investment policies of the Funds (and Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of that Fund (or Core Portfolio). A majority of the outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or

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more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds (and Core Portfolios) are not deemed to be fundamental and may be changed by the Board of Trustees of the Trust (the "Board") or the board of trustees of Core Trust (the "Core Board"), as applicable, without shareholder approval.



Unless otherwise indicated, the discussion below of the investment policies of the Funds refers, in the case of Cash Investment Fund and Ready Cash Investment Fund, to the investment policies of their respective Core Portfolios.A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.



Each Fund may enter into repurchase agreements (except Treasury Fund), may enter into reverse repurchase agreements (which are considered borrowings), may lend their securities and may purchase securities on a forward commitment basis as described below. As a fundamental policy, each Fund may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Fund's total assets. Borrowing for other than meeting redemption requests will not exceed 5% of the value of a Fund's net assets. Each Fund is permitted to invest in other investment companies which intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. Each Fund has reserved the right to invest all or a portion of its assets in one or more other investment companies.



The Funds' use of repurchase agreements, reverse repurchase agreements, securities lending and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss. Failure by the other party to deliver a security purchased by a Fund may result in a missed opportunity to make an alternative investment. Norwest monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.



As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.



GENERAL MONEY MARKET FUND GUIDELINES. Each Fund invests only in high quality, short-term money market instruments that are determined by Norwest, pursuant to procedures adopted by the Board or Core Board, as applicable, to be eligible for purchase and to present minimal credit risks. Each Fund will invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain

----
----

a dollar-weighted average portfolio maturity of 90 days or less. Securities with ultimate maturities of greater than 397 days may be purchased in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities, as described below, may be purchased. The securities in which the Funds may invest may have fixed, variable or floating rates of interest.



Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Fund will not invest more than 5% of its total assets in the securities of any one issuer. Also, a Fund may not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. Those requirements apply with respect to only 75% of the total assets of Municipal Money Market Fund. In addition, to ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Under the supervision of the Board or Core Board, the Norwest determines and monitors the liquidity of portfolio securities.



As used herein, high quality instruments include those that: (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; or (ii) are otherwise unrated and determined by Norwest, pursuant to guidelines adopted by the Board and Core Board, to be of comparable quality. Except for Municipal Money Market Fund, each Fund will invest at least 95% of its total assets in securities in the highest rating category as determined pursuant to Rule 2a-7. A description of the rating categories of Standard & Poor's, Moody's Investors Service and certain other NRSROs is contained in the SAI.



The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal securities, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

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----


Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in the Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates and/or the issuer's actual or perceived creditworthiness.


REPURCHASE AGREEMENTS. Except for Treasury Fund, each Fund may enter into repurchase agreements, which are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price.

LENDING OF PORTFOLIO SECURITIES. Each Fund may lend securities from their portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Funds may pay fees to arrange the loans. No Fund may lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets. Generally, the lending of portfolio securities involves risks similar to, but slightly greater than, those involved in entering into repurchase agreements.

FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued or delayed delivery basis (forward commitments). Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of actually acquiring the securities, but a Fund may sell the securities before the settlement date if deemed advisable. In addition, forward commitments will not be entered into if the aggregate of the commitments exceeds 15% of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no specified repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to fund redemptions or to make investments which generally either mature or have a demand feature to resell to the issuer on a date not later than the expiration of

----
----
the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the indexes or market rates upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index.


There may not be an active secondary market for any particular floating or variable rate instrument which could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. Norwest monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.


Cash Investment Fund and Ready Cash Investment Fund also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

MORTGAGE- AND ASSET-BACKED SECURITIES. Each Fund (other than Treasury Fund) may purchase fixed or adjustable rate mortgage or other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities may be U.S. Government Securities or, in the case of Cash Investment Fund, Ready Cash Investment Fund or Municipal Money Market Fund, privately issued and directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities may include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective

----
----
maturities of these securities. Some adjustable rate securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. In the case of Municipal Money Market Fund, these securities will be municipal securities.


ZERO-COUPON SECURITIES. Each Fund may invest in zero-coupon securities (such as Treasury bills), which are securities that are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund must include a portion of the original issue discount of the security as income. Because each Fund distributes substantially all of its net investment income, a Fund may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss. Zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund may invest.

----
----

                                                                  4.  MANAGEMENT


The business of the Trust is managed under the direction of the Board of Trustees, and the business of each Core Portfolio is managed under the direction of the Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.


INVESTMENT ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Norwest provides its investment advisory services directly to U.S. Government Fund, Treasury Fund and Municipal Money Market Fund and indirectly to Cash Investment Fund and Ready Cash Investment Fund through its investment advisory services to the Core Portfolios. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately billion.



PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers may perform portfolio management and other duties for Norwest Bank.



David D. Sylvester (all Funds) and Laurie R. White (all Funds except Municipal Money Market Fund). Mr. Sylvester has been associated with Norwest for 16 years, the last 8 years as a Vice President and Senior Portfolio Manager. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Ms. White began serving as a portfolio manager in 1991.

----
----


ADVISORY FEES. For its services, Norwest receives investment advisory fees from the Funds (or to the extent a Fund invests in a Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.




FUND                                              INVESTMENT ADVISORY FEE
-----------------------------------------------------------------------------
Cash Investment Fund
  (Money Market Portfolio)..............  0.20% (first $300 million of assets)
                                          0.16% (next $400 million of assets)
                                          0.12% (remaining assets)
  (Prime Money Market Portfolio)........  0.40% (first $300 million of assets)
                                          0.36% (next $400 million of assets)
                                          0.32% (remaining assets)
Ready Cash Investment Fund
  (Prime Money Market Portfolio)........  0.40% (first $300 million of assets)
                                          0.36% (next $400 million of assets)
                                          0.32% (remaining assets)
U.S. Government Fund and Treasury
  Fund..................................  0.20% (first $300 million of assets)
                                          0.16% (next $400 million of assets)
                                          0.12% (remaining assets)
Municipal Money Market Fund.............  0.35% (first $500 million of assets)
                                          0.325% (next $500 million of assets)
                                          0.30% (remaining assets)



Each of Cash Investment Fund and Ready Cash Investment Fund may withdraw its assets from its corresponding Core Portfolio(s) at any time if the Board determines that it is in the best interests of the Fund to do so. See "Other Information - Core and Gateway Structure." Accordingly, each of these Funds has retained Norwest as its investment adviser. Under these "dormant" investment advisory agreements, Norwest does not receive any investment advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio(s). In the event that Cash Investment Fund were to withdraw its assets from its respective Core Portfolios, Norwest would receive an investment advisory fee at an annual rate of 0.20% of the first $300 million of the Fund's average daily net assets, 0.16% of the next $400 million of the Fund's average daily net assets and 0.12% of the Fund's remaining average daily net assets. In the event that Ready Cash Investment Fund were to withdraw its assets from Prime Money Market Portfolio, Norwest would receive an investment advisory fee at an annual rate of 0.40% of the first $300 million of the Fund's average daily net assets, 0.36% of the next $400 million of the Fund's average daily net assets and 0.32% of the Fund's remaining average daily net assets.

----
----

MANAGEMENT, ADMINISTRATION AND
DISTRIBUTION SERVICES


As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others, including the Funds' custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of dividends and distributions to shareholders.



As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and FAS each receives a fee with respect to each Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.0375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets. FAS also serves as an administrator of each Core Portfolio and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio at an annual rate of 0.10% of the Portfolio's average daily net assets.



Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.


Pursuant to a separate Distribution Services Agreement, Forum is the exclusive representative of the Trust to act as principal underwriter and distributor of the Funds, except under circumstances specified in that agreement. Forum receives no payments for its services as distributor with respect to the Shares. In addition, none of the Funds has adopted a Rule 12b-1 Plan applicable to the Shares and, accordingly, no Fund incurs any distribution expenses with

----
----
respect to the Shares. From its own resources, Forum may pay a fee to broker-dealers or other persons for distribution or other services related to the Funds.

SHAREHOLDER SERVICING AND
CUSTODY


Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How To Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by a Fund to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's (0.20% in the case of Cash Investment Fund) average daily net assets attributable to each class of the Fund (other than Institutional Shares of Municipal Money Market Fund). For its services, the Transfer Agent receives from Municipal Money Market Fund a fee at an annual rate of 0.10% of the average daily net assets attributable to Institutional Shares of that Fund and is reimbursed for certain expenses.



Norwest Bank also serves as each Fund's and each Core Portfolio's custodian. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.01% of the next $200 million of the Fund's or Core Portfolio's average daily net assets and 0.005% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is payable by a Fund to the extent the Fund is invested in a Core Portfolio.


EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers

----
----
will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.


Norwest has agreed to waive its investment advisory fee for Money Market Portfolio through May 31, 1999 to the extent that the fee exceeds the annual rate of 0.10% of the Portfolio's average daily net assets. In addition, Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at the same level as the Fund's total operating expenses prior to May 31, 1997 (0.48%). Any increase in expenses would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.



Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Ready Cash Investment Fund's total combined operating expenses through May 31, 1998, at the same level as the Fund's total operating expenses prior to May 31, 1997 (0.82%). After May 31, 1998, any proposed reduction in the amount of those waivers and reimbursements would be reviewed by the Board.


Each service provider to the Trust or their agents and affiliates may also act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each of Cash Investment Fund and Ready Cash Investment Fund include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

----
----

5.HOW TO BUY SHARES

MINIMUM INVESTMENT


For initial purchases of Cash Investment Fund, U.S. Government Fund, Treasury Fund, and Institutional Shares of Municipal Money Market Fund, there is a $100,000 minimum; there is no minimum for subsequent purchases. For initial purchases of Investor Shares of Municipal Money Market Fund and Ready Cash Investment Fund, there is a $1,000 minimum; there is a $100 minimum for subsequent purchases. A Fund may in its discretion waive the investment minimum. Shareholders of Investor Shares of Municipal Money Market Fund and Ready Cash Investment Fund who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimums. See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters."



An investor's order will not be accepted or invested by a Fund during the period before the Fund's receipt of immediately available funds. Purchase orders will be accepted on Fund Business Days only until the times indicated below.




                                    ORDER MUST
                                        BE      PAYMENT MUST
                                     RECEIVED        BE
FUND                                    BY      RECEIVED BY
------------------------------------------------------------
Cash Investment Fund..............  3:00 P.M.    4:00 P.M.
U.S. Government Fund..............  2:00 P.M.    4:00 P.M.
Treasury Fund.....................  1:00 P.M.    4:00 P.M.
Municipal Money Market Fund.......  12:00 NOON   4:00 P.M.
Ready Cash Investment Fund........  3:00 P.M.    4:00 P.M.


All times referenced in the above table are Eastern Time. The Trust reserves the right to close early and advance the time by which the Funds must receive purchase orders and payments on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may effect a Fund's trading hours.


Fund shares become entitled to receive dividends and distributions on the Fund Business Day the order is accepted.


The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

----
----

PURCHASE PROCEDURES

INITIAL PURCHASES
THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.


1. BY MAIL. Investors may send a check or money order along with a completed account application form to the Trust at the address listed under "Account Application." Checks or money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer.



For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.



2. BY BANK WIRE. Investors may make an initial investment in a Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:



     NORWEST BANK MINNESOTA, N.A.
     ABA 091 000 019
     FOR CREDIT TO: NORWEST FUNDS

          0844-131
          RE:  [NAME OF FUND]
               [DESIGNATE INVESTOR SHARES OR
               INSTITUTIONAL SHARES, IF APPLICABLE]
          ACCOUNT NO.:
          ACCOUNT NAME:


The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.


3. THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive payments as a processing agent from the Transfer Agent. In addition,

----
----
financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name.


Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.


SUBSEQUENT PURCHASES
Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

ACCOUNT APPLICATION

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:


     NORWEST FUNDS
     [NAME OF FUND]
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT
     733 MARQUETTE AVENUE
     MINNEAPOLIS, MN 55479-0040


To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

----
----

GENERAL INFORMATION

Fund shares are continuously sold on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order.


All payments for Shares must be in U.S. dollars. Investments in the Funds may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in the Funds' shares are effected through the Transfer Agent, which accepts orders for redemption and for subsequent purchases only from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

----
----

6.HOW TO SELL SHARES

GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund Shares are redeemed as of the next determination of a Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require).

Redemption orders will be accepted on Fund Business Days only until the times indicated below.



                                                  ORDER MUST
                                                      BE
                                                   RECEIVED
FUND                                                  BY
------------------------------------------------------------
Cash Investment Fund............................  3:00 P.M.
U.S. Government Fund............................  2:00 P.M.
Treasury Fund...................................  1:00 P.M.
Municipal Money Market Fund.....................  12:00 NOON
Ready Cash Investment Fund......................  3:00 P.M.



All times referenced in the above table are Eastern Time. The Trust reserves the right to close early and advance the time by which the Funds must receive redemption orders on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may affect a Fund's trading hours.


Redeemed shares are not entitled to receive dividends declared on or after the day the redemption becomes effective.


Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the Shares to a Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

----
----

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in the Funds may redeem their Shares as described below. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

1. BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."


2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "How to Sell Shares - Other Redemption Matters."


3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.


OTHER REDEMPTION MATTERS


To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) any endorsement on a share certificate; (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account

----
----

in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.



Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.



Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice: (i) shares in any Cash Investment Fund, U.S. Government Fund, Treasury Fund or Institutional Shares of Municipal Money Market Fund account whose aggregate net asset value is less than $10,000 immediately following any redemption or; (ii) Investor Shares in any Municipal Money Market Fund or Ready Cash Investment Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

----
----

                                                  7.  OTHER SHAREHOLDER SERVICES

EXCHANGES

Holders of Investor Shares of a Fund may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other funds of the Trust. Shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund and holders of Institutional Shares of Municipal Money Market Fund may exchange their Shares among those Funds and that class. The Trust may in the future create additional funds or classes of funds the shares of which will be exchangeable with the Shares of the Funds. A current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds can be obtained through Forum by contacting the Transfer Agent.
The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging. If an exchange of Investor Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay that Fund's initial sales charge on the number of shares being acquired in the exchange.

Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.


1. EXCHANGES BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."


2. EXCHANGES BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "How to Sell Shares - Other Redemption Matters."

----
----

AUTOMATIC INVESTMENT PLAN

Under Municipal Money Market Fund's and Ready Cash Investment Fund's Automatic Investment Plan, holders of Investor Shares may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in the Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account reaches $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell Shares - Other Redemption Matters."

INDIVIDUAL RETIREMENT ACCOUNTS


The Funds (other than Shares of Municipal Money Market Fund) may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.



An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.



The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.


AUTOMATIC WITHDRAWAL PLAN

A shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund or Institutional Shares of Municipal Money Market Fund whose shares in a single account total $10,000 or more, or a shareholder of Investor Shares

----
----
whose shares in a single account total $1,000 or more, may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Trust or the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $10,000 with respect to Cash Investment Fund, U.S. Government Fund or Institutional Shares of Municipal Money Market Fund or $1,000 with respect to Investor Shares at any time.

CHECKWRITING

Shareholders wishing to establish checkwriting privileges may do so by completing an application, which may be obtained by writing or calling the Funds or the Transfer Agent. After the application is properly completed and returned to a Fund, the shareholder will be supplied with checks which may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by the Transfer Agent as agent for the shareholder. Any shares for which certificates have been issued may not be redeemed by check. If the amount of a check is greater than the value of the uncertificated shares held in the shareholder's account, the check will not be honored. Fund shares may not be redeemed until the check used to purchase the shares has cleared (which may take 15 or more days). A shareholder may not liquidate the shareholder's entire account by means of a check. Shareholders will be subject to the rules and regulations of the Transfer Agent pertaining to the checkwriting privilege as amended from time to time. Checkwriting procedures may be changed, modified or terminated at any time by the Trust or the Transfer Agent upon written notification to the shareholder.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

----
----

8.DIVIDENDS AND TAX MATTERS

DIVIDENDS


Dividends of each Funds' net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by a Fund are distributed annually. Dividends and distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on a class of shares will vary inversely with the class of shares' operating expenses.



Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or, with respect to Investor Shares, to direct dividends and distributions to be reinvested in certain Shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.



Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional Shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of Investor Shares of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in A Shares or B Shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.



TAX MATTERS



Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.



Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Distributions of net long-term capital gain by a Fund are taxable to shareholders of the Fund as long-term capital gain, regardless of the length of time the shareholder may have held Shares in the Fund at the time of distribution.

----
----


Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.



Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.



CORE PORTFOLIOS. Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' interests in the Core Portfolio, regardless of whether such amounts have been distributed by the Core Portfolio to the Funds.



MUNICIPAL MONEY MARKET FUND. Dividends paid by Municipal Money Market Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to federal income tax in the hands of the Fund's shareholders. Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity securities held by the Fund, however, may be subject to federal income tax on their pro rata share of the interest income from those securities and should consult their tax advisers before purchasing Shares. Interest on certain private activity securities issued after August 7, 1986 is treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations. In addition, exempt-interest dividends are included in the "adjusted current earnings" of corporations for AMT purposes.



Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for federal income tax purposes. Under rules for determining when borrowed funds are used for purchasing or carrying particular assets, Shares of the Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the Shares.



Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. Shortly after the close of each calendar year, a statement is sent to each shareholder advising the shareholder of the portion of the Fund's dividends that is derived from obligations of issuers in the various states and the portion of the Fund's dividends that is exempt from federal income taxes. These portions are determined for the Fund's entire year and, thus, are annual averages, rather than day-by-day determinations for each shareholder.



The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority.

----
----

Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/ or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a Fund which may differ from the federal income tax consequences described above.

----
----

                                                           9.  OTHER INFORMATION

BANKING LAW MATTERS


Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund is determined as of 3:00 p.m., 3:00 p.m., 2:00 p.m., 1:00 p.m. and 12:00
noon, Eastern Time, respectively, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds do not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.



In order to maintain a stable net asset value per share of $1.00, the portfolio securities of each Fund and Core Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value of a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material effect on shareholders.


PERFORMANCE INFORMATION


A Fund's performance may be quoted terms of yield. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the income it earned from its investments for a 7-day period (net of expenses), divides it by the average number of shares

----
----

entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 7-day period. Municipal Money Market Fund may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes. A tax-equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated federal, state or combined federal and state tax rate.



The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar Inc., Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to securities indices. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.


THE TRUST AND ITS SHARES


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as a Fund) and may divide portfolios or series into classes of shares (such as Institutional or Investor Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.



OTHER CLASSES OF SHARES. Cash Investment Fund, U.S. Government Fund and Treasury Fund currently issue one class of shares. Municipal Money Market Fund currently issues two classes of shares - Institutional Shares and Investor Shares. Ready Cash Investment Fund currently issues two classes of shares - Investor Shares and Exchange Shares. Exchange Shares may be purchased only in exchange for B class shares of certain funds of the Trust. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes. Sales personnel of broker-dealers and other financial institutions selling the Funds' shares may receive differing compensation for selling Institutional, Investor and Exchange Shares of the Funds.



SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law.

----
----

Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.



Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.



From time to time, certain shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.



CORE AND GATEWAY STRUCTURE


Cash Investment Fund and Ready Cash Investment Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio(s), that have the same investment objective and substantially identical investment policies as the Funds. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund acquires an indirect interest in those securities. Each Core Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of Core Trust.



THE CORE PORTFOLIOS. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of June 1, 1997, one other fund of the Trust invested a portion of its assets in each Core Portfolio.


A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be

----
----

required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-1900.



CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if Money Market Portfolio had a large investor other than Cash Investment Fund that redeemed its interest, Money Market Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors holding a majority interest in a Core Portfolio could have voting control of the Core Portfolio.



Each Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by Norwest or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Norwest to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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                                                   ---------------
           [LOGO]                                     BULK RATE
                                                     U.S. POSTAGE
                                                        PAID
                                                   PERMIT NO. 3489
                                                   MINNEAPOLIS, MN
                                                   ---------------




         ------------------------------------------------------------







          [LOGO]

          SHAREHOLDER INFORMATION:

               Norwest Bank Minnesota, N.A.
               733 Marquette Avenue
               Minneapolis, Minnesota 55479-0040
               612-667-8833 (MINNEAPOLIS/ST. PAUL)
               800-338-1348 (ELSEWHERE)

          -COPYRIGHT- 1997 NORWEST ADVANTAGE FUNDS
          MFBPM001 6/97

                                  INCOME FUNDS
--------------------------------------------------------------------------------


                                   PROSPECTUS


                                  JUNE 1, 1997



                               STABLE INCOME FUND
                                 ---------------
                       INTERMEDIATE GOVERNMENT INCOME FUND
                                 ---------------
                                   INCOME FUND
                                 ---------------
                             TOTAL RETURN BOND FUND



                                     [LOGO]



                                NOT FDIC INSURED

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
                             TABLE OF CONTENTS

       1.  PROSPECTUS SUMMARY.........................          2
                                                                2
           Highlights of the Funds....................
                                                                6
           Expense Information........................

       2.  FINANCIAL HIGHLIGHTS.......................         10

       3.  INVESTMENT OBJECTIVES AND POLICIES.........         18
                                                               18
           Stable Income Fund.........................
                                                               19
           Intermediate Government Income Fund........
                                                               20
           Income Fund................................
                                                               22
           Total Return Bond Fund.....................
                                                               23
           Additional Investment Policies and Risk
           Considerations.............................

       4.  MANAGEMENT.................................         41
                                                               41
           Investment Advisory Services...............
                                                               43
           Management, Administration and Distribution
           Services...................................
                                                               44
           Shareholder Servicing and Custody..........
                                                               45
           Expenses of the Funds......................

       5.  CHOOSING A SHARE CLASS.....................         46
                                                               47
           A Shares...................................
                                                               50
           B Shares...................................

       6.  HOW TO BUY SHARES..........................         55
                                                               55
           Minimum Investment.........................
                                                               55
           Purchase Procedures........................
                                                               57
           Account Application........................
                                                               57
           General Information........................

       7.  HOW TO SELL SHARES.........................         58
                                                               58
           General Information........................
                                                               58
           Redemption Procedures......................
                                                               59
           Other Redemption Matters...................

       8.  OTHER SHAREHOLDER SERVICES.................         61
                                                               61
           Exchanges..................................
                                                               62
           Automatic Investment Plan..................
                                                               63
           Individual Retirement Accounts.............
                                                               63
           Automatic Withdrawal Plan..................
                                                               63
           Reopening Accounts.........................

       9.  DIVIDENDS AND TAX MATTERS..................         64
                                                               64
           Dividends..................................
                                                               64
           Tax Matters................................

      10.  OTHER INFORMATION..........................         66
                                                               66
           Banking Law Matters........................
                                                               66
           Determination of Net Asset Value...........
                                                               66
           Performance Information....................
                                                               67
           The Trust and Its Shares...................
                                                               68
           Core and Gateway Structure.................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  JUNE 1, 1997

This Prospectus offers A Shares and B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return Bond Fund (each a "Fund" and collectively the "Funds"). The Funds are separate diversified fixed income portfolios of Norwest Funds (the "Trust"), which is a registered, open-end, management investment company.

STABLE INCOME FUND and TOTAL RETURN BOND FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Prospectus Summary" and "Other Information - Core and Gateway-Registered Trademark- Structure."

INTERMEDIATE GOVERNMENT INCOME FUND and INCOME FUND each seeks to achieve its investment objective by investing directly in portfolio securities.

This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") dated June 1, 1997, as may be amended from time to time, which is available for reference on the SEC's Web Site (http.//www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.

NORWEST FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.   PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

STABLE INCOME FUND seeks to maintain safety of principal while providing low-volatility total return. This objective is pursued by investing primarily in short and intermediate maturity, investment grade fixed income securities.

INTERMEDIATE GOVERNMENT INCOME FUND seeks to provide income and safety of principal by investing primarily in U.S. Government Securities. This objective is pursued by investing primarily in U.S. Government Securities. The Fund seeks to moderate its volatility by using a conservative approach to structuring the maturities of its investment portfolio.

INCOME FUND seeks to provide total return consistent with current income. This objective is pursued by investing in a portfolio of fixed income securities issued by domestic and foreign issuers.

TOTAL RETURN BOND FUND seeks total return. This objective is pursued by investing in a portfolio of U.S. Government and investment grade corporate fixed income securities.

FUND STRUCTURES

STABLE INCOME FUND and TOTAL RETURN BOND FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company, that has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Core Portfolio. See "Other Information - Core and Gateway Structure." The Funds and the Core Portfolio in which they invest are:


     FUND                     CORE PORTFOLIO
     ----                     --------------
     Stable Income Fund       Stable Income Portfolio
     Total Return Bond Fund   Total Return Bond Portfolio


INTERMEDIATE GOVERNMENT INCOME FUND and INCOME FUND each seek to achieve its investment objective by investing directly in portfolio securities.


INVESTMENT ADVISERS

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Funds' investment adviser. Norwest also is the investment adviser of each Core Portfolio. Norwest provides investment advice to various institutions, pension plans and other accounts and, with its affiliates, as of December 31, 1996, managed over $42.6 billion in assets. See "Management - Investment Advisory Services."

Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust and serves as the custodian of each Core Portfolio. See "Management - Shareholder Servicing and Custody" and "-- Management, Administration and Distribution Services."


Stable Income Fund and Total Return Bond Fund each incur investment advisory fees indirectly through the investment advisory fees paid by their respective Core Portfolios; Norwest is paid an investment advisory fee directly by each of Intermediate Government Income Fund and Income Fund.


GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Stable Income Fund and Stable Income Portfolio. Galliard provides investment advice regarding advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. See "Management - Investment Advisory Services."


UNITED CAPITAL MANAGEMENT, INC. ("UCM"), a part of Norwest Bank Colorado, N.A. is the investment subadviser of Total Return Bond Fund and of Total Return Bond Portfolio. UCM provides specialized investment advisory services to various institutional clients. See "Management - Investment Advisory Services."


Norwest, Galliard and UCM (or Norwest and a particular investment subadvisor) are sometimes referred to collectively as the "Advisers."


FUND MANAGEMENT AND ADMINISTRATION

The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Funds and also serves as administrator of each Core Portfolio. See "Management - Management, Administration and Distribution Services."

SHARES OF THE FUNDS

EACH FUND CURRENTLY OFFERS THREE SEPARATE CLASSES OF SHARES: A class ("A Shares"), B class ("B Shares") and I class ("I Shares"). A Shares and B Shares are sold through this Prospectus and are collectively referred to as the "Shares."

     A SHARES. A Shares are offered at a price equal to their net asset value plus a sales charge imposed at the time of purchase or, in some cases, a contingent deferred sales charge imposed on redemptions made within two years of purchase.

     B SHARES. B Shares are offered at a price equal to their net asset value plus a contingent deferred sales charge imposed on most redemptions made within four years (two years in the case of Stable Income Fund) of purchase. B Shares pay a distribution services fee at an annual rate of up to 0.75%, and a maintenance fee in an amount equal to 0.25%, of the B Shares' average daily net assets. B Shares automatically convert to A Shares of the same Fund six years (four years in the case of Stable Income
     Fund) after the end of the calendar month in which the B Shares were originally purchased.


The choice of A Shares or B Shares permits each investor to purchase those shares that the investor believes to be most beneficial given the amount purchased, the length of time the investor expects to hold the shares and other circumstances. A Shares will normally be more beneficial to the investor who qualifies for reduced initial sales charges. See "Choosing a Share Class."


I Shares are offered by a separate prospectus to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares of each class of a Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."

HOW TO BUY AND SELL SHARES

Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment in Shares is $1,000 ($5,000 in the case of Stable Income Fund). The minimum subsequent investment is $100. See "How to Buy Shares" and "How to Sell Shares."

EXCHANGES

Shareholders may exchange A Shares and B Shares for A Shares and B Shares, respectively, of certain other funds of the Trust. In addition, A Shares may be exchanged for investor class shares of certain money market funds of the Trust and B Shares may be exchanged for exchange class shares of Ready Cash Investment Fund of the Trust. See "Other Shareholder Services - Exchanges."

SHAREHOLDER FEATURES

Each Fund offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Purchases of A Shares may be subject to Rights of Accumulation, Cumulative Quantity Discounts or a Reinstatement Privilege. See "Other Shareholder Services" and "Choosing a Share Class."


DIVIDENDS AND DISTRIBUTIONS


Dividends of Stable Income Fund and Intermediate Government Income Fund's net investment income are declared and paid monthly. Dividends of Income Fund's and Total Return Bond Fund's net investment income are declared daily and paid monthly. Each Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional Fund shares unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and a Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. The Funds' investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. Each Fund, however, invests only in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's).


All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending, swap transactions and other investment techniques. See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations." Similarly, a Fund's use of mortgage- and asset-backed securities entails certain risks. See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations - Mortgage-Backed Securities" and "- Asset-Backed Securities." As noted under "Financial Highlights," the portfolio turnover rate for certain Funds may from time to time be high, resulting in increased short-term capital gains or losses. See "Additional Investment Policies and Risk Considerations - Portfolio Transactions."


By pooling their assets in a Core Portfolio with other institutional investors, STABLE INCOME FUND and TOTAL RETURN BOND FUND each may be able to achieve certain efficiencies, economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. See "Other Information - Core and Gateway Structure -- Certain Risks of Investing in Core Portfolios."

EXPENSE INFORMATION

The purpose of the Shareholder Transaction Expenses and Annual Fund Operating Expenses tables in this section is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly.

                       SHAREHOLDER TRANSACTION EXPENSES
                          (APPLICABLE TO EACH FUND)


                                                                                                          INTERMEDIATE
                                                                                                      GOVERNMENT INCOME FUND,
                                                                                STABLE                   INCOME FUND AND
                                                                             INCOME FUND              TOTAL RETURN BOND FUND
                                                                     ---------------------------   ---------------------------
                                                                       A SHARES       B SHARES       A SHARES       B SHARES
                                                                     ------------   ------------   ------------   ------------
Maximum sales charge imposed on purchases
  (as a percentage of public offering price) . . . . . . . . . . .      1.5%(1)         Zero         3.75%(1)         Zero
Maximum deferred sales charge
  (as a percentage of the lesser of original purchase
  price or redemption proceeds). . . . . . . . . . . . . . . . . .      Zero(2)      1.5%(1)(3)      Zero (2)      3.0% (1)(3)
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . .       Zero           Zero           Zero           Zero



                      ANNUAL FUND OPERATING EXPENSES(4)
       (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER APPLICABLE
                  FEE WAIVERS AND EXPENSE REIMBURSEMENTS)

                                                                         INTERMEDIATE
                                                      STABLE              GOVERNMENT             INCOME              TOTAL RETURN
                                                   INCOME FUND           INCOME FUND              FUND               BOND FUND(7)
                                                -----------------     -----------------     -----------------     -----------------
                                                  A          B          A          B          A          B          A          B
                                                SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                                ------     ------     ------     ------     ------     ------     ------     ------
Investment Advisory Fees
   (after fee waivers)(5). . . . . . . . .       N/A        N/A        0.33%     0.33%      0.40%      0.40%       N/A        N/A
Rule 12b-1 Fees
   (after fee waivers)(6). . . . . . . . .      None       0.75%       None      0.75%      None       0.55%      None       0.75%
Other Expenses (after reimbursements). . .      0.29%      0.29%       0.35%     0.35%      0.35%      0.55%      0.36%      0.36%
Investment Advisory Fees -- Core
   Portfolio (after reimbursements)(5) . .      0.30%      0.30%        N/A       N/A        N/A        N/A       0.35%      0.35%
Other Expenses -- Core Portfolio
   (after reimbursements). . . . . . . . .      0.06%      0.06%        N/A       N/A        N/A        N/A       0.04%      0.04%
                                                -----------------     -----------------     -----------------     -----------------
Total Operating Expenses(8). . . . . . . .      0.65%      1.40%       0.68%     1.43%      0.75%      1.50%      0.75%      1.50%


(1) Sales charge waivers and reduced sales charge plans are available for A and B Shares. See "Choosing a Share Class."

(2) If A Shares of a Fund (other than Stable Income Fund) purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 0.75% will be applied to the redemption. If A Shares of Stable Income Fund purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 0.50% will be applied to the redemption.

(3) The maximum 3.0% deferred sales charge on B Shares of a Fund (other than Stable Income Fund) applies to redemptions during the first year after purchase; the charge declines thereafter, and is 2.0% during the second and third years, 1.0% during the fourth year and zero the following year. The maximum 1.5% deferred sales charge on B Shares of Stable Income Fund applies to redemptions during the first year after purchase; the charge declines thereafter, and is 0.75% during the second year and zero the following year. Sales charge waivers are available for B Shares.

(4) For a further description of the various expenses associated with investing in the Funds, see "Management." Expenses associated with I Shares of a Fund differ from those listed in the table. The table is based on amounts incurred during the Funds' most recent fiscal year ended May 31, 1996, restated to reflect current fees. Stable Income Fund and Total
     Return Fund indirectly bear their pro rata portion of the expenses of the Core Portfolios in which they invest.

(5) For Stable Income Fund and Total Return Bond Fund, "Investment Advisory Fees -- Core Portfolio" reflects the investment advisory fees incurred by the Core Portfolio in which the Fund invests. Absent estimated waivers, the "Investment Advisory Fee" for Income Fund would be 0.50%.

(6) Absent fee waivers, "Rule 12b-1 Fees" would be 1.00% for B Shares of each Fund. Long-term shareholders of B Shares may pay Rule 12b-1 Fees and contingent deferred sales charges totaling in the aggregate more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.


6                                                                              7

(7) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Total Return Bond Fund's total combined operating expenses through May 31, 1998 at or below 0.75% for A Shares and 1.50% for B Shares. See "Management -- Expenses of the Funds".

(8) Absent estimated expense reimbursements and fee waivers, the expenses of A Shares of Stable Income Fund, Intermediate Government Income Fund,
     Income Fund and Total Return Bond Fund would be: "Other Expenses,"
     0.95%, 1.26%, 0.67% and 0.71%, respectively; "Other Expenses -- Core Portfolio," 0.16%, N/A, N/A and 0.14%, respectively; and "Total
     Operating Expenses," 1.42%, 1.59%,1.17% and 1.19%, respectively. Absent expense reimbursements and fee waivers, the expenses of B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return Bond Fund would be: "Other Expenses," 2.22%, 1.97%, 0.78% and 1.03%, respectively; "Other Expenses -- Core Portfolio," 0.16%, N/A, N/A and 0.14%, respectively; and "Total Operating Expenses," 3.68%,
     3.30%, 2.28% and 2.52%, respectively. "Other Expenses" includes transfer agency fees payable to Norwest of 0.25% for A Shares and B Shares. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following Hypothetical Expense Example indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. The example also assumes deduction of the maximum initial sales charge for A Shares, deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of six years (four years in the case of Stable Income Fund). THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.

                         HYPOTHETICAL EXPENSE EXAMPLE


                                                         1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                         ----------------------------------------------------
STABLE INCOME FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   22              35             51             95
   B Shares
      Assuming redemption at the end of the period . . .   29              44             77            168
      Assuming no redemption . . . . . . . . . . . . . .   14              44             77            168
                                                         ----------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   44              58             74            119
   B Shares
      Assuming redemption at the end of the period . . .   45              65             78            171
      Assuming no redemption . . . . . . . . . . . . . .   15              45             78            171
                                                         ----------------------------------------------------
INCOME FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   45              61             78            127
   B Shares
      Assuming redemption at the end of the period . . .   45              67             82            179
      Assuming no redemption . . . . . . . . . . . . . .   15              47             82            179
                                                         ----------------------------------------------------
TOTAL RETURN BOND FUND
   A Shares. . . . . . . . . . . . . . . . . . . . . . .   45              61             78            127
   B Shares
      Assuming redemption at the end of the period . . .   46              67             82            179
      Assuming no redemption . . . . . . . . . . . . . .   15              47             82            179

2.   FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for each Fund. This information represents selected data for a single outstanding A Share and B Share of each Fund for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the period ended May 31, 1996, was audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each Fund's financial statements for the period ended November 30, 1996 are contained in the Fund's Semi-Annual Report. Each Fund's financial statements for the fiscal year ended May 31, 1996, and independent auditors' report thereon are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Semi-Annual and Annual Reports, which may be obtained from the Trust without charge.



                              STABLE INCOME FUND

                                                                         A SHARES                           B SHARES
                                                            ---------------------------------   ---------------------------------
                                                              PERIOD ENDED      YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              NOVEMBER 30,        MAY 31,         NOVEMBER 30,         MAY 31,
                                                            ----------------  ---------------   ----------------  ---------------
                                                                 1996*            1996(a)            1996*             1996(a)
                                                            ----------------  ---------------   ----------------  ---------------
Beginning Net Asset Value
   per Share . . . . . . . . . . . . . . . . . . . . . . .       $10.20            $10.22            $10.20            $10.23
Net Investment Income. . . . . . . . . . . . . . . . . . .         0.28              0.02              0.26              0.02
Net Realized and Unrealized
   Gain (Loss) on Investments. . . . . . . . . . . . . . .         0.08                --              0.06             (0.01)
Dividends from Net
   Investment Income . . . . . . . . . . . . . . . . . . .        (0.29)            (0.04)            (0.18)            (0.04)
Distributions from Net
   Realized Gain . . . . . . . . . . . . . . . . . . . . .           --                --                --                --
                                                            ----------------  ---------------   ----------------  ---------------
Ending Net Asset Value per Share . . . . . . . . . . . . .       $10.27            $10.20            $10.27            $10.20
                                                            ----------------  ---------------   ----------------  ---------------
                                                            ----------------  ---------------   ----------------  ---------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . . . . . . . . . . . .        0.64%(c)          0.70%(c)          1.39%(c)          1.42%(c)
   Net Investment Income . . . . . . . . . . . . . . . . .        5.67%(c)          5.77%(c)          4.92%(c)          5.02%(c)
Total Return . . . . . . . . . . . . . . . . . . . . . . .        7.16%(c)          0.23%             6.31%(c)          0.12%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .       34.60%           109.95%            34.60%           109.95%
Net Assets at the End of
   Period (000's omitted). . . . . . . . . . . . . . . . .      $12,480           $16,256              $575              $867

---------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 17, 1996.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses: . . . . . . . . . . . . . . . . . . . . . .        0.77%(c)          2.22%(c)          2.26%(c)          3.07%(c)
(c)  Annualized.




10                                                                           11

                      INTERMEDIATE GOVERNMENT INCOME FUND

                                                                         A SHARES                           B SHARES
                                                            ---------------------------------   ---------------------------------
                                                              PERIOD ENDED      YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                                              NOVEMBER 30,        MAY 31,        NOVEMBER 30,(a)       MAY 31,
                                                            ----------------  ---------------   ----------------  ---------------
                                                                 1996*            1996(a)            1996*             1996(a)
                                                            ----------------  ---------------   ----------------  ---------------
Beginning Net Asset Value per Share. . . . . . . . . . . .       $10.89            $10.89            $10.89            $10.97
Net Investment Income. . . . . . . . . . . . . . . . . . .         0.37              0.03              0.32              0.03
Net Realized and Unrealized Gain
   (Loss) on Investments . . . . . . . . . . . . . . . . .         0.28                --              0.28             (0.08)
Dividends from Net
   Investment Income . . . . . . . . . . . . . . . . . . .        (0.37)            (0.03)            (0.33)            (0.03)
Distributions from Net Realized Gain . . . . . . . . . . .           --                --                --                --
                                                            ----------------  ---------------   ----------------  ---------------
Ending Net Asset Value per Share . . . . . . . . . . . . .       $11.17            $10.89            $11.16            $10.89
                                                            ----------------  ---------------   ----------------  ---------------
                                                            ----------------  ---------------   ----------------  ---------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . . . . . . . . . . . .        0.68%(c)          0.75%(c)          1.42%(c)          1.35%(c)
   Net Investment Income . . . . . . . . . . . . . . . . .        6.70%(c)          7.32%(c)          5.90%(c)          5.56%(c)
Total Return . . . . . . . . . . . . . . . . . . . . . . .       12.41%(c)          0.26%            11.45%(c)          0.49%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .       99.57%            74.64%            99.57%            74.64%
Net Assets at the End of Period
   (000's omitted) . . . . . . . . . . . . . . . . . . . .      $14,573           $16,562            $9,683           $10,682

---------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 17, 1996.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
        Expenses:. . . . . . . . . . . . . . . . . . . . .         0.78%(c)          1.74%(c)          1.66%(c)          2.65%(c)
(c)  Annualized.




12                                                                          13

                                 INCOME FUND

                                                                                         A SHARES
                                                            ------------------------------------------------------------------------
                                                            PERIOD ENDED                         YEAR ENDED
                                                            NOVEMBER 30,                           MAY 31,
                                                            ------------  ----------------------------------------------------------
                                                               1996*       1996      1995      1994      1993      1992      1991
                                                            ------------  ----------------------------------------------------------
Beginning Net Asset Value per Share. . . . . . . . . . . .     $9.27       $9.63     $9.52    $10.61    $10.52    $10.23     $9.94
Net Investment Income. . . . . . . . . . . . . . . . . . .      0.31        0.61      0.65      0.70      0.77      0.82      0.89
Net Realized and Unrealized Gain (Loss) on Investments . .      0.32       (0.36)     0.11     (0.83)     0.39      0.53      0.29
Dividends from Net Investment Income . . . . . . . . . . .     (0.31)      (0.61)    (0.65)    (0.70)    (0.77)    (0.82)    (0.89)
Distributions from Net Realized Gains. . . . . . . . . . .        --          --        --     (0.26)    (0.30)    (0.24)       --
                                                            ------------  ----------------------------------------------------------
Ending Net Asset Value per Share . . . . . . . . . . . . .     $9.59       $9.27     $9.63     $9.52    $10.61    $10.52    $10.23
                                                            ------------  ----------------------------------------------------------
                                                            ------------  ----------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . . . . . . . . . . . .     0.75%(c)    0.75%     0.75%     0.60%     0.60%     0.31%     0.16%
   Net Investment Income . . . . . . . . . . . . . . . . .     6.65%(c)    6.33%     7.02%     6.72%     7.18%     7.80%     8.82%
Total Return . . . . . . . . . . . . . . . . . . . . . . .    14.24%(c)    2.58%     8.49%    (1.58%)   11.46%    13.58%    12.38%
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .   111.50%     270.17%    98.83%    26.67%    87.98%    84.24%    61.33%
Net Assets at the End of Period (000's omitted). . . . . .    $5,418      $5,521    $6,231    $6,177   $85,252   $63,973   $50,138

------------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on June 9, 1987.  The Funds' original class of shares subsequently became A Shares.  The Fund commenced the offering of B Shares on August 5, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses. . . . . . . . . . . . . . . . . . . . . . .     1.06%(c)    1.16%     1.24%     1.16%     1.10%     1.08%     1.11%
(c)  Annualized.

                                                            A SHARES                                  B SHARES
                                                ---------------------------------- -------------------------------------------------
                                                           YEAR ENDED              PERIOD ENDED            YEAR ENDED
                                                             MAY 31,               NOVEMBER 30,              MAY 31,
                                                  1990        1989       1988(a)      1996*       1996        1995       1994(a)
                                                ---------------------------------- ------------ ------------------------------------
Beginning Net Asset Value per Share. . . .       $10.00       $9.95      $10.00       $9.26       $9.61       $9.51      $10.67
Net Investment Income. . . . . . . . . . .         0.90        0.79        0.66        0.28        0.54        0.58        0.50
Net Realized and Unrealized Gain (Loss)
   on Investments. . . . . . . . . . . . .        (0.06)       0.05        0.05        0.31       (0.35)       0.10       (0.90)
Dividends from Net Investment Income . . .        (0.90)      (0.79)      (0.66)      (0.28)      (0.54)      (0.58)      (0.50)
Distributions from Net Realized Gain . . .           --          --          --          --          --          --       (0.26)
                                                ---------------------------------- ------------ ------------------------------------
Ending Net Asset Value per Share . . . . .        $9.94      $10.00      $ 9.95       $9.57      $ 9.26      $ 9.61       $9.51
                                                ---------------------------------- ------------ ------------------------------------
                                                ---------------------------------- ------------ ------------------------------------
Ratios to Average Net Assets:
   Expenses(b) . . . . . . . . . . . . . .        0.19%       0.07%       0.70%(c)    1.50%(c)    1.50%       1.50%       1.33%(c)
   Net Investment Income . . . . . . . . .        8.98%       8.62%       6.92%(c)    5.95%(c)    5.57%       6.24%       5.82%(c)
Total Return . . . . . . . . . . . . . . .        8.71%       8.78%       6.45%(c)   13.24%(c)    1.92%       7.57%      (4.82%)(c)
Portfolio Turnover Rate. . . . . . . . . .       43.81%      48.08%       0.00%     111.50%     270.17%      98.83%      26.67%
Net Assets at the End of Period
   (000's omitted) . . . . . . . . . . . .      $37,932     $27,939      $2,279      $3,452      $3,292      $3,296      $2,605

------------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced operations on June 9, 1987.  The Funds' original class of shares subsequently became A Shares.  The Fund commenced the offering of B Shares on August 5, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses. . . . . . . . . . . . . . .        1.13%       1.10%       2.28%(c)    2.43%(c)    2.27%       2.21%       2.08%(c)
(c)  Annualized.




14                                                                           15

                            TOTAL RETURN BOND FUND

                                                     A SHARES                                        B SHARES
                                  ------------------------------------------------- ------------------------------------------------
                                  PERIOD ENDED             YEAR ENDED               PERIOD ENDED            YEAR ENDED
                                  NOVEMBER 30,               MAY 31,                NOVEMBER 30,              MAY 31,
                                  ------------  ----------------------------------- ------------ -----------------------------------
                                      1996*       1996        1995       1994(a)      1996*       1996        1995       1994(a)
                                  ------------  ----------------------------------- ------------ -----------------------------------
Beginning Net Asset
   Value per Share . . . . . . .      $9.40       $9.73       $9.54      $10.00       $9.40       $9.73       $9.54      $10.00
Net Investment Income. . . . . .       0.30        0.64        0.67        0.27        0.27        0.57        0.59        0.24
Net Realized and
   Unrealized Gain (Loss)
   on Investments. . . . . . . .       0.26       (0.31)       0.19       (0.46)       0.28       (0.31)       0.19       (0.46)
Dividends from Net
   Investment Income . . . . . .      (0.30)      (0.64)      (0.67)      (0.27)      (0.27)      (0.57)      (0.59)      (0.24)
Distributions from
   Net Realized Gain . . . . . .         --       (0.02)         --          --          --       (0.02)         --          --
                                  ------------  ----------------------------------- ------------ -----------------------------------
Ending Net Asset Value
   per Share . . . . . . . . . .      $9.66       $9.40       $9.73       $9.54       $9.68       $9.40       $9.73       $9.54
                                  ------------  ----------------------------------- ------------ -----------------------------------
                                  ------------  ----------------------------------- ------------ -----------------------------------
Ratios to Average
   Net Assets:
      Expenses(b). . . . . . . .      0.75%(c)    0.76%       0.64%       0.37%(c)    1.49%(c)    1.51%       1.41%       1.11%(c)
      Net Investment Income. . .      6.35%(c)    6.48%       6.94%       6.04%(c)    5.58%(c)    5.75%       6.17%       5.40%(c)
Total Return . . . . . . . . . .     12.39%(c)    3.41%       9.42%      (4.64%)(c)  12.02%(c)    2.63%       8.59%      (5.23%)(c)
Portfolio Turnover Rate. . . . .     22.25%      77.49%      35.19%      37.50%      22.25%      77.49%      35.19%      37.50%
Net Assets at the End of
   Period (000's omitted). . . .     $2,681      $2,010        $599        $150      $2,264      $2,098        $919        $186

------------------------------------------------------------------------------------------------------------------------------------
*    Unaudited.
(a)  The Fund commenced the offering of A and B Shares on December 31, 1993.
(b)  During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
     Expenses. . . . . . . . . .      1.25%(c)    1.57%       2.38%      13.29%(c)    2.53%(c)    2.48%       3.09%       8.29%(c)
(c)  Annualized.




16                                                                           17

----
----

3.INVESTMENT OBJECTIVES AND POLICIES

STABLE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low-volatility total return. The Fund currently pursues its investment objective by investing all of its investable assets in Stable Income Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund. There can be no assurance that the Fund or Stable Income Portfolio will achieve its investment objective.

INVESTMENT POLICIES. The Portfolio seeks to maintain safety of principal while providing low volatility total return by investing primarily in investment grade short-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others.

The securities in which the Portfolio invests include mortgage-backed and other asset-backed securities, although the Portfolio limits these investments to not more than 60 percent and 25 percent, respectively, of its total assets. In addition, the Portfolio limits its holdings of mortgage-backed securities that are not U.S. Government Securities to 25 percent of its total assets. The Portfolio may invest any amount of its assets in U.S. Government Securities, but under normal circumstances less than 50 percent of the Portfolio's total assets are so invested. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.

The Portfolio only purchases those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. See "Additional Investment Policies and Risk Considerations - Rating Matters" below.

The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

----
----

In order to manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's income and may attempt to reduce the overall risk of its investments or limit the uncertainty in the level of future foreign exchange rates ("hedge") by using options and futures contracts and foreign currency forward contracts. The Portfolio's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Portfolio may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.

INTERMEDIATE GOVERNMENT
INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.

The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. Certain fixed income securities are zero-coupon securities and the Fund will limit its investment in these securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S.

----
----
Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques.

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. See "Additional Investment Policies and Risk Considerations - Rating Matters" below.

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 15 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 10 years. Under normal circumstances, the Fund's portfolio of securities will have a duration of between 70 percent and 130 percent of the duration of a 5-year Treasury Note, which is used as the Fund's benchmark index as described under "Other Information - Performance Information." Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income. The Fund pursues this objective by investing in a portfolio of fixed income securities issued by domestic and foreign issuers. There can be no assurance that the Fund will achieve its investment objective.

----
----

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities. These securities cover a broad spectrum of United States issuers, including U.S. Government Securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others. Norwest attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lehman Brothers Aggregate Index, an unmanaged index of fixed income securities.

The Fund may invest any amount of its assets, and normally will invest at least 30% of its total assets, in U.S. Government Securities. The fixed income securities in which the Fund invests also include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50% and 25%, respectively, of its total assets. The Fund may invest up to 50% of its total assets in corporate securities, such as bonds, debentures and notes and fixed income securities that can be converted into or exchanged for common stocks ("convertible securities") and may invest in guaranteed investment contracts. The Fund may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities").

To limit credit risk, the Fund will only purchase securities that are rated, at the time of purchase, within the four highest rating categories assigned by an NRSRO, such as Moody's Investors Service ("Moody's"), Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. Securities rated in these categories are generally considered to be investment grade securities, although Moody's indicates that securities rated Baa (the fourth highest category) have speculative characteristics. A description of the rating categories of various NRSROs is contained in the SAI of the Fund.

The Fund will invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 30 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

The Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Fund intends to restrict its

----
----
purchases of debt securities to issues denominated and payable in United States dollars. For a description of the risks involved in investments in foreign securities, see "Investment Objectives and Policies - Foreign Securities." The Fund may invest in guaranteed investment contracts ("GICs"). A GIC is an arrangement with an insurance company under which the Fund contributes cash to the insurance company's general account and the insurance company credits the contribution with interest on a monthly basis. The interest rate is tied to a specified market index and is guaranteed by the insurance company not to be less than a certain minimum rate. The Fund will purchase a GIC only when Norwest has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that the Fund may purchase.

TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek total return. The Fund currently pursues its investment objective by investing all of its investable assets in Total Return Bond Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Portfolio invests primarily in U.S. Government Securities, including mortgage-backed securities and investment grade corporate fixed income securities. Norwest's investment decisions are based on its analysis of major changes in the direction of interest rates rather than an attempt by Norwest to predict short-term interest rate fluctuations. Norwest also applies a contrarian perspective by looking for undervalued segments of the fixed income market which Norwest believes offer opportunities for increased returns.

In making its investment decisions for the Portfolio, Norwest focuses on the maturity structure and quality structure of the Portfolio's portfolio. When Norwest's outlook is for rising interest rates and falling bond values, the majority of the Portfolio's investment portfolio will be invested in securities with short-term maturities in an effort to ride interest rates up while minimizing the negative effect of falling bond prices. When Norwest anticipates interest rates to fall and bond prices increase, the Portfolio generally will be invested in securities with long-term maturities in an attempt to lock in high interest rates and capitalize on bond price appreciation. Accordingly, the average maturity of the Portfolio's portfolio will vary from 1 to 30 years.

The Portfolio may invest an unlimited amount of its assets in either corporate securities, including corporate bonds, debentures and notes, or U.S. Government Securities. The Portfolio will be invested to a greater degree in corporate securities, however, as the spread between corporate and U.S. Government issues offers potential for incremental returns. The Portfolio limits its investments in variable or floating rate securities to 5 percent of its

----
----
net assets. The Portfolio does not currently invest in mortgage-backed securities or enter "dollar roll" transactions, but reserves the right to do so in the future.

The Portfolio may also invest in preferred stocks and securities convertible into common stock, but may not own the common stock into which a convertible security converts. The Portfolio will only purchase securities (including convertible securities) that are rated, at the time of purchase, within the four highest rating categories assigned by an NRSRO, such as Moody's Investors Service ("Moody's"), Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. Securities rated in these categories are generally considered to be investment grade securities, although Moody's indicates that securities rated Baa (the fourth highest category) have speculative characteristics. A description of the rating categories of various NRSROs is contained in the SAI of the Portfolio.

The Fund reserves the right, upon notice to shareholders, to invest all or a portion of its assets in shares of another diversified, open-end management investment company that has an investment objective and investment policies substantially similar to its own.

ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

Each Fund's (and each Core Portfolio's) investment objective and all investment policies of the Funds (and Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Core Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Likewise, nonfundamental investment policies of a Core Portfolio may be changed by that investment company's board of trustees ("Core Board") without shareholder approval.

Unless otherwise indicated, the discussion below of the investment policies of the Funds refers, in the case of Stable Income Fund and Total Return Bond Fund, to the investment policies of their respective Core Portfolios. For more information concerning shareholder voting, See "Other Information - The Trust and Its Shares - Shareholder Voting and Other Rights" and "Other Information - Core and Gateway Structure." A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.

Each investment adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it

----
----
believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks. No Fund may invest more than 15% of its net assets in illiquid securities, including repurchase agreements not entitling the Fund to payment within seven days. As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

BORROWING. As a fundamental policy, each of Income Fund and Total Return Bond Fund may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, Stable Income Fund and Intermediate Government Income Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the Fund's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of any Fund's assets, except in the case of Intermediate Government Income Fund. Each Fund may enter into reverse repurchase agreements (transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date).

DIVERSIFICATION AND CONCENTRATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Fund may purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Each Fund is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, each Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities or repurchase agreements covering U.S. Government Securities.

Each Fund reserves the right to invest up to 100% of its investable assets in one or more other investment companies such as the Core Portfolios and each Fund reserves the right, upon notification to shareholders to make such investments.

FIXED INCOME SECURITIES AND THEIR CHARACTERISTICS. Although each Fund only invests in investment grade fixed income securities, including money market instruments, an investment in a Fund is subject to risk even if all fixed

----
----
income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

The market value of the interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

RATING MATTERS. The Funds' investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund will generally buy securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO, although certain Funds have greater restrictions. Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's Investors Service ("Moody's") and BBB in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"); the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch.

The Funds also may purchase unrated securities if Norwest determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by Norwest to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if Norwest determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest (including mortgage-backed securities) may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon

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which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or indices. Certain variable rate securities (including mortgage-related securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield. Total Return Bond Fund limits its investment in variable and floating rate securities to 5% of its assets.

There may not be an active secondary market for certain floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. Norwest monitors the liquidity of each Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

U.S. GOVERNMENT SECURITIES. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association ("Ginnie Mae"). In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

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ZERO-COUPON SECURITIES. A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss.

DEMAND NOTES. The Funds may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security. Although a Fund would generally not be able to resell a master demand note to a third party, the Fund is entitled to demand payment from the issuer at any time. Norwest continuously monitors the financial condition of the issuer to determine the issuer's likely ability to make payment on demand.

GUARANTEED INVESTMENT CONTRACTS. Income Fund may invest in guaranteed investment contracts ("GICs"). A GIC is an arrangement with an insurance company under which the Fund contributes cash to the insurance company's general account and the insurance company credits the contribution with interest on a monthly basis. The interest rate is tied to a specified market index and is guaranteed by the insurance company not to be less than a

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certain minimum rate. The Fund will purchase a GIC only when Norwest has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that the Fund may purchase.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, the Funds may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (i) short-term U.S. Government Securities; (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (iii) commercial paper; (iv) repurchase agreements; and (v) shares of "money market funds" registered under the Investment Company Act of 1940 (the "1940 Act") within the limits specified therein. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Norwest to be of comparable quality. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above.

PORTFOLIO TRANSACTIONS. The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund or Core Portfolio may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund or Core Portfolio that invests in foreign securities than would be the case for comparable transactions effected on United States securities exchanges.

Subject to the policy of obtaining "best execution" each Adviser may employ broker-dealer affiliates (collectively "Affiliated Brokers") to effect brokerage transactions. Payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board and, with respect to a Core Portfolio, that investment company's board of trustees, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of brokerage transactions will be directed to Affiliated Brokers and in no event will a broker affiliated with the Adviser directing the transaction receive brokerage transactions in recognition of research services provided to the Adviser.

The frequency of portfolio transactions of a Fund or Core Portfolio (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund or Core Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Portfolio turnover is reported under "Financial Highlights." An annual portfolio turnover rate of 100% would

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occur if all of the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. Tax rules applicable to short-term trading may affect the timing of a portfolio transactions or the ability to realize short-term trading profits or establish short-term positions.

CONVERTIBLE SECURITIES AND PREFERRED STOCK. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they normally provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

Preferred stock is a class of stock having priority over common stock as to dividends or the recovery of investment or both. The owner of preferred stock is a shareholder in a business and not, like a bondholder, a creditor. Dividends paid to preferred stockholders are distributions of earnings of a business in contrast to interest payments to bondholders which are expenses of a business.

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss.

Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a

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security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33 1/3% of the value of its total assets.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but delayed settlements beyond three months may be negotiated.

During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no interest accrues to the Fund. At the time a Fund makes a commitment to purchase securities in this manner, however, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value. Except for dollar roll transactions, which are described below, each of Stable Income Fund and Intermediate Government Income Fund limits its investments in when-issued and forward commitment securities to 15% of the value of the Fund's total assets. Total Return Bond Fund limits its investments in when-issued and forward commitment securities to 35% of the value of the Fund's total assets.

The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If Norwest were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. The Funds enter into when-issued and forward commitments only with the intention of actually receiving the securities, but a Fund may sell the securities before the settlement date if deemed advisable. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

DOLLAR ROLL TRANSACTIONS. A Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the

                                       30
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Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each of Stable Income Fund and Intermediate Government Income Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

SWAP AGREEMENTS. To manage their exposure to different types of investments, Stable Income Fund and Intermediate Government Income Fund may enter into interest rate and mortgage (or other asset) swap agreements and may purchase interest rate caps, floors and collars. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparty's creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

SHORT SALES. Intermediate Government Income Fund may make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund

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must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when Norwest believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Fund's ability to enter into short sales transactions is limited by certain tax requirements.

PURCHASING SECURITIES ON MARGIN. Intermediate Government Income Fund may purchase securities on margin. When the Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder, typically from the Fund's broker. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks described in "Borrowing" above. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

TECHNIQUES INVOLVING LEVERAGE. Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when

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issued or forward commitment basis. In addition, certain funds may engage in dollar roll transactions and Intermediate Government Income Fund may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when the Adviser to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders with a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash, U.S. Government Securities and other liquid, debt securities in accordance with SEC guidelines. The accounts value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include: (i) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make

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payments under a cap or floor (see "Swap Agreements" above); and (ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100% leveraged.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also

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achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between 5 and 12 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.
GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is Ginnie Mae, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by Fannie Mae, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and Freddie Mac, a corporate instrumentality of the United States Government. While Fannie Mae and Freddie Mac each guarantee the payment of principal and interest on the securities they issue, unlike Ginnie Mae securities, their securities are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage obligations ("CMOs"), which are described below. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect

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----
----
government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities. ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they also may have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations collateralized by mortgages or mortgage pass-through securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on

----
----
each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Fund may invest more than 15% (10% in the case of Income Fund and Total Return Bond
Fund) of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.
Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

FOREIGN SECURITIES. Stable Income Fund and Income Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). Each Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. Investments in foreign companies involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of

----
----
issue and the possible imposition of exchange controls, withholding taxes on interest payments, confiscatory taxes or expropriation. Foreign securities also may be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.

FUTURES CONTRACTS AND OPTIONS. Each of Stable Income Fund and Intermediate Government Income Fund may (and the other Funds may in the future) seek to enhance its return through the writing (selling) and purchasing exchange-traded and over-the-counter options on fixed income securities or indices. These Funds also may attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Funds only may write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. A Fund may enter into these futures contracts only if the aggregate of initial deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

RISK CONSIDERATIONS. A Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on Norwest's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may limit a Fund's ability to limit exposures by closing its positions; (v) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and
(vi) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

----
----

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

----
----

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of a stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the fixed income or equity securities comprising the index is made. Generally, futures contracts are closed out prior to the expiration date of the contract.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

----
----

                                                                  4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees, and the business of each Core Portfolio is managed under the direction of the board of trustees of Core Trust ("Core Board"). The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services directly to Intermediate Government Income Fund and Income Fund and indirectly to Stable Income Fund and Total Return Bond Fund through its investment advisory services to the Core Portfolios. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately $42.6 billion.

INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, certain of the Core Portfolios and Norwest have retained the services of various investment subadvisers as follows:

                                          INVESTMENT
                                          SUBADVISER
                                            OF CORE
FUND                 CORE PORTFOLIO(S)     PORTFOLIO
-----------------------------------------------------
Stable Income Fund  Stable Income         Galliard
                    Portfolio
Total Return Bond   Total Return Bond     UCM
  Fund              Portfolio

Galliard and UCM make investment decisions for the Core Portfolios to which they act as investment subadviser and continuously review, supervise and administer the Core Portfolio's investment programs with respect to that portion, if any, of the Portfolios' assets that Norwest believes should be managed by Galliard or UCM. Currently, Galliard and UCM manage all of the assets of the Core Portfolios for which they subadvise. Norwest supervises the performance of Galliard and UCM, including their adherence to the Portfolios' investment objectives and policies.

GALLIARD CAPITAL MANAGEMENT, INC. Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisory subsidiary of Norwest Bank. Galliard provides investment

----
----
advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of March 31, 1997 Galliard managed over $2.95 billion in assets.

UNITED CAPITAL MANAGEMENT. UCM, which is located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274, is a division of Norwest Bank Colorado, N.A., a subsidiary of Norwest Corporation. UCM provides specialized investment advisory services to various institutional pension accounts. As of March 31, 1997 UCM managed over $2.05 billion in assets.

PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest, Galliard and UCM contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers may perform portfolio management and other duties for Norwest Bank.

     STABLE INCOME FUND/STABLE INCOME PORTFOLIO - Karl P. Tourville. Mr. Tourville has been a principal of Galliard since 1995. He has been associated with Norwest and its affiliates since 1986, most recently as Vice President and Senior Portfolio Manager.

     INTERMEDIATE GOVERNMENT INCOME FUND AND INCOME FUND - Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1992. Ms. Grace was a portfolio manager of Norwest Bank from 1992-1993; an Institutional Salesperson with Norwest Investment Services, Inc. from 1991-1992; a portfolio manager with United Banks of Colorado from 1989-1991; and Vice President and portfolio manager with Colombia Savings and Loan from 1987-1989.

     TOTAL RETURN BOND FUND/TOTAL RETURN BOND PORTFOLIO - David B. Kinney. Mr. Kinney is a Vice President of UCM. He has been associated with Norwest and its affiliates since 1981.

ADVISORY FEES. For its services, Norwest receives investment advisory fees from the Funds (or to the extent a Fund invests in a Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.


                                              INVESTMENT ADVISORY
FUND                                                  FEE
-----------------------------------------------------------------
Stable Income Fund (Stable Income
  Portfolio)................................           0.30%
Intermediate Government Income Fund.........           0.33%
Income Fund.................................           0.50%
Total Return Bond Fund (Total Return Bond
  Portfolio)................................           0.50%

----
----

Norwest (and not the Core Portfolios) pays Galliard and UCM a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Core Portfolio to Norwest for investment advisory services.

Stable Income Fund and Total Return Bond Fund may withdraw their investments from their respective Core Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. See "Other Information - Core and Gateway Structure." Accordingly, Stable Income Fund and Total Return Bond Fund have retained Norwest as their investment adviser. Similarly, in the event that a Fund withdraws its investment from its respective Core Portfolio: (i) Stable Income Fund has retained Galliard as its investment subadviser; and (ii) Total Return Bond Fund has retained UCM as its investment subadviser. Under these "dormant" investment advisory arrangements, none of Norwest, Galliard or UCM receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio or any other investment companies. In the event that Stable Income Fund or Total Return Bond Fund were to withdraw there assets from their respective Core Portfolios, Norwest would receive an investment advisory fee at the same rate as it does for the Core Portfolio. Pursuant to the Funds' dormant investment subadvisory agreements, Norwest (and not the Funds) would pay Galliard and UCM, as applicable, a fee for their investment subadvisory services.

MANAGEMENT, ADMINISTRATION AND
DISTRIBUTION SERVICES

As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others, including the Funds' custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring the sales of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of dividends and distributions to shareholders.

As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and

----
----
FAS each receives a fee with respect to each Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.0375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets.

FAS also serves as an administrator of each Core Portfolio and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio at an annual rate of 0.10% of the Portfolio's average daily net assets.

Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Forum also acts as the distributor of the Shares. As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. Normally, Forum will make payments to broker-dealers as discussed under "Characteristics of The Shares." From its own resources, Forum may pay additional fees to broker-dealers or other persons for distribution or other services related to the Funds. For further information about the Funds' distribution plan, including the fees payable thereunder, see "Characteristics of The Shares."

SHAREHOLDER SERVICING AND
CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund.

----
----

Norwest Bank also serves as each Fund's and each Core Portfolio's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.01% of the next $200 million of the Fund's or Core Portfolio's average daily net assets and 0.005% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is payable by the Fund to the extent the Fund is invested in a Core Portfolio.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Except as otherwise noted fee waivers are voluntary and may be reduced or eliminated at any time.

Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Total Return Bond Fund's total combined operating expenses through May 31, 1998 at the same levels as the Fund's total operating expenses prior to May 31, 1997 (0.75% for A Shares and 1.50% for B Shares). After May 31, 1988, any proposed reduction in the amount of those waivers and reimbursements would be reviewed by the Board.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of Stable Income Fund and Total Return Bond Fund include the Fund's pro rata share of the operating expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

----
----

5.CHOOSING A SHARE CLASS

Investors should compare sales charges and fees before selecting a particular class of shares. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and maintenance fee and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares purchased at the same time and whether that differential would be offset by the higher yield of A Shares. A summary of the charges applicable to shares of each Fund is listed under "Prospectus Summary - Expense Information." Sales personnel of broker-dealers and other financial institutions selling a Fund's shares may receive differing compensation for selling A Shares and B Shares.
Because initial sales charges are deducted at the time of purchase, investors purchasing a Fund's A Shares receive fewer shares than if the sales charge were not deducted and, accordingly, do not have the entire purchase price invested. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider whether, in light of the initial sales charge and its effect on the amount of the purchase price invested, purchases of A Shares are more or less advantageous than purchases of B Shares with their associated accumulated continuing distribution and maintenance charges. For example, based on estimated current fees and expenses, an investor in each Fund other than Stable Income Fund subject to the 3.75% initial sales charge who elects to reinvest all dividends and distributions would have to hold the shareholder's investment approximately five years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge. An investor in Stable Income Fund subject to the 1.50% initial sales charge who elects to reinvest all dividends and distributions would have to hold the shareholder's investment approximately two years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge. The foregoing examples does not take into account the time value of money, fluctuations in net asset value or the effects of different performance assumptions.

----
----

A SHARES

The public offering price of A Shares is their next-determined net asset value plus an initial sales charge assessed as follows (no sales charge is assessed on the reinvestment of dividends or distributions):


                                                              BROKER-
                                                              DEALERS'
                                   SALES CHARGE            REALLOWANCE AS
                                AS A PERCENTAGE OF          A PERCENTAGE
                         ................................   OF OFFERING
AMOUNT OF PURCHASE       OFFERING PRICE  NET ASSET VALUE*      PRICE

-------------------------------------------------------------------------
Less than $50,000......         1.50%            1.52%            1.35%
$50,000 to $99,999.....         1.00%            1.01%            0.90%
$100,000 to $499,000...         0.75%            0.76%            0.70%
$500,000 to $999,000...         0.50%            0.50%            0.45%
$1,000,000 and over....       None             None             None

* Rounded to the nearest one-hundredth percent

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND AND TOTAL RETURN BOND FUND


                                                              BROKER-
                                                              DEALERS'
                                   SALES CHARGE            REALLOWANCE AS
                                AS A PERCENTAGE OF          A PERCENTAGE
                         ................................   OF OFFERING
AMOUNT OF PURCHASE       OFFERING PRICE  NET ASSET VALUE*      PRICE

-------------------------------------------------------------------------
Less than $50,000......         3.75%            3.90%            3.40%
$50,000 to $99,999.....         3.25%            3.36%            2.95%
$100,000 to $499,000...         2.25%            2.30%            2.05%
$500,000 to $999,000...         1.75%            1.78%            1.60%
$1,000,000 and over....       None             None             None

* Rounded to the nearest one-hundredth percent

Forum may pay a broker-dealers' reallowance to selected broker-dealers purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum will reallow discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Forum may elect to reallow the entire sales charge to selected broker-dealers for all sales with respect to which orders are placed with Forum. The broker-dealers' reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 0.75% (0.50% in the case of Stable Income Fund) of the value of Fund shares purchased at net asset value.

----
----

In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging;
(ii) tickets for entertainment events; and (iii) merchandise.

No sales charge is assessed on purchases: (i) by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended); (ii) by trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; (iii) by any registered investment adviser with whom Forum has entered into a Share purchase agreement and which is acting on behalf of its fiduciary customer accounts; or (iv) of A Shares of a Fund made through the Directed Dividend Option from a fund of the Trust that charges a front-end sales charge (see "Dividends and Tax Matters"). Shares sold without a sales charge may not be resold except to the Fund, and share purchases must be made for investment purposes.

REINSTATEMENT PRIVILEGE. An investor who has redeemed A Shares of a Fund may, within 60 days following the redemption, purchase without a sales charge A Shares in an amount up to the amount of the redemption. Investors who desire to exercise this "Reinstatement Privilege" should contact the Trust for further information.

INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of A Shares of a Fund with the proceeds of a redemption at net asset value, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the A Shares of that Fund. Investors should contact the Trust for further information and to obtain the necessary forms.

REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, an investor or the investor's Processing Organization must notify the Transfer Agent at the time of purchase of the investor's intention to qualify and must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. Further information about reduced sales charges is contained in the SAI.

SELF-DIRECTED 401(K) PROGRAMS. Purchases of A Shares of a Fund through self-directed 401(k) programs and other qualified retirement plans offered by

----
----
Norwest, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional A Shares of a Fund may qualify for rights of accumulation ("ROA") under which the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all A Shares of that Fund held by the investor. For example, if an investor in Intermediate Government Income Fund, Income Fund or Total Return Bond Fund owned A Shares of the Fund worth $500,000 at the then current net asset value and purchased A Shares of that Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 1.75% rate applicable to a $550,000 purchase, rather than at the 3.25% rate applicable to a $50,000 purchase.

In addition, an investor in a Fund that has previously purchased A Shares of any other fund of the Trust that is sold with a sales charge equal to or greater than the sales charge imposed on the A Shares of the Fund ("Eligible Fund") also may qualify for ROA and may aggregate existing investments in A Shares of Eligible Funds with current purchases of A Shares of the Fund to determine the applicable sales charge. In addition, purchases of A Shares of a Fund by an investor and the investor's spouse, direct ancestor or direct descendant may be combined for purposes of ROA.

STATEMENT OF INTENTION. Investors in A Shares also may obtain reduced sales charges based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $50,000 or more in A Shares of a Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of a Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or a Statement of Intention and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.

----
----

STABLE INCOME FUND


                                            CONTINGENT DEFERRED
                                          SALES CHARGE AS A % OF
                         PERIOD SHARES     DOLLAR AMOUNT SUBJECT
AMOUNT OF PURCHASE           HELD                TO CHARGE
-----------------------------------------------------------------
$1,000,000 to          Less than one
  $4,999,999.........  year                          0.50%
                       One to two years              0.25%
                       Less than one
Over $5,000,000......  year                          0.25%

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND AND TOTAL RETURN BOND FUND


                                            CONTINGENT DEFERRED
                                          SALES CHARGE AS A % OF
                         PERIOD SHARES     DOLLAR AMOUNT SUBJECT
AMOUNT OF PURCHASE           HELD                TO CHARGE
-----------------------------------------------------------------
$1,000,000 to          Less than one
  $2,499,999.........  year                          0.75%
                       One to two years              0.50%
$2,500,000 to          Less than one
  $4,999,999.........  year                          0.50%
                       Less than one
Over $5,000,000......  year                          0.25%

No contingent deferred sales charge is charged on redemptions to the same extent as described under "B Shares - Contingent Deferred Sales Charge" below. The contingent deferred sales charge on shares purchased through an exchange from another fund of the Trust is based upon the original purchase date and price of the other fund's shares. For A shareholders with a Statement of Intention that do not purchase $1,000,000 of a Fund's A Shares pursuant to their Statement, no contingent deferred sales charge is imposed. The Statement of Intention provides for a contingent deferred sales charge in certain other cases. Further information about the contingent deferred sales charge is contained in the SAI.

B SHARES

DISTRIBUTION PLAN. B Shares are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to B Shares, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") providing for distribution payments, at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to B Shares (the "distribution services fee"), by each Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from each Fund comprise: (i) sales commissions at levels set from time to time by the Board ("sales commissions"); and (ii) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges (as described below). The current sales commission rate is 3% (1.5% in the case of Stable Income Fund) and Forum currently expects to pay sales commissions to each broker-

----
----
dealer at the time of sale of up to 3% (1.5% in the case of Stable Income Fund) of the purchase price of B Shares of each Fund sold by the broker-dealer.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares. The combined contingent deferred sales charge and distribution services fee on B Shares are intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares, such as the payment of compensation to broker-dealers selling B Shares. Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of B Shares.

Under the Plan, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to that Fund. Uncovered distribution charges are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1996, Stable Income Fund, Intermediate Government Income Fund, Income Fund and Total Return Bond Fund had uncovered distribution expenses of $17,409; $230,269; $86,309; and $52,580, respectively, or approximately
2.01%, 2.16%, 2.67% and 2.51%, of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to a Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing B Shares.

Pursuant to the Plan, each Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to the B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of B Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause a Fund's B Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to a Fund, the Fund may continue to pay maintenance fees.

----
----

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase B Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to that Fund. In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit each Fund and its B shareholders.

Periods with a high level of sales of B Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of B Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges. A high level of sales of B Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

CONTINGENT DEFERRED SALES CHARGE. B Shares of a Fund that are redeemed within four years of purchase (two years of purchase in the case of the Stable Income
Fund) will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of B Shares of a Fund and their redemption.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the B Shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on

----
----
increases in net asset value above the initial purchase price. In addition, no charge will be assessed on B Shares derived from the reinvestment of dividends and distributions.


                            CONTINGENT DEFERRED SALES CHARGE AS A % OF
                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                            ..........................................
                                                     INTERMEDIATE
                                                      GOVERNMENT
                                                 INCOME FUND, INCOME
                                                FUND AND TOTAL RETURN
YEAR SINCE PURCHASE         STABLE INCOME FUND        BOND FUND

----------------------------------------------------------------------
First.....................            1.5%                  3.0%
Second....................           0.75%                  2.0%
Third.....................         None                     2.0%
Fourth....................         None                    1.0        %
Fifth.....................         None                  None
Sixth.....................         None                  None

Redemptions of Shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from B Shares of the Fund held for over four years (two years in the case of the Stable Income Fund), and fourth from the longest outstanding B Shares of the Fund held for less than four years (two years in the case of the Stable Income Fund).

No contingent deferred sales charge is imposed on: (i) redemptions of Shares acquired through the reinvestment of dividends and distributions; (ii) involuntary redemptions by a Fund of shareholder accounts with low account balances; (iii) redemptions of Shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (v) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.

CONVERSION FEATURE.  After six years (four years in the case of Stable Income
Fund) from the end of the calendar month in which the shareholder's purchase order for B shares was accepted, the Shares will automatically convert to A Shares of that Fund. The conversion will be on the basis of the relative net asset values of the Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, B Shares of a Fund purchased by a shareholder through the reinvestment of dividends and distributions will be considered to be held in a separate sub-account. Each time any B Shares in the

----
----
shareholder's account (other than those in the sub-account) convert, a corresponding pro rata portion of those shares in the sub-account will also convert. The conversion of B Shares to A Shares is subject to the continuing availability of certain opinions of counsel and the conversion of a Fund's B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions of the Fund's B Shares would occur, and shares might continue to be subject to a distribution services and maintenance fee for an indefinite period.

----
----

                                                           6.  HOW TO BUY SHARES

MINIMUM INVESTMENT

There is a $1,000 minimum for initial purchases ($5,000 in the case of Stable Income Fund) and a $100 minimum for subsequent purchases of Shares of the Funds. A Fund may in its discretion waive the investment minimums. Shareholders who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimum. See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters."

The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

INITIAL PURCHASES
THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.

1. BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed under "Account Application." Checks or money orders are accepted at full value subject to collection. If a check or money order does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.

2. BY BANK WIRE. Investors may make an initial investment in a Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

     NORWEST BANK MINNESOTA, N.A.
     ABA 091 000 019
     FOR CREDIT TO: NORWEST FUNDS
          0844-131
          RE:  [NAME OF FUND]
               [DESIGNATE A SHARES OR B SHARES]
          ACCOUNT NO.:
          ACCOUNT NAME:

----
----

The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

3. THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase A Shares of a Fund, may receive payments from Forum with respect to sales of B Shares and may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Funds' procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations also may enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES
Subsequent purchases may be made by mailing a check, by sending a bank wire or through a shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

----
----

ACCOUNT APPLICATION

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

     NORWEST FUNDS
     [NAME OF FUND]
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT
     733 MARQUETTE AVENUE
     MINNEAPOLIS, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

GENERAL INFORMATION

Fund shares are continuously sold on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order plus, in the case of the A Shares, any applicable sales charge imposed at the time of purchase.

Fund shares become entitled to receive dividends and distributions on the next Fund Business Day after a purchase order is accepted.

All payments for Shares must be in U.S. dollars. Investments in the Funds may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

----
----

7.HOW TO SELL SHARES

GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day subject to a contingent deferred sales charge imposed, in the case of A Shares, on some redemptions made within two years of purchase and, in the case of B Shares, on most redemptions made within four years of purchase (two in the case of Stable Income Fund). There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to a Fund, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in a Fund may redeem their Shares as described below. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

1. BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with

----
----
signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."

2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "How to Sell Shares - Other Redemption Matters."

3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS

To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) any endorsement on a share certificate; (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Shareholders who want to telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the

----
----
resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 ($5,000 in the case of Stable Income Fund) immediately following any redemption.

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                                                  8.  OTHER SHAREHOLDER SERVICES

EXCHANGES

Shareholders of A Shares and B Shares may exchange their shares for A Shares and B Shares, respectively, of the other funds of the Trust that offer those shares. As of the date of this Prospectus, the funds of the Trust that offer A Shares and B Shares, which are offered through separate prospectuses, are Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. It is anticipated that the Trust may in the future create additional funds that will offer shares that will be exchangeable with the Funds' Shares. In addition, A Shares may be exchanged for Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund of the Trust. B Shares may be exchanged for Exchange Shares of Ready Cash Investment Fund. Prospectuses for the shares of the funds listed above, as well as a current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds, can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees (other than contingent deferred sales charges) charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

Under federal tax law, the Funds treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

SALES CHARGES. The exchange of A Shares may result in additional sales charges. If an exchange of A Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay an amount equal to any excess of that fund's initial sales charge attributable to the number of shares being acquired in the exchange over any initial sales charge paid by the shareholder for the shares being exchanged. For example, if a shareholder paid a 2% initial sales charge in connection with a purchase of shares and then

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exchanged those shares into A Shares of another fund with a 3% initial sales charge, the shareholder would pay an additional 1% sales charge on the exchange. A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

Shares of a Fund ("Original Shares") may be exchanged without the payment of any contingent deferred sales charge. A and B Shares acquired as a result of such exchange ("New Shares") and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Original Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the New Shares and, in the case of B Shares, the time remaining before the New B Shares convert to A Shares of that Fund, the deferred sales charge and the time remaining applicable to the Original Shares will apply to the New Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Shares first purchased by a shareholder will apply to New Shares resulting from both an initial and any subsequent exchanges.

1. EXCHANGES BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."

2. EXCHANGES BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "How to Sell Shares - Other Redemption Matters."

AUTOMATIC INVESTMENT PLAN

Under the Funds' Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in either A or B Shares of a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell Shares - Other Redemption Matters."

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INDIVIDUAL RETIREMENT ACCOUNTS

The Funds may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

AUTOMATIC WITHDRAWAL PLAN
A shareholder whose Shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $1,000 at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

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9.DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of Stable Income Fund's and Intermediate Government Income Fund's net investment income are declared and paid monthly. Dividends of Income Fund's and Total Return Bond Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by a Fund are distributed annually. Dividends and distributions paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on a Fund's B Shares will be lower than the per share dividends on A Shares as a result of the distribution services fees and maintenance fees applicable to B Shares.
Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Distributions of net long-term capital gain by a Fund are taxable to shareholders of the Fund as long-term capital gain, regardless of the length of

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time the shareholder may have held Shares in the Fund at the time of distribution. If a shareholder holds Shares for six months or less and during that period receives a long-term capital gain distribution, any loss realized on the sale of the Shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends from Stable Income Fund and Intermediate Government Income Fund and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, these dividends or a distribution made shortly after the purchase of Shares by a shareholder, although in affect a return of capital to that particular shareholder, will be taxable to the shareholder as described above.

Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.

CORE PORTFOLIOS. Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' interests in the Core Portfolio, regardless of whether such amounts have been distributed by the Core Portfolio to the Funds.

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10.OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Fund is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Fund or Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds do not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PERFORMANCE INFORMATION

A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are

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not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as a Fund) and may divide portfolios or series into classes of shares (such as A Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.
OTHER CLASSES OF SHARES. The Funds currently issue three classes of shares, A Shares, B Shares and I Shares. I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates without any sales charges. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or

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voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.

As of May 1, 1997, Seret & Co., a nominee of Norwest Bank Colorado, N.A. through which some of its customers own shares of the Funds, may be deemed to have controlled Total Return Bond Fund. As of the same date, BHC Securities, Inc., a nominee of Norwest Bank, through which some of its customers own shares of the Funds, owned of record more than 25% of the outstanding A Shares of Income Fund. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE

Stable Income Fund and Total Return Bond Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Each Core Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the ,1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of Core Trust.

THE CORE PORTFOLIO. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of

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the Core Portfolio's expenses. As of June 1, 1997, several other funds of the
Trust invested a portion of their assets in Stable Income Portfolio and Total Return Bond Portfolio.

A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if Total Return Bond Portfolio had a large investor other than Total Return Bond Fund that redeemed its interest, Total Return Bond Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors holding a majority interest in a Core Portfolio could have voting control of the Core Portfolio.

Each Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares

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are being sold by the portfolio manager of another Core Portfolio in which the
Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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           [LOGO]                                     BULK RATE
                                                     U.S. POSTAGE
                                                        PAID
                                                   PERMIT NO. 3489
                                                   MINNEAPOLIS, MN
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          [LOGO]

          SHAREHOLDER INFORMATION:

               Norwest Bank Minnesota, N.A.
               733 Marquette Avenue
               Minneapolis, Minnesota 55479-0040
               612-667-8833 (MINNEAPOLIS/ST. PAUL)
               800-338-1348 (ELSEWHERE)

          -COPYRIGHT- 1997 NORWEST ADVANTAGE FUNDS
          MFBPB002 6/97

P        R        O        S        P        E        C        T       U       S

                                                      JUNE 1, 1997

                                                   MONEY MARKET FUNDS

                                                  CASH INVESTMENT FUND
                                               READY CASH INVESTMENT FUND
                                                  U.S. GOVERNMENT FUND
                                                      TREASURY FUND
                                               MUNICIPAL MONEY MARKET FUND

                                     ...........................................

                                                   FIXED INCOME FUNDS

                                                   STABLE INCOME FUND
                                           INTERMEDIATE GOVERNMENT INCOME FUND
                                                  DIVERSIFIED BOND FUND
                                                       INCOME FUND
                                                 TOTAL RETURN BOND FUND

                                     ...........................................

                                               TAX-FREE FIXED INCOME FUNDS

                                               LIMITED TERM TAX-FREE FUND
                                                  TAX-FREE INCOME FUND
                                                 COLORADO TAX-FREE FUND
                                                 MINNESOTA TAX-FREE FUND

                                     ...........................................

                                                     BALANCED FUNDS

                                               CONSERVATIVE BALANCED FUND
                                                 MODERATE BALANCED FUND
                                                  GROWTH BALANCED FUND

                                     ...........................................

                                                      EQUITY FUNDS

                                                       INDEX FUND
                                                   INCOME EQUITY FUND
                                                 VALUGROWTHSM STOCK FUND
                                                 DIVERSIFIED EQUITY FUND
                                                   GROWTH EQUITY FUND
                                                LARGE COMPANY GROWTH FUND
                                                SMALL COMPANY STOCK FUND
                                                SMALL COMPANY GROWTH FUND
                                              SMALL CAP OPPORTUNITIES FUND
                                                  CONTRARIAN STOCK FUND
                                                   INTERNATIONAL FUND

                                                         [LOGO]
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                 [LOGO]

--------------------------------------------------------------------------------

PROSPECTUS

JUNE 1, 1997


This Prospectus offers shares of twenty-eight separate portfolios (each a "Fund" and collectively the "Funds") of Norwest Funds (the "Trust"), which is a registered, open-end, management investment company, as follows: (i) five MONEY MARKET FUNDS - Shares of Cash Investment Fund, Institutional and Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund and Treasury Fund and Institutional and Investor Shares of Municipal Money Market Fund (the "Money Market Funds"); (ii) I Shares of five FIXED INCOME FUNDS - Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund (the "Fixed Income Funds"); (iii) I Shares of four TAX-FREE FIXED INCOME FUNDS - Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund (the "Tax-Free Fixed Income Funds"); (iv) I Shares of three BALANCED FUNDS - Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Balanced Funds"); and (v) I Shares of eleven EQUITY FUNDS - Index Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund (the "Equity Funds"). The Institutional Shares, Investor Shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund (which offer a single class of shares) and I Shares offered in this Prospectus are collectively referred to as "Shares."



READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Summary" and "Other Information - Core and Gateway-Registered Trademark- Structure."



CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND each seeks to achieve its investment objective by investing in various portfolios of another registered open-end, management investment company, each of which invests using a different investment style. See "Summary" and "Other Information - Core and Gateway Structure."



Each other Fund seeks to achieve its investment objective by investing directly in portfolio securities.



Shares of Colorado Tax-Free Fund and Minnesota Tax-Free Fund are offered solely to residents of Colorado and Minnesota, respectively.



This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to each Fund dated June 1, 1997, as may be further amended from time to time, which is available for reference on the SEC's Web Site (http://www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.



NORWEST FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.



AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT ANY OF THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                                               PAGE
1.         SUMMARY......................................................................          3

2.         FINANCIAL HIGHLIGHTS.........................................................         14

3.         INVESTMENT OBJECTIVES AND POLICIES...........................................         22
           Money Market Funds...........................................................         22
           Fixed Income Funds...........................................................         26
           Tax-Free Income Funds........................................................         30
           Balanced Funds...............................................................         35
           Equity Funds.................................................................         39
           Core Portfolio Descriptions..................................................         49

4.         ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS.......................         51
           General Information..........................................................         51
           Common Policies of the Funds.................................................         53

5.         MANAGEMENT OF THE FUNDS......................................................         57
           Investment Advisory Services.................................................         58
           Management, Administration and Distribution Services.........................         65
           Shareholder Servicing and Custody............................................         66
           Expenses of the Funds........................................................         66

6.         PURCHASES AND REDEMPTIONS OF SHARES..........................................         67
           General Purchase Information.................................................         67
           Purchase Procedures..........................................................         68
           General Redemption Information...............................................         70
           Redemption Procedures........................................................         71
           Exchanges....................................................................         71
           Shareholder Services.........................................................         72

7.         DIVIDENDS AND TAX MATTERS....................................................         74
           Dividends....................................................................         74
           Tax Matters..................................................................         74

8.         OTHER INFORMATION............................................................         76
           Banking Law Matters..........................................................         76
           Determination of Net Asset Value.............................................         77
           Performance Information......................................................         77
           The Trust and Its Shares.....................................................         78
           Core and Gateway Structure...................................................         79
           APPENDIX A...................................................................         81
           Investments, Investment Strategies and Risk Considerations

1. SUMMARY

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

WHO SHOULD INVEST


I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares and the single class of shares offered by each of Cash Investment Fund, U.S. Government Fund and Treasury Fund are designed primarily for institutional clients. Investor Shares are designed for retail investors and incur more expenses than Institutional Shares. While no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.


THE FUNDS


Shares of twenty-eight Funds are offered by this Prospectus: (i) five MONEY MARKET FUNDS - shares of Cash Investment Fund, Institutional and Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund and Treasury Fund and Institutional and Investor Shares of Municipal Money Market Fund; (ii) I Shares of five FIXED INCOME FUNDS - Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund;
(iii) I Shares of four TAX-FREE FIXED INCOME FUNDS - Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund; (iv) I Shares of three BALANCED FUNDS - Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund; and (v) I Shares eleven EQUITY FUNDS - Diversified Equity Fund, Growth Equity Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. Only the Shares indicated are offered by this Prospectus. Other classes of shares of a Fund that currently offers other classes of shares, are offered by separate prospectuses that may be obtained by contacting the Trust. Shares of each class of each Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."


MONEY MARKET FUNDS


Each of the Money Market Funds (except Municipal Money Market Fund) seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Municipal Money Market Fund seeks to provide high current income which is exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. CASH INVESTMENT FUND and READY CASH INVESTMENT FUND each pursue their investment objectives by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers. U.S. GOVERNMENT FUND pursues its investment objective by investing primarily in securities that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. TREASURY FUND pursues its investment objective by investing solely in obligations that are issued or guaranteed by the United States Treasury. MUNICIPAL MONEY MARKET FUND pursues its investment objective by investing primarily in tax-exempt municipal securities.


FIXED INCOME FUNDS


STABLE INCOME FUND seeks to maintain safety of principal and provide low volatility total return by investing primarily in investment grade short-term obligations. INTERMEDIATE GOVERNMENT INCOME FUND seeks income and safety of principal by investing primarily in U.S. Government Securities. The Fund seeks to moderate its volatility by using a conservative approach in structuring the maturities of its investment portfolio. DIVERSIFIED BOND FUND seeks to provide total return by diversifying its investments among different fixed-income investment styles. This objective is pursued through investments in several fixed income styles. INCOME FUND seeks to provide total return consistent with current income. This objective is pursued by investing in a portfolio of fixed income securities issued by domestic and foreign issuers. TOTAL RETURN BOND FUND seeks total return. This objective is pursued by investing in a portfolio of U.S. Government and investment-grade corporate fixed income securities.


TAX-FREE FIXED INCOME FUNDS


LIMITED TERM TAX-FREE FUND seeks to produce current income exempt from Federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax, and maintains an average dollar weighted portfolio maturity of between 1 and 5 years. TAX-FREE INCOME FUND seeks to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax. COLORADO TAX-FREE FUND seeks to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with preservation of capital. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Colorado issuers. MINNESOTA TAX-FREE FUND seeks to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Minnesota issuers.


BALANCED FUNDS


CONSERVATIVE BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income instruments through investment in several equity and fixed income investment styles. Of the Balanced Funds, Conservative Balanced Fund most emphasizes safety of principal through limited exposure to equity securities. MODERATE BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments through investment in several equity and fixed income investment styles. Moderate Balanced Fund is more evenly balanced between fixed income and equity securities than the other Balanced Funds. GROWTH BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds through investment in several equity and fixed income investment styles. Growth Balanced Fund has the largest equity component of the Balanced Funds.


EQUITY FUNDS


INDEX FUND seeks to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. INCOME EQUITY FUND seeks to provide long-term capital appreciation consistent with above-average dividend income. VALUGROWTH STOCK FUND seeks to provide long-term capital appreciation. The Fund invests primarily in medium and large capitalization companies that, in the view of the Fund's investment adviser, possess above average growth prospects and appear to be undervalued. DIVERSIFIED EQUITY FUND seeks long-term capital appreciation while moderating annual return volatility by diversifying its investments among five different equity investment styles. GROWTH EQUITY FUND seeks a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments among three different equity investment styles. Growth Equity Fund assumes a higher level of risk than Diversified Equity Fund in order to seek increased returns. LARGE COMPANY GROWTH FUND seeks long-term capital appreciation by investing in large, high-quality domestic companies that the investment adviser believes have superior growth potential. SMALL COMPANY STOCK FUND seeks long-term capital appreciation. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. SMALL COMPANY GROWTH FUND seeks to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that are either growing rapidly or completing a period of significant change. THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS. SMALL CAP OPPORTUNITIES FUND seeks capital appreciation. Current income will be incidental to the objective of capital appreciation. CONTRARIAN STOCK FUND seeks capital appreciation. This objective is pursued by investing primarily in common stocks for which the Fund's investment adviser believes there is significant potential for price appreciation. INTERNATIONAL FUND seeks long-term capital appreciation. This objective is pursued by investing, directly or indirectly, in high quality companies based outside the United States.


FUND STRUCTURES


READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each seek to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company (each a "Core Trust") that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Core Portfolio. See "Other Information - Core and Gateway Structure." The Funds and the Core Portfolios in which they invest are:



FUND                                CORE PORTFOLIO
----------------------------------  ------------------------------------------------
Ready Cash Investment Fund          Prime Money Market Portfolio
Stable Income Fund                  Stable Income Portfolio
Total Return Bond Fund              Total Return Bond Portfolio
Index Fund                          Index Fund Portfolio
Income Equity Fund                  Income Equity Portfolio
Large Company Growth Fund           Large Company Growth Portfolio
Small Company Stock Fund            Small Company Stock Portfolio
Small Company Growth Fund           Small Company Growth Portfolio
Small Cap Opportunities Fund        Schroder U.S. Smaller Companies Portfolio
International Fund                  International Portfolio



CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND each seeks to achieve its investment objective by investing all of its investable assets in various portfolios (each a "Core Portfolio") of two registered, open-end, management investment companies (each a "Core Trust"). Each Core Portfolio invests using a different investment style. See "Other Information - Core and Gateway Structure." The Funds and the Core Portfolios in which they currently invest are:



FUND                                CORE PORTFOLIOS
----------------------------------  ------------------------------------------------
Cash Investment Fund                Money Market Portfolio
                                    Prime Money Market Portfolio
Diversified Bond Fund               Positive Return Portfolio
                                    Total Return Bond Portfolio
                                    Managed Fixed Income Portfolio
Conservative Balanced Fund          Money Market Portfolio
                                    Stable Income Portfolio
                                    Positive Return Portfolio
                                    Total Return Bond Portfolio
                                    Managed Fixed Income Portfolio
                                    Each of the seven Core Portfolios in which
                                    Diversified Equity Fund invests

FUND                                CORE PORTFOLIOS
----------------------------------  ------------------------------------------------
Moderate Balanced Fund              Stable Income Portfolio
                                    Positive Return Portfolio
                                    Total Return Bond Portfolio
                                    Managed Fixed Income Portfolio
                                    Each of the seven Core Portfolios in which
                                    Diversified Equity Fund invests
Growth Balanced Fund                Positive Return Portfolio
                                    Total Return Bond Portfolio
                                    Managed Fixed Income Portfolio
                                    Each of the seven Core Portfolios in which
                                    Diversified Equity Fund Invests
Diversified Equity Fund             Small Company Stock Portfolio
                                    Small Company Growth Portfolio
                                    Small Company Value Portfolio
                                    Index Portfolio
                                    Income Equity Portfolio
                                    Large Company Growth Portfolio
                                    International Portfolio
Growth Equity Fund                  Small Company Stock Portfolio
                                    Small Company Growth Portfolio
                                    Small Company Value Portfolio
                                    Large Company Growth Portfolio
                                    International Portfolio



The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Core Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described under "Investment Objectives and Policies" for each Fund. Upon approval by the Board of Trustees of the Trust and notification of shareholders, each Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.



U.S. GOVERNMENT FUND, TREASURY FUND, MUNICIPAL MONEY MARKET FUND, INTERMEDIATE GOVERNMENT INCOME FUND, INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA TAX-FREE FUND, VALUGROWTH STOCK FUND and CONTRARIAN STOCK FUND each seeks to achieve its investment objective by investing directly in portfolio securities.


MANAGEMENT OF THE FUNDS

ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Funds' investment adviser. Norwest also is the investment adviser of each Core Portfolio other than Schroder U.S. Smaller Companies Portfolio and International Portfolio. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of December 31, 1996, with its affiliates, managed over $42.6 billion in assets. See "Management of the Funds - Investment Advisory Services." Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust, serves as the custodian of each Core Portfolio other than Schroder U.S. Smaller Companies Portfolio and provides administrative services to Small Cap Opportunities Fund and International Fund. See "Management of the Funds - Shareholder Servicing and Custody" and "- Management, Administration and Distribution Services."

Each Fund that invests in one or more Core Portfolios incurs investment advisory fees indirectly through the investment advisory fees paid by the Core Portfolios; Norwest is paid an investment advisory fee directly by the other Funds. In addition, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund each pay Norwest an asset allocation fee for Norwest's services with respect to the allocation of the Fund's assets to and among the various Core Portfolios ("Asset Allocation Services"). Cash Investment Fund does not vary the percentages of its assets invested in the Core Portfolios in which it invests and, accordingly, pays no asset allocation Fee.



UNITED CAPITAL MANAGEMENT ("UCM"), a part of Norwest Bank Colorado, N.A., is the investment subadviser of Total Return Bond Fund/Total Return Bond Portfolio and Contrarian Stock Fund. It is also an investment subadviser of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund. UCM provides specialized investment advisory services to various institutional pension accounts. See "Management - Investment Advisory Services."



GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Stable Income Fund/Stable Income Portfolio, and Managed Fixed Income Portfolio. It is also an investment subadviser of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. See "Management - Investment Advisory Services."



CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Small Company Stock Fund/Small Company Stock Portfolio. It is also an investment subadviser of Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors. See "Management - Investment Advisory Services."



PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Small Company Growth Fund/Small Company Growth Portfolio, Positive Return Bond Portfolio, Large Company Growth Fund/Large Company Growth Portfolio and Small Company Value Portfolio. It is also an investment subadviser of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. See "Management - Investment Advisory Services."



SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") is the investment adviser of Schroder U.S. Smaller Companies Portfolio and International Portfolio. It is also an investment subadviser of Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund. Schroder specializes in providing international investment advice to various clients. See "Management - Investment Advisory Services."


Norwest, UCM, Galliard, Crestone, Peregrine and Schroder (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers."

FUND MANAGEMENT AND ADMINISTRATION


The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Funds and also serves as administrator of each Core Portfolio, except Schroder U.S. Smaller Companies Portfolio, for which Forum serves as subadministrator. Schroder Fund Advisors Inc. Serves as the administrator of Schroder U.S. Smaller Companies Portfolio. See "Management - Management, Administration and Distribution Services."

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased or redeemed without a sales or other charge. The minimum initial investment for Institutional Shares and the shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund is $100,000. There is no minimum subsequent investment for those Shares. The minimum initial investment for Investor Shares and I Shares is $1,000. The minimum subsequent investment for Investor Shares and I Shares is $100. See "Purchases and Redemptions of Shares."

EXCHANGES

Holders of Institutional Shares, I Shares and Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund may exchange their Shares among those Funds and those classes. Holders of Investor Shares of a Fund may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other Funds of the Trust. "See Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS AND DISTRIBUTIONS


Dividends of net investment income currently are declared and paid at least annually by each Fund. Dividends of net investment income of each Money Market Fund, Income Fund, Total Return Bond Fund, and each Tax Exempt Fixed Income Fund currently are declared daily and paid monthly. Dividends are declared and paid monthly in the case of Stable Income Fund, Intermediate Government Income Fund and Diversified Bond Fund. In the case of Income Equity Fund, ValuGrowth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund dividends are declared and paid quarterly, and dividends are declared annually in the case of all other Funds. Each Fund's net capital gain, if any, is distributed at least annually. See "Dividends and Tax Matters."


CERTAIN RISK FACTORS


There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. All of the equity funds invest primarily in equity securities and are subject to the general risks of investing in the stock market.



An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Funds entail some risk. There can be no assurance that any money market fund or Core Portfolio will maintain a stable net asset value of $1.00 per share and the amount of income earned by each Fund will tend to vary with changes in prevailing interest rates. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending, investments in foreign issuers and other investment techniques. See "Appendix A
- Investments, Investment Strategies and Risk Considerations." As noted under "Financial Highlights," the portfolio turnover rate for certain Funds may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Portfolio Transactions."


Normally, the values of the FIXED INCOME FUNDS' and the TAX-EXEMPT FIXED INCOME FUNDS' investments vary inversely with changes in interest rates. The securities in which the Fixed Income Funds and Tax-Exempt Fixed Income Funds invest are subject to "credit risk" relating to the financial condition of the issuers of the securities. Each Fund (other than Minnesota Tax-Free Fund), however, invests only in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's). MINNESOTA TAX-FREE FUND may invest in non-investment grade municipal securities, which may entail additional risks. See "Investment Objectives and Policies - Tax-Free Fixed Income Funds - Minnesota Tax-Free Fund - Non-Investment Grade Securities." In addition, with respect to the Fixed Income Funds, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal repayments on certain mortgage- and asset-backed securities held by a Fund. The Fixed Income Funds' use of these securities entails certain risks. See "Appendix A:
Investments, Investment Strategies and Risk Considerations - Mortgage-Backed Securities" and "- Asset-Backed Securities."


Each of COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND invests principally in securities issued by the government of and municipalities in the State of Colorado or Minnesota, respectively, and is therefore more susceptible to factors adversely affecting issuers of those states than would be a more geographically diverse municipal securities portfolio. Each of these Funds is non-diversified, which means that they have greater latitude than a diversified Fund to invest in fewer issuers and to invest more of their assets in any one issuer. Non-diversified funds may present greater risks than diversified funds. See "Investment Objectives and Policies - Tax-Free Fixed Income Funds - Investment Considerations and Risk Factors."


The policy of investing in securities of smaller companies employed by SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND and SMALL CAP OPPORTUNITIES FUND and by CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include lower trading volumes and, therefore, the potential for greater stock price volatility. See "Investment Objectives and Policies - Equity Funds - Small Company Stock Fund (or Small Company Growth Fund or Small Cap Opportunities
Fund) - Additional Investment Considerations and Risk Factors." SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND and SMALL CAP OPPORTUNITIES FUND are designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.



The policy of investing in foreign issuers employed by INTERNATIONAL FUND and by CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets. See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors." INTERNATIONAL FUND is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in foreign companies.



By pooling their assets in one or more Core Portfolios with other institutional investors, CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, STABLE INCOME FUND, DIVERSIFIED BOND FUND, TOTAL RETURN BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY STOCK FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each may be able to achieve certain efficiencies and economies of scale that they could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. See "Other Information - Core and Gateway Structure - Certain Risks of Investing in Core Portfolios." Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. See "Other Information - Core and Gateway Structure - Certain Risks of Investing in Core Portfolios."

EXPENSES OF INVESTING IN THE FUNDS

The purpose of the following table is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly. There are no transaction charges in connection with purchases, redemptions or exchanges of the Shares. No Fund has adopted a Rule 12b-1 plan with respect to the Shares and, accordingly, no Fund incurs distribution expenses with respect to the Shares.

ANNUAL FUND OPERATING EXPENSES(1)


(as a percentage of average daily net assets after applicable fee waivers and expense reimbursements)



                                                                        Core Portfolios
                                                                  ---------------------------
                                      Investment                   Investment                      Total
                                       Advisory        Other        Advisory        Other        Operating
                                        Fees(2)       Expenses       Fees(2)       Expenses     Expenses(4)
                                     -------------  ------------  -------------  ------------  -------------
MONEY MARKET FUNDS
   Cash Investment Fund(3)                  N/A           0.24%         0.22%          0.02%         0.48%
   Ready Cash Investment Fund(3)
     Institutional Shares                   N/A           0.24%         0.22%          0.02%         0.48%
     Investor Shares                        N/A           0.46%         0.34%          0.02%         0.82%
   U.S. Government Fund                    0.15%          0.35%          N/A            N/A          0.50%
   Treasury Fund                           0.17%          0.29%          N/A            N/A          0.46%
   Municipal Money Market Fund
     Institutional Shares                  0.29%          0.16%          N/A            N/A          0.45%
     Investor Shares                       0.29%          0.36%          N/A            N/A          0.65%

FIXED INCOME FUNDS (I SHARES)
   Stable Income Fund                       N/A           0.29%         0.30%          0.06%         0.65%
   Intermediate Government Income
    Fund                                   0.33%          0.35%          N/A            N/A          0.68%
   Diversified Bond Fund(3)                0.00%          0.30%         0.35%          0.05%         0.70%
   Income Fund                             0.40%          0.35%          N/A            N/A          0.75%
   Total Return Bond Fund(3)                N/A           0.36%         0.35%          0.04%         0.75%

TAX-FREE FIXED INCOME FUNDS (I
 SHARES)
   Limited Term Tax-Free Fund              0.50%          0.15%          N/A            N/A          0.65%
   Tax-Free Income Fund                    0.30%          0.30%          N/A            N/A          0.60%
   Colorado Tax-Free Fund                  0.30%          0.30%          N/A            N/A          0.60%
   Minnesota Tax-Free Fund                 0.30%          0.30%          N/A            N/A          0.60%

BALANCED FUNDS (I SHARES)
   Conservative Balanced Fund(3)           0.10%          0.30%         0.35%          0.05%         0.80%
   Moderate Balanced Fund(3)               0.13%          0.30%         0.40%          0.05%         0.88%
   Growth Balanced Fund(3)                 0.14%          0.30%         0.44%          0.05%         0.93%

EQUITY FUNDS (I SHARES)
   Index Fund                               N/A           0.09%         0.15%          0.01%         0.25%
   Income Equity Fund                       N/A           0.34%         0.50%          0.01%         0.85%
   ValuGrowth Stock Fund                   0.79%          0.41%          N/A            N/A          1.20%
   Diversified Equity Fund(3)              0.17%          0.32%         0.48%          0.03%         1.00%
   Growth Equity Fund(3)                   0.22%          0.29%         0.68%          0.06%         1.25%
   Large Company Growth Fund                N/A           0.34%         0.65%          0.01%         1.00%

                                                                        Core Portfolios
                                                                  ---------------------------
                                      Investment                   Investment                      Total
                                       Advisory        Other        Advisory        Other        Operating
EQUITY FUNDS (I SHARES) (CONTINUED)     Fees(2)       Expenses       Fees(2)       Expenses     Expenses(4)
                                     -------------  ------------  -------------  ------------  -------------
   Small Company Stock Fund(3)              N/A           0.26%         0.90%          0.04%         1.20%
   Small Company Growth Fund                N/A           0.33%         0.90%          0.02%         1.25%
   Small Cap Opportunities Fund             N/A           0.40%         0.53%          0.32%         1.25%
   Contrarian Stock Fund                   0.64%          0.56%          N/A            N/A          1.20%
   International Fund                       N/A           0.95%         0.45%          0.10%         1.50%



(1) For a further description of the various expenses associated with investing in the Funds, see "Management." Expenses associated with other classes of a Fund differ from those listed in the table. The table is based on amounts incurred during the Funds' most recent fiscal year ended May 31, 1996, except that the expenses for Limited Term Tax-Free Fund and Small Cap Opportunities Fund are based on estimated expenses for those Funds' first fiscal year of operations ended May 31, 1997. Expenses are restated to reflect current fees. To the extent a Fund invests all or a portion of its assets in various Core Portfolios (each of which bears expenses as noted under "Core Portfolios - Investment Advisory Fees" and "Core Portfolios - Other Expenses"), the Fund indirectly bears its pro rata portion of the expenses of each Core Portfolio in which it invests.



(2) For Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund, "Investment Advisory Fees" reflects the Asset Allocation Fee. For all Funds that invest in a Core Portfolio, "Core Portfolios - Investment Advisory Fees" reflects the investment advisory fees incurred by the Core Portfolio(s) in which the Fund invests. Absent estimated waivers, the "Investment Advisory Fee" for Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Income Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund and ValuGrowth Stock Fund would be 0.35%, 0.35%, 0.50%, 0.50%, 0.50%, 0.50% and 0.80%, and
    for Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund would be 0.25%. The "Core Portfolios - Investment Advisory Fees" paid by each of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund will vary based on the percentage of the Fund's assets invested in each Core Portfolio.



(3) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at 0.48%, which is the same level as the Fund's total operating expenses prior to May 31, 1997. Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Ready Cash Investment Fund's, Total Return Bond Fund's and Small Company Stock Fund's total combined operating expenses through May 31, 1998 at or below the following amounts: Ready Cash Investment Fund - Institutional Shares, 0.48%, and Investor Shares, 0.82%; Total Return Bond Fund I Shares, 0.75% and Small Company Stock Fund I Shares, 1.20%. Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.45%, 0.55%, 0.63%, 0.68%, 0.75% and 1.00%, respectively. See "Management -
    Expenses of the Funds."



(4) Absent estimated expense reimbursements and fee waivers, the expenses of Cash Investment Fund, Ready Cash Investment Fund - Institutional Shares and Investor Shares, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund -

    Investor Shares, Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund would be: "Other Expenses," 0.27%, 0.27%, 0.48%, 0.36%, 0.39%, 0.38%, 0.54%, 0.46%, 0.83%,
    0.39%, 0.56%, 0.51%, 0.65%, 0.56%, 0.63%, 0.81%, 0.39%, 0.37%, 0.37%, 0.31%,
    0.52%, 0.53%, 0.37%, 0.37%, 0.38%, 0.50%, 0.29%, 0.98%, 0.66% and 0.89%,
    respectively; and "Total Operating Expenses," 0.63%, 0.63%, 0.93%, 0.51%, 0.56%, 0.73%, 0.88%, 0.93%, 1.16%, 1.14%, 1.06%, 0.99%, 1.15%, 1.06%, 1.13%,
    1.31%, 1.15%, 1.17%, 1.20%, 0.58%, 1.13%, 1.33%, 1.24%, 1.45%, 1.14%, 1.54%,
    1.31%, 2.29%, 1.46% and 1.54%, respectively. Absent estimated expense reimbursements and fee waivers, "Core Portfolios - Other Expenses" of Cash Investment Fund, Ready Cash Investment Fund Institutional and Investor Shares, Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund and International Fund would be 0.12%, 0.12%, 0.12%, 0.16%, 0.15%, 0.14%, 0.16%, 0.15%, 0.15%, 0.12%, 0.12%, 0.13%,
    0.16%, 0.11%, 0.14%, 0.12%, 0.71% and 0.20%, respectively. "Other Expenses"
    include transfer agency fees payable to Norwest of 0.25% (0.10% plus expenses in the case of Municipal Money Market Fund - Institutional Shares and 0.20% plus expenses in the case of Cash Investment Fund). Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.


                                                            1 Year        3 Years        5 Years       10 Years
                                                          -----------  -------------  -------------  -------------
MONEY MARKET FUNDS
  Cash Investment Fund                                             5            15             27             60
  Ready Cash Investment Fund
    Institutional Shares                                           5            15             26             60
    Investor Shares                                                8            26             46            101
  U.S. Government Fund                                             5            16             28             63
  Treasury Fund                                                    5            15             26             58
  Municipal Money Market Fund
    Institutional Shares                                           5            14             25             57
    Investor Shares                                                7            21             36             81
FIXED INCOME FUNDS (I SHARES)
  Stable Income Fund                                               7            21             36             81
  Intermediate Government Income Fund                              7            22             38             85
  Diversified Bond Fund                                            7            22             39             87
  Income Fund                                                      8            24             42             93
  Total Return Bond Fund                                           8            24             42             93

                                                            1 Year        3 Years        5 Years       10 Years
                                                          -----------  -------------  -------------  -------------
TAX-FREE FIXED INCOME FUNDS (I SHARES)
  Limited Term Tax-Free Fund                                       7            21             36             81
  Tax-Free Income Fund                                             6            19             33             75
  Colorado Tax-Free Fund                                           6            19             33             75
  Minnesota Tax-Free Fund                                          6            19             33             75
BALANCED FUNDS (I SHARES)
  Conservative Balanced Fund                                       8            26             44             99
  Moderate Balanced Fund                                           9            28             49            108
  Growth Balanced Fund                                             9            30             51            114
EQUITY FUNDS (I SHARES)
  Index Fund                                                       3             8             14             32
  Income Equity Fund                                               9            27             47            105
  ValuGrowth Stock Fund                                           12            38             66            145
  Diversified Equity Fund                                         10            32             55            122
  Growth Equity Fund                                              13            40             69            151
  Large Company Growth Fund                                       10            32             55            122
  Small Company Stock Fund                                        12            38             66            145
  Small Company Growth Fund                                       13            40             69            151
  Small Cap Opportunities Fund                                    13            40             69            151
  Contrarian Stock Fund                                           12            38             66            145
  International Fund                                              15            47             82            179

2. FINANCIAL HIGHLIGHTS



The following tables provide financial highlights for the Funds. This information represents selected data for a single outstanding Share of each Fund for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the periods ended May 31, 1994, 1995 and 1996 and for the period ended October 31, 1995 have been audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each Fund's financial statements

                                     Beginning      Net        Net Realized    Dividends
                                     Net Asset   Investment   and Unrealized    from Net    Distributions
                                     Value Per     Income     Gain (Loss) on   Investment     from Net        Capital
 MONEY MARKET FUNDS                    Share       (Loss)      Investments       Income     Realized Gain   Contribution
                                     ---------   ----------   --------------   ----------   -------------   ------------
 CASH INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    $1.00       $0.025             --        $(0.025)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.054             --         (0.054)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.049             --         (0.049)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.031             --         (0.031)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.033             --         (0.033)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.021             --         (0.021)           --             --
 December 1, 1990 to November 30,
  1991                                  1.00        0.061             --         (0.061)           --             --
 December 1, 1989 to November 30,
  1990                                  1.00        0.079             --         (0.079)           --             --
 December 1, 1988 to November 30,
  1989                                  1.00        0.088             --         (0.088)           --             --
 December 1, 1987 to November 30,
  1988                                  1.00        0.071             --         (0.071)           --             --
 October 14, 1987 to November 30,
  1987                                  1.00        0.009             --         (0.009)           --             --
 U.S. GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*     1.00        0.024             --         (0.024)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.052             --         (0.052)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.047             --         (0.047)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.030             --         (0.030)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.030             --         (0.030)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)           --             --
 December 1, 1990 to November 30,
  1991                                  1.00        0.058             --         (0.058)           --             --
 December 1, 1989 to November 30,
  1990                                  1.00        0.077             --         (0.077)           --             --
 December 1, 1988 to November 30,
  1989                                  1.00        0.085             --         (0.085)           --             --
 December 1, 1987 to November 30,
  1988                                  1.00        0.069             --         (0.069)           --             --
 November 16, 1987 to November 30,
  1987                                  1.00        0.003             --         (0.003)           --             --
 TREASURY FUND
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*     1.00        0.024             --         (0.024)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.050             --         (0.050)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.046             --         (0.046)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.028             --         (0.028)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.029             --         (0.029)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)           --             --
 December 3, 1990 to November 30,
  1991                                  1.00        0.058             --         (0.058)           --             --
 MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 June 1, 1996 to November 30, 1996*     1.00        0.016             --         (0.016)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.035             --         (0.035)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.033        $(0.004)        (0.033)           --          $0.004
 August 3, 1993 to May 31, 1994         1.00        0.019             --         (0.019)           --             --
 INVESTOR SHARES
 June 1, 1996 to November 30, 1996*     1.00        0.015             --         (0.015)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.033             --         (0.033)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.031         (0.004)        (0.031)           --          0.004
 June 1, 1993 to May 31, 1994           1.00        0.021             --         (0.021)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.021             --         (0.021)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.014             --         (0.014)           --             --
 December 1, 1990 to November 30,
  1991                                  1.00        0.042             --         (0.042)           --             --
 December 1, 1989 to November 30,
  1990                                  1.00        0.053             --         (0.053)           --             --
 December 1, 1988 to November 30,
  1989                                  1.00        0.058             --         (0.058)           --             --
 January 7, 1988 to November 30,
  1988                                  1.00        0.042             --         (0.042)           --             --
 READY CASH INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 June 1, 1996 to November 30, 1996*     1.00        0.025             --         (0.025)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.054             --         (0.054)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.049             --         (0.049)           --             --
 January 4, 1994 to May 31, 1994        1.00        0.013             --         (0.013)           --             --
 INVESTOR SHARES
 June 1, 1996 to November 30, 1996*     1.00        0.024             --         (0.024)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.051             --         (0.051)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.045             --         (0.045)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.027             --         (0.027)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.030             --         (0.030)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)           --             --
 December 1, 1990 to November 30,
  1991                                  1.00        0.058             --         (0.058)           --             --
 December 1, 1989 to November 30,
  1990                                  1.00        0.076             --         (0.076)           --             --
 December 1, 1988 to November 30,
  1989                                  1.00        0.085             --         (0.085)           --             --
 January 20, 1988 to November 30,
  1988                                  1.00        0.059             --         (0.059)           --             --



*  Unaudited.
(a) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
(b) Annualized.
(c) Total return for 1995 includes the effect of a capital contribution from Norwest Bank. Without the capital contribution, total return would have been 2.59% for Investor shares and 2.79% for Institutional shares.

for the period ended November 30, 1996 are contained in the Fund's Semi-Annual Report. Each Fund's financial statements for the fiscal year ended May 31, 1996 and independent auditors' report thereon are contained in the Annual Report. These financial statements are incorporated by reference into the SAIs. Further information about each Fund's performance is contained in the Semi- Annual and Annual Reports which may be obtained from the Trust without charge.



                                                      Ratio to Average Net Assets                  Net Assets
                                      Ending     -------------------------------------             at End of
                                     Net Asset       Net                                             Period
                                     Value Per   Investment       Net         Gross      Total       (000's
                                       Share       Income      Expenses    Expenses(a)   Return     Omitted)
                                     ---------   -----------   ---------   -----------   ------   ------------
CASH INVESTMENT FUND
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*     $1.00        5.03%(b)     0.48%(b)     0.48%(b)    5.18%(b) $ 2,042,475
June 1, 1995 to May 31, 1996            1.00        5.36%        0.48%        0.49%       5.50%     1,739,549
June 1, 1994 to May 31, 1995            1.00        4.87%        0.48%        0.50%       4.96%     1,464,304
June 1, 1993 to May 31, 1994            1.00        3.11%        0.49%        0.49%       3.16%     1,381,402
June 1, 1992 to May 31, 1993            1.00        3.29%        0.50%        0.51%       3.36%     1,944,948
December 1, 1991 to May 31, 1992        1.00        4.23%(b)     0.50%(b)     0.56%(b)    4.29%(b)   1,292,196
December 1, 1990 to November 30,
  1991                                  1.00        6.11%        0.51%        0.54%       6.31%     1,004,979
December 1, 1989 to November 30,
  1990                                  1.00        7.92%        0.45%        0.57%       8.22%       747,744
December 1, 1988 to November 30,
  1989                                  1.00        8.81%        0.45%        0.64%       9.22%       662,698
December 1, 1987 to November 30,
  1988                                  1.00        7.00%        0.43%        0.74%       7.32%       316,349
October 14, 1987 to November 30,
  1987                                  1.00        7.16%(b)     0.45%(b)     1.09%(b)    7.40%(b)      53,951
U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      1.00        4.87%(b)     0.50%(b)     0.50%(b)    5.01%(b)   1,751,441
June 1, 1995 to May 31, 1996            1.00        5.13%        0.50%        0.51%       5.27%     1,649,721
June 1, 1994 to May 31, 1995            1.00        4.68%        0.50%        0.52%       4.81%     1,159,421
June 1, 1993 to May 31, 1994            1.00        3.02%        0.47%        0.53%       3.07%     1,091,141
June 1, 1992 to May 31, 1993            1.00        3.00%        0.45%        0.57%       3.06%       903,274
December 1, 1991 to May 31, 1992        1.00        3.99%(b)     0.45%(b)     0.61%(b)    4.07%(b)     623,685
December 1, 1990 to November 30,
  1991                                  1.00        5.84%        0.45%        0.60%       6.00%       469,487
December 1, 1989 to November 30,
  1990                                  1.00        7.66%        0.45%        0.61%       7.94%       500,794
December 1, 1988 to November 30,
  1989                                  1.00        8.51%        0.45%        0.65%       8.87%       394,137
December 1, 1987 to November 30,
  1988                                  1.00        6.87%        0.42%        0.73%       7.13%       254,104
November 16, 1987 to November 30,
  1987                                  1.00        6.89%(b)     0.00%(b)     2.94%(b)    7.35%(b)       4,343
TREASURY FUND
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      1.00        4.73%(b)     0.46%(b)     0.53%(b)    4.86%(b)     957,449
June 1, 1995 to May 31, 1996            1.00        4.91%        0.46%        0.56%       5.04%       802,270
June 1, 1994 to May 31, 1995            1.00        4.62%        0.46%        0.57%       4.65%       661,098
June 1, 1993 to May 31, 1994            1.00        2.81%        0.46%        0.58%       2.83%       526,483
June 1, 1992 to May 31, 1993            1.00        2.93%        0.47%        0.58%       2.98%       384,751
December 1, 1991 to May 31, 1992        1.00        4.01%(b)     0.47%(b)     0.59%(b)    4.07%(b)     374,492
December 3, 1990 to November 30,
  1991                                  1.00        5.62%(b)     0.31%(b)     0.66%(b)    6.02%(b)     354,200
MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
June 1, 1996 to November 30, 1996*      1.00        3.17%(b)     0.45%(b)     0.69%(b)    3.24%(b)     641,652
June 1, 1995 to May 31, 1996            1.00        3.41%        0.45%        0.72%       3.52%       592,436
June 1, 1994 to May 31, 1995            1.00        3.37%        0.45%        0.74%       3.33%(c)     278,953
August 3, 1993 to May 31, 1994          1.00        2.33%(b)     0.45%(b)     0.77%(b)    2.34%(b)     190,356
INVESTOR SHARES
June 1, 1996 to November 30, 1996*      1.00        2.97%(b)     0.65%(b)     0.88%(b)    3.03%(b)      61,454
June 1, 1995 to May 31, 1996            1.00        3.25%        0.65%        0.88%       3.31%        57,021
June 1, 1994 to May 31, 1995            1.00        3.10%        0.65%        0.93%       3.13%(c)      47,424
June 1, 1993 to May 31, 1994            1.00        2.03%        0.65%        0.99%       2.09%        33,554
June 1, 1992 to May 31, 1993            1.00        2.13%        0.65%        0.97%       2.18%        75,521
December 1, 1991 to May 31, 1992        1.00        2.81%(b)     0.63%(b)     0.96%(b)    2.89%(b)      82,678
December 1, 1990 to November 30,
  1991                                  1.00        4.10%        0.64%        1.08%       4.26%        66,327
December 1, 1989 to November 30,
  1990                                  1.00        5.34%        0.64%        1.16%       5.48%        29,801
December 1, 1988 to November 30,
  1989                                  1.00        5.78%        0.62%        1.15%       5.94%        18,639
January 7, 1988 to November 30,
  1988                                  1.00        4.64%(b)     0.60%(b)     1.20%(b)    4.76%(b)       8,963
READY CASH INVESTMENT FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
June 1, 1996 to November 30, 1996*      1.00        5.05%(b)     0.48%(b)     0.67%(b)    5.20%(b)   1,194,433
June 1, 1995 to May 31, 1996            1.00        5.59%        0.48%        0.72%       5.53%     1,080,255
June 1, 1994 to May 31, 1995            1.00        4.97%        0.48%        0.73%       4.98%       506,243
January 4, 1994 to May 31, 1994         1.00        3.12%(b)     0.43%(b)     0.81%(b)    3.17%(b)     333,464
INVESTOR SHARES
June 1, 1996 to November 30, 1996*      1.00        4.73%(b)     0.82%(b)     0.83%(b)    4.85%(b)     546,335
June 1, 1995 to May 31, 1996            1.00        5.02%        0.82%        0.87%       5.17%       473,879
June 1, 1994 to May 31, 1995            1.00        4.64%        0.82%        0.91%       4.62%       268,603
June 1, 1993 to May 31, 1994            1.00        2.70%        0.82%        0.92%       2.74%       164,138
June 1, 1992 to May 31, 1993            1.00        3.04%        0.82%        0.94%       3.08%       162,585
December 1, 1991 to May 31, 1992        1.00        4.01%(b)     0.82%(b)     0.93%(b)    4.05%(b)     176,378
December 1, 1990 to November 30,
  1991                                  1.00        5.81%        0.82%        0.96%       5.98%       183,775
December 1, 1989 to November 30,
  1990                                  1.00        7.56%        0.82%        0.97%       7.83%       166,911
December 1, 1988 to November 30,
  1989                                  1.00        8.51%        0.81%        0.99%       8.86%       144,117
January 20, 1988 to November 30,
  1988                                  1.00        7.11%(b)     0.77%(b)     1.13%(b)    6.97%(b)      46,736

                                     Beginning      Net        Net Realized    Dividends                     Ending
                                     Net Asset   Investment   and Unrealized    from Net    Distributions   Net Asset
                                     Value Per     Income     Gain (Loss) on   Investment     from Net      Value Per
 FIXED INCOME FUNDS                    Share       (Loss)      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 STABLE INCOME FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*   $10.20       $0.29          $ 0.07         $(0.29)           --        $10.27
 November 1, 1995 to May 31, 1996      10.72        0.28            0.03          (0.77)        (0.06)        10.20
 November 11, 1994 to October 31,
  1995                                 10.00        0.50            0.22             --            --         10.72
 INTERMEDIATE GOVERNMENT INCOME
  FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    10.89        0.31            0.28          (0.31)           --         11.17
 November 1, 1995 to May 31,
  1996(d)                              12.40        0.40            0.53          (1.32)        (1.12)        10.89
 November 11, 1994 to October 31,
  1995                                 11.11        0.93            0.36             --            --         12.40
 DIVERSIFIED BOND FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    26.03        0.75            0.79             --            --         27.57
 November 1, 1995 to May 31, 1996      27.92        1.07           (0.99)         (1.67)        (0.30)        26.03
 November 11, 1994 to October 31,
  1995                                 25.08        1.65            1.19             --            --         27.92
 INCOME FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*     9.26        0.31            0.32          (0.31)           --          9.58
 June 1, 1995 to May 31, 1996           9.62        0.61           (0.36)         (0.61)           --          9.26
 June 1, 1994 to May 31, 1995           9.51        0.65            0.11          (0.65)           --          9.62
 August 2, 1993 to May 31, 1994        10.68        0.58           (0.91)         (0.58)        (0.26)         9.51
 TOTAL RETURN BOND FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*     9.40        0.30            0.27          (0.30)           --          9.67
 June 1, 1995 to May 31, 1996           9.73        0.64           (0.31)         (0.64)        (0.02)         9.40
 June 1, 1994 to May 31, 1995           9.54        0.67            0.19          (0.67)           --          9.73
 December 31, 1993 to May 31, 1994     10.00        0.27           (0.46)         (0.27)           --          9.54

 TAX-FREE FIXED INCOME FUNDS

 LIMITED TAX-FREE FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 October 1, 1996 to November 30,
  1996*                               $10.00       $0.08          $ 0.46         $(0.08)           --        $10.46
 TAX-FREE INCOME FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*     9.78        0.27            0.35          (0.27)           --         10.13
 June 1, 1995 to May 31, 1996           9.82        0.55           (0.04)         (0.55)           --          9.78
 June 1, 1994 to May 31, 1995           9.60        0.55            0.22          (0.55)           --          9.82
 August 2, 1993 to May 31, 1994        10.14        0.47           (0.47)         (0.47)        (0.07)         9.60
 COLORADO TAX-FREE FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*     9.89        0.28            0.36          (0.28)           --         10.25
 June 1, 1995 to May 31, 1996           9.90        0.53           (0.01)         (0.53)           --          9.89
 June 1, 1994 to May 31, 1995           9.69        0.48            0.21          (0.48)           --          9.90
 August 23, 1993 to May 31, 1994       10.22        0.39           (0.52)         (0.39)        (0.01)         9.69
 MINNESOTA FAX-FREE FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    10.30        0.27            0.39          (0.27)           --         10.69
 June 1, 1995 to May 31, 1996          10.45        0.56           (0.15)         (0.56)           --         10.30
 June 1, 1994 to May 31, 1995          10.16        0.53            0.29          (0.53)           --         10.45
 August 2, 1993 to May 31, 1994        10.74        0.43           (0.39)         (0.43)        (0.19)        10.16



* Unaudited.
(a) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the abosence of any waivers and reimbursements.
(b) Amount represents the average commission per share paid to brokers on the purchase or sale of portfolio securities.
(c) Annualized.
(d) Intermediate Government Income Fund declared a stock split as of the close of business on March 22, 1996 to the record holders of shares of beneficial interest of the Fund as of the close of business on March 22, 1996. Each shareholder of the Fund received four additional shares of beneficial interest of the Fund for each outstanding share of beneficial interest of the Fund held by the shareholder on that date.

                                          Ratio to Average Net Assets
                                     -------------------------------------
                                         Net                                          Portfolio   Average      Net Assets at
                                     Investment       Net         Gross      Total    Turnover   Commission    End of Period
                                       Income      Expenses    Expenses(a)   Return     Rate      Rate(b)     (000's Omitted)
                                     -----------   ---------   -----------   ------   --------   ----------   ---------------
STABLE INCOME FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      5.74%(c)     0.65%(c)     0.77%(c)    7.16%(c)   34.60%     N/A          $ 97,790
November 1, 1995 to May 31, 1996        5.74%(c)     0.65%(c)     0.92%(c)    2.97%    109.95%      N/A            83,404
November 11, 1994 to October 31,
  1995                                  5.91%(c)     0.65%(c)     0.98%(c)    7.20%    115.85%      N/A            48,087
INTERMEDIATE GOVERNMENT INCOME FUND
  - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      6.70%(c)     0.68%(c)     0.72%(c)   12.41%(c)   99.57%     N/A           395,969
November 1, 1995 to May 31, 1996(d)     6.71%(c)     0.71%(c)     1.17%(c)    0.60%     74.64%      N/A           399,324
November 11, 1994 to October 31,
  1995                                  7.79%(c)     0.68%(c)     0.93%(c)   11.58%    240.90%      N/A            50,213
DIVERSIFIED BOND FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      5.96%(c)     0.70%(c)     0.76%(c)   12.08%(c)   15.12%     N/A           183,302
November 1, 1995 to May 31, 1996        6.78%(c)     0.70%(c)     0.77%(c)    0.22%    118.92%      N/A           167,159
November 11, 1994 to October 31,
  1995                                  5.87%(c)     0.67%(c)     0.82%(c)   11.32%     58.90%      N/A           171,453
INCOME FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      6.64%(c)     0.75%(c)     1.02%(c)   14.24%(c)  111.50%     N/A           277,941
June 1, 1995 to May 31, 1996            6.30%        0.75%        1.06%       2.58%    270.17%      N/A           271,157
June 1, 1994 to May 31, 1995            7.02%        0.75%        1.06%       8.49%     98.83%      N/A           109,994
August 2, 1993 to May 31, 1994          6.75%(c)     0.61%(c)     1.09%(c)   (4.04%)(c)   26.67%    N/A            93,665
TOTAL RETURN BOND FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      6.33%(c)     0.75%(c)     1.05%(c)   12.62%(c)   22.25%     N/A           129,784
June 1, 1995 to May 31, 1996            6.57%        0.75%        1.07%       3.41%     77.49%      N/A           120,767
June 1, 1994 to May 31, 1995            7.04%        0.71%        1.17%       9.43%     35.19%      N/A            96,199
December 31, 1993 to May 31, 1994       6.81%(c)     0.46%(c)     2.10%(c)   (4.62)%(c)   37.50%    N/A            11,694

TAX-FREE FIXED INCOME FUNDS

LIMITED TAX-FREE FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
October 1, 1996 to November 30,
  1996*                                 4.50%(c)     0.67%(c)     1.29%(c)    0.00%      0.00%      N/A          $ 21,862
TAX-FREE INCOME FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      5.44%(c)     0.41%(c)     1.02%(c)   13.22%(c)   69.47%     N/A           279,562
June 1, 1995 to May 31, 1996            5.57%        0.32%        1.06%       5.29%    126.20%      N/A           276,159
June 1, 1994 to May 31, 1995            5.84%        0.60%        1.05%       8.42%    130.90%      N/A            94,454
August 2, 1993 to May 31, 1994          5.71%(c)     0.60%(c)     1.10%(c)   (0.21%)(c)  116.54%    N/A           102,084
COLORADO TAX-FREE FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      5.50%(c)     0.32%(c)     1.13%(c)   13.35%(c)   46.98%     N/A            26,331
June 1, 1995 to May 31, 1996            5.30%        0.30%        1.13%       5.35%    171.41%      N/A            24,074
June 1, 1994 to May 31, 1995            5.08%        0.30%        1.16%       7.47%     47.88%      N/A            24,539
August 23, 1993 to May 31, 1994         5.03%(c)     0.11%(c)     1.21%(c)    0.90%(c)   40.92%     N/A            15,153
MINNESOTA FAX-FREE FUND - I SHARES
-----------------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      5.10%(c)     0.60%(c)     1.19%(c)   13.23%(c)   54.16%     N/A             5,896
June 1, 1995 to May 31, 1996            5.24%        0.51%        1.30%       3.97%     77.10%      N/A             3,988
June 1, 1994 to May 31, 1995            5.29%        0.48%        1.58%       8.44%    139.33%      N/A             1,799
August 2, 1993 to May 31, 1994          4.90%(c)     0.61%(c)     1.54%(c)    0.29%(c)   84.23%     N/A               872

                                     Beginning      Net        Net Realized    Dividends    Distributions    Ending
                                     Net Asset   Investment   and Unrealized    from Net      from Net      Net Asset
                                     Value Per     Income     Gain (Loss) on   Investment    Investment     Value Per
 BALANCED FUNDS                        Share       (Loss)      Investments       Income         Gain          Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 CONSERVATIVE BALANCED FUND - I
   SHARES
------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*   $18.12       $0.57          $0.47              --            --        $19.16
 November 1, 1995 to May 31, 1996      18.21        0.48           0.42          $(0.76)       $(0.23)        18.12
 November 11, 1994 to October 31,
   1995                                16.19        0.75           1.27              --            --         18.21
 MODERATE BALANCED FUND - I SHARES
------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    20.27        0.35           0.96              --            --         21.58
 November 1, 1995 to May 31, 1996      19.84        0.46           0.89           (0.66)        (0.26)        20.27
 November 11, 1994 to October 31,
   1995                                17.25        0.65           1.94              --            --         19.84
 GROWTH BALANCED FUND - I SHARES
------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    22.83        0.34           1.41              --            --         24.58
 November 1, 1995 to May 31, 1996      21.25        0.31           1.95           (0.51)        (0.17)        22.83
 November 11, 1994 to October 31,
   1995                                17.95        0.47           2.83              --            --         21.25



* Unaudited.
(a) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements and, in the case of Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund, the absence of waivers and reimbursements from the Core Portfolios in which the Fund invests.
(b) Amount represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(c) Annualized.
(d) Includes expenses allocated from the Core Portfolios in which the Fund invests - Index Portfolio, Small Company Portfolio and International Portfolio II of Core Trust (Delaware) and Schroder U.S. Companies Portfolio of Schroder Capital Funds.

                                            Ratio to Average Net Assets
                                     ------------------------------------------
                                         Net                                                  Portfolio   Average
                                     Investment                       Gross         Total     Turnover   Commission
                                       Income      Net Expenses    Expenses(a)     Return       Rate      Rate(b)
                                     -----------   ------------   -------------   ---------   --------   ----------
CONSERVATIVE BALANCED FUND - I
  SHARES
-------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      4.20%(c)     0.82%(c)        0.97%(c)     11.71%(c)    31.39%     $0.0724
November 1, 1995 to May 31, 1996        4.65%(c)     0.82%(c)(d)     0.97%(c)(d)   5.14%       56.47%      0.0648
November 11, 1994 to October 31,
  1995                                  4.67%(c)     0.82%(c)(d)     1.03%(c)(d)  12.48%       65.53%         N/A
MODERATE BALANCED FUND - I SHARES
-------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      3.57%(c)     0.89%(c)        1.04%(c)     13.23%(c)    22.58%      0.0609
November 1, 1995 to May 31, 1996        3.95%(c)     0.90%(c)(d)     1.04%(c)(d)   7.03%       52.71%      0.0658
November 11, 1994 to October 31,
  1995                                  3.76%(c)     0.92%(c)(d)     1.11%(c)(d)  15.01%       62.08%         N/A
GROWTH BALANCED FUND - I SHARES
-------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      2.47%(c)     0.96%(c)        1.15%(c)     15.78%(c)    14.78%      0.0735
November 1, 1995 to May 31, 1996        2.66%(c)     0.98%(c)(d)     1.16%(c)(d)  10.87%       38.78%      0.0696
November 11, 1994 to October 31,
  1995                                  2.63%(c)     0.99%(c)(d)     1.23%(c)(d)  18.38%       41.04%         N/A


                                      Net Assets at
                                      End of Period
                                     (000's Omitted)
                                     ---------------
CONSERVATIVE BALANCED FUND - I
  SHARES
--------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      $123,491
November 1, 1995 to May 31, 1996         146,950
November 11, 1994 to October 31,
  1995                                   136,710
MODERATE BALANCED FUND - I SHARES
------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       429,953
November 1, 1995 to May 31, 1996         398,005
November 11, 1994 to October 31,
  1995                                   373,998
GROWTH BALANCED FUND - I SHARES
----------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       460,053
November 1, 1995 to May 31, 1996         484,641
November 11, 1994 to October 31,
  1995                                   374,892

                                     Beginning      Net        Net Realized    Dividends    Distributions     Ending
                                     Net Asset   Investment   and Unrealized    from Net      from Net      Net Asset
                                     Value Per     Income     Gain (Loss) on   Investment    Investment     Value Per
 EQUITY FUNDS                          Share       (Loss)      Investments       Income         Gain          Share
                                     ---------   ----------   --------------   ----------   -------------   ----------
 INCOME EQUITY FUND - I SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*   $27.56       $ 0.28         $ 3.01         $(0.24)           --        $30.61
 November 1, 1995 to May 31, 1996      24.02         0.29           4.02          (0.69)       $(0.08)        27.56
 November 11, 1994 to October 31,
  1995                                 18.90         0.46           4.66             --            --         24.02
 VALUGROWTH-SM- STOCK FUND - I
  SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    22.61         0.09           2.68          (0.05)           --         25.33
 June 1, 1995 to May 31, 1996          18.80         0.14           3.91          (0.12)        (0.12)        22.61
 June 1, 1994 to May 31, 1995          17.16         0.18           1.64          (0.18)           --         18.80
 August 2, 1993 to May 31, 1994        16.91         0.13           0.46          (0.12)        (0.22)        17.16
 INDEX FUND - I SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    31.49         0.27           4.20             --            --         35.96
 November 1, 1995 to May 31, 1996      27.67         0.36           4.08          (0.43)        (0.19)        31.49
 November 11, 1994 to October 31,
  1995                                 21.80         0.45           5.42             --            --         27.67
 DIVERSIFIED EQUITY FUND - I SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    30.55        (0.01)          2.78             --            --         33.32
 November 1, 1995 to May 31, 1996      27.53         0.16           4.25          (0.42)        (0.97)        30.55
 November 11, 1994 to October 31,
  1995                                 22.21         0.22           5.10             --            --         27.53
 GROWTH EQUITY FUND - I SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    29.08        (0.03)          1.27             --            --         30.32
 November 1, 1995 to May 31, 1996      26.97           --           4.09          (0.12)        (1.86)        29.08
 November 11, 1994 to October 31,
  1995                                 22.28        (0.02)          4.71             --            --         26.97
 LARGE COMPANY GROWTH FUND - I
  SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    26.97        (0.03)          2.35             --            --         29.29
 November 1, 1995 to May 31, 1996      23.59        (0.04)          3.64             --         (0.22)        26.97
 November 11, 1994 to October 31,
  1995                                 18.50        (0.05)          5.14             --            --         23.59
 SMALL COMPANY STOCK FUND - I
  SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    13.96        (0.03)         (0.05)            --            --         13.88
 June 1, 1995 to May 31, 1996          10.59         0.01           3.93          (0.03)        (0.54)        13.96
 June 1, 1994 to May 31, 1995           9.80         0.12           0.87          (0.12)        (0.08)        10.59
 December 31, 1993 to May 31, 1994     10.00         0.08          (0.20)         (0.08)           --          9.80
 SMALL COMPANY GROWTH FUND - I
  SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    33.00        (0.11)          0.01             --            --         32.90
 November 1, 1995 to May 31, 1996      29.99        (0.07)          5.94             --         (2.86)        33.00
 November 11, 1994 to October 31,
  1995                                 21.88        (0.11)          8.22             --            --         29.99
 SMALL CAP OPPORTUNITIES FUND - I
  SHARES
----------------------------------------------------------------------------------------------------------------------
 August 15, 1996 to November 30,
  1996*                                16.26           --           1.55             --            --         17.81
 CONTRARIAN STOCK FUND - I SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    10.82         0.06          (0.39)         (0.03)           --         10.46
 June 1, 1995 to May 31, 1996          10.90         0.10           1.01          (0.10)        (1.09)        10.82
 June 31, 1994 to May 31, 1995          9.71         0.11           1.19          (0.11)       (0.003)        10.90
 December 31, 1993 to May 31, 1994     10.00         0.07          (0.29)         (0.07)           --          9.71
 INTERNATIONAL FUND - I SHARES
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to November 30, 1996*    19.84         0.01           0.33             --            --         20.18
 November 1, 1995 to May 31, 1996      17.99         0.14           2.04          (0.33)           --         19.84
 November 11, 1994 to October 31,
  1995                                 17.28         0.09           0.62             --            --         17.99



* Unaudited.
(a) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements and, in the case of Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund, the absence of waivers and reimbursements from the Core Portfolios in which the Fund invests.
(b) Amount represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(c) Annualized.
(d) Includes expenses allocated from the Core Portfolios in which the Fund invests - Index Portfolio, Small Company Portfolio and International Portfolio II of Core Trust (Delaware) and Schroder U.S. Companies Portfolio of Schroder Capital Funds.

                                             Ratio to Average Net Assets
                                     -------------------------------------------
                                         Net
                                      Investment                                               Portfolio    Average
                                        Income                         Gross         Total     Turnover    Commission
                                        (Loss)      Net Expenses    Expenses(a)     Return       Rate       Rate(b)
                                     ------------   ------------   -------------   ---------   ---------   ----------
INCOME EQUITY FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       2.10%(c)     0.85%(c)        0.89%(c)     25.27%(c)      0.61%     $0.0909
November 1, 1995 to May 31, 1996         2.72%(c)     0.86%(c)        1.13%(c)     18.14%         0.69%      0.0942
November 11, 1994 to October 31,
  1995                                   2.51%(c)     0.85%(c)        1.12%(c)     27.09%         7.03%      N/A
VALUGROWTH-SM- STOCK FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       0.74%(c)     1.03%(c)        1.33%(c)     25.83%(c)     36.07%      0.0817
June 1, 1995 to May 31, 1996             0.62%        1.20%           1.32%        21.72%       105.43%      0.0603
June 1, 1994 to May 31, 1995             1.02%        1.20%           1.33%        10.67%        63.82%      N/A
August 2, 1993 to May 31, 1994           0.92%(c)     1.20%(c)        1.39%(c)      2.99%(c)     86.07%      N/A
INDEX FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       2.15%(c)     0.25%(c)        0.55%(c)     30.12%(c)      0.92%      0.0477
November 1, 1995 to May 31, 1996         2.25%(c)     0.31%(c)        0.57%(c)     16.27%         9.12%      0.0517
November 11, 1994 to October 31,
  1995                                   2.12%(c)     0.50%(c)        0.64%(c)     26.93%        14.48%      N/A
DIVERSIFIED EQUITY FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       0.80%(c)     1.05%(c)        1.30%(c)     18.79%(c)      3.31%      0.0683
November 1, 1995 to May 31, 1996         1.00%(c)     1.06%(c)(d)     1.30%(c)(d)  16.38%         5.76%      0.0671
November 11, 1994 to October 31,
  1995                                   1.01%(c)     1.09%(c)(d)     1.37%(c)(d)  23.95%        10.33%      N/A
GROWTH EQUITY FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      (0.15%)(c)    1.33%(c)        1.83%(c)      8.61%(c)      8.12%      0.0564
November 1, 1995 to May 31, 1996         0.01%(c)     1.35%(c)(d)     1.85%(c)(d)  15.83%         7.39%      0.0617
November 11, 1994 to October 31,
  1995                                  (0.11%)(c)    1.38%(c)(d)     1.92%(c)(d)  21.10%         8.90%      N/A
LARGE COMPANY GROWTH FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      (0.28%)(c)    0.99%(c)        1.09%(c)     17.79%(c)      7.88%      0.0560
November 1, 1995 to May 31, 1996        (0.30%)(c)    1.00%(c)        1.13%(c)     15.40%        16.93%      0.0616
November 11, 1994 to October 31,
  1995                                  (0.23%)(c)    1.00%(c)        1.20%(c)     27.51%        31.60%      N/A
SMALL COMPANY STOCK FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      (0.45%)(c)    1.19%(c)        1.55%(c)     (1.13%)(c)    97.01%      0.0848
June 1, 1995 to May 31, 1996             0.05%        1.21%           1.60%        38.30%       134.53%      0.0555
June 1, 1994 to May 31, 1995             1.14%        0.52%           1.82%        10.13%        68.09%      N/A
December 31, 1993 to May 31, 1994        2.03%(c)     0.20%(c)        4.33%(c)     (2.93%)(c)    14.98%      N/A
SMALL COMPANY GROWTH FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      (0.70%)(c)    1.24%(c)        1.28%(c)     (0.60%)(c)    64.90%      0.0553
November 1, 1995 to May 31, 1996        (0.41%)(c)    1.25%(c)        1.29%(c)     21.43%        62.06%      0.0583
November 11, 1994 to October 31,
  1995                                  (0.47%)(c)    1.25%(c)        1.35%(c)     37.07%       106.55%      N/A
SMALL CAP OPPORTUNITIES FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------
August 15, 1996 to November 30,
  1996*                                 (0.06%)(c)    1.27%(c)        2.57%(c)     (0.11%)(c)     0.00%      N/A
CONTRARIAN STOCK FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       0.89%(c)     1.19%(c)        1.58%(c)     (5.88%)(c)     5.09%      0.0454
June 1, 1995 to May 31, 1996             0.87%        1.20%           1.45%        10.90%        28.21%      0.0467
June 31, 1994 to May 31, 1995            0.91%        1.12%           1.57%        13.52%        30.32%      N/A
December 31, 1993 to May 31, 1994        1.82%(c)     0.62%(c)        3.52%(c)     (5.35%)(c)     2.67%      N/A
INTERNATIONAL FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*       0.23%(c)     1.42%(c)        1.45%(c)      3.43%(c)      2.45%      N/A
November 1, 1995 to May 31, 1996         0.60%(c)     1.50%(c)(d)     1.52%(c)(d)  12.31%        N/A         N/A
November 11, 1994 to October 31,
  1995                                   0.54%(c)     1.50%(c)(d)     1.66%(c)(d)   4.11%        N/A         N/A


                                      Net Assets at
                                      End of Period
                                     (000's Omitted)
                                     ---------------
INCOME EQUITY FUND - I SHARES
--------------------------------------------------------------------
June 1, 1996 to November 30, 1996*     $  331,581
November 1, 1995 to May 31, 1996          230,831
November 11, 1994 to October 31,
  1995                                     49,000
VALUGROWTH-SM- STOCK FUND - I
  SHARES
------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*        171,442
June 1, 1995 to May 31, 1996              156,553
June 1, 1994 to May 31, 1995              136,589
August 2, 1993 to May 31, 1994            113,061
INDEX FUND - I SHARES
----------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*        334,903
November 1, 1995 to May 31, 1996          249,644
November 11, 1994 to October 31,
  1995                                    186,197
DIVERSIFIED EQUITY FUND - I SHARES
--------------------------------------------------------------------------------------------------------------------
June 1, 1996 to November 30, 1996*      1,057,402
November 1, 1995 to May 31, 1996          907,223
November 11, 1994 to October 31,
  1995                                    711,111
GROWTH EQUITY FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to November 30, 1996*        818,642
November 1, 1995 to May 31, 1996          735,728
November 11, 1994 to October 31,
  1995                                    564,004
LARGE COMPANY GROWTH FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to November 30, 1996*        100,209
November 1, 1995 to May 31, 1996           82,114
November 11, 1994 to October 31,
  1995                                     63,567
SMALL COMPANY STOCK FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to November 30, 1996*        148,297
June 1, 1995 to May 31, 1996              125,986
June 1, 1994 to May 31, 1995               54,240
December 31, 1993 to May 31, 1994           9,251
SMALL COMPANY GROWTH FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to November 30, 1996*        383,792
November 1, 1995 to May 31, 1996          378,546
November 11, 1994 to October 31,
  1995                                    278,058
SMALL CAP OPPORTUNITIES FUND - I
  SHARES
---------------------------------------------------------------------------------------------------------------------

August 15, 1996 to November 30,
  1996*                                    20,492
CONTRARIAN STOCK FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to November 30, 1996*         16,150
June 1, 1995 to May 31, 1996               36,020
June 31, 1994 to May 31, 1995              45,832
December 31, 1993 to May 31, 1994           4,548
INTERNATIONAL FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to November 30, 1996*        176,601
November 1, 1995 to May 31, 1996          143,643
November 11, 1994 to October 31,
  1995                                     91,401

3. INVESTMENT OBJECTIVES AND POLICIES


The twenty-eight Funds offered through this Prospectus each have distinct investment objectives and policies. There can be no assurance that any Fund or Core Portfolio will achieve its investment objective or that any Money Market Fund will maintain a stable net asset value.



The investment objective, policies and risk considerations of each Fund are described below. For a further description of each Fund's investments and investment techniques and additional risk considerations associated with those investments and techniques, see "Additional Investment Policies and Risk Considerations," "Appendix A: Investments, Investment Strategies and Risk Considerations," and the SAI.


MONEY MARKET FUNDS


For a general description of the limits imposed on the investments of the Money Market Funds, see "Additional Investment Policies and Risk Considerations - General Information - General Money Market Fund Guidelines."



CASH INVESTMENT FUND AND READY CASH INVESTMENT FUND



INVESTMENT OBJECTIVES. The investment objective of each of Cash Investment Fund and Ready Cash Investment Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



CASH INVESTMENT FUND currently pursues its investment objective by investing equally in two Core Portfolios - Money Market Portfolio and Prime Money Market Portfolio. READY CASH INVESTMENT FUND currently pursues its investment objective by investing all of its investable assets in Prime Money Market Portfolio. Cash Investment Fund, Ready Cash Investment Fund, Money Market Portfolio and Prime Money Market Portfolio each have the same investment objective and investment policies, except that Ready Cash Investment Fund and Prime Money Market Portfolio seek to maintain a rating from at least one NRSRO. Accordingly, Prime Money Market Portfolio is limited in the type and amount of permissible securities (as described below) which it may purchase. Each Core Portfolio invests in a broad spectrum of high quality money market instruments of United States and foreign issuers.



Although the following discusses the investment policies of Money Market Portfolio and Prime Money Market Portfolio, it applies equally to the Funds. It is anticipated that the percentage of Cash Investment Fund's assets invested in each Core Portfolio will not change.



INVESTMENT POLICIES. The Portfolios may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks. The Portfolios limit their investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies.



Each Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Each Portfolio may not invest more than 25% of its total assets in any other single industry.


Although the Portfolios invest in dollar-denominated obligations, the foreign securities in which the Portfolios invest also involve certain risks. See "Investment Policies - Equity Funds - International Fund - Foreign

Investment Considerations and Risk Factors." The Portfolios may invest without limit in the types of securities eligible for purchase by U.S. Government Fund, as well as in the types of securities eligible for purchase by Municipal Money Market Fund. See "Investment Objectives and Policies - Money Market Funds - U.S. Government Fund" and "- Municipal Money Market Fund." The Portfolios may invest in corporate debt securities, including commercial paper and privately issued instruments, see "Appendix A - Corporate Debt Securities and Commercial Paper," and may invest in participation interests, see "Appendix A - Participation Interests." A Portfolio will not invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.

U.S. GOVERNMENT FUND


INVESTMENT OBJECTIVE. The investment objective of U.S. Government Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


INVESTMENT POLICIES. U.S. Government Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities"). The Fund may also invest in repurchase agreements and certain zero-coupon securities secured by U.S. Government Securities. Under normal circumstances, however, the Fund will invest at least 65% of its total assets in U.S. Government Securities.


The U.S. Government Securities in which the Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. See "Appendix A - U.S. Government Securities."



The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. In addition, the Fund may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The Fund will not invest more than 35% of its total assets in zero-coupon securities other than those issued through the STRIPS program. See "Appendix A - U.S. Government Securities - Zero Coupon Securities."


TREASURY FUND


INVESTMENT OBJECTIVE. The investment objective of Treasury Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



INVESTMENT POLICIES. Treasury Fund invests solely in obligations that are issued or guaranteed by the U.S. Treasury, such as U.S. Treasury bills, bonds and notes ("U.S. Treasury Securities"). This may include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. "Appendix A - U.S. Government Securities."

MUNICIPAL MONEY MARKET FUND


INVESTMENT OBJECTIVE. The investment objective of Municipal Money Market Fund is to provide high current income exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. As part of its objective, during periods of normal market conditions, the Fund will have at least 80% of its net assets invested in federally tax-exempt instruments the income from which may be subject to the federal alternative minimum tax ("AMT"). See "Dividends and Tax Matters - Tax Matters."



INVESTMENT POLICIES. Municipal Money Market Fund attempts to invest 100% of its assets in the obligations of the states, territories and possessions of the United States and of their subdivisions, authorities and corporations, the interest on which is exempt from federal income tax ("municipal securities"). The Fund reserves the right, however, to invest up to 20% of its assets in securities the interest income on which is subject to federal income taxation. The municipal securities in which the Fund may invest include short-term municipal bonds and municipal notes and leases. These municipal securities may have fixed, variable or floating rates of interest and may be zero-coupon securities.


When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be deemed to be the sole issuer of the security.


The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests therein issued by banks. The Fund may from time to time invest more than 25% of its assets in obligations of issuers located in one state but, under normal circumstances, will not invest more than 35% of its assets in obligations of issuers located in one state. If the Fund concentrates its investments in this manner, it will be more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the particular state and its political subdivisions.


For a description of particular types of municipal securities, such municipal bonds, notes and leases and participation interests, in which the Fund invests, see "Appendix A - Municipal Securities."


THE SHORT-TERM MUNICIPAL SECURITIES MARKET. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Under current federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" ("private activity securities") is a "tax preference item" for purposes of the AMT applicable to certain individuals and corporations even though such interest will continue to be fully tax-exempt for regular federal income tax purposes. The Fund may purchase private activity securities, the interest on which may constitute a "tax preference item" for purposes of the AMT.



Although the Fund invests primarily in municipal securities, it is anticipated that a substantial amount of the securities held by the Fund will be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or put or demand features, of third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund will be dependent in part upon the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. See "Investment Objectives and Policies - Money Market Funds - Cash Investment Fund and Ready Cash

Investment Fund" above. Brokerage firms and insurance companies also provide certain liquidity and credit support. The Fund's policy is to purchase municipal securities with third party credit or liquidity support only after Norwest has considered the creditworthiness of the financial institution providing the support and believes that the security presents minimal credit risk.



The Fund may purchase long term municipal securities with various maturity shortening provisions. For instance, variable rate demand notes ("VRDN") are municipal bonds with maturities of up to 40 years that are sold with a demand feature (an option for the holder of the security to sell the security back to the issuer) which may be exercised by the security holder at predetermined intervals, usually daily or weekly. The interest rate on the security is typically reset by a remarketing or similar agent at prevailing interest rates. VRDNs may be issued directly by the municipal issuer or created by a bank, broker-dealer or other financial institution by selling a previously issued long-term bond with a demand feature attached. Similarly, tender option bonds (also referred to as certificates of participation) are municipal securities with relatively long original maturities and fixed rates of interest that are coupled with an agreement of a third party financial institution under which the third party grants the security holders the option to tender the securities to the institution and receive the face value thereof. The option may be exercised at periodic intervals, usually six months to a year. As consideration for providing the option, the financial institution receives a fee equal to the difference between the underlying municipal security's fixed rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of the interest rate determination. These bonds effectively provide the holder with a demand obligation that bears interest at the prevailing short-term municipal securities interest rate. Tender option bonds are generally held pursuant to a custodial arrangement.



The Fund also may acquire "puts" on municipal securities it purchases. A put gives the Fund the right to sell the municipal security at a specified price at any time before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security.



The Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.



TAXABLE INVESTMENTS. Although the Fund will attempt to invest 100% of its assets in municipal securities, the Fund may invest up to 20% of the value of its net assets in cash and cash equivalents the interest income on which is subject to federal taxation. In addition, when business or financial conditions warrant or when an adequate supply of appropriate municipal securities is not available, the Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents the interest income on which is subject to federal income taxation, which include: (i) short-term U.S. Government Securities; (ii) certificates of deposit, Bankers' acceptances and interest-bearing savings deposits; (iii) commercial paper; (iv) repurchase agreements covering any of the preceding securities; and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds.

FIXED INCOME FUNDS


The five Fixed Income Funds invest primarily in fixed income investments pursuant to the investment policies described below. For a general description of fixed income securities, see "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Fixed Income Investments and Their Characteristics" below. Each Fixed Income Fund, except Intermediate Government Income Fund, may invest in foreign issuers. These investments may involve certain risks. See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations."


STABLE INCOME FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low-volatility total return. The Fund currently pursues its investment objective by investing all of its investable assets in Stable Income Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.


INVESTMENT POLICIES. The Portfolio seeks to maintain safety of principal while providing low volatility total return by investing primarily in investment grade short-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others.


The securities in which the Portfolio invests include mortgage-backed and other asset-backed securities, although the Portfolio limits these investments to not more than 60 percent and 25 percent, respectively, of its total assets. In addition, the Portfolio limits its holdings of mortgage-backed securities that are not U.S. Government Securities to 25 percent of its total assets. The Portfolio may invest any amount of its assets in U.S. Government Securities, but under normal circumstances less than 50 percent of the Portfolio's total assets are so invested. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.



The Portfolio only purchases those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters" below.


The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

In order to manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's income and may attempt to reduce the overall risk of its investments or limit the uncertainty in the level of future foreign exchange rates ("hedge") by using options and futures contracts and foreign currency forward contracts. The Portfolio's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Portfolio may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.


INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.


The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. Certain fixed income securities are zero-coupon securities and the Fund will limit its investment in these securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques. See "Appendix A - Short Sales" and "- Purchasing Securities on Margin."



The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters" below.



The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 15 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 10 years. Under normal circumstances, the Fund's portfolio of securities will have a duration of between 70 percent and 130 percent of the duration of a 5-year Treasury Note. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.


In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.


DIVERSIFIED BOND FUND


INVESTMENT OBJECTIVE. The Fund's investment objective is to provide total return by diversifying its investments among different fixed-income investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.



INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund's portfolio combines three different fixed income investment styles: (i) Total Return Bond style; (ii) Managed Fixed Income style; and (iii) Positive Return style.


    DIVERSIFIED BOND FUND ALLOCATION


    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation of the Fund's assets among the Core Portfolios.



                                                         CURRENT       RANGE OF
                                                       ALLOCATION     INVESTMENT
                                                       -----------  --------------
Total Return Bond Portfolio                               33 1/3%     30% - 37%
Managed Fixed Income Portfolio                            33 1/3%     30% - 37%
Positive Return Portfolio                                 33 1/3%     30% - 37%
                                                       -----------
TOTAL FUND ASSETS                                            100%



As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions for the Fund to reestablish its allocations.



Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Trust's Board of Trustees and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change.


Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income. The Fund pursues this objective by investing in a portfolio of fixed income securities issued by domestic and foreign issuers.


INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities. These securities cover a broad spectrum of United States issuers, including U.S. Government Securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others. Norwest attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lehman Brothers Aggregate Index, an unmanaged index of fixed income securities.

The Fund may invest any amount of its assets, and normally will invest at least 30% of its total assets, in U.S. Government Securities. The fixed income securities in which the Fund invests also include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50% and 25%, respectively, of its total assets. The Fund may invest up to 50% of its total assets in corporate securities, such as bonds, debentures and notes and fixed income securities that can be converted into or exchanged for common stocks ("convertible securities") and may invest in guaranteed investment contracts. The Fund may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities").



To limit credit risk, the Fund will only purchase securities that are rated, at the time of purchase, within the four highest rating categories assigned by an NRSRO, such as Moody's Investors Service ("Moody's"), Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. Securities rated in these categories are generally considered to be investment grade securities, although Moody's indicates that securities rated Baa (the fourth highest category) have speculative characteristics. A description of the rating categories of various NRSROs is contained in the SAI of the Fund.


The Fund will invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 30 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.


The Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. For a description of the risks involved in investments in foreign securities, see "Investment Objectives and Policies - Equity Funds - International Fund - Investment Policies - Foreign Investment Considerations and Risk Factors." The Fund may invest in guaranteed investment contracts ("GICs"). A GIC is an arrangement with an insurance company under which the Fund contributes cash to the insurance company's general account and the insurance company credits the contribution with interest on a monthly basis. The interest rate is tied to a specified market index and is guaranteed by the insurance company not to be less than a certain minimum rate. The Fund will purchase a GIC only when Norwest has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that the Fund may purchase.


TOTAL RETURN BOND FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek total return. The Fund pursues this objective by investing primarily in U.S. Government Securities, including mortgage-backed securities and investment grade corporate fixed income securities. The Fund currently pursues its investment objective by investing all of its investable assets in Total Return Bond Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.



INVESTMENT POLICIES. The Portfolio invests primarily in U.S. Government Securities, including mortgage-backed securities and investment grade corporate fixed income securities. Norwest's investment decisions are based on its analysis of major changes in the direction of interest rates rather than an attempt by

Norwest to predict short-term interest rate fluctuations. Norwest also applies a contrarian perspective by looking for undervalued segments of the fixed income market which Norwest believes offer opportunities for increased returns.



In making its investment decisions for the Portfolio, Norwest focuses on the maturity structure and quality structure of the Portfolio's portfolio. When Norwest's outlook is for rising interest rates and falling bond values, the majority of the Portfolio's investment portfolio will be invested in securities with short-term maturities in an effort to ride interest rates up while minimizing the negative effect of falling bond prices. When Norwest anticipates interest rates to fall and bond prices increase, the Portfolio generally will be invested in securities with long-term maturities in an attempt to lock in high interest rates and capitalize on bond price appreciation. Accordingly, the average maturity of the Portfolio's portfolio will vary from 1 to 30 years.


The Portfolio may invest an unlimited amount of its assets in either corporate securities, including corporate bonds, debentures and notes, or U.S. Government Securities. The Portfolio will be invested to a greater degree in corporate securities, however, as the spread between corporate and U.S. Government issues offers potential for incremental returns. The Portfolio limits its investments in variable or floating rate securities to 5 percent of its net assets. The Portfolio does not currently invest in mortgage-backed securities or enter "dollar roll" transactions, but reserves the right to do so in the future.


The Portfolio may also invest in preferred stocks and securities convertible into common stock, but may not own the common stock into which a convertible security converts. The Portfolio will only purchase securities (including convertible securities) that are rated, at the time of purchase, within the four highest rating categories assigned by an NRSRO, such as Moody's Investors Service ("Moody's"), Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. Securities rated in these categories are generally considered to be investment grade securities, although Moody's indicates that securities rated Baa (the fourth highest category) have speculative characteristics. A description of the rating categories of various NRSROs is contained in the SAI of the Portfolio.


TAX-FREE FIXED INCOME FUNDS


For a detailed description of fixed income investments, including municipal securities and related investments in which the Tax-Free Fixed Income Funds invest, see "Appendix A" and "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Fixed Income Investments and Their Characteristics." Under certain circumstances the Tax-Free Fixed Income Funds may invest in taxable investments. See "Taxable Investments" below.


LIMITED TERM TAX-FREE FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax and maintains an average dollar weighted portfolio maturity of between 1 and 5 years.



INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its total assets in instruments on which the interest is subject to federal taxation. See "Taxable Investments" below, and "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters".


The average dollar-weighted maturity of the Fund's assets normally will be between 1 and 5 years. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a shorter maturity is generally associated with a lower level of volatility in the market value of a security. Because the Fund's objective is to provide current income, the Fund will invest in municipal securities with an emphasis on income. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions.


Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's and Fitch Investors Services, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.


TAX-FREE INCOME FUND


INVESTMENT OBJECTIVE. The investment objective of Tax-Free Income Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax.



INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to federal taxation. See "Taxable Investments" below, and "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters."


The average dollar-weighted maturity of the Fund's assets normally will be between 10 and 20 years. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer maturity is generally associated with a higher level of volatility in the market value of a security. Since the Fund's objective is to provide high current income, the Fund will invest in municipal securities with an emphasis on income rather than stability of the Fund's net asset value, and the average maturity of the Fund's portfolio will vary depending on anticipated market conditions.


Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's and Fitch Investors Services, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

COLORADO TAX-FREE FUND


INVESTMENT OBJECTIVE. The investment objective of Colorado Tax-Free Fund is to seek to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with the preservation of capital. Shares of the Fund are offered only to residents of the State of Colorado.



INVESTMENT POLICIES. Substantially all the Fund's assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Colorado and its political subdivisions, various authorities, instrumentalities, public corporations and special districts ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from both federal and Colorado state income taxes (including the alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to taxation. See "Taxable Investments" below, "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters."


The yields of Colorado municipal securities depend on, among other things, conditions in the Colorado municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. In some cases, Colorado issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Colorado state tax exemption on Colorado issues.

There are no restrictions on the Fund's average portfolio maturity, but the average portfolio maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. Since the Fund's objective is to provide high current income, the Fund will invest in municipal securities with an emphasis on income rather than maintaining a stable net asset value. However, the Fund attempts to limit net asset value fluctuations.


Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's and Fitch Investors Services, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.


MINNESOTA TAX-FREE FUND


INVESTMENT OBJECTIVE. The investment objective of Minnesota Tax-Free Fund is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. Shares of the Fund are offered only to residents of the State of Minnesota.



INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Minnesota and its political subdivisions, duly constituted authorities and corporations ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from both federal and Minnesota state income taxes (including the alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to taxation. See "Taxable Investments" below, "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters."


The yields of Minnesota municipal securities depend on, among other things, conditions in the Minnesota municipal bond market and fixed income markets generally, the maturity of the obligation, the rating of the issue and the size of a particular offering. In some cases, Minnesota issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Minnesota state tax exemption on Minnesota issues. See "Dividends, Distributions and Tax Matters - Tax-Exempt Distributions
- Minnesota Tax-Free Fund" for a description of certain tax matters that may effect the Fund and its shareholders.

There are no restrictions on the Fund's average portfolio maturity, but the average dollar-weighted maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. Since the Fund's objective is to provide high current income, the Fund will invest in municipal securities with an emphasis on income rather than stability of the Fund's net asset value.


Normally, at least 75% of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are Aaa, Aa, A and Baa in the case of Moody's Investors Service ("Moody's") and AAA, AA, A and BBB in the case of Standard & Poor's ("S&P") and Fitch Investors Services, L.P. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.



NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category by an NRSRO (Ba by Moody's or BB by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality to securities rated in the fifth highest category. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.


During its most recent fiscal year ended May 31, 1996, the Fund had 93.0% of its average annual assets in municipal securities rated by Moody's or S&P and 7.0% of its average annual assets in unrated investments, including cash and short-term cash equivalents which are typically unrated. During that year, the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA-52.0%, Aa/ AA-24.0%, A/A-14.0%, Baa/BBB-3.0% and Ba/BB and below-0.0%. For this purpose, securities with different NRSRO ratings were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the current fiscal year or any other time.

TAXABLE INVESTMENTS


Apart from temporary defensive purposes, each Fund may invest up to 20% of the value of its total assets in cash equivalents the interest on which is not exempt from federal income tax or is treated as a preference item for purposes of the federal alternative minimum tax. For more information regarding the alternative minimum tax, see "Dividends, Distributions and Tax Matters." In addition, the Funds may hold a portion of their assets in cash and cash-equivalents pending investment in municipal securities, to meet requests for redemptions or to assume a temporary defensive position. With respect to Limited Term Tax-Free Fund and Tax-Free Income Fund, these securities include debt securities of corporate issuers meeting the Funds' investment quality standards described above and bonds or notes issued by or on behalf of a municipality, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax on individuals.


INVESTMENT CONSIDERATIONS AND RISK FACTORS

GEOGRAPHIC CONCENTRATION. Because COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions, those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. In addition, to the extent they may concentrate their investments in a particular jurisdiction, LIMITED TERM TAX-FREE FUND and TAX-FREE INCOME FUND will be subject to similar risks. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.


To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.



In 1992, the Colorado constitution was amended to restrict the ability of the state and local governments to increase taxes, revenues, debt and spending. In particular, prior voter approval is now required to impose any new tax or tax rate increase or to issue any multiple-fiscal year debt and revenues collected in excess of certain limits must be refunded unless voters authorize their retention. The future impact on the financial operations and obligations of the state and local governments cannot be determined at this time. Norwest will continue to monitor the situation closely and will, if necessary, seek the advice of counsel concerning its effect on instruments being considered for purchase by the Colorado Tax-Free Fund. A further discussion of potential risks of investment in Colorado municipal securities is contained in the SAI of the Fund.


RELATED ISSUERS. Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. Except as otherwise noted, no Fund will not invest more than 25% of its total assets in securities that are so related or invest more than 25% of its total assets in a single type of revenue bond (e.g., electric revenue, housing revenue, etc.). Similarly, under normal circumstances, Limited Term Tax-Free Fund and Tax-Free Income Fund will not invest more than 25% of their total assets in issuers located in the same state.


DIVERSIFICATION MATTERS. Each of COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND is non-diversified, which means that they each have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, a Fund may not: (i) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (ii) own more than 10% of the outstanding voting securities of a single issuer.


Except for investment in U.S. Government Securities, no more than 25% of the total assets of Colorado Tax-Free Fund, and no more than 20% of the total assets of Minnesota Tax-Free Fund, may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

TAX-FREE INCOME FUND and LIMITED TERM TAX-FREE FUND are diversified and, therefore, as a fundamental policy, with respect to 75% of their assets, may not purchase a security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer. When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as an industrial development bond, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be viewed as the sole issuer of the bond. For more information concerning diversification matters see "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Diversification and Concentration."

BALANCED FUNDS


Each of the Balanced Funds invests in a balanced portfolio of fixed income and equity securities. Conservative Balanced Fund has the smallest equity securities component of the three Funds and is the most conservative of the Balanced Funds. Growth Balanced Fund has the largest equity securities component of the three Funds and is the most aggressive of the Balanced Funds.



The equity portion of each Balanced Fund's portfolio uses the seven different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of each Balanced Fund's portfolio uses from three to five different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Funds.



As the securities markets change, Norwest may attempt to enhance the returns of a Balanced Fund by changing the percentage of Fund assets invested in fixed income and equity securities. Absent unstable market conditions, Norwest does not anticipate making a substantial number of percentage changes. When Norwest believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When Norwest believes that a change will be temporary (generally, 3 years or less), it may choose to effect the change by using futures contract strategies as described below under "Temporary Allocations."

CONSERVATIVE BALANCED FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of its assets among stocks, bonds and other fixed income investments. The Fund emphasizes safety of principal through limited exposure to equity securities and has the smallest equity securities position of the three Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.



INVESTMENT POLICIES. The Fund is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The fixed income portion of the Fund's portfolio uses Total Return Bond style, Managed Fixed Income style, Positive Return style, Stable Income style and Money Market style, in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.


    CONSERVATIVE BALANCED FUND ALLOCATION


    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation of the Fund's assets among the Core Portfolios.



                                                          CURRENT
INVESTMENT STYLE                                        ALLOCATION        RANGE OF INVESTMENT
-------------------------------------------------  ---------------------  -------------------
Diversified Equity Fund style                             25%
  Index Portfolio                                                 6.25%       3% - 10.5%
  Income Equity Portfolio                                         6.25%       3% - 10.5%
  Large Company Growth Portfolio                                  6.25%       3% - 10.5%
  Small Company style                                             2.5%       0.75% - 5.25%
    (1/3 in each of Small Company Stock
    Portfolio, Small Company Growth
    Portfolio and Small Company
    Value Portfolio)
  International Portfolio                                         3.75%       1.75% - 7%

Total Return Bond Portfolio                           16 2/3%                13.33% - 20%
Managed Fixed Income Portfolio                        16 2/3%                13.33% - 20%
Positive Return Portfolio                             16 2/3%                13.33% - 20%
Stable Income Portfolio                                   15%                     15%
Money Market Portfolio                                    10%                     10%
                                                   ----------
TOTAL FUND ASSETS                                        100%



UNTIL JUNE 30, 1997, THE FUND MAY INVEST IN CASH INVESTMENT FUND RATHER THAN MONEY MARKET PORTFOLIO.



As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.



Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Trust's Board of Trustees and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.


MODERATE BALANCED FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments. The Fund provides a portfolio more evenly-balanced between fixed income and equity securities than the other Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.



INVESTMENT POLICIES. The Fund is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The fixed income portion of the Fund's portfolio uses Total Return Bond style, Managed Fixed Income style, Positive Return style and Stable Income style in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.


    MODERATE BALANCED FUND ALLOCATION


    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation of the Fund's assets among the Core Portfolios.



                                                              CURRENT
INVESTMENT STYLE                                             ALLOCATION       RANGE OF INVESTMENT
------------------------------------------------------  --------------------  -------------------
Diversified Equity Fund style                                 40%

  Index Portfolio                                                        10%      5% - 16.5%
  Income Equity Portfolio                                                10%      5% - 16.5%
  Large Company Growth Portfolio                                         10%      5% - 16.5%
  Small Company style                                                     4%     1.25% - 8.25%
    (1/3 in each of Small Company Stock
    Portfolio, Small Company Growth
    Portfolio and Small Company
    Value Portfolio)
  International Portfolio                                                 6%      2.5% - 11%
Total Return Bond Portfolio                                   15%                  10% - 20%
Managed Fixed Income Portfolio                                15%                  10% - 20%
Positive Return Portfolio                                     15%                  10% - 20%
Stable Income Portfolio                                       15%                     15%
                                                        ---------
TOTAL FUND ASSETS                                            100%



As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.



Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Trust's Board of Trustees and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.


GROWTH BALANCED FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund has the largest equity securities position of the Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.



INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The fixed income portion of the Fund's portfolio uses Total Return Bond style, Managed Fixed Income style and Positive Return style, in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.



    GROWTH BALANCED FUND ALLOCATION



    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation of the Fund's assets among the Core Portfolios.



                                                        CURRENT
INVESTMENT STYLE                                      ALLOCATION        RANGE OF INVESTMENT
-----------------------------------------------  ---------------------  -------------------
Diversified Equity Fund style                           65%

  Index Portfolio                                              16.25%        9% - 25%
  Income Equity Portfolio                                      16.25%        9% - 25%
  Large Company Growth Portfolio                               16.25%        9% - 25%
  Small Company style                                           6.5%      2.25% - 12.75%
    (1/3 in each of Small Company Stock
    Portfolio, Small Company Growth
    Portfolio and Small Company
    Value Portfolio)
  International Portfolio                                       9.75%       4.5% - 17%

Total Return Bond Portfolio                         11 2/3%                 5% - 18.33%
Managed Fixed Income Portfolio                      11 2/3%                 5% - 18.33%
Positive Return Portfolio                           11 2/3%                 5% - 18.33%
                                                 ----------
TOTAL FUND ASSETS                                      100%



As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.



Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Trust's Board of Trustees and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.


TEMPORARY ALLOCATIONS


In its discretion, Norwest may increase or decrease the percentage of assets of each Balanced Fund that are invested in fixed income and equity securities. When Norwest believes that a percentage reallocation will be of short duration (generally, up to 3 years), Norwest may determine to achieve the economic equivalent of a reallocation without incurring securities transaction costs by using futures contracts rather than selling and purchasing securities. Under this strategy, to the extent of the percentage asset allocation change, the Fund would not be invested in nor subject to the risks related to the types of individual securities purchased in accordance with the various investment styles used by the Fund. Rather, the Fund would be invested in and subject to the risks related to futures contracts. For a description of futures contracts and their risks, see "Appendix A - Futures Contracts and Options."


EQUITY FUNDS


To achieve their investment objectives, the Equity Funds invest primarily in common stocks and other equity securities. The domestic securities in which an Equity Fund invests are generally listed on a securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System but may be traded in the over-the-counter securities market. Each Equity Fund, other than Index Fund and Small Cap Opportunities Fund, may invest in foreign issuers. These investments may involve certain risks. See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors." Under normal circumstances, each of the Equity Funds will invest substantially all of its assets, but not less than 65 percent of its total assets, in equity securities.


INDEX FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. The Fund currently pursues its investment objective by investing all of its investable assets in Index Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.



INVESTMENT POLICIES. The Portfolio is designed to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100 percent or more of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.



The Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Fund. For a description of futures contracts and their risks, see "Appendix A - Futures Contracts and Options."


The Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the Index by Standard & Poor's ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70 percent of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 47 percent of its value. The Index emphasizes large capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.


Neither the Fund nor the Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of the Portfolio or the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.



S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio or the Fund, by the owners of the Portfolio or the Fund, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.


INCOME EQUITY FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation consistent with above-average dividend income. The Fund currently pursues its investment objective by investing all of its investable assets in Income Equity Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.



INVESTMENT POLICIES. Income Equity Portfolio expects to invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Portfolio, Norwest uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Portfolio considers large companies to be those whose market capitalization is at least $600 million at the time of purchase. The Portfolio also may invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. Under normal circumstances, Income Equity Portfolio will not invest more than 10% of its total assets in the securities of a single issuer.


VALUGROWTH STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation.


INVESTMENT POLICIES. The Fund invests primarily in medium- and large-capitalization companies (companies with a market capitalization of greater than $500 million) that, in the view of Norwest, possess above average growth characteristics and appear to be undervalued.



The Fund seeks to identify and invest in companies whose earnings and dividends Norwest believes will grow both faster than inflation and faster than the economy in general and whose growth Norwest believes has not yet been fully reflected in the market price of the companies' shares. In seeking these investments,

Norwest relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, Norwest applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.



The Fund also may invest in selected companies that Norwest regards as "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments are the exception, not the rule, and must satisfy Norwest's valuation parameters. In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers, American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.


DIVERSIFIED EQUITY FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.



INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities. The Fund's portfolio combines five different equity investment styles: (i) an index style;
(ii) an income equity style; (iii) a large company growth style; (iv) small company styles; and (v) an international style. In addition, the Fund allocates the assets dedicated to small company investments to three distinct small company investment styles. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Because Diversified Equity Fund blends five equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends three equity investment styles.


    DIVERSIFIED EQUITY FUND ALLOCATION


    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation of the Fund's assets among the Core Portfolios.



                                                                 CURRENT               RANGE OF
                                                                ALLOCATION            INVESTMENT
                                                         ------------------------  -----------------
Index Portfolio                                                 25%                    23% - 27%
Income Equity Portfolio                                         25%                    23% - 27%
Large Company Growth Portfolio                                  25%                    23% - 27%
  Small Company style                                                        10%       8% - 12%
  Small Company Stock Portfolio                                           3 1/3%
  Small Company Growth Portfolio                                          3 1/3%
  Small Company Value Portfolio                                           3 1/3%
International Portfolio                                         15%                    13% - 17%
                                                               ---
TOTAL FUND ASSETS                                              100%



As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Trust's Board of Trustees and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.


Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

GROWTH EQUITY FUND


INVESTMENT OBJECTIVE. Growth Equity Fund's investment objective is to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund currently invests in various Core Portfolios, each of which invests using a different investment style.



INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the volatility and risk of investing in equity securities. The Fund's portfolio combines three different equity investment styles: (i) a large company growth style; (ii) small company styles; and (iii) an international style. In addition, the Fund allocates the assets dedicated to small company investments to three distinct small company investment styles. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends five equity investment styles.


    GROWTH EQUITY FUND ALLOCATION


    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation of the Fund's assets among the Core Portfolios.



                                                                CURRENT               RANGE OF
                                                               ALLOCATION            INVESTMENT
                                                        ------------------------  -----------------
Large Company Growth Portfolio                                 35%                    32% - 38%
Small Company style                                            35%                    32% - 38%
  Small Company Stock Portfolio                                         11 2/3%
  Small Company Growth Portfolio                                        11 2/3%
  Small Company Value Portfolio                                         11 2/3%
International Portfolio                                        30%                    27% - 33%
                                                              ---
TOTAL FUND ASSETS                                             100%



As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.



Consistent with the Fund's investment objective and policies and under the general supervision of the Trust's Board of Trustees, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Trust's Board of Trustees and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

LARGE COMPANY GROWTH FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the investment adviser believes have superior growth potential. The Fund currently pursues its investment objective by investing all of its investable assets in Large Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.



INVESTMENT POLICIES. The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. Large companies are those whose market capitalizations are at least $500 million at the time of the Portfolio's purchase and whose equity trading volume would permit the sale or purchase of a large position in the securities of the company in 2 or 3 trading days. Market capitalization refers to the total market value of a company's outstanding shares of common stock. In selecting securities for the Portfolio, Norwest seeks issuers whose stock is attractively valued and whose fundamental characteristics both are significantly better than the market average and which support internal earnings growth capability. The Portfolio's assets may be invested in the securities of companies whose growth potential is, in Norwest's opinion, generally unrecognized or misperceived by the market. In addition, the Portfolio may invest up to 20 percent of its total assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers and may attempt to reduce the overall risk of its foreign investments by using foreign currency forward contracts. See "Investment Objectives and Policies - Equity Portfolios - International Fund - Foreign Investment Risks and Considerations." Under normal circumstances, the Portfolio will not invest more than 10 percent of its total assets in the securities of a single issuer. The Portfolio does not currently invest in preferred stock or securities convertible into common stock but reserves the right to do so in the future.


SMALL COMPANY STOCK FUND


INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Small Company Stock Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.


INVESTMENT POLICIES. Small Company Stock Portfolio invests primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small and medium companies are those whose market capitalization is less than $1 billion at the time of purchase, although it is anticipated that investments primarily will be in companies with capitalization of less than $750 million.


In selecting securities for the Portfolio, Norwest seek securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Portfolio invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of Norwest, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. The Advisers believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities.

Securities owned by the Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Portfolio of a portfolio security, to meet redemption requests by shareholders or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.



Small Company Stock Portfolio also may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors."



ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).



Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


SMALL COMPANY GROWTH FUND


INVESTMENT OBJECTIVES. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. The Fund currently pursues its investment objective by investing all of its investable assets in Small Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.



INVESTMENT POLICIES. Small Company Growth Portfolio invests primarily in the common stock of smaller domestic companies that have market capitalizations well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. The Portfolio considers smaller companies to be those with market capitalizations less than $1 billion at the time of the Portfolio's purchase.



In selecting securities for the Small Company Growth Fund, Norwest seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between its share price and takeover/asset value. Norwest may invest up to 10 percent of the total assets of the Portfolio in foreign securities and in American Depository Receipts and other similar securities of foreign issuers. Norwest may not invest more than 10 percent of the total assets of the Portfolio in the securities of a single issuer. The Portfolio does not currently invest in preferred stock and securities convertible into common stock but reserves the right to do so in the future.

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).



Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


SMALL CAP OPPORTUNITIES FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.


INVESTMENT POLICIES. Schroder U.S. Smaller Companies Portfolio seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less.

In its investment approach, Schroder attempts to identify securities of companies which it believes can generate above average earnings growth, selling at favorable prices in relation to book values and earnings. As part of the investment decision, Schroder's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they may help the Portfolio to attain its objective.

The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of Schroder, such investments are warranted to achieve the Portfolio's investment objective.

The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, the Portfolio currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, it is the present intention of the Portfolio to invest no more than 5% of its net assets in debt securities rated below the fourth highest rating category. These securities are commonly known as "high yield/high risk" securities or "junk bonds." The Portfolio will not invest in debt securities that are in default. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. See "Additional Investment Policies and Risk Considerations - Debt Securities." See the SAI for information about the risks associated with investing in junk bonds.

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (i) to attempt to protect against declines in the market value of the Portfolio's securities and thus protect the Fund's net asset value per share against downward market trends; or (ii) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (i) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (ii) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (iii) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail in the SAI.



ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).



Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


CONTRARIAN STOCK FUND


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital appreciation by investing primarily in common stocks for which Norwest believes there is significant potential for price appreciation.



INVESTMENT POLICIES. The basic premise of Norwest's "contrarian" investment approach is to purchase stocks whose prices are temporarily depressed, either because they are out-of-favor with, or simply ignored by, the investment community. Norwest believes that security prices change more than fundamental investment values, as consensus thinking often results in severe undervaluation of securities whose immediate problems are obvious and whose longer term prospects are, therefore, viewed too negatively. This consensus pessimism can create investment opportunity.



The basis of Norwest's contrarian investment approach is the comparison of the value and the price of a security. Norwest generally analyzes a security's value in terms of recovery earnings and potential share price over a three-year investment time horizon. Typically, stocks that Norwest considers for purchase will tend to have significantly depressed prices and relatively low price/book value ratios.


The Fund may invest up to 20% of its assets in securities of foreign issuers and in sponsored and unsponsored American Depository Receipts. For a description of the investment considerations and risk factors of investing in foreign securities, see "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors" below. The Fund may also invest in convertible securities, including convertible debt and convertible preferred stock, that may be rated in any category by an NRSRO or may be unrated.


The Fund also may invest in corporate debt obligations and U.S. Government Securities. These instruments may have fixed, floating or variable rates of interest. These debt securities must be rated in one of the three highest rating categories by an NRSRO or, if unrated by any NRSRO, judged by Norwest to be of comparable quality. See "Additional Investment Policies and Risk Considerations
- Fixed Income Investments and Their Characteristics."



ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that may have reported poor earnings or that may have suffered a cyclical downturn in business. Norwest believes, however, that purchasing securities depressed by temporary factors may provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.


INTERNATIONAL FUND

The Fund is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.


INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Fund currently pursues its investment objective by investing all of its investable assets in International Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.


INVESTMENT POLICIES. Under normal circumstances, International Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in equity securities of companies domiciled outside the United States. International Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. International Portfolio also may invest in the securities of domestic closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. International Portfolio's investments will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, The Netherlands, Hong Kong, Singapore and Australia. In general, International Portfolio will invest only in securities of companies and governments in countries that Schroder, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its assets that may be invested in any one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks.

International Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. International Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to International Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements.

FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, International Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. International Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

International Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which International Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. International Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of International Portfolio's obligations under such contracts would obligate International Portfolio to deliver an amount of foreign currency in excess of the value of International Portfolio's portfolio securities or other assets denominated in the currency. International Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder fails to predict currency values correctly. International Portfolio has no present intention to enter into currency futures or options contracts but may do so in the future.

FOREIGN INVESTMENT CONSIDERATIONS AND RISK FACTORS. All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to International Portfolio's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by International Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and International Portfolio is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after International Portfolio's income has been earned and computed in U.S. dollars may require International Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time International Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, International Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

CORE PORTFOLIO DESCRIPTIONS


MONEY MARKET PORTFOLIO. See "Investment Objectives and Policies - Money Market Funds - Cash Investment Fund and Ready Cash Investment Fund."


POSITIVE RETURN PORTFOLIO. Positive Return Portfolio seeks positive total return each calendar year regardless of the bond market by investing in a portfolio of U.S. Government and corporate fixed income investments. The Portfolio's assets are divided into two components, short bonds with maturities of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Advisers' forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. Accordingly, the average maturity of the Portfolio will vary. It is anticipated that under normal circumstances the Portfolio will have an average dollar-weighted maturity of between 1 and 30 years.


Under normal circumstances, at least 50 percent of the net assets of the Portfolio will be invested in U.S. Government Securities, including Treasury securities. All securities will be, at the time of purchase: (i) rated in one of the two highest long-term rating categories assigned by a NRSRO such as Moody's Investors Service, Standard & Poor's and Fitch Investors Services, L.P.; or (ii) unrated and determined by the Advisers to be of comparable quality. No more than 25 percent of those securities may be in the second highest rating category. Investments may include zero-coupon securities, securities with variable or floating rates of interest and asset-backed securities, but only 25 percent of the net assets allocated to this investment style may be invested in each of these types of securities. The Portfolio may not invest in convertible securities, mortgage pass-through securities or private placement securities. Within these constraints, the Advisers purchase securities that they believe have above-average yields.


STABLE INCOME PORTFOLIO. See "Investment Objectives and Policies - Fixed Income Funds - Stable Income Fund."

MANAGED FIXED INCOME PORTFOLIO. Managed Fixed Income Portfolio seeks consistent fixed income returns by investing primarily in investment grade intermediate-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated, fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Advisers emphasize the use of intermediate maturity securities to lessen duration risk (as described below), while employing low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. Intermediate-term obligations comprise securities with maturities of between 2 and 20 years.


The Portfolio may invest in mortgage-backed securities and other asset-backed securities, although these investments are limited to not more than 50 percent and 25 percent, respectively, of the portfolio's total assets. As part of its asset-backed securities investments, the Portfolio may enter into "dollar roll" transactions and may purchase stripped mortgage-backed securities. The Advisers may invest any amount of the portfolio's assets in U.S. Government Securities, or in the securities of financial institutions, corporations, and others. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 30 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

The Portfolio may invest up to 10 percent of its total assets invested in this style in participations purchased from financial institutions in loans or securities in which the Portfolio may invest directly. The Portfolio may also invest up to 10 percent of its total assets in each of: (i) obligations issued or guaranteed by the governments of countries which Norwest believes do not present undue risk or by those countries' political subdivisions, agencies or instrumentalities; (ii) obligations of supranational organizations; and (iii) obligations of the states, territories or possessions of the United States and their subdivisions, authorities and corporations ("municipal securities").



The Portfolio only purchases securities that are rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. See "Additional Investment Policies and Risk Considerations - Rating Matters" below.


The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 30 years. Under normal circumstances, the Portfolio will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a duration of between 2 and 6 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, is less than the security's stated maturity.


In order to manage the Portfolio's exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Advisers' ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Advisers may on behalf of the Portfolio write covered call and put options, buy put and call options, buy and sell interest rate futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.


TOTAL RETURN BOND PORTFOLIO. See "Investment Objectives and Policies - Fixed Income Funds - Total Return Bond Fund."

INDEX PORTFOLIO. See "Investment Objectives and Policies - Equity Funds - Index Fund."

INCOME EQUITY PORTFOLIO. See "Investment Objectives and Policies - Equity Funds
- Income Equity Fund."

LARGE COMPANY GROWTH PORTFOLIO. See "Investment Objectives and Policies - Equity Funds - Large Company Growth Fund."

SMALL COMPANY STOCK PORTFOLIO. See "Investment Objectives and Policies - Equity Funds - Small Company Stock Fund."

SMALL COMPANY GROWTH PORTFOLIO. See "Investment Objectives and Policies - Equity Funds - Small Company Growth Fund."


SMALL COMPANY VALUE PORTFOLIO. Small Company Value Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Smaller companies are those whose market capitalization is less than $1 billion at the time of purchase.


The Advisers focus on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. The Advisers seek to invest in stocks priced low relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises. Investing in the securities of small companies entails certain risks. See "Investment Objectives and Policies - Equity Funds - Small Company Stock Fund - Additional Investment Considerations and Risk Factors."


ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS.The investments of Small Company Value Portfolio are subject to the risks of investing in smaller capitalization companies. See "Investment Objectives and Policies - Equity Funds
- Small Company Stock Fund" and " - Small Company Growth Fund." While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure). Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.


INTERNATIONAL PORTFOLIO. See "Investment Objectives and Policies - Equity Funds
- International Fund."

4. ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

GENERAL INFORMATION


Each Fund's (and each Core Portfolios') investment objective and all investment policies of the Funds (and the Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or the Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not deemed to be fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval. Likewise, non-fundamental investment policies of the Core Portfolios may be changed by the respective Core Trust's board of trustees ("Core Board") without shareholder approval.



Unless otherwise indicated below, the discussion below of the investment policies of a Fund investing in a single Core Portfolio also refers to the investment policies of that Core Portfolio. A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAIs.


Each investment adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks. As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These policies relate to each Fund and, unless otherwise noted, not to a portion of a Fund invested in a particular investment style.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.



GENERAL MONEY MARKET FUND GUIDELINES



Each Money Market Fund (which for purposes of this section, also includes Money Market Portfolio and Prime Money Market Portfolio) invests only in high quality, short-term money market instruments that are determined by Norwest, pursuant to procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. Each Fund will invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Securities with ultimate maturities of greater than 397 days may be purchased in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities, as described below, may be purchased. The securities in which the Funds may invest may have fixed, variable or floating rates of interest.



Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Fund will not invest more than 5% of its total assets in the securities of any one issuer. Also, a Fund may not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. Those requirements apply with respect to only 75% of the total assets of Municipal Money Market Fund. In addition, to ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.



As used herein, high quality instruments include those that: (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; or (ii) are otherwise unrated and determined by Norwest, pursuant to guidelines adopted by the Board, to be of comparable quality. Except for Municipal Money Market Fund, each Fund will invest at least 95% of its total assets in securities in the highest rating category as determined pursuant to Rule 2a-7. A description of the rating categories of Standard & Poor's, Moody's Investors Service and certain other NRSROs is contained in the SAI.



The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal securities, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Although each Fund only invests in high quality money market instruments, an investment in the Fund is subject to risk even if all securities in the Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes interest rates and/or the issuer's actual or perceived creditworthiness.



COMMON POLICIES OF THE FUNDS


BORROWING


As a fundamental policy, each Money Market Fund, Income Fund, Total Return Bond Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Small Cap Opportunities Fund and Contrarian Stock Fund may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, the Balanced Funds, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of a Fund's net assets. For each Fund and the Core Portfolios, borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of each Fund's assets except in the case of Intermediate Government Income Fund, Diversified Bond Fund and, with respect to their assets invested in Managed Fixed Income Portfolio, the Balanced Funds. Each Fund may enter into reverse repurchase agreements. When a Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, such as reverse repurchase agreements, the Fund does not treat those techniques as involving borrowings (although they may have characteristics and risks similar to borrowings and result in the Fund's assets being leveraged). See "Appendix A - Borrowing and Techniques Involving Leverage."


REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES


Each Fund (except for Treasury Fund) may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.


Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will limit securities lending to not more than 33 1/3% (25% in the case of Small Cap Opportunities Fund) of the value of its total assets.


INDEX FUTURES CONTRACTS



Index Portfolio may invest in index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

A Fund's investment in Index Portfolio subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) imperfect correlations between movements in the prices of futures contracts and movements in the price of the securities hedged which may cause a given hedge not to achieve its objective; (ii) the fact that the skills and techniques needed to trade futures are different from those needed to select the other securities in which the Fund invests; (iii) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; and (iv) the possible need to defer closing out of certain futures contracts to avoid adverse tax consequences.


MARGIN AND SHORT SALES


Except for Intermediate Government Income Fund, no Fund may purchase securities on margin or make short sales of securities, except short sales against the box. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities until the short position is closed out. These prohibitions do not restrict the Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.


DIVERSIFICATION AND CONCENTRATION


Each Fund (other than Colorado Tax-Free Fund and Minnesota Tax-Free Fund) is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, a diversified may not purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Except for Cash investment Fund and Ready Cash Investment Fund, each Fund is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, no Fund (other than Cash investment Fund and Ready Cash Investment Fund) may purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities or repurchase agreements covering U.S. Government Securities. Each Fund reserves the right to invest up to 100% of its investable assets in one or more investment companies such as the Core Portfolios.


ILLIQUID SECURITIES


Each of the Funds limits its purchase of illiquid securities. No Fund may knowingly acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15 percent (10 percent in the case of the Money Market Funds) of the Fund's net assets taken at current value would be invested in securities which are not readily marketable. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board or Core Board). Under the supervision of the Board or Core Board, the Advisers determine and monitor the liquidity of the portfolio securities.



FIXED INCOME INVESTMENTS AND THEIR CHARACTERISTICS


Although each Fund (other than Minnesota Tax-Free Fund and Small Cap Opportunities Fund) only invests in investment grade fixed income securities, including money market instruments, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. The Fixed Income Funds and, with respect to their assets invested in fixed income investment styles, the

Balanced Funds, will invest in securities rated in the categories specified by their investment policies. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuers actual or perceived creditworthiness or ability to meet its obligations.

The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal issuers, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.


Fixed income securities include those issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank. To the extent otherwise permitted, the Funds may invest in these securities if an investment adviser believes that the securities do not present risks inconsistent with a Funds' investment objective.


VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest (including mortgage-related securities) may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage- related securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield. Total Return Bond Fund limits its investment in variable and floating rate securities to 5% of its assets.


There may not be an active secondary market for certain floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights (such as puts) it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. Norwest monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.


The Funds, except U.S. Government Fund and Treasury Fund, also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when Norwest believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that an Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.


RATING MATTERS

The Funds' investments are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund (other than Minnesota Tax-Free Fund and Small Cap Opportunities
Fund) will generally buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO, although certain Funds have greater restrictions. Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's Investor Service ("Moody's") and BBB in the case of Standard & Poor's ("S&P") and Fitch Investors Services, L.P. ("Fitch"); the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch.


The Funds also may purchase unrated securities if an Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by an Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if an Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


TEMPORARY DEFENSIVE POSITION


When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (i) short-term U.S. Government Securities; (ii) certificates of deposit, bankers acceptances and interest-bearing savings deposits of commercial banks doing business in the United States (United States banks in the case of Small Cap Opportunities Fund); (iii) commercial paper; (iv) repurchase agreements; and (v) shares of money market funds registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the investment adviser to be of comparable quality. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above (in United States banks in the case of Small Cap Opportunities Fund). Except during periods when the Fund assumes a temporary defensive position, each Equity Fund will have at least 65% of its total assets invested in common stock. International Portfolio and may hold cash and bank instruments denominated in any major foreign currency.



When a Tax-Exempt Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and applicable state income taxes on a greater portion of their income dividends received from the Fund.


PORTFOLIO TRANSACTIONS

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective adviser. The investment advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Funds' policy of obtaining the best price consistent with quality of execution of transactions, each investment adviser may employ broker-dealer affiliates of the investment adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. The Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board or the Core Boards, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the investment adviser directing the transaction receive brokerage transactions in recognition of research services provided to the adviser. The investment advisers may effect transactions for the Funds (or the Portfolios) through brokers who sell Fund shares. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions.


The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fixed Income Fund or Tax-Exempt Fixed Income Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Funds' portfolio turnover is reported under "Financial Highlights." Schroder anticipates that the annual portfolio turnover rate of U.S. Small Companies Portfolio, and Norwest anticipates that the annual portfolio turnover rate of Limited Term Tax-Free Fund, will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund or a Portfolio and a possible increase in short-term capital gains or losses. Tax rules applicable to short-term trading may effect the timing of portfolio transactions or the ability to realize short-term trading profits or establish short-term positions.


5. MANAGEMENT OF THE FUNDS


The business of the Trust is managed under the direction of the Board of Trustees, and the business of each Core Portfolio is managed under the direction of that investment company's Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Funds (except Small Cap Opportunities Fund and International Fund) and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services indirectly to each Fund that operates in a Core and Gateway Structure (other than Schroder U.S. Smaller Companies Portfolio and International Portfolio) through its investment advisory services to the Core Portfolios. Norwest provides its investment advisory services directly to the other Funds. In addition, subject to the general supervision of the Board, Norwest continuously reviews and determines the allocation of the assets of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, and Growth Equity Fund among the various investment styles and Core Portfolios in which those Funds invest. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately $42.6 billion.



SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Subject to the general supervision of the Core Boards, Schroder Capital Management International Inc. makes investment decisions for Schroder U.S. Smaller Companies Portfolio (in which Small Cap Opportunities Fund invests) and International Portfolio (in which International Fund invests) and continuously reviews, supervises and administers those Portfolio's investment programs.



INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, certain of the Core Portfolios and Norwest, and Contrarian Stock Fund at Norwest have retained the services of the Subadvisers as follows:



                                                                                                   INVESTMENT
                                                                                                   SUBADVISER
FUND                                           CORE PORTFOLIO(S)                               OF CORE PORTFOLIO
---------------------------------------------  ---------------------------------------------  --------------------
Stable Income Fund                             Stable Income Portfolio                        Galliard
Diversified Bond Fund                          Positive Return Bond Portfolio                 Peregrine
                                               Managed Fixed Income Portfolio                 Galliard
                                               Total Return Bond Portfolio                    UCM
Total Return Bond Fund                         Total Return Bond Portfolio                    UCM
Conservative Balanced Fund                     Stable Income Portfolio                        Galliard
                                               Positive Return Portfolio                      Peregrine
                                               Managed Fixed Income Portfolio                 Galliard
                                               Total Return Bond Portfolio                    UCM
                                               Large Company Growth Portfolio                 Peregrine
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
Moderate Balanced Fund                         Stable Income Portfolio                        Galliard
                                               Positive Return Portfolio                      Peregrine
                                               Managed Fixed Income Portfolio                 Galliard
                                               Total Return Bond Portfolio                    UCM
                                               Large Company Growth Portfolio                 Peregrine
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine

                                                                                                   INVESTMENT
                                                                                                   SUBADVISER
FUND                                           CORE PORTFOLIO(S)                               OF CORE PORTFOLIO
---------------------------------------------  ---------------------------------------------  --------------------
Growth Balanced Fund                           Positive Return Portfolio                      Peregrine
                                               Managed Fixed Income Portfolio                 Galliard
                                               Total Return Bond Portfolio                    UCM
                                               Large Company Growth Portfolio                 Peregrine
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
Diversified Equity Fund                        Large Company Growth Portfolio                 Peregrine
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
Growth Equity Fund                             Large Company Growth Portfolio                 Peregrine
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
Large Company Growth Fund                      Large Company Growth Portfolio                 Peregrine
Small Company Stock Fund                       Small Company Stock Portfolio                  Crestone
Small Company Growth Fund                      Small Company Growth Portfolio                 Peregrine

                                                                                                   INVESTMENT
FUND                                           CORE                                                SUBADVISER
---------------------------------------------  ---------------------------------------------  --------------------
Contrarian Stock Fund                          N/A                                            UCM



Galliard, UCM, Peregrine and Crestone make investment decisions for the Fund or Core Portfolios to which they act as investment subadviser and continuously review, supervise and administer those Funds' or Core Portfolios' investment programs with respect to that portion, if any, of the Fund's or Portfolios assets that Norwest believes should be managed by the Subadviser. Currently, each Subadviser manages all of the assets of each Fund and Core Portfolio that they subadvise. Norwest supervises the performance of each Subadviser, including their adherence to the Funds' and Portfolios' investment objectives and policies.



SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The Schroder Group specializes in providing investment management services and has assets under management in excess of $150 billion.



GALLIARD CAPITAL MANAGEMENT, INC. Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisory subsidiary of Norwest Bank. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of March 31, 1997 Galliard managed over $2.95 billion in assets.



UNITED CAPITAL MANAGEMENT. UCM, which is located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274, is a division of Norwest Bank Colorado, N.A., a subsidiary of Norwest Corporation. UCM provides specialized investment advisory services to various institutional pension accounts. As of March 31, 1997 UCM managed over $2.05 billion in assets.

PEREGRINE CAPITAL MANAGEMENT, INC. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. As of March 31, 1997 Peregrine managed over $4.25 billion in assets.



CRESTONE CAPITAL MANAGEMENT, INC. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111, is an investment adviser subsidiary of Norwest Bank. Crestone provides investment advice regarding companies with small market capitalization to various clients, including institutional investors. As of December 31, 1996, Crestone managed assets with a value of approximately $465 million.



PORTFOLIO MANAGERS. Many persons on the advisory staffs of Norwest, Schroder and each Subadviser contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date, Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers associated with Norwest may perform portfolio management and other duties for Norwest Bank.



    CASH INVESTMENT FUND/READY CASH INVESTMENT FUND/MONEY MARKET PORTFOLIO/RATED MONEY MARKET PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest for 16 years, the last 8 years as a Vice President and Senior Portfolio Manager. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Ms. White began serving as a portfolio manager of Cash Investment Fund and Ready Cash Investment Fund in 1991.



    U.S. GOVERNMENT FUND - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White see "Cash Investment Fund/Ready Cash Investment Fund" above. Ms. White began serving as a portfolio manager of the Fund in 1991.



    TREASURY FUND - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White see "Cash Investment Fund/Ready Cash Investment Fund" above. Ms. White began serving as a portfolio manager of the Fund in 1991.



    MUNICIPAL MONEY MARKET FUND - David D. Sylvester. For a description of Mr. Sylvester see "Cash Investment Fund/Ready Cash Investment Fund" above.



    STABLE INCOME FUND/STABLE INCOME PORTFOLIO - Karl P. Tourville. Mr. Tourville has been a principal of Galliard since 1995. He has been associated with Norwest and its affiliates since 1986, most recently as Vice President and Senior Portfolio Manager of Norwest Bank.



    INTERMEDIATE GOVERNMENT INCOME FUND - Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1992. Ms. Grace was a portfolio manager of Norwest Bank from 1992-1993; an Institutional Salesperson with Norwest Investment Services, Inc. from 1991-1992; a portfolio manager with United Banks of Colorado from 1989-1991; and Vice President and portfolio manager with Colombia Savings and Loan from 1987-1989.



    DIVERSIFIED BOND FUND - The day-to-day management of this Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for each of the Core Portfolios in which the Fund invests. Mr. Giese, portfolio manager of Positive Return Portfolio, has served as a portfolio manager of the Fund since 1995. Mr. Merriam, portfolio manager of Managed Fixed Income Portfolio, has served as a portfolio manager of the Fund since 1995. Mr. Kinney, portfolio manager of Total Return Bond Portfolio, has served as a portfolio manager of the Fund since 1995.



    INCOME FUND - Ms. Marjorie H. Grace, CFA. For a description of Ms. Grace, see "Intermediate Government Income Fund" above. Ms. Grace has served as a portfolio manager for the Fund since May 1995.



    TOTAL RETURN BOND FUND/TOTAL RETURN BOND PORTFOLIO - Mr. David B. Kinney. Mr. Kinney is a Vice President of UCM. He has been associated with Norwest and its affiliates since 1981.



    LIMITED TERM TAX-FREE FUND - Mr. William T. Jackson. Mr. Jackson has been a Vice President of Norwest since 1993. Prior thereto, Mr. Jackson was a Senior Vice President and Institutional Sales Manager with Norwest Investment Services from 1992-1993; a Vice President and Municipal Bond Trading Manager from 1991-1992; and a Vice President and Municipal Bond Trader with Kemper Securities, Inc., from 1984-1991.



    TAX-FREE INCOME FUND - Mr. William T. Jackson. For a description of Mr. Jackson, see "Limited Term Tax-Free Fund" above. Mr. Jackson, has served as portfolio manager of the Fund since 1993.



    COLORADO TAX-FREE FUND - Mr. William T. Jackson. For a description of Mr. Jackson, see "Limited Tax-Free Income Fund" above. Mr. Jackson has served as portfolio manager of the Fund since July 1995.



    MINNESOTA TAX-FREE FUND - Ms. Patricia D. Hovanetz, CFA. Ms. Hovanetz, a Vice President of Norwest, has been associated with Norwest for more than 25 years in various capacities related to municipal bond investments. Ms. Hovanetz has been a municipal bond fund portfolio manager since 1988 and has served as portfolio manager of the Fund since 1991.



    CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND AND GROWTH BALANCED FUND
    - The day-to-day management of each Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio. For example, there are twelve portfolio managers of Growth Balanced Fund - the portfolio managers of Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Portfolio, Total Return Bond Portfolio, Managed Fixed Income Portfolio and Positive Return Portfolio.



    INDEX FUND/INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester and Ms. White began serving as portfolio managers of Index Portfolio on January 1, 1996. For a description of Mr. Sylvester and Ms. White see "Cash Investment Fund/Ready Cash Investment Fund" above.



    INCOME EQUITY FUND/INCOME EQUITY PORTFOLIO - David L. Roberts. Mr. Roberts has been a Senior Vice President of Norwest since 1991. Mr. Roberts has been associated with Norwest and its affiliates for over 20 years in various investment related capacities.



    VALUGROWTH STOCK FUND - Mr. David S. Lunt, CFA. Mr. Lunt is a Vice President of Norwest and has been associated with Norwest and its affiliates since 1992. Prior thereto he was a portfolio manager for FirsTier Bank and a securities analyst for Woodmen Accident and Life Company. Mr. Lunt received an MBA from the University of Nebraska at Omaha.



    DIVERSIFIED EQUITY FUND AND GROWTH EQUITY FUND - The day-to-day management of each Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio. For example, there are six portfolio managers of Growth Equity Fund - the portfolio managers of Large Company Growth Portfolio, Small Company Stock Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and International Portfolio.



    LARGE COMPANY GROWTH FUND/LARGE COMPANY GROWTH PORTFOLIO - John S. Dale. Mr. Dale is a Senior Vice President of Peregrine. Mr. Dale has held various investment management positions with Norwest, Peregrine and their affiliates since 1968.



    SMALL COMPANY STOCK FUND/SMALL COMPANY STOCK PORTFOLIO - Kirk McCown, CFA. Mr. McCown is founder, President and a Director of Crestone, which was incorporated in 1990.



    SMALL COMPANY GROWTH FUND/SMALL COMPANY GROWTH PORTFOLIO - Robert B. Mersky. Mr. Mersky is the President of Peregrine Capital Management, Inc. Mr. Mersky has held various investment management positions with Norwest, Peregrine and their affiliates since 1977. From 1980 to 1984 he was head of investments for Norwest Bank.



    SMALL CAP OPPORTUNITIES FUND/SCHRODER U.S. SMALLER COMPANIES PORTFOLIO - Ms. Fariba Talebi. Ms. Talebi is a Group Vice President of Schroder, leads an investment committee, and is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Talebi has been employed by Schroder in the investment research and portfolio management areas since 1987.



    CONTRARIAN STOCK FUND - Mr. W. Lon Schreur, CFA. Mr. Schreur is the President of UCM, a position he has held for sixteen years.



    INTERNATIONAL FUND/INTERNATIONAL PORTFOLIO - Mark J. Smith, a Director and First Vice President of Schroder along with Michael Perelstein, a Senior Vice President of Schroder, with the assistance of an SCMI investment committee. Mr. Smith has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Since January 1997, Messrs. Smith and Perelstein have served as portfolio managers of International Portfolio.



    POSITIVE RETURN PORTFOLIO - William D. Giese. Mr. Giese is a Senior Vice President of Peregrine. Mr. Giese has been a portfolio manager of Peregrine for over ten years and has over 20 years experience in fixed income securities management.



    MANAGED FIXED INCOME PORTFOLIO - Richard Merriam. Mr. Merriam has been a principal of Galliard since 1995. Prior thereto, he was the Chief Investment Officer of Insight Investment Management and prior thereto was associated with Washington Square Capital.



    SMALL COMPANY VALUE PORTFOLIO - Tasso H. Coin, Jr. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995 he was a research officer at Lord Asset Management, an investment adviser and prior thereto was associated with Morgan Stanley Asset Management.


ADVISORY FEES. For their services, Norwest and Schroder receive investment advisory fees from the Funds (or to the extent a Fund invests in a single Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.

FUND                                                                             INVESTMENT ADVISORY FEE
----------------------------------------------------------------------  ------------------------------------------
Cash Investment Fund
  (Prime Money Market Portfolio)                                        0.40% (first $300 million of assets)
                                                                        0.36% (next $400 million of assets)
                                                                        0.32% (remaining assets)
  (Money Market Portfolio)                                              0.20% (first $300 million of assets)
                                                                        0.16% (next $400 million of assets)
                                                                        0.12% (next $300 million of assets)

Ready Cash Investment Fund
  (Prime Money Market Portfolio)                                        0.40% (first $300 million of assets)
                                                                        0.36% (next $400 million of assets)
                                                                        0.32% (remaining assets)

U.S. Government Fund and Treasury Fund                                  0.20% (first $300 million of assets)
                                                                        0.16% (next $400 million of assets)
                                                                        0.12% (remaining assets)

Municipal Money Market Fund                                             0.35% (first $500 million of assets)
                                                                        0.325% (next $500 million of assets)
                                                                        0.30% (remaining assets)
Stable Income Fund (Stable Income Portfolio)                                              0.30%
Intermediate Government Income Fund                                                       0.33%
Income Fund                                                                               0.50%
Total Return Bond Fund (Total Return Bond Portfolio)                                      0.35%
Limited Term Tax-Free Fund                                                                0.50%
Tax-Free Income Fund                                                                      0.50%
Colorado Tax-Free Fund and Minnesota Tax-Free Fund                      0.50% (first $300 million of assets)
                                                                        0.46% (next $400 million of assets)
                                                                        0.42% (remaining assets)
Index Fund (Index Portfolio)                                                              0.15%
Income Equity Fund (Income Equity Portfolio)                                              0.50%
ValuGrowth Stock Fund                                                   0.80% (first $300 million of assets)
                                                                        0.76% (next $400 million of assets
                                                                        0.72% (remaining assets)

Large Company Growth Fund
  (Large Company Growth Portfolio)                                                        0.65%
Small Company Stock Fund
  (Small Company Stock Portfolio)                                                         0.90%
Small Company Growth Fund
  (Small Company Growth Portfolio)                                                        0.90%
Small Cap Opportunities Fund
  (Schroder U.S. Smaller Companies Portfolio)                                             0.60%

FUND                                                                             INVESTMENT ADVISORY FEE
----------------------------------------------------------------------  ------------------------------------------
Contrarian Stock Fund                                                   0.80% (first $300 million of assets)
                                                                        0.76% (next $400 million of assets)
                                                                        0.72% (remaining assets)
International Fund
  (International Portfolio)                                                               0.45%



With respect to Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund, Norwest receives investment advisory fees for its Asset Allocation Services and Norwest and Schroder receive investment advisory fees from the Core Portfolios in which the Funds invest at the following annual rates of the Fund's or Portfolios' average daily net assets. The total fee payable by a Fund through its investments in Core Portfolios will vary based on the percentage of its assets invested in each Core Portfolio.



FUND OR CORE PORTFOLIO                                                            INVESTMENT ADVISORY FEE
------------------------------------------------------------------------  ----------------------------------------
Diversified Bond Fund (for Asset Allocation Services)                                      0.25%
Conservative Balanced Fund (for Asset Allocation Services)                                 0.25%
Moderate Balanced Fund (for Asset Allocation Services)                                     0.25%
Growth Balanced Fund (for Asset Allocation Services)                                       0.25%
Diversified Equity Fund (for Asset Allocation Services)                                    0.25%
Growth Equity Fund (for Asset Allocation Services)                                         0.25%

Money Market Portfolio                                                      0.20% (first $300 million of assets)
                                                                            0.16% (next $400 million of assets)
                                                                          0.12% (remaining assets)
Stable Income Portfolio                                                                    0.30%
Total Return Bond Portfolio                                                                0.35%
Managed Fixed Income Portfolio                                                             0.35%
Positive Return Portfolio                                                                  0.35%
Index Portfolio                                                                            0.15%
Income Equity Portfolio                                                                    0.50%
Large Company Growth Portfolio                                                             0.65%
Small Company Stock Portfolio                                                              0.90%
Small Company Growth Portfolio                                                             0.90%
Small Company Value Portfolio                                                              0.90%
International Portfolio                                                                    0.45%



Norwest (and not the Funds or Core Portfolios) pays each Subadviser a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Funds or Core Portfolios to Norwest for investment advisory services.



Each Fund investing its assets in one or more Core Portfolio may withdraw its investments from its corresponding Core Portfolio(s) at any time if the Board determines that it is in the best interests of the Fund to do so. See "Other Information - Core and Gateway Structure." Accordingly, each of these Funds has retained Norwest as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Core Portfolio, to the extent the Fund invested in a Core Portfolio advised by Schroder or a Subadviser, the Fund has retained Schroder and that Subadviser as an investment subadviser. Under these "dormant" investment advisory arrangements, none of Norwest, Schroder or any Subadviser receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio(s) or any other investment companies. In the event that Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company

Growth Fund, Small Cap Opportunities Fund or International Fund were to withdraw there assets from their respective Core Portfolio, Norwest would receive an investment advisory fee at an annual rate of 0.35%, 0.35%, 0.15%, 0.50%, 0.65%, 0.90%, 0.90%, 0.925% and 0.85% of the Funds' average daily net assets, respectively. Similarly, to the extent Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund or Growth Equity Fund were to withdraw any or all of their assets from their respective Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.35%, 0.48%, 0.53%, 0.58%, 0.65% and 0.90% of the Funds' average daily net assets, respectively. To the extent Cash Investment Fund was to withdraw any or all of its assets from its respective Core Portfolios, Norwest would receive an investment advisory fee at an annual rate equal to that paid by Money Market Portfolio. Pursuant to the Funds' dormant investment subadvisory agreement, Norwest (and not the Funds) would pay Schroder and each Subadviser, as applicable, a fee for its investment subadvisory services.


MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES


As manager Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others, including the Funds' custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of dividends and distributions to shareholders.



As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and FAS each receives a fee with respect to each Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets.



FAS also serves as an administrator of each Core Portfolio (except Schroder U.S. Smaller Companies Portfolio) and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio) at an annual rate of 0.10% of the Portfolio's average daily net assets. Schroder Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Forum serves as the subadministrator of that Portfolio. Schroder Advisors and Forum provide certain management and administrative services necessary for the Portfolio's operations, other than the administrative services provided to the Portfolio by Schroder. For their services, Schroder Advisors. Inc. receives no fee from the Portfolio and Forum receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets.


In addition, pursuant to a separate agreement, Norwest receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the applicable Core Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Core Portfolio. Small Cap Opportunities Fund and International Fund incur total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.


Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.


Forum also acts as the distributor of the Shares but receives no fees for these services. From its own resources, Forum may pay fees to broker-dealers or other persons for distribution or other services related to the Funds. None of the Funds has adopted a plan of distribution applicable to the Shares.

SHAREHOLDER SERVICING AND CUSTODY


Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund (0.20% in the case of Cash Investment Fund and 0.10% plus expenses in the case of Institutional Shares).



Norwest Bank also serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.01% of the next $200 million of the Fund's or Core Portfolio's average daily net assets and 0.005% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is payable by a Fund to the extent the Fund is invested in a Core Portfolio. With respect to International Portfolio, Norwest receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets. The Chase Manhattan Bank, N.A. serves as custodian of Schroder U.S. Smaller Companies Portfolio and is paid a fee for its services.


EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.


Norwest has agreed to waive its investment advisory fee for Money Market Portfolio through May 31, 1999 to the extent that the fee exceeds an annual rate of 0.10% of the Portfolio's average daily net assets. In addition, Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at the same level as the Fund's total operating expenses prior to May 31, 1997 (0.48%). Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.



Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain each of Ready Cash Investment Fund's, Total Return Bond Fund's and Small Company Stock Fund's total combined operating expenses through May 31, 1998 at the same levels as the respective Fund's total operating expenses prior to May 31, 1997 (0.48% and 0.82% in the case of Ready Cash Investment Fund Institutional Shares and Investor Shares, 0.75% in the case of Total Return Bond Fund and 1.20% in the case of Small Company Stock Fund). After May 31, 1998, any proposed reduction in the amount of those waivers and reimbursements would be reviewed by the Board.



Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Bond Fund, Conservative Bond Fund, Moderate Bond Fund, Growth Bond Fund, Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed in the aggregate 0.45%, 0.55%, 0.63%, 0.68%, 0.75% and 1.00%, respectively (the "Waiver"). After May 31, 1999, each fund's aggregate payment for those services could increase if the Waiver was reduced or eliminated. Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.


Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.


The expenses of each Fund that invest in one or more Core Portfolios include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.


6. PURCHASES AND REDEMPTIONS OF SHARES

I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares and the single class of shares offered by each of Cash Investment Fund, U.S. Government Fund and Treasury Fund are designed primarily for institutional clients. Investor Shares are offered to retail customers. Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of an order on every weekday except customary national holidays and Good Friday ("Fund Business Day").


GENERAL PURCHASE INFORMATION



Investments in the Funds may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in the Funds' shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.


You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S. bank), by bank or federal funds wire transfer, or by electronic bank transfer; cash cannot be accepted.

When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.



Shares of each Fund are offered without a sales charge and may be redeemed without charge. The minimum investment in Investor Shares and I Shares is $1,000; the minimum subsequent investment in Investor Shares and I Shares is $100. The minimum investment amount in Institutional Shares and for Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund is $100,000 and there is no minimum subsequent investment for those shares. Shareholders who elect to purchase Investor Shares or I Shares through electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimums. See "Purchases and Redemptions of Shares - Shareholder Services - Automatic Investment Plan" and "Dividends, Distributions and Tax Matters."


Shares of the Funds become entitled to receive dividends on the next Fund Business Day after a purchase or order for the Shares is accepted, except that Shares of the Money Market Funds become entitled to receive dividends on the Fund Business Day that a purchase order is accepted. With respect to the Money Market Funds, an investor's order will not be accepted or invested by a Fund during the period before the Fund's receipt of immediately available funds. For the Money Market Funds, purchase and redemption orders will be accepted on Fund Business Days only until the times indicated below.


                                                            Order Must Be   Payment Must Be
Money Market Fund                                            Received By      Received By
----------------------------------------------------------  --------------  ----------------
Cash Investment Fund                                          3:00 p.m.        4:00 p.m.
Ready Cash Investment Fund                                    3:00 p.m.        4:00 p.m.
U.S. Government Fund                                          2:00 p.m.        4:00 p.m.
Treasury Fund                                                 1:00 p.m.        4:00 p.m.
Municipal Money Market Fund                                   12:00 p.m.       4:00 p.m.



All times referenced in the above table are Eastern Time. The Trust reserves the right to close early and advance the time by which the Money Market Funds must receive purchase or redemption orders and payments on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may affect a Fund's trading hours.


The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:


             Norwest Funds
             [Name of Fund]
             Norwest Bank Minnesota, N.A.
             Transfer Agent
             733 Marquette Avenue
             Minneapolis, MN 55479-0040


To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.


BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.



For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.



BY BANK WIRE. To make an initial investment in a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:



             Norwest Bank Minnesota, N.A.
             ABA 091 000 019
             For Credit to: Norwest Funds 0844-131
             Re: [Name of Fund][Name of Shares if applicable]
             Account Number:
             Account Name:



The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.


THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, FFSI or their affiliates may be Processing Organizations. Financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations may also enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.


SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

GENERAL REDEMPTION INFORMATION

Fund shares may be redeemed at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends after the day on which the redemption is effective, except that Shares of the Money Market Funds are not entitled to receive dividends on the day on with the redemption is effective. For the Money Market Funds, redemption orders are accepted up to the times indicated under "Purchases and Redemptions of Shares - General Purchase Information." The Trust reserves the right to close early and to advance the times by which the Money Market Funds must receive purchase or redemption orders. See "Purchase and Redemption of Shares - General Purchase Information."

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.


To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) endorsement on a share certificate; (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.



Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.


Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

Shareholders who have invested directly in a Fund may redeem their shares as described below. Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described under "Purchases and Redemptions of Shares - Purchase Procedures - Through Financial Institutions." Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "Purchases and Redemptions of Shares - General Redemption Information."


BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "Purchases and Redemptions of Shares - General Redemption Information."



BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.


EXCHANGES


Shareholders of I Shares and Institutional Shares and shareholders of U.S. Government Fund and Treasury Fund may exchange their Shares for I Shares, for Institutional and for Shares of U.S. Government Fund and Treasury Fund. Shareholders of Investor Shares may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other funds of the Trust. The Trust may in the future create additional classes of funds the shares of which will be exchangeable with the Shares of the Funds. A current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make; the Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a Fund if that Fund's shares may legally be sold in the shareholder's state of residence.


The Funds and federal tax law treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be materially amended or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAIs.


BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "Purchases and Redemptions of Shares - General Redemption Information."


BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange by calling the Transfer Agent at (800) 338-1348 or
(612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "Purchases and Redemptions of Shares - General Redemption Information."


SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan which is available to shareholders that invest in I Shares of each Fund and to shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the Automatic Investment Plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholders account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "General Redemption Information."

INDIVIDUAL RETIREMENT ACCOUNTS


Except for Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds, the Funds may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.



The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.


AUTOMATIC WITHDRAWAL PLAN

A shareholder of a Fund, other than a shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Institutional Shares of Municipal Money Market Fund, whose shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. A shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund or Institutional Shares of Municipal Money Market Fund whose shares in a single account total $10,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

CHECKWRITING

Shareholders of the Money Market Funds wishing to establish checkwriting privileges may do so by completing an application, which may be obtained by writing or calling the Funds or the Transfer Agent. After the application is properly completed and returned to a Fund, the shareholder will be supplied with checks which may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by the Transfer Agent as agent for the shareholder. Any shares for which certificates have been issued may not be redeemed by check. If the amount of a check is greater than the value of the uncertificated shares held in the shareholder's account, the check will not be honored. Fund shares may not be redeemed until the check used to purchase the shares has cleared (which may take 15 or more days). A shareholder may not liquidate the shareholder's entire account by means of a check. Shareholders will be subject to the rules and regulations of the Transfer Agent pertaining to the checkwriting privilege as amended from time to time. Checkwriting procedures may be changed, modified or terminated at any time by the Trust or the Transfer Agent upon written notification to the shareholder.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

7. DIVIDENDS AND TAX MATTERS



DIVIDENDS



Dividends of net investment income of each Money Market Fund, each Fixed Income Fund (other than Stable Income Fund, Diversified Bond Fund and Intermediate Government Income Fund) and each Tax Exempt Fixed Income Fund are declared daily and paid monthly. Dividends of Stable Income Fund's, Diversified Bond Fund's and Intermediate Government Income Fund's net investment income are declared and paid monthly. Dividends of Income Equity Fund's, ValuGrowth Stock Fund's, Small Company Stock Fund's and Contrarian Stock Fund's net investment income are declared and paid quarterly. Dividends of each other Fund's net investment income are declared and paid at least annually. Distributions of net capital gain, if any, realized by a Fund are distributed annually.



Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.



Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.


TAX MATTERS


Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.



Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Distributions of net long-term capital gain by a Fund are taxable to shareholders of the Fund as long-term capital gain regardless of the length of time the shareholder may have held Shares in the Fund at the time of distribution. If a shareholder holds Shares for six months or less and during that period receives a long-term capital gain distribution, any loss realized on the sale of the Shares during that six-month period would be a long-term capital loss to the extent of the distribution.



Dividends (other than those of Funds that declare dividends daily) and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, these dividends or a distribution made shortly after the purchase of Shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder as described above.



It is expected that a portion of the dividends of each Equity Fund, except International Fund, and each Balanced Fund will qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year. To the extent International Fund invests in the securities of domestic issuers, the dividends of the Fund may qualify for the dividends received deduction for corporations.


CORE PORTFOLIOS


Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as partnerships for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' holdings of the Core Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Core Portfolio.


FUNDS INVESTING IN FOREIGN SECURITIES


Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. International Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio. Shareholders of that Fund will be notified of their share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.


TAX EXEMPT DISTRIBUTIONS


Dividends paid by Municipal Money Market Fund or by a Tax-Exempt Fixed Income Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to federal income tax in the hands of the Fund's shareholders. Persons who are substantial users or related persons thereof of facilities financed by private activity securities held by a Fund, however, may be subject to federal income tax on their pro rata share of the interest income from those securities and should consult their tax advisers before purchasing Shares. Interest on certain private activity securities issued after August 7, 1986 is treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations. In addition, exempt-interest dividends are included in the "adjusted current earnings" of corporations for AMT purposes.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for federal income tax purposes. Under rules for determining when borrowed funds are used for purchasing or carrying particular assets, Shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the Shares. Substantially all of the dividends paid by Municipal Money Market Fund and by each Tax-Exempt Fixed Income Fund are anticipated to be exempt from federal income taxes.



Shortly after the close of each calendar year, a statement is sent to each shareholder of Municipal Money Market Fund and Tax-Exempt Fixed Income Fund advising the shareholder of the portion of the Fund's dividends that is derived from obligations of issuers in the various states and the portion of the Fund's dividends that is exempt from federal income taxes. These portions are determined for a Fund's entire year and, thus, are annual averages, rather than day-by-day determinations for each shareholder.



MUNICIPAL MONEY MARKET FUND, LIMITED TAX-FREE FUND AND TAX-FREE INCOME FUND. The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a Fund which may differ from the federal income tax consequences described above.

COLORADO TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Colorado personal income tax. Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT, because interest on Colorado private activity bonds is not a preference item for Colorado income tax purposes. Furthermore, Colorado has no corporate alternative minimum tax. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt interest dividends paid by the Fund will be subject to Colorado income tax.



MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest dividends paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest dividends paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.


Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. Such treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken, in light of its current investment objectives and investment policies.


The Minnesota alternative minimum tax on resident individuals is based in part on their federal alternative minimum taxable income. Accordingly, individual shareholders of the Fund may be subject to the Minnesota alternative minimum tax on exempt-interest dividends paid by the Fund which are attributable to interest received by the Fund on certain private activity securities issued after August 7, 1986, even though those dividends are exempt from the regular Minnesota personal income tax.


MISCELLANEOUS


Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.



Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.


8. OTHER INFORMATION

BANKING LAW MATTERS


Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment.


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Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of each Fund, except the Money Market Funds, is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The net asset value per share of each class of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund is determined as of 3:00 p.m., 2:00 p.m., 1:00 p.m. and 12:00 p.m. Eastern Time, respectively, in the same manner as indicated above. Securities owned by a Fund or Portfolio (other than a Money Market Fund or Portfolio in which a Money Market Fund invests) for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds do not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



In order to maintain a stable net asset value per share of $1.00, the portfolio securities of each Money Market Fund and Core Portfolio in which a Money Market Fund invests are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value of a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material effect on shareholders.



Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.


All assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

PERFORMANCE INFORMATION


A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield for the Money Market Funds, a Fund takes the income it earned from its investments for a 7-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 7-day period. With respect to each of the other Funds, to calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated federal, state or combined federal and state tax rate.



A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.



The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.


THE TRUST AND ITS SHARES


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as I Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.


OTHER CLASSES OF SHARES


Cash Investment Fund, U.S. Government Fund and Treasury Fund currently issue one class of shares. Ready Cash Investment Fund currently issues two classes of shares - Investor Shares and Exchange Shares. Municipal Money Market Fund currently issues two classes of shares - Institutional Shares and Investor Shares. The other Funds issue three classes of shares, I Shares, A Shares and B Shares. A Shares and B Shares are offered to retail investors. A Shares charge a front-end sales charge and B Shares (and Exchange Shares) charge a contingent deferred sales charge. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information on the other classes.


SHAREHOLDER VOTING AND OTHER RIGHTS


Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any distribution plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.



Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the respective Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.



As of May 1, 1997, Dentru & Co., a nominee of Norwest Bank Colorado, N.A. through which some of that Bank's customers own shares of the Funds: (i) may be deemed to have controlled Colorado Tax-Free Fund; (ii) owned of record more than 25% of the outstanding I Shares of Colorado Tax-Free Fund; and (iii) owned of record more than 25% of the outstanding I Shares of Contrarian Stock Fund. As of the same date, Norwest Limited Term Tax-Exempt Bond Fund and Norwest Tax-Exempt Bond Fund, each a Norwest Bank-sponsored collective trust fund that comprises assets of customers of Norwest Bank, may be deemed to have controlled Limited Term Tax-Free Fund and Tax-Free Income Fund, respectively. As of the same date Seret & Co., a nominee of Norwest Bank Colorado, N.A. through which some of that Bank's customers own shares of the Funds: (i) may be deemed to have controlled Total Return Bond Fund; and (ii) owned of record more than 25% of the outstanding I Shares of Contrarian Stock Fund. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.



CORE AND GATEWAY STRUCTURE



Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund and International Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Cash Investment Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund each seek to achieve its investment objective by investing all or a part of its assets in two or more Core Portfolios. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Schroder U.S. Smaller Companies Portfolio is a separate series of Schroder Capital Funds, a business trust organized under the laws of the State of Delaware in 1995. Each other Core Portfolio is a separate series of Core Trust (Delaware), a business trust organized under the laws of the State of Delaware in 1994. Each Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of a Core Trust.

THE CORE PORTFOLIOS. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of June 1, 1997, two or more funds of the Trust invested in each Core Portfolio (except Schroder U.S. Smaller Companies Portfolio). As of that date, one other mutual fund invested in Schroder U.S. Smaller Companies Portfolio.



A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from the Core Trusts by calling Forum at
(207) 879-0001.



CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Funds' investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if International Portfolio had a large investor other than International Fund that redeemed its interest International Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors hold a majority interest in a Core Portfolio, could have voting control of the Core Portfolio.



Each Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Advisers or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly could have a significant impact on shareholders of the Fund.



Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.


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                                   APPENDIX A
           INVESTMENTS, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

COMMON STOCKS, WARRANTS AND PREFERRED STOCK


COMMON STOCKS AND WARRANTS - BALANCED FUNDS, EQUITY FUNDS. PREFERRED STOCK - BALANCED FUNDS, EQUITY FUNDS, TOTAL RETURN BOND FUND. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. A Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).


CONVERTIBLE SECURITIES

INCOME FUND, TOTAL RETURN BOND FUND, BALANCED FUNDS, EQUITY FUNDS. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock. Except for Small Cap Opportunities Fund, the Funds may only invest in convertible securities that are investment grade.

A Fund may invest in equity-linked securities, including Preferred Equity Redemption Cumulative Stock ("PERCS"), Equity-Linked Securities ("ELKS"), and Liquid Yield Option Notes ("LYONS"). Equity-Linked Securities are securities that are convertible into or based upon the value of, equity securities upon certain

                                                                              81
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terms and conditions. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market or whether the market for them will be liquid or illiquid.

ADRS AND EDRS

BALANCED FUNDS, EQUITY FUNDS (EXCEPT INDEX FUND AND SMALL COMPANY GROWTH FUND). A Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. A Fund (other than ValuGrowth Stock Fund, Contrarian Stock Fund and Small Company Stock Fund) may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

ALL FUNDS. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES

ALL FUNDS. A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net

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investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.


CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER


CORPORATE DEBT SECURITIES - CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, FIXED INCOME FUNDS, BALANCED FUNDS, SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND. COMMERCIAL PAPER - ALL FUNDS. The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


FINANCIAL INSTITUTION OBLIGATIONS


ALL FUNDS (EXCEPT TREASURY FUND). A Fund may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks.



Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce a Fund's performance. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.


PARTICIPATION INTERESTS

CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, BALANCED FUNDS. A Fund may purchase participation interests in loans or securities in which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a loan or security in the proportion that the Fund's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days notice, for all or a part of the Fund's participation interest. A Fund will

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only purchase participation interests from banks or other financial institutions that Norwest deems to be creditworthy. A Fund will not invest more than 10 percent of its total assets in participation interests in which the Fund does not have demand rights.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES

ILLIQUID SECURITIES - ALL FUNDS. RESTRICTED SECURITIES - MONEY MARKET FUNDS, FIXED INCOME FUNDS, BALANCED FUNDS, SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Each Fund may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Advisers may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the Board (or, in the case of the Core Portfolios, the Core Trusts' board of trustees). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING


ALL FUNDS. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. No Fund, other than Intermediate Government Income Fund, Diversified Bond Fund and, with respect to their assets invested in Managed Fixed Income Portfolio, the Balanced Funds, may purchase securities for investment while any borrowing equal to 5 percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5 percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account; the use of these techniques in connection with a segregated account may result in a Fund's assets being 100 percent leveraged. See "Appendix A - Techniques Involving Leverage."


PURCHASING SECURITIES ON MARGIN

INTERMEDIATE GOVERNMENT INCOME FUND. When the Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Fund's purchase of securities on margin is

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subject to the limitations and risks described in Borrowing above. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

TECHNIQUES INVOLVING LEVERAGE


ALL FUNDS. Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. In addition, certain funds may engage in dollar roll transactions and Intermediate Government Income Fund may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when Norwest to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.


Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.


SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include:
(i) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Appendix A - Swap Agreements"); and (ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest


                                                                              85
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rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100 percent leveraged.

REPURCHASE AGREEMENTS, SECURITIES LENDING, REVERSE REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLL TRANSACTIONS

A Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments (including "dollar roll" transactions) entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Advisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share. See "Appendix A - Techniques Involving Leverage."

REPURCHASE AGREEMENTS - ALL FUNDS (EXCEPT TREASURY FUND). A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly. International Portfolio and, with respect to the portion of their assets managed in the International Fund style, Diversified Equity Fund, Growth Equity Fund and each Balanced Fund, may enter into repurchase agreements with foreign entities.

SECURITIES LENDING - ALL FUNDS. A Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans. Schroder U.S. Smaller Companies Portfolio will not lend portfolio securities in excess of 25% of the value of the Portfolio's total assets. No other Fund will lend portfolio securities in excess of 33 1/3 percent of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS - ALL FUNDS. A Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than

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
the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS - ALL FUNDS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment.


The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If Norwest or Schroder were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued or forward commitment basis if, as a result, more than 15 percent (35 percent in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.


When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds purchase securities on a when-issued and forward commitment basis only with the intention of actually receiving the securities. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Funds net asset value per share.

DOLLAR ROLL TRANSACTIONS - FIXED INCOME FUNDS AND BALANCED FUNDS. A Fund may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.

SWAP AGREEMENTS

STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, BALANCED FUNDS. To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.


Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Funds performance. See "Appendix A - Techniques Involving Leverage." Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Norwest monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.


MUNICIPAL SECURITIES

MUNICIPAL MONEY MARKET FUND, TAX-EXEMPT FIXED INCOME FUNDS. The municipal securities in which the Funds may invest include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.


MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.



The Fund may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).



MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.


88
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MUNICIPAL LEASES. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Fund will invest in municipal lease obligations through certificates of participation.



PARTICIPATION INTERESTS. The Funds may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. Prior to purchasing any participation interest, the Funds will obtain appropriate assurances that the interest earned by the Funds from the obligations in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund and Minnesota Tax-Free Fund, applicable state income tax.



STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which, in the view of Norwest, present minimal credit risks.


PUTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" on municipal securities they purchase. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security. Puts involve the same risks discussed above with respect to stand-by commitments.

SHORT SALES

INTERMEDIATE GOVERNMENT INCOME FUND. The Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When the Fund

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makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales. See "Appendix A - Techniques Involving Leverage."


If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when Norwest believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Fund's ability to enter into short sales transactions is limited by certain tax requirements. See "Dividends
- Distributions and Taxes" in the SAIs.


MORTGAGE-BACKED SECURITIES


MONEY MARKET FUNDS, FIXED INCOME FUNDS, BALANCED FUNDS. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.


Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity

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mortgages, graduated payment mortgages and other types of mortgages. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMCs national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

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PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations.

Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.


The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.


STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, no fund may purchase IOs or POs.

ASSET-BACKED SECURITIES

INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, INCOME FUND, BALANCED FUNDS. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Fund may invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

DIVERSIFIED BOND FUND, BALANCED FUNDS, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND, INTERNATIONAL FUND. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.


A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. Like foreign exchange contracts and foreign currency forward contracts, these instruments are often referred to as derivatives, which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. The Funds have no present intention to enter into currency futures or options contracts but may do so in the future. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. No Fund intends to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. A Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Norwest fails to predict currency values correctly.


FUTURES CONTRACTS AND OPTIONS


STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, BALANCED FUNDS, INDEX FUND, SMALL CAP OPPORTUNITIES FUND. A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also to attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. A Fund may only write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. Certain futures strategies employed by a Balanced Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission. A Fund may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5 percent of the Fund's total assets.



RISK CONSIDERATIONS. The Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on Norwest's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (v) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (vi) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.


Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.


LIMITATIONS. Except for the futures contracts strategies of the Balanced Funds used for making temporary allocations among fixed-income and equity securities, the Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Schroder U.S. Smaller Companies Portfolio may purchase a call or put only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of the Portfolio's total assets. No other Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5 percent of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50 percent of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50 percent of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract. In addition to the Funds listed at the beginning of this section, "Futures Contracts and Options," a Fund using the Index Fund investment style may invest in index futures contracts to a limited extent.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

       [LOGO]

Shareholder Services
Minneapolis/St. Paul 612-667-8833
Elsewhere 800-338-1348

Norwest Bank Minnesota, N.A.
Investment Adviser
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

-C-1997 NORWEST ADVANTAGE FUNDS
MHPA 069 (6/97)

READY CASH INVESTMENT FUND
EXCHANGE SHARES

Prospectus

June 1, 1997

Not FDIC Insured


This Prospectus offers Exchange Shares of Ready Cash Investment Fund (the "Fund"), a separate diversified money market portfolio of Norwest Funds (the "Trust"), which is a registered, open-end, management investment company.



The Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. See "Prospectus Summary" and "Other Information - Core and Gateway-Registered Trademark- Structure."



This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") dated June 1, 1997, as may be amended from time to time, which is available for reference on the SEC's Web Site (http.://www.sec.gov) and which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.



                                  TABLE OF CONTENTS

1. Prospectus Summary . . . . . . 2      6.  Purchases of Shares . . . . .18
2. Financial Highlights . . . . . 5      7.  Redemptions of Shares . . . .21
3. Investment Objective                  8.  Exchanges . . . . . . . . . .23
   and Policies . . . . . . . . . 6      9.  Dividends and Tax Matters . .24
4. Management . . . . . . . . . .13      10. Other Information . . . . . .25
5. Characteristics of the Shares.16



NORWEST FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.


AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED

UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This objective is pursued by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers.



The Fund seeks to achieve its investment objective by investing all of its investable assets in Prime Money Market Portfolio (a "Core Portfolio"), a separate portfolio of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company, that has the same investment objective and substantially similar investment policies. Accordingly, the Fund's investment experience will correspond directly with the investment experience of Prime Money Market Portfolio. See "Other Information - Core and Gateway Structure."


INVESTMENT ADVISER


NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the Fund's investment adviser. The Adviser also is the investment adviser of the Core Portfolio. The Adviser provides investment advice to various institutions, pension plans and other accounts and, as of June 1, 1997, managed over $42.6 billion in assets. See "Management - Investment Advisory Services." Norwest serves as transfer agent, dividend disbursing agent and custodian of the Trust, and serves as the custodian of the Core Portfolio. See "Management - Shareholder Servicing and Custody." The Fund incurs investment advisory fees indirectly through the investment advisory fees paid by Prime Money Market Portfolio.


FUND MANAGEMENT AND ADMINISTRATION

The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, Limited Liability Company ("FAS") provides administrative services for the Fund and also serves as administrator of the Core Portfolio. See "Management - Management, Administration and Distribution Services."

SHARES OF THE FUND. This prospectus offers exchange class shares ("Exchange Shares") of the Fund. The Fund offers two other separate classes of shares: investor class shares ("Investor Shares") and institutional class shares ("Institutional Shares"). Investor and Institutional Shares are offered by separate prospectuses. Shares of each class of the Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."

PURCHASES OF SHARES. The minimum initial investment in Exchange Shares is $1,000. The minimum subsequent investment is $100. Exchange Shares may be purchased only through an exchange privilege available to shareholders of B class shares of certain funds of the Trust ("B Shares") and are offered at a price equal to their net asset value on each business day of the Fund solely to those shareholders in exchange for B Shares held by the shareholders. Exchange Shares are subject to a contingent deferred sales charge imposed on most redemptions made within a certain number of years of the purchase of the B Shares that were first purchased by the shareholder and then exchanged, either directly or indirectly through a series of exchanges, for the Exchange Shares (the "original B Shares"). Exchange Shares pay a distribution services fee at an annual rate not to exceed 0.75%, and a maintenance fee in an amount equal to 0.25%, of the Exchange Shares' average daily net assets. Exchange Shares automatically convert to Investor Shares of the Fund a certain number of years after the end of the calendar month in which the original B Shares were purchased. See "Characteristics of the Shares."


REDEMPTIONS. Exchange Shares may be redeemed at their net asset value on each business day of the Fund but are subject to any applicable contingent deferred sales charge. See "Redemptions of Shares."

EXCHANGES. Shareholders may exchange Exchange Shares for B Shares of certain other funds of the Trust. See "Exchanges."

DIVIDENDS. Dividends of the Fund's net investment income are declared daily and paid monthly. The Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional shares of the Fund unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS. There can be no assurance that the Fund or Core Portfolio will achieve its investment objective or maintain a stable net asset value. An investment in the Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Fund entail some risk. Certain investments and investment techniques, however, entail additional risks, such as investments in foreign issuers. See "Investment Objective and Policies - Investment Policies - Foreign Instruments." The amount of income earned by the Fund will tend to vary with changes in prevailing interest rates. For more details about the Fund, its investments and their risks, see "Investment Objective and Policies."


By pooling its assets in the Core Portfolio with other institutional investors, the Fund may be able to achieve certain efficiencies and economies of scale that it could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Fund which investors should consider. See "Other Information - Core and Gateway Structure -- Certain Risks of Investing in Core Portfolios."


EXPENSE INFORMATION

The purpose of the following table is to assist investors in understanding the expenses that an investor in Exchange Shares of the Fund will bear directly or indirectly.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
     (as a percentage of offering price)                               Zero
    Maximum deferred sales charge
     (as a percentage of the lesser of original
     purchase price or redemption proceeds)                            4.0%(1)
    Exchange Fee                                                       Zero

ANNUAL OPERATING EXPENSES(2)
    (as a percentage of average daily net assets after applicable fee waivers and expense reimbursements)



                                                                  Ready Cash
                                                                  Investment
                                                                     Fund
                                                                   Exchange
                                                                    Shares
                                                                --------------

Investment Advisory Fees                                             None
Rule 12b-1 Fees (after fee waivers (3)                               0.75%
Other Expenses (after reimbursements)(3)                             0.46%
Investment Advisory Fees - Core Portfolio                            0.34%
Other Expenses-Core Portfolio (after reimbursements)(3)(5)           0.02%
Total Operating Expenses (after reimbursements)(4)(5)                1.57%



(1) ____The maximum 4.0% contingent deferred sales charge imposed on Exchange Shares applies to redemptions of Exchange Shares that were purchased in exchange of original B Shares of certain funds of the Trust. The maximum contingent deferred sales charge imposed on B Shares of other funds of the Trust is 4.0%. The charge declines from its maximum after the first year following the purchase of the original B Shares and declines continuously thereafter, reaching zero after a certain number of years. The amount of the contingent deferred sales charge applicable to any Exchange Share will depend upon the deferred sales charge schedule applicable to the original B Shares which is contained in the applicable fund's prospectus. See "Characteristics of the Shares."



(2) ____For a further description of the various expenses associated with investing in the Fund, see "Management." Expenses associated with Institutional and Investor Shares of the Fund differ from those of Exchange Shares listed in the table. The amounts of expenses are based on amounts incurred during the Fund's most recent fiscal year ended May 31, 1996, restated to reflect current fees. Except as otherwise noted, "Other Expenses" include transfer agency fees payable to Norwest Bank of 0.25%.



(3) ____Absent fee waivers, "Rule 12b-1 Fees" would be 1.00%. Long-term shareholders of Exchange Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.



(4) ____Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain the Fund's total combined operating expenses through May 31, 1998 at or below 1.57%.

(5) ____Absent estimated expense reimbursements and fee waivers, the expenses of Exchange Shares would be: "Other Expenses, 3.40%; "Other Expenses -- Core Portfolio," 0.12%; and Total Operating Expenses, 4.86%. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.
EXAMPLE



The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in the Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation.



                                   1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                   ------   -------   -------  --------
Ready Cash Investment Fund
     Assuming redemption at
       the end of the period         57        80       108       187
     Assuming no redemption          16        50        86       187


2.  FINANCIAL HIGHLIGHTS


The following table provides financial highlights for the Fund. This information represents selected data for a single Exchange Share outstanding for the periods shown. Information for the period ended November 30, 1996 is unaudited and information for the periods ended May 31, 1994, 1995 and 1996, was audited by KPMG Peat Marwick LLP, independent auditors. The Funds financial statements for the period ended November 30, 1996 are contained in the Fund's Semi-Annual Report. The Fund's financial statements for the fiscal year ended May 31, 1996, and independent auditors' report thereon are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Semi-Annual and Annual Reports, which may be obtained from the Trust without charge.

                                          Ready Cash Investment Fund
                             ---------------------------------------------------
                                                Exchange Shares
                             ---------------------------------------------------
                                 Period              Year            Period
                                  Ended             Ended             Ended
                              November 30,          May 31,          May 31,
                             --------------  --------------------  -------------
                                  1996*        1996        1995      1994(a)
                             --------------  --------------------  -------------
Beginning Net Asset
   Value per Share               $1.00        $1.00       $1.00      $1.00
Net Investment Income             0.020        0.043       0.038      0.001
Dividends from Net
   Investment Income             (0.020)      (0.043)     (0.038)    (0.001)
Ending Net Asset Value
   per Share                     $1.00        $1.00       $1.00      $1.00
Ratios to Average Net
 Assets:
   Expenses(b)                    1.57%(c)     1.57%       1.57%      1.53%(c)
   Net Investment Income          3.99%(c)     4.32%       3.62%      2.48%(c)
Total Return                      4.06%(c)     4.38%       3.69%      2.51%(c)
Net Assets at End of Period
   (000s omitted)                 $155         $129        $160       $151

*   Unaudited.
(a) The Fund commenced the offering of Exchange Shares on May 9, 1994.
(b) During the periods, various fees and expenses were waived and reimbursed, respectively. Had these waivers and reimbursements not occurred, the ratio of expenses to average net assets would have been:
         Expenses                 2.77%(c)      8.24%       6.32%    1.85%(c)
(c) Annualized.



3.  INVESTMENT OBJECTIVE AND POLICIES

There can be no assurance that the Fund or Core Portfolio will achieve its investment objective or maintain a stable net asset value of $1.00 per share.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES


The Fund currently pursues its investment objective by investing all of its investable assets in Prime Money Market Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Prime Money Market Portfolio seeks to maintain a rating from at least one NRSRO. Accordingly, Prime Money Market Portfolio is limited in the type and amount of permissible securities (as described below) which it may purchase. The Core Portfolio invests in a broad spectrum of high quality money market instruments of United States and foreign issuers. Although the following discusses the investment policies of Prime Money Market Portfolio, it applies equally to the Fund.



OBLIGATIONS OF FINANCIAL INSTITUTIONS. The Portfolio may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks. The Portfolio limits its investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies. Investments in foreign bank obligations are limited to banks, branches and subsidiaries located in countries which Norwest believes do not present undue risk.



Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield. Unless there is a readily available market for them, deposits that are subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities.



The Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. The Portfolio may not invest more than 25% of its total assets in any other single industry.



UNITED STATES GOVERNMENT SECURITIES. The Portfolio may invest without limit in United States Government Securities. The U.S. Government Securities in which the Portfolio may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

U.S. GOVERNMENT AND OTHER RELATED ZERO-COUPON SECURITIES. The Portfolio may invest without limit in U.S. Government and Other Related Zero-Coupon Securities. The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. In addition, the Portfolio may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The Portfolio will not invest more than 35% of its total assets in zero-coupon securities other than those issued through the STRIPS program.



FOREIGN GOVERNMENT SECURITIES. Norwest may invest in U.S. dollar denominated obligations issued or guaranteed by the governments of countries which Norwest believes do not present undue risk or of those countries' political subdivisions, agencies or instrumentalities. The Portfolio may also invest in the obligations of supranational organizations such as the International Bank for Reconstruction and Development (the "World Bank") and the Inter-American Development Bank.



MUNICIPAL BONDS. The Portfolio may invest without limit in municipal bonds which can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.



The Portfolio may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Portfolio will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).



MUNICIPAL NOTES. The Portfolio may invest without limit in municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.



MUNICIPAL LEASES. The Portfolio may invest without limit in municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Portfolio will invest in municipal lease obligations through certificates of participation.



CORPORATE DEBT SECURITIES. The Portfolio may invest in corporate debt obligations of domestic or foreign issuers, including commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations and corporate notes and bonds. The Portfolio may invest in privately issued commercial paper or other corporate instruments which are restricted as to disposition under the federal securities laws. Any sale of this paper may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption therefrom. Some of these restricted securities, however, are eligible for resale to institutional investors, and accordingly, a liquid market may exist for them. Pursuant to guidelines adopted by the Board, Norwest will determine whether each such investment is liquid.



PARTICIPATION INTERESTS. The Portfolio may purchase from financial institutions participations in loans or securities. A participation interest gives a Portfolio an undivided interest in the loan or security in the proportion that the Portfolio's interest bears to the total principal amount of the security. For certain participation interests a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have only upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will not invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.



FOREIGN INSTRUMENTS. The Portfolio's investments in securities of foreign entities may involve certain risks that are different from investments in domestic securities. These risks may include unfavorable political and economic developments; the imposition of foreign withholding taxes on interest income payable on these securities; the seizure or nationalization of foreign deposits; the existence of accounting, auditing and financial reporting standards which are not comparable to those of U.S. issuers; and the establishment of exchange controls, interest limitations or other foreign governmental restrictions which affect adversely the payment of principal and interest on these securities. In addition, there may be less public information available about foreign issuers. Norwest considers these factors when making investments in foreign instruments. The Portfolio has no limit on the amount of its foreign assets which may be invested in any one type of foreign instrument or in any foreign country; however, to the extent the Portfolio concentrates its assets in a foreign country, these risks will be increased.


ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Fund's (and Core Portfolio's) investment objective and all investment policies of the Fund (and Core Portfolio) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Core Portfolio). A majority of the outstanding voting securities means the lesser of 67% of the shares present or represented at a meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Fund (and Core Portfolio) are not deemed to be fundamental and may be changed by the Board of Trustees of the Trust (the "Board") or the board of trustees of Core Trust (the "Core Board"), as applicable, without shareholder approval.



Unless otherwise indicated, the discussion below of the investment policies of the Fund refers to the investment policies of the Core Portfolio. A further description of the Fund's investment policies, including additional fundamental policies, is contained in the SAI.



The Fund may enter into repurchase agreements, may enter into reverse repurchase agreements (which are considered borrowings), may lend their securities and may purchase securities on a forward commitment basis as described below. As a fundamental policy, the Fund may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Fund's total assets. Borrowing for other than meeting redemption requests will not exceed 5% of the value of a Fund's net assets. The Fund is permitted to invest in other investment companies which intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. The Fund has reserved the right to invest all or a portion of its assets in one or more other investment companies.



The Fund's use of repurchase agreements, reverse repurchase agreements, securities lending and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. Norwest monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.



As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Norwest. A lending relationship will not be a factor in the selection of portfolio securities for the Fund.



GENERAL MONEY MARKET FUND GUIDELINES. The Fund invests only in high quality, short-term money market instruments that are determined by Norwest, pursuant to procedures adopted by the Board or Core Board, as applicable, to be eligible for purchase and to present minimal credit risks. The Fund will invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Securities with ultimate maturities of greater than 397 days may be purchased in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities, as described below, may be purchased. The securities in which the Fund may invest may have fixed, variable or floating rates of interest.



Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, the Fund will not invest more than 5% of its total assets in the securities of any one issuer. Also, the Fund may not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. In addition, to ensure adequate liquidity, the Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Under the supervision of the Board or Core Board, the Norwest determines and monitors the liquidity of portfolio securities.



As used herein, high quality instruments include those that: (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; or (ii) are otherwise unrated and determined by Norwest, pursuant to guidelines adopted by the Board and Core Board, to be of comparable quality. The Fund will invest at least 95% of its total assets in securities in the highest rating category as determined pursuant to Rule 2a-7.
A description of the rating categories of Standard & Poor's, Moody's Investors Service and certain other NRSROs is contained in the SAI.



The market value of the interest-bearing debt securities held by the Fund, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal securities, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.



Although the Fund only invests in high quality money market instruments, an investment in the Fund is subject to risk even if all securities in the Fund's investment portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates and/or the issuer's actual or perceived creditworthiness.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. The Fund may not lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets. Generally, the lending of portfolio securities involves risks similar to, but slightly greater than, those involved in entering into repurchase agreements.


FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis (forward commitments). Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to the Fund until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when the Fund has the intention of actually acquiring the securities, but the Fund may sell the securities before the settlement date if deemed advisable. In addition, forward commitments will not be entered into if the aggregate of the commitments exceeds 15% of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no specified repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to fund redemptions or to make investments which generally either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the indexes or market rates upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index.


There may not be an active secondary market for any particular floating or variable rate instrument which could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. Norwest monitors the liquidity of the Fund's investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.


The Fund also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

MORTGAGE- AND ASSET-BACKED SECURITIES. The Fund may purchase fixed or adjustable rate mortgage or other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities may be U.S. Government Securities or privately issued and directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities may include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.


ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities (such as Treasury bills), which are securities that are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because the Fund distributes substantially all of its net investment income, the Fund may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss. Zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund may invest.


4.  MANAGEMENT


The business of the Trust is managed under the direction of the Board of Trustees, and the business of the Core Portfolio is managed under the direction of the board of trustees of Core Trust ("Core Board"). The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The Board consists of eight persons.


INVESTMENT ADVISORY SERVICES


NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Norwest provides its investment advisory services indirectly to the Fund through its investment advisory services to the Core Portfolio. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of March 31, 1997, Norwest Corporation had assets of $83.6 billion which made it the 11th largest bank holding company in the United States. As of December 31, 1996, Norwest and its affiliates managed assets with a value of approximately $42.6 billion.



PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest contribute to the investment services provided to the Fund and the Core Portfolio. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date Norwest bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers associated with Norwest may perform other portfolio management duties for Norwest Bank.


David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest for 16 years, the last 8 years as a Vice President and Senior Portfolio Manager. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Ms. White began serving as a portfolio manager of Cash Investment Fund and Ready Cash Investment Fund in 1991.



ADVISORY FEES. For its services, Norwest receives investment advisory fees from the Core Portfolio at an annual rate of 0.40% of the first $300 million of the Core Portfolios' average daily net assets, 0.36% of the next $400 million of the Core Portfolios' average daily net assets and 0.32% of the Core Portfolios' remaining average daily net assets.



The Fund may withdraw its investments from the Core Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. See "Other Information - Core and Gateway Structure." Accordingly, the Fund has retained Norwest as its investment adviser. In the event that the Fund was to withdraw its assets from the Core Portfolio, Norwest would receive an investment advisory fee at the same rate as it receives from the Core Portfolio.


MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES


As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian, transfer agent, accountants, auditors and legal counsel. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to the Fund including, but not limited to: (i) preparing and printing updates of the Trust's registration statement and prospectuses, the Trust's tax returns, and reports to its shareholders, the SEC and state securities administrators; (ii) preparing proxy and information statements and any other communications to shareholders; (iii) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (iv) determining the amount of and supervising the declaration of distributions to shareholders.





As of June 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $19 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services Forum and FAS each receives a fee with respect to the Fund at an annual rate of 0.05% of the first $300 million of the Fund's average daily net assets, 0.375% of the next $400 million of the Fund's average daily net assets and 0.025% of the Fund's remaining average daily net assets.



FAS also serves as an administrator of the Core Portfolio and provides services to the Core Portfolio that are similar to those provided to the Fund by Forum and FAS. For its services FAS receives a fee with respect to the Core Portfolio at an annual rate of 0.10% of the Portfolio's average daily net assets.



Pursuant to a separate agreement, Forum Accounting Services, Limited Liability Company ("Forum Accounting") provides portfolio accounting services to the Fund and to the Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of June 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.



Pursuant to a separate Distribution Services Agreement, Forum is the exclusive representative of the Trust to act as principal underwriter and distributor of the Fund, except under circumstances specified in that agreement. In addition, the Fund has adopted a Rule 12b-1 Plan applicable to the Shares under which Forum receives distribution fees. See "Characteristics of the Shares." From its own resources, Forum may pay a fee to broker-dealers or other persons for distribution or other services related to the Fund.


SHAREHOLDER SERVICING AND CUSTODY


Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How To Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by a Fund to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to the Fund at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Shares.



Norwest Bank also serves as the Fund's and the Core Portfolio's custodian. For its custodial services, Norwest Bank receives a fee with respect to the Fund and the Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.01% of the next $200 million of the Fund's or Core Portfolio's average daily net assets and 0.005% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is payable to the extent the Fund is invested in the Core Portfolio.


EXPENSES OF THE FUND

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Fund's expenses include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to the Fund, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Each service provider to the Fund may each elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing the Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.


Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain the Fund's total combined operating expenses through May 31, 1998 at the same level as the

Fund's total operating expenses prior to May 31, 1997, 1.57%. After May 31, 1998, any proposed reduction in the amount of the waiver or reimbursements would be reviewed by the Board.


Each service and their agents and affiliates may also act in various capacities for, and receive compensation from, their customers who are shareholders of the Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of the Fund include the Fund's pro rata share of the operating expenses of the Core Portfolio in which the Fund invests, which are borne indirectly by the Fund's shareholders.


5.  CHARACTERISTICS OF THE SHARES


Exchange Shares are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to Exchange Shares, the Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act providing for distribution payments at an annual rate of no more than 0.75% of the average daily net assets of the Fund attributable to the Exchange Shares (the "distribution services fee") by the Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from the Exchange Shares comprise: (i) the unpaid balance of, at the time the Exchange shares are acquired, sales commissions equal to a certain percentage of the amount received by the Fund for each original B Share exchanged for the Exchange Shares (excluding reinvestment of dividends and distributions) ("sales commissions"); and (ii) an interest fee calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below). Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of original B Shares of up to 4% of the purchase price of the original B Shares sold by the broker-dealer. No additional sales commissions are due to Forum at the time of an exchange of the original B Shares for Exchange Shares.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of Exchange Shares. The combined contingent deferred sales charge and distribution services fee on Exchange Shares are intended to finance the distribution of original B Shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to the Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of original B Shares, such as the payment of compensation to broker-dealers selling original B Shares. The distribution services agreement provides that Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of those shares.

Under the Plan, the Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to the Fund. Uncovered distribution charges are calculated daily and are equivalent on any given day to all sales commissions previously due, less amounts received pursuant to the Plan, plus the interest fee to which Forum is entitled under the Plan, less all contingent deferred sales charges previously paid to Forum. At May 31, 1996, uncovered distribution expenses for the Fund were $1,356 or approximately 0.10% of the Fund's net assets attributable to Exchange Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to the Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the original B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing original B Shares. Total expenses for this purpose include interest expenses, carrying charges or other financing costs or allocations of Forum's overhead; the Fund is not obligated to reimburse Forum for those expenses. The amount of contingent deferred sales charges paid to Forum by the Fund may affect the amount of: (i) uncovered distribution charges calculated under the Plan with respect to the Fund; and (ii) the distribution services fee payable to Forum under the Plan with respect to the Fund.

Pursuant to the Plan, the Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to the Exchange Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the Exchange Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause the Fund's Exchange Shares to have a higher expense ratio and to pay lower dividends than Investor Shares of the Fund. Notwithstanding the discontinuation of distribution services fees with respect to the Fund, the Fund may continue to pay maintenance fees.

The distribution services fee payable to Forum by the Fund with respect to each day is accrued on that day as a liability of the Fund with respect to the Exchange Shares and as a result of the accrual reduces the net assets of the Exchange Shares. However, the Fund does not accrue future distribution services fees as a liability of the Fund with respect to the Exchange Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to the Exchange Shares of the Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase Exchange Shares, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to the Fund.

Periods with a high level of sales of Exchange Shares accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of Exchange Shares accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges. A high level of sales of Exchange Shares during the next few years of the Fund's operations coupled with the limitation on the amount of distribution services fee payable by the Fund with respect to Exchange Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the Exchange Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Exchange shareholders. Information with respect to distribution services fees, maintenance fees and other revenues and expenses of Forum will be presented to the Board each year for their consideration in connection with their deliberations as to the continuance of the Plan with respect to the Fund. In its review of the Plan, the Board takes into consideration the distribution and maintenance expenses incurred by the Fund. The distribution services fee or maintenance fee of the Exchange Shares will not be used to subsidize the provision of distribution services or personal services with respect to any other shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE. Exchange Shares which are redeemed within a certain number of years of the purchase of the original B Shares will be subject to contingent deferred sales charges applicable to the original B Shares as if the original B Shares were being redeemed at the time of redemption of the Exchange Shares. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of the original B Shares and the redemption of the Exchange Shares.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the original B Shares and the net asset value of the Exchange Shares being redeemed at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

Redemptions of shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in the Fund will automatically be made first from any Investor Shares in the Fund, second from Exchange Shares acquired pursuant to reinvestment of dividends and distributions, third from Exchange Shares held for longer than the time period for which a contingent deferred sales charge is imposed on the original B Shares, and fourth from the longest outstanding Exchange Shares held for less than that time period.

No contingent deferred sales charge is imposed on: (i) redemptions of shares acquired through the reinvestment of dividends and distributions; (ii) involuntary redemptions by the Fund of shareholder accounts with low account balances; (iii) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (v) by any registered investment adviser with whom Forum has entered into a Share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.

CONVERSION FEATURE. After a certain number of years from the end of the calendar month in which the shareholder's purchase order for the original B Shares was accepted, the shareholder's Exchange Shares will automatically convert to Investor Shares of the Fund. The conversion will be on the basis of the relative net asset values of Investor Shares and Exchange Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion to Investor Shares, Exchange Shares purchased through the reinvestment of dividends and distributions paid in respect of Exchange Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Exchange Shares in the shareholder's account (other than those in the sub-account) convert, an equal pro-rata portion of those shares in the sub-account will also convert. The conversion is subject to the continuing availability of certain opinions of counsel and may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to distribution services and maintenance fees for an indefinite period.

6.  PURCHASES OF SHARES

GENERAL INFORMATION


Exchange Shares are continuously sold only through an exchange privilege available to shareholders of B Shares of certain other series of the Trust on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Exchange Shares equals their net asset value next-determined after acceptance of an order. The Trust reserves the right to advance the time by which the Fund must receive purchase or redemption orders on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early or the Public Securities Association recommends that the government securities markets close early, or due to other unusual circumstances which may affect the Fund's trading hours.



All payments for Shares must be in U.S. dollars. Investments in the Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in the Fund directly will be the shareholder of record. All transactions in Exchange Shares are effected through the Transfer Agent which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.



There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of Exchange Shares. The Fund may in its discretion waive the investment minimums. Shareholders who elect the Directed Dividend Option are not subject to the initial investment minimum. See "Dividends and Tax Matters."



An investor's order will not be accepted or invested by the Fund during the period before the Fund's receipt of immediately available funds. Fund shares become entitled to receive dividends and distributions on the Fund Business Day the order is accepted.



The Fund reserves the right to reject any subscription for the purchase of its shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.



PURCHASE PROCEDURES



Investors who exchange B shares for Exchange Shares will have an account opened for them automatically.



To participate in shareholder services not referenced on the shareholder's original account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust at the following address:



    Norwest Funds
    Ready Cash Investment Fund
    Norwest Bank Minnesota, N.A.
    Transfer Agent
    733 Marquette Avenue
    Minneapolis, MN 55479-0040



The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.



BY MAIL. Exchange purchases may be accomplished by written instructions to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the B Shares being exchanged. All written exchange requests must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "Redemptions of Shares -- Other Redemption Matters."



BY TELEPHONE.   Exchange purchases may be accomplished by telephone by any shareholder of B Shares of the Fund of the Trust that has elected telephone exchange privileges by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. See "Redemptions of Shares -- Other Redemption Matters."



THROUGH FINANCIAL INSTITUTIONS. Shares may be exchanged and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.



Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase the Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name.



Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.



SUBSEQUENT EXCHANGES OF SHARES. Subsequent exchanges of B Shares of certain other series of the Trust for Exchange Shares may be made by mailing instructions, by telephone or through the shareholder's Processing Organization as indicated above



INDIVIDUAL RETIREMENT ACCOUNTS



The Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.



An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.


7.  REDEMPTIONS OF SHARES

GENERAL INFORMATION


Exchange Shares may be redeemed at their net asset value on any Fund Business Days subject to a contingent deferred sales charge imposed on most redemptions made within a certain number of years of purchase of the original B Shares. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared on or after the day the redemption becomes effective.


Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit to protect the Fund's shareholders.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in the Fund may redeem their shares as described below. Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.


Redemption orders will be accepted on Fund Business Day only until 3:00 p.m. Eastern time. The Trust reserves the right to close early and advance the time by which the Fund must receive redemption orders on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may affect a Fund's trading hours.


BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "Redemptions of Shares - Other Redemption Matters."

BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "Redemptions of Shares -- Other Redemption Matters."

BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS


To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (i) endorsement on a share certificate; (ii) instruction to change a shareholder's record name; (iii) modification of a designated bank account for wire redemptions; (iv) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (v) dividend and distribution election; (vi) telephone redemption; (vii) exchange option election or any other option election in connection with the shareholder's account; (viii) written instruction to redeem Shares whose value exceeds $50,000; (ix) redemption in an account in which the account address has changed within the last 30 days; (x) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (xi) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.


Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.


8.  EXCHANGES



Shareholders of Exchange Shares may exchange their shares for B Shares of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowthSM Stock Fund, Small Company Stock Fund and International Fund of the Trust. Those shares are offered through separate prospectuses. It is anticipated that the Trust may in the future create additional funds which will offer B Shares that are exchangeable with Exchange Shares. Prospectuses for these funds, as well as a current list of the Funds of the Trust that offer shares exchangeable with Exchange Shares, can be obtained through Forum by contacting the Transfer Agent.


The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make; the Fund reserves the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged (other than contingent deferred sales charges) by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchange Shares may be exchanged without the payment of any contingent deferred sales charge. B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Exchange Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the B Shares and the time remaining before the B Shares convert to Investor A Shares of that fund, the deferred sales charge and the time remaining applicable to the Exchange Shares will apply to the B Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Exchange Shares will apply to new B Shares resulting from both an initial and any subsequent exchanges.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into the Fund if that fund's shares may legally be sold in the shareholder's state of residence.

The Fund and federal tax law treat an exchange as a redemption and a simultaneous new purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "Redemptions of Shares - Other Redemption Matters."

BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "Redemptions of Shares - Other Redemption Matters."


9.  DIVIDENDS AND TAX MATTERS



DIVIDENDS

Dividends of the Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by the Fund are distributed annually. Dividends and distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on Exchange Shares will be lower than the per share dividends on other classes of the Fund as a result of the distribution services fees and maintenance fees applicable to Exchange Shares.



Shareholders may choose to have dividends and distributions reinvested in Exchange Shares of the Fund (the "Reinvestment Option") or to receive dividends and distributions in cash (the "Cash Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested. Under the Reinvestment Option, all dividends and distributions of the Fund are automatically invested in additional shares of the Fund. All dividends and distributions are reinvested at the Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless the Cash Option is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash.



TAX MATTERS



The Fund intends to qualify each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, the Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should thereby avoid all federal income and excise taxes.



Dividends paid by the Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Distributions of net long-term capital gain by the Fund are taxable to the shareholders of the Fund as long-term capital gain, regardless of the length of time the shareholder may have held Shares in the Fund at the time of distribution.



The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.



CORE PORTFOLIO. The Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Core Portfolio are deemed to have been "passed through" to the Fund in proportion to the Fund's holdings of the Core Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Core Portfolio or losses have been realized by the Core Portfolio.



10. OTHER INFORMATION



BANKING LAW MATTERS



Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate that may also perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.



DETERMINATION OF NET ASSET VALUE



The net asset value per share of each class of the Fund is determined as of 3:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Fund does not determine net asset value on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.



In order to maintain a stable net asset value per share of $1.00, the portfolio securities of the Fund and Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value of the a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material effect on shareholders.



PERFORMANCE INFORMATION

The Fund's performance may be quoted in terms of yield. All performance information which is based on historical results and is not intended to indicate future performance. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate yield, the Fund takes the income it earned from its portfolio of investments for a 7 day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 7 day period.



The Fund's advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to securities indices This material is not to be considered representative or indicative of future performance. All performance information for the Fund is calculated on a class basis.



THE TRUST AND ITS SHARES



The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as Exchange Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-three separate series.

OTHER CLASSES OF SHARES. The Fund currently issues two classes of shares:
Investor Shares and Exchange Shares. Investor Shares are offered by separate prospectus to investors who invest a minimum of $1,000 without any sales charges or distribution services or maintenance fees. Each class of a Fund may have a different expense ratio and different sales charges (including distribution fees) and each class' performance will be affected by its expenses and sales charges. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent at 612-667-8833 or 800-338-1348 or the Fund's distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes. Sales personnel of broker-dealers and other financial institutions selling the Fund's shares may receive differing compensation for selling Exchange and Investor Shares.



SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.



The Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Core Portfolio in proportion to the votes cast by its shareholders.



From time to time, these shareholders or other shareholders may own a large percentage of the Shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.



CORE AND GATEWAY STRUCTURE



The Fund seeks to achieve it investment objective by investing all of its investable assets in the Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, the Core Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Core Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of the Core Portfolio belong only to, and the liabilities of the Core Portfolio are borne solely by, the Core Portfolio and no other portfolio of Core Trust.



THE CORE PORTFOLIO. The Fund's investment in the Core Portfolio is in the form of a non-transferable beneficial interest. All investors in the Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of June 1, 1997, one other fund of the Trust invested a portion of its assets in Prime Money Market Portfolio.



The Core Portfolio will not sell its shares directly to members of the general public. Another investor in the Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund, and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in the Core Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-0001.



CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. The Fund's investment in the Core Portfolio may be affected by the actions of other large investors in the Core Portfolio. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in the Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all investors in the Core Portfolio; indeed, other investors holding a majority interest in the Core Portfolio could have voting control of the Core Portfolio.



The Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                    NORWEST FUNDS

                         STATEMENT OF ADDITIONAL INFORMATION


                                     JUNE 1, 1997

--------------------------------------------------------------------------------

   CASH INVESTMENT FUND                CONSERVATIVE BALANCED FUND
   READY CASH INVESTMENT FUND          MODERATE BALANCED FUND
   U.S. GOVERNMENT FUND                GROWTH BALANCED FUND
   TREASURY FUND                       INCOME EQUITY FUND
   MUNICIPAL MONEY MARKET FUND         INDEX FUND
   STABLE INCOME FUND                  VALUGROWTH-SM- STOCK FUND
   INTERMEDIATE GOVERNMENT INCOME FUND DIVERSIFIED EQUITY FUND
   DIVERSIFIED BOND FUND               GROWTH EQUITY FUND
   INCOME FUND                         LARGE COMPANY GROWTH FUND
   TOTAL RETURN BOND FUND              SMALL COMPANY STOCK FUND
   LIMITED TERM TAX-FREE FUND          SMALL COMPANY GROWTH FUND
   TAX-FREE INCOME FUND                CONTRARIAN STOCK FUND
   COLORADO TAX-FREE FUND              INTERNATIONAL FUND
   MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------

                                    NORWEST FUNDS
                         STATEMENT OF ADDITIONAL INFORMATION

                                     JUNE 1, 1997

ACCOUNT INFORMATION AND
    SHAREHOLDER SERVICING:         DISTRIBUTION:
    Norwest Bank Minnesota, N.A.        Forum Financial Services, Inc.
    Transfer Agent                      Manager and Distributor
    733 Marquette Avenue                Two Portland Square
    Minneapolis, MN  55479-0040         Portland, Maine 04101
    (612) 667-8833/(800) 338-1348       (207) 879-1900

Norwest Funds is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as am Xended.

This Statement of Additional Information supplements the Prospectuses dated June 1, 1997, as may be amended from time to time, offering the following classes of shares of the separate portfolios of Norwest Funds: Cash Investment Fund, Ready Cash Investment Fund (Institutional Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), and A Shares, B Shares and I Shares of each of Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Contrarian Stock Fund and International Fund and I Shares of each Diversified Bond Fund, Limited Term Tax-Free Fund, and Small Company Growth Fund.

Norwest Funds offers shares of one other portfolio, Small Cap Opportunities Fund. This Statement of Additional Information does not pertain to that portfolio.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                  TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

1.  Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . .3
      Security Ratings Information.......... . . . . . . . . . . . . . . . .3
      Money Market Fund Matters. . . . . . . . . . . . . . . . . . . . . . .3
      Fixed Income Investments . . . . . . . . . . . . . . . . . . . . . . .4
      Mortgage-Backed And Asset-Backed  Securities . . . . . . . . . . . . .10
      Interest Rate Protection Transactions. . . . . . . . . . . . . . . . .12
      Hedging And Option Income Strategies . . . . . . . . . . . . . . . . .13
      Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . .17
      Equity Securities and Additional Information
      Concerning the Equity Funds. . . . . . . . . . . . . . . . . . . . . .18
      Illiquid Securities and Restricted Securities. . . . . . . . . . . . .20
      Borrowing And Transactions Involving Leverage. . . . . . . . . . . . .21
      Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . . . .23
      Temporary Defensive Position . . . . . . . . . . . . . . . . . . . . .24

2.  Information Concerning Colorado and Minnesota. . . . . . . . . . . . . .25
      Colorado . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
      Minnesota. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

3.  Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . .29
      Fundamental Limitations. . . . . . . . . . . . . . . . . . . . . . . .29
      Non-Fundamental Limitations. . . . . . . . . . . . . . . . . . . . . .32

4.  Performance and Advertising Data . . . . . . . . . . . . . . . . . . . .35
      SEC Yield Calculations . . . . . . . . . . . . . . . . . . . . . . . .35
      Total Return Calculations. . . . . . . . . . . . . . . . . . . . . . .36
      Multiclass, Collective Trust Fund and Core-Gateway Performance . . . .37
      Other Advertisement Matters. . . . . . . . . . . . . . . . . . . . . .37

5.  Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
      Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . . .40
      Investment Advisory Services . . . . . . . . . . . . . . . . . . . . .43
      Management and Administrative Services . . . . . . . . . . . . . . . .46
      Distribution         . . . . . . . . . . . . . . . . . . . . . . . . .48
      Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
      Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
      Portfolio Accounting . . . . . . . . . . . . . . . . . . . . . . . . .51
      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
6.  Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .53
7.  Additional Purchase and Redemption Information . . . . . . . . . . . . .58
      Statement of Intention . . . . . . . . . . . . . . . . . . . . . . . .58
      Exchanges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58
      Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
      Contingent Deferred Sales Charge (A Shares). . . . . . . . . . . . . .60
      Contingent Deferred Sales Charge (A Shares and B Shares) . . . . . . .61
      Conversion of B Shares . . . . . . . . . . . . . . . . . . . . . . . .61

8.  Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .62


                                         (i)

                                  TABLE OF CONTENTS


9.  Additional Information About the Trust and the
      Shareholders of the Funds  . . . . . . . . . . . . . . . . . . . . . .64
      Determination of Net Asset Value . . . . . . . . . . . . . . . . . . .64
      Counsel and Auditors . . . . . . . . . . . . . . . . . . . . . . . . .64
      General Information. . . . . . . . . . . . . . . . . . . . . . . . . .64
      Recent Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . . .65
      Shareholdings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .65
      Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .65
      Registration Statement . . . . . . . . . . . . . . . . . . . . . . . .65

Appendix A - Description of Securities Ratings . . . . . . . . . . . . . . .A-1
Appendix B - Miscellaneous Tables. . . . . . . . . . . . . . . . . . . . . .B-1
Table 1 - Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . .
Table 2 - Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . .
Table 3 - Distribution Fees. . . . . . . . . . . . . . . . . . . . . . . . .
Table 4 - Sales Charges. . . . . . . . . . . . . . . . . . . . . . . . . . .
Table 5 - Accounting Fees. . . . . . . . . . . . . . . . . . . . . . . . . .
Table 6 - Commissions. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Table 7 - 5% Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . .
Appendix C - Performance Data. . . . . . . . . . . . . . . . . . . . . . . .C-1
Table 1 - Money Market Fund. . . . . . . . . . . . . . . . . . . . . . . . .C-1
Table 2 - Yields . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .C-1
Table 3 - Total Returns. . . . . . . . . . . . . . . . . . . . . . . . . . .C3


                                         (ii)

                                     INTRODUCTION


The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On October 1, 1995 the Trust also changed the name of its various classes of shares as follows: Investor A class was renamed A class ("A Shares"); Investor B class was renamed B class ("B Shares"); Trust class was renamed I class ("I Shares"); and Advantage class, also was renamed I Shares.

Each Fund's investment adviser is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. Norwest Bank Minnesota, N.A., which serves as the Trust's transfer agent and custodian, is a subsidiary of Norwest Corporation. Forum Financial Services, Inc., a registered broker-dealer, serves as the Trust's manager and as distributor of the Trust's shares. Forum Administrative Services, LLC serves as each Fund's administrator. Schroder Capital Management International Inc. serves as investment subadviser to Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and International Fund. Schroder also serves as investment adviser to International Portfolio, in which International Fund currently invests all of its investable assets. Crestone Capital Management, Inc. serves as investment subadviser to Small Company Stock Fund.

As used in this SAI, the following terms shall have the meanings listed:

    "Adviser" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.


    "Investment Advisers" shall mean, collectively, Norwest, Schroder and Crestone, as applicable.

    "Board" shall mean the Board of Trustees of the Trust.

    "Balanced Fund" shall mean each of Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund.

    "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    "Core Trust" shall mean Core Trust (Delaware), an open-end, management investment company registered under the 1940 Act.

    "Core Trust Board" shall mean the Board of Trustees of Core Trust.

    "Crestone" shall mean Crestone Capital Management, Inc.

    "Custodian" shall mean Norwest acting in its capacity as custodian of a Fund.

    "Equity Fund" shall mean each of Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Contrarian Stock Fund and International Fund.

    "FFC" shall mean Forum Financial Corp., the Trust's fund accountant.

    "Fitch" shall mean Fitch Investors Service, L.P.

    "Income Fund" shall mean each of Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund.

    "Forum" shall mean Forum Financial Services, Inc., the Trust's manager and distributor of the Trust's shares.

    "Forum Administrative" shall mean Forum Administrative Services, LLC, the Trust's administrator.

    "Fund" shall mean each of the twenty-seven separate portfolios of the Trust to which this Statement of Additional Information relates as identified on the cover page.

    "Money Market Funds" shall mean each of Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund.

    "Moody's" shall mean Moody's Investors Service, Inc.


    "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

    "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.


    "NRSRO" shall mean a nationally recognized statistical rating organization.


    "Portfolio" shall mean Prime Money Market Portfolio, Money Market Portfolio, Stable Income Portfolio, Total Return Bond Portfolio, Positive Return Bond Portfolio, Managed Fixed Income Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Index Portfolio and International Portfolio, thirteen separate portfolios of Core Trust.

    "Schroder" shall mean Schroder Capital Management Inc., the investment subadviser to Diversified Equity Fund, Growth Equity Fund, International Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund and investment adviser to International Portfolio.


    "SEC" shall mean the U.S. Securities and Exchange Commission.

    "S&P" shall mean Standard & Poor's Rating Group.

    "Tax Free Income Fund" shall mean each of Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund.

    "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of the a Fund.

    "Trust" shall mean Norwest Funds, an open-end management investment company registered under the 1940 Act.

    "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    "1933 Act" shall mean the Securities Act of 1933, as amended.

    "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in each Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith. No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so. References to the investment policies and investment limitations of International Fund also pertain to the International Portfolio, in which that Fund currently invests all of its assets. In addition, references to the Funds which include International Fund also pertain to International Portfolio.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund (neither event requiring sale of such security by a Fund - except in certain cases with respect to the Money Market Funds), the Investment Adviser of the Fund will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Investment Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Investment Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Investment Adviser determines that retaining such security is in the best interests of the Fund.

To limit credit risks, International Portfolio may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

MONEY MARKET FUND MATTERS

Pursuant to Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds may invest only in "eligible securities" as defined in that Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Investment Adviser to present minimal credit risks pursuant to procedures approved by the Board. In addition, the Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Unrated securities may also be eligible securities if the Investment Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board.

Under Rule 2a-7, except for Municipal Money Market Fund, a Money Market Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest 5% of its assets in a single issuer for a period of up to three business days. Municipal Money Market Fund is, however, subject to the issuer diversification rules described in paragraph (1) under "Investment Limitations, Nonfundamental Limitations." Except for Municipal Money Market Fund, a Money Market Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than
(A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

Immediately after the acquisition of any put, no more than five percent of a Money Market Fund's total assets may be invested in securities issued by or subject to conditional puts from the same institution and no more than ten percent of a Money Market Fund's total assets may be invested in securities issued by or subject to unconditional puts (including guarantees) from the same institution. However, these restriction only apply with respect to 75% of the Municipal Money Market Fund's total assets.

INVESTMENT BY FEDERAL CREDIT UNIONS

U.S. Government Fund and Treasury Fund limit their investments, as described in each of the Prospectuses for those Funds, to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended.
Treasury Fund limits its investments to Treasury obligations, including Treasury STRIPS with a maturity of less than 13 months. U.S. Government Fund limits its investments to U.S. Government Securities (including Treasury STRIPS), repurchase agreements fully collateralized by U.S. Government Securities and other government related zero-coupon securities, such as TIGRs and CATs. All zero-coupon securities in which the Fund invests will have a maturity of less than 13 months. Certain U.S. Government Securities owned by the Fund may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"), (ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R. Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk the Fund may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R. Section 703.5(i). Each Fund also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e).

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Funds (except Treasury Fund) may invest in U.S. Government Securities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Government such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Fund will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Fund's investment policies.



BANK OBLIGATIONS

Each Fund may, in accordance with the policies described in its Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Fund's Adviser believes do not present undue risk.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Funds may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

Investments that a Fund may make in securities of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Fund.

COMMERCIAL PAPER

Except for the Money Market Funds, each Fund may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Certain Funds may invest in commercial paper as an investment and not as a temporary defensive position. Commercial paper (short-term promissory notes) consists of unsecured promissory notes issued by companies to finance their or their affiliates' current obligations. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

The Fixed Income Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

In determining the average weighted portfolio maturity of a Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Fund accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Fund and must be distributed to its shareholders. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities. For the purpose solely of an investment policy of investing at least 65% of a Fund's assets in U.S. Government Securities, such securities are currently not deemed to be U.S. Government Securities but rather securities issued by the bank or brokerage firm involved.

MUNICIPAL SECURITIES

Municipal securities are issued by the States, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the States, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Private activity bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, and health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of a organization described in Section 501(c)(3) of the Code, rental multi-family housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized according to whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Funds to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into puts only with dealers, banks and broker-dealers which, in Norwest's opinion, present minimal credit risks.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Funds' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Funds invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield. Money Market Funds may not invest in inverse floaters and certain other variable and floating rates securities that do not imply with Rule 2a-17.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Investment Advisers, as applicable, monitor the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Funds may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Funds' investment quality requirements.

Variable rate obligations purchased by the Funds may include participation interests in variable rate obligations purchased by the Funds from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Funds can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Funds will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Funds from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The Investment Advisers monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Fund on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds Portfolio intend to purchase such securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Fund may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Fund will be able to limit principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets (as defined in the Prospectus) to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories:
(1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include (i) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), (ii) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and (iii) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

OTHER GOVERNMENTAL RELATED MORTGAGE-BACKED SECURITIES

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. Government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

It is anticipated that in the future the Federal Deposit Insurance Corporation (which also holds mortgage loans as a conservator or receiver of insolvent banks or in its corporate capacity) or other governmental agencies or instrumentalities may establish vehicles for the issuance of mortgage-backed securities that are similar in structure and in types of credit enhancements to RTC securities.

ASSET-BACKED SECURITIES

A Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only ("POs") securities usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only ("IOs") securities result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Fund may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

A Fund will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to the Fund to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

Other than the Money Market Funds, each Fund may (i) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (ii) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Funds currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either (i) an offsetting ("covered") position or (ii) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Funds may purchase call options on debt securities that Norwest intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

An Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

    (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

    (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

    (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

    (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

    (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. A Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

    (1) Successful use by a Fund of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

    (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

    (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

    (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

    (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

    (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

    (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign
countries.   In addition, a Fund may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Fund, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Fund may enter into forward contracts in connection with existing portfolio positions. For example, when an Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Advisers do not intend to enter into forward contracts on a regular or continuous basis and will not do so if, as a result, a Fund will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES AND ADDITIONAL INFORMATION CONCERNING THE EQUITY FUNDS

CONTRARIAN STOCK FUND

Contrarian Stock Fund invests primarily in common stocks which may be out of favor with the investment community when purchased but for which Norwest believes there is significant potential for price appreciation. The basic premise to Norwest's "contrarian" investment approach is that security prices change more than fundamental investment values. Norwest monitors a universe of depressed issues as a starting point in making investment decisions for the Fund. It then projects the earnings of these depressed companies in normal and peak years and estimates how the market might value these earnings. Analysis of possible investments is intensive and fundamental, with emphasis on the quality of a firm's assets and its ability to earn good returns on those assets.

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Funds that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Investment Fund may be compensated with the higher yield, contingent on how well the underlying common stock does. Funds that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

Each Fund may invest up to 15 percent (ten percent in the case of the Money Market Funds) of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board and, in the case of International Portfolio, the Core Trust Board, has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of each Fund, pursuant to guidelines approved by the applicable Board. The Investment Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Advisers monitor the liquidity of the securities held by each Fund and report periodically on such decisions to the Board or Core Trust Board, as applicable.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

A institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board or the Core Trust Board, the Investment Advisers may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Fund may purchase securities for investment while any borrowing equaling five percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when Norwest believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set and maintain in a segregated account cash, U.S. Government Securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments include the Fund's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

MARGIN AND SHORT SALES

Certain Funds may enter into short sales as described in the prospectus of that Fund. The Funds may short sales of securities against the box. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Counterparties to a Money Market Fund's reverse repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Certain Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If an Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

REPURCHASE AGREEMENTS

The Funds maintain procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Fund that may enter into repurchase agreements requires continual maintenance of collateral held by its custodian with a market value at least equal to the repurchase price. Counterparties to a Money Market Fund's repurchase agreements must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Under the terms of a repurchase agreement, a Fund purchases securities from registered broker-dealers, banks or their affiliates subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Fund's believe that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements, and under Federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Fund for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION


When a Fund other than a Money Market Fund, in accordance with the policies described in its Prospectus, assumes a temporary defensive position, it may invest in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by Norwest to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

Except as may be permitted by the SEC, the Funds may invest in the securities of other investment companies within the limits prescribed by the 1940 Act. Under normal circumstances and except as described below, each Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. International Fund invests all of its investable assets in International Portfolio and Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund invest in certain portfolios of Core Trust in accordance with an exemptive order issued by the SEC. In addition to those Funds' expenses (including the various fees), as a shareholder in another investment company, the Funds bear their pro rata portion of the other investment companies' expenses (including fees).

2.  INFORMATION CONCERNING COLORADO AND MINNESOTA

Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO

THE COLORADO STATE ECONOMY

Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. Between late 1984 and mid-1987, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1987 through 1995, there has been moderate but steady improvement in the Colorado economy: per-capita income increased approximately 48.4% (4.4% in 1995) and retail trade sales increased approximately 63.3% (5.2% in 1995). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1995 the State's unemployment rate was 4.2% and the United State's unemployment rate was 5.6%).

STATE REVENUES

The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the fiscal year ended June 30, 1995.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 31.2% and 53.3%, respectively, of total General Fund revenues during fiscal year 1994 and approximately 31.5% and 53.2%, respectively, of total General Fund revenues during fiscal year 1995. The ending General Fund balance for fiscal year 1994 was $405.1 million and for fiscal year 1995 was approximately $396.7 million.

The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notices to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1996, was given the highest rating available for short-term obligations by S&P, which is a division of The McGraw-Hill Companies, Inc. (SP-1+) and Fitch Investors Service, Inc. (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's) Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

TAX AND SPENDING LIMITATION AMENDMENT

On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts", which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Court of Appeals has determined that lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and limits increases in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time. Attempts to apply the provisions of the Amendment to obligations issued prior to the approval of the Amendment may be challenged as violation of protections afforded by the federal constitution against impairment of contracts.

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
MINNESOTA

The following information has been derived from the ECONOMIC REPORT TO THE GOVERNOR for 1993 and 1994, prepared by the Economic Resource Group, and COMPARE
MINNESOTA: AN ECONOMIC AND STATISTICAL FACT BOOK 1994/1995 by the Minnesota Department of Trade and Economic Development. More recent editions of such publications were not available at the time this prospectus was prepared.

THE STRUCTURE OF THE MINNESOTA STATE'S ECONOMY

Diversity and a significant natural resource base are two important characteristics of the State's economy.

When viewed in 1993 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2 percentage points of national employment share.

Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 1993 was highly concentrated in industrial machinery, fabricated metals, instruments and miscellaneous categories. Of particular importance is the industrial machinery category in which 32.6 percent of the State's durable goods employment was concentrated in 1993, as compared to 18.9 percent for the United States as a whole. The emphasis is partly explained by the location in the State of Ceridian, Unisys, IBM, Cray Research, and other computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1993, 29.4 percent of the State's non-durable goods employment was concentrated in food and kindred industries, and 19.1 percent in paper and allied industries. This compares to
21.4 percent and 8.8 percent, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.4 thousand in 1993. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains significant quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

EMPLOYMENT GROWTH IN THE STATE

In the period 1980 to 1993, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1993 periods. Over 40 percent of the total increase in Minnesota employment between the years 1983-1992 resulted from a 50.2 percent increase in employees in the services industry during this period. Mining was the only industry where employment decreased between 1983-1992 in both Minnesota and the United States, dropping by almost 14 percent in Minnesota and 33 percent in the United States.

In spite of a strong manufacturing sector, during the 1980 to 1990 period total employment in Minnesota increased 18.1 percent while increasing 20.1 percent nationally. Most of Minnesota's relatively slower growth is associated with declining agricultural employment and with the two recessions in the U.S. economy during the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. Employment data through December, 1993 indicate the recession which began in July, 1990 was less severe in Minnesota than in the national economy, and that Minnesota's recovery has been more rapid than the nation's. Between 1990 and 1993, Minnesota's non-farm employment grew 5.1 percent compared to only 0.7 percent nationwide.

PERFORMANCE OF THE STATE'S ECONOMY

Since 1980, State per capita personal income has been within three percentage points of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1992, Minnesota per capita personal income was 101.6 percent of its U.S. counterpart.

In the level of personal income per capita, Minnesota ranked second among twelve north central states in both 1990 and 1992. During the period 1983 to 1992, Minnesota ranked first among such states in growth of personal income and third during the period 1991 to 1992. Minnesota ranked seventeenth nationally and second among the twelve north central states with a per capita disposable income of $17,448 in 1992. During 1990-1992, wage and salary disbursements which constitute some 60% of total personal income grew 12.3 percent in Minnesota as compared to 8.3 percent for the United States. Personal income in Minnesota grew more rapidly than eleven other north central states' averages during 1991-1992, and faster than the United States average. Over the period 1983 to 1992, Minnesota non-agricultural employment grew 27.4 percent while such employment in the United States grew 19.7 percent. During the 1990-1993 period, Minnesota non-agricultural employment increased 5.1 percent, while regional employment increased 1.3 percent.

Retail sales in Minnesota increased an average of 5.9 percent per year, compounded, between 1983 and 1992. This growth, however, was not uniform from year to year. Retail sales grew only 3.4 percent in 1982, a recession year, and
3.0 percent in 1985, while growing 12.1 percent in 1984, and 2.0 percent in 1986.

During 1992 and 1993, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 5.1 percent in 1993, as compared to the national average of 7.4 percent.

POPULATION TRENDS IN THE STATE

Minnesota resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990, or at an average annual compound rate of 0.7 percent. In comparison, U.S. population grew at an annual compound rate of 0.9 percent during this period. Minnesota resident population increased 4,625,000 in 1995. Minnesota population is currently forecast to grow at an annual compound rate of 0.6 percent between 1990 and 2000. Minnesota population growth accelerated during the late 1980's.

3.  INVESTMENT LIMITATIONS

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Whenever reference is made throughout this SAI or the applicable prospectus to the limitations of the 1940 Act, to "the extent permitted by the 1940 Act" or to similar language, the reference shall be deemed to include reference to any exemptive order obtained by the Trust or which may be relied upon by the Trust.

For purposes of the fundamental and nonfundamental limitations which relate to diversification, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

A Fund's fundamental limitations cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Reference to International Fund includes reference to International Portfolio, which has the same fundamental policies.

(1) DIVERSIFICATION

         EACH FUND (other than Colorado Tax-Free Fund and Minnesota Tax-Free
         Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer

(2) CONCENTRATION

    (a) CASH INVESTMENT FUND and READY CASH INVESTMENT FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities, (ii) municipal securities are not treated as involving a single industry, (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

    (b) TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks), (ii) municipal securities are not treated as involving a single industry, (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
         Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

    (c) INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in repurchase agreements covering U.S. Government Securities or (ii) municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
         Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

    (d) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, (ii) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance), (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

    (e) SMALL COMPANY STOCK FUND and CONTRARIAN STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
         Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

    (f) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, (i) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities, (ii) there is no limit on investment in issuers domiciled in a single country, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

    (g) STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3) BORROWING

    (a) CASH INVESTMENT FUND, READY CASH FUND, U.S. GOVERNMENT FUND, TREASURY FUND, MUNICIPAL MONEY MARKET FUND, INCOME FUND, TOTAL RETURN BOND FUND, LIMITED TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA TAX-FREE FUND, VALUGROWTH STOCK FUND, SMALL COMPANY STOCK FUND AND CONTRARIAN STOCK FUND may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

    (b) STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

(4) ISSUANCE OF SENIOR SECURITIES

    NO FUND may issue senior securities except to the extent permitted by the 1940 Act.

(5) UNDERWRITING ACTIVITIES
    NO FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6) MAKING LOANS

    NO FUND may make loans, except a Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7) PURCHASES AND SALES OF REAL ESTATE

    EACH FUND, INTERNATIONAL FUND, TAX-FREE INCOME FUND may not purchase or sell real estate or any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

(8) PURCHASES AND SALES OF COMMODITIES

    EACH FIXED INCOME FUND, EQUITY FUND, and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. Reference to the International Fund includes reference to International Fund, which has the same fundamentals as policies may be changed by the Board, or in the case of International Portfolio, the Core Trust Board.

(1)   DIVERSIFICATION

      (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, Municipal Money Market Fund may not purchase a security other than a U.S. Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in the section as a single issuer or the Fund would own more than 10% of the outstanding rate securities of any single issuer.

      (b) With respect to each of COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND, the Fund is "non-diversified" as that term is defined in the 1940 Act.

      (c) With respect to each of COLORADO TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the [Internat Revenue] Code [of 1986, as amended], the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result (i) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer, (ii) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer, or (iii) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

(2)   BORROWING

      EACH FUND'S (other than INTERMEDIATE GOVERNMENT INCOME FUND'S and DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

(3)   ILLIQUID SECURITIES

      (a) EACH MONEY MARKET FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

      (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

(4)   OTHER INVESTMENT COMPANIES

      EACH FUND may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.


(5)   MARGIN AND SHORT SALES

      EACH FUND (other than INTERMEDIATE GOVERNMENT INCOME FUND) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. Each Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

(6)   UNSEASONED ISSUERS

      NO FUND may not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(7)   PLEDGING

      NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(8)   INVESTMENTS BY OFFICERS AND TRUSTEES

      NO FUND may invest in or hold securities of any issuer if, to the Trust's or, in the case of International Portfolio, Core Trust's knowledge, officers and Trustees of the Trust or Core Trust, as applicable, or an Investment Adviser to a Fund, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than five percent of the issuer's securities.

(9)   OIL, GAS AND MINERAL INVESTMENTS

      NO FUND may invest in interests in oil and gas or interests in other mineral exploration or development programs, including oil, gas and other mineral leases.

(10)  SECURITIES WITH VOTING RIGHTS

      NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(11)  LENDING OF PORTFOLIO SECURITIES

      NO FUND may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets.

(12)  REAL ESTATE LIMITED PARTNERSHIPS

      NO FUND may invest in real estate limited partnerships.

(13)  OPTIONS AND FUTURES CONTRACTS

      (a) NO MONEY MARKET FUND may invest in options, futures contracts or options on futures contracts.

      (b) NO FIXED INCOME FUND, EQUITY FUND or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.

(14)  WARRANTS

      NO FUND may invest in warrants if (i) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market) or (ii) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(15)  TREASURY FUND INVESTMENT LIMITATIONS

      TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(16)  PURCHASES AND SALES OF COMMODITIES

      NO MONEY MARKET FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

(17)  VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

      VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets..

4.  PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost. There can be no assurance that the Money Market Funds will be able maintain a stable net asset value of $1.00.

For a listing of certain performance data as of May 31, 1996, see Appendix Performance Data.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

MONEY MARKET FUNDS

Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME AND EQUITY FUNDS

Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

    P(1+T)n = ERV

    Where:
            P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

    PT = (ERV/P-1)

    Where:
            PT = period total return
            The other definitions are the same as in average annual total return above


MULTICLASS, COLLECTIVE TRUST FUND AND MASTER-FEEDER PERFORMANCE

MULTICLASS PERFORMANCE

When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

COLLECTIVE TRUST FUND PERFORMANCE


Prior to November 11, 1994, Norwest Bank Minnesota, N.A. managed several collective trust funds with investment objectives and investment policies substantially similar to those of certain of the Funds. Therefore, the performance for those applicable Funds includes the performance of their predecessor collective investment funds for periods before those funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted to reflect those Funds 1994 estimate of their expense ratios for the first year of operations as a mutual fund. The collective investment funds were not registered under the 1940 Act or subject to certain investment restrictions that are imposed by the Act. If the collective investment fund had been registered under the 1040 Act, the collective investment fund historical return may have been adversely affected. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which the collective investment fund invested. Performance of International Fund has been adjusted to reflect fees and expenses of the Schroder International Equity Fund.


OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iv) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily), (v) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively, (vi) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging, (vii) descriptions of the Funds' portfolio managers and the portfolio management staff of the Investment Advisers or summaries of the views of the portfolio managers with respect to the financial markets, (viii) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (ix) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (x) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

                        Systematic               Share                  Shares
         Period         Investment               Price                Purchased
         ------         ----------               -----                ---------
           1              $100                    $10                   10.00
           2              $100                    $12                    8.33
           3              $100                    $15                    6.67
           4              $100                    $20                    5.00
           5              $100                    $18                    5.56
           6              $100                    $16                    6.25
                          ----                    ---                    ----
           Total Invested $600    Average Price $15.17     Total Shares 41.81

With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal an state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

CORE-GATEWAY PERFORMANCE

When a Fund such as International Fund (a "Gateway fund") invests all of its investable assets in another investment company such as International Portfolio (a "Core fund"), special performance calculation rules apply. For instance, if a gateway fund invests in a Core fund that has a performance history prior to the investment by the Gateway fund, the Gateway fund will assume the performance history of the Core fund. That history will not be restated to reflect the internal expense ratio of the Gateway fund. However, a Core Fund's performance will be restated to reflect any sales charges that are applicable to the Gateway fund's shares.


5.  MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years and age as of October 31, 1996 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


John Y. Keffer, Chairman and President,* Age 54.

    President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

Robert C. Brown, Trustee,* Age 65.

    Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

Donald H. Burkhardt, Trustee, Age 70.

    Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

    President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating Trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

Richard M. Leach, Trustee, Age 63.

    President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

Timothy J. Penny, Trustee, Age 45.

    Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

Donald C. Willeke, Trustee, Age 56.

    Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

Robert Campbell, Treasurer, Age 35.

    Director of Fund Accounting, Forum Financial Services, Inc., with which he has been associated since April 1997. Prior thereto, from February 1994 - April 1996 Mr. Campbell was Vice President-Business Unit Head, Domestic Fund Services at State Street Fund Services, Inc. Prior thereto, from September 1992 - January 1994 Mr. Campbell was Assistant Vice President-Fund Manager at State Street Bank & Trust Company, and prior thereto First Line Manager. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Vice President and Secretary, Age 35.

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President and Assistant Treasurer, Age 33.

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Catherine S. Wooledge, Assistant Secretary, Age 54.

    Counsel, Forum Financial Services, Inc. Prior thereto, associate at Morrison & Foerster since September 1994, prior thereto associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at Drinker Biddle & Reath, Washington, D.C. Her address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary, Age 48.

    Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.


Renee A. Walker, Assistant Secretary, Age 26.

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer).
    Her address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $5,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Mr. Willeke was appointed a Trustee in July 1995 and Mr. Penny was appointed a Trustee in January 1996.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1996, which was the fiscal year end of all of the Trust's portfolios.

                                                      Total Compensation From
                                  Total Compensation   the Trust and Norwest
                                    from the Trust         Select Funds
                                    --------------         ------------
    Mr. Brown                          $28,974                $29,000
    Mr. Burkhardt                      $36,223                $36,250
    Mr. Harris                         $28,000                $28,975
    Mr. Leach                          $33,000                $33,970
    Mr. Penny                          $16,000                $16,985
    Mr. Willeke                        $29,973                $30,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1996 total expenses of the Trustees (other than Mr. Keffer) was $30,408 and total expenses of the trustees of Norwest Select Funds was $27.

As of June 1, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years and ages are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Butt, Sheehan, and Misses. Clark and Walker, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Management - Trustees and Officers - Trustees and Officers of the Trust."

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee, Age 53.

    Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee, Age 54.

    Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is Two Portland Square, Portland, Maine 04101.

J. Michael Parish, Trustee, Age 53.

    Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Richard C. Butt, Treasurer

Sara M. Clark, Vice President, Assistant Secretary and Assistant Treasurer.

David I. Goldstein, Secretary.

Thomas G. Sheehan, Assistant Secretary.

Renee A. Walker, Assistant Secretary


INVESTMENT ADVISORY SERVICES

GENERAL

Table 1 in Appendix B shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows similar information with respect to Schroder for its services to International Portfolio. The data is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each fund (and any class of the fund) is based on the average daily net asset of each fund (or class thereof) at the annual rate disclosed in the fund's prospectives.

All investment advisory fees are accrued daily and paid monthly. The Advisers, in their its sole discretion, may waive or continue to waive all or any portion of their investment advisory fees. In addition to receiving its advisory fee from the Funds, Norwest or its affiliates may act and be compensated as investment manager for their clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.


NORWEST INVESTMENT MANAGEMENT


Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. For further information about the investment subadvisory services for certain Funds and the advisory services for International Portfolio of Core Trust, see "Management - Investment Advisory Services - Schroder Capital Management International, Inc." and "- Crestone Capital Management, Inc." below. Under its various Investment Advisory Agreements, Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. The Investment Advisory Agreement between each Fund and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

Each Investment Advisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees, or by Norwest on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreements also provide that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the

Investment Advisory Agreements. The Investment Advisory Agreements provide that Norwest may render services to others.

Norwest acts as investment adviser to Index Portfolio and Small Company Portfolio, two separate series of Core Trust in which Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund (the "Blended Funds") invest a portion of their assets. The Blended Funds also invest a portion of their assets in International Portfolio II of Core Trust. See "Investment Advisory Services -- Schroder Capital Management International, Inc.-- International Portfolio/International Portfolio II" below. The investment advisory agreements between Core Trust on behalf of Index Portfolio and Small Company Portfolio are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters. While the Advisor receives investment advisory fees from the Blended Funds, Norwest is required to waive all of its investment advisory fees payable by Index Portfolio and Small Company Portfolio.


SCHRODER CAPITAL MANAGEMENT INTERNATIONAL, INC. -- INTERNATIONAL
PORTFOLIO/INTERNATIONAL PORTFOLIO II

International Fund invests all of its assets in International Portfolio and each Blended Fund invests a portion of its assets in International Portfolio II. Pursuant to separate Advisory Agreements between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio and International Portfolio II and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing International Portfolio's investments and effecting portfolio transactions for International Portfolio. The Advisory Agreement between International Portfolio and Schroder and International Portfolio II and Schroder each will continue in effect only if such continuance is specifically approved at least annually by the Core Trust or by vote of the holders of beneficial interest of the respective Portfolio, and in either case by a majority of the Trustees of Core Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreements and Investment Subadvisory Agreements are each terminable without penalty by the respective Portfolio or Fund on 60 days' written notice when authorized either by vote of the unitholders of the Portfolio or Fund, as applicable or by a vote of a majority of the Core Trust Board or Board as applicable, or by Schroder on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements and Investment Subadvisory Agreements also provide that, with respect to each Portfolio or Fund, neither Schroder nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Schroder's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreements provide and Investment Subadvisory Agreements that Schroder may render service to others.


On behalf of Blended Fund and International, Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder. An Investment Subadvisory Agreement would become operative and Schroder would directly manage a Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement Schroder would makes investment decisions directly for a Fund and continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest has so delegated. Schroder would be required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Funds' investments and effecting portfolio transactions for the Funds (to the extent of Norwest's delegation).

The Investment Subadvisory Agreements will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the respective Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Investment Subadvisory Agreement, at a meeting called for the purpose of voting on the Investment Subadvisory Agreement.

No payments are made under the Funds' Investment Subadvisory Agreements with Schroder because no assets are allocated to Schroder to manage directly.

The Advisory Agreements between Schroder and Core Trust on behalf of International Portfolio and International Portfolio II are identical to the Investment Advisory Agreements between the Trust and Norwest, except for the fees payable thereunder and certain immaterial matters. Norwest is required to reimburse International Portfolio II in an amount equal to the investment advisory fees payable by the Portfolio to Schroder.

CRESTONE CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with the Small Company Stock Fund (the "Fund"), Norwest has entered into a Sub-Investment Advisory Agreement with Crestone, located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111. Crestone is registered with the SEC as an investment adviser and is a non-wholly owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Crestone as a subadviser. Currently, Crestone manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of Crestone including its adherence to the Portfolio's investment objectives and policies and pays Crestone a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays Crestone a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million. For the Fund's fiscal years ended May 31, 1996, 1995 and 1994, Norwest paid Crestone subadvisory fees of $180,748, $137,862 and $8,792, respectively.

Under its Sub-Investment Subadvisory Agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Crestone is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Crestone on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither Crestone nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that Crestone may render services to others.

GALLIARD

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with ________ (the "Fund"), Norwest has entered into a Sub-Investment Advisory Agreement with Galliard, located at _______________________. Galliard is registered with the SEC as an investment adviser and is a _________ owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, Galliard makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays Galliard a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million.

Under its Sub-Investment Subadvisory Agreement, Galliard makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Galliard on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither Galliard nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC.

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with ________ (the "Fund"), Norwest has entered into a Sub-Investment Advisory Agreement with Peregrine, located at _______________________.
Peregrine is registered with the SEC as an investment adviser and is a _________ owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, Peregrine makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolio's investment objectives and policies and pays Peregrine a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays Peregrine a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million.

Under its Sub-Investment Subadvisory Agreement, Peregrine makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Peregrine on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither Peregrine nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that Peregrine may render services to others.


UNITED CAPITAL MANAGEMENT

To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with ________ (the "Fund"), Norwest has entered into a Sub-Investment Advisory Agreement with United Capital management, located at _______________________. United Capital management is registered with the SEC as an investment adviser and is a _________ owned subsidiary of Norwest. Pursuant to the Sub-Investment Advisory Agreement, United Capital management makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest believes should be invested using United Capital management as a subadviser. Currently, United Capital management manages the entire portfolio of the Fund and has since the Fund's inception. Norwest supervises the performance of United Capital management including its adherence to the Portfolio's investment objectives and policies and pays United Capital management a fee for its investment management services. For its services under the Sub-Investment Advisory Agreement, Norwest pays United Capital management a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million.

Under its Sub-Investment Subadvisory Agreement, United Capital management makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio for which Norwest has delegated management responsibility. United Capital management is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Sub-Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not interested persons of any party to the Sub-Investment Advisory Agreement, at a meeting called for the purpose of voting on the Sub-Investment Advisory Agreement.

The Sub-Investment Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by United Capital management on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Sub-Investment Advisory Agreement also provides that neither United Capital management nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Investment Advisory Agreement. The Sub-Investment Advisory Agreement provides that United Capital management may render services to others.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Norwest, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.


On behalf of the Trust and with respect to each Fund, Forum (i) oversees (A) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (B) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (C) the transmission of purchase and redemption orders for Shares; (D) the notification of the Advisers of available funds for investment; and (E) the performance of fund accounting, including the calculation of the net asset value per Share;
(ii) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (iii) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (iv) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (v) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (vi) oversees the preparation of proxy and information statements and any other communications to shareholders; (vii) with the cooperation of the Trust's counsel, Investment Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (viii) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (ix) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions;(x) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (xi) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (xii) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (xiii) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (xiv) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum Administrative (i) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (ii) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (iii) assists in the preparation of proxy and information statements and any other communications to shareholders; (iv) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports;(v) with the cooperation of the Trust's counsel, Investment Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (vi) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (vii) is responsible for maintaining the Trust's existence and good standing under state law; (viii) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions;
(ix) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (x) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither Forum Administrative nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum Administrative's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and Forum Administrative may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or Forum Administrative's Administration Agreement, respectively. Forum and Forum Administrative may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or Forum Administrative pursuant to their Management and Administration Agreements with the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

The Administration Agreement became effective on October 1, 1996 and, accordingly, no fees have been paid pursuant to that agreement during the past three years.

PORTFOLIOS OF CORE TRUST

Forum manages all aspects of Core Trust's operations with respect to small company portfolio, International Portfolio II (the "Blended Portfolios") and International Portfolio (collectively, the "Portfolios") except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, Forum has entered into a management agreement (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for each Portfolio as it and Forum Administrative perform for the Blended Funds under the Management and Administration Agreements, to the extent the services are applicable to the Portfolios and their structure. Forum and Forum Administrative waive their fees payable by each of the Blended Funds under the Management and Administration Agreements to the extent those Funds incur indirectly management fees charged by Forum to a Blended Portfolio.

NORWEST ADMINISTRATIVE SERVICES

Under an Administrative Servicing Agreement between the Trust and Norwest with respect to International Fund, Norwest performs ministerial, administrative and oversight functions for the Fund and undertakes to reimburse certain excess expenses of the Fund. Among other things, Norwest gathers performance and other data from Schroder as the adviser of International Portfolio and from other sources, formats the data and prepares reports to the Fund's shareholders and the Trustees. Norwest also insures that Schroder is aware of pending net purchases or redemptions of Fund shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest has agreed to reimburse the Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. No fees will be paid to Norwest under the Administrative Servicing Agreement unless the Fund's assets are invested solely in International Portfolio or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The Administrative Service Agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Table 2 in Appendix B shows the dollar amount of fees payable under the Servicing Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest for the past three fiscal years of the Fund.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty (i) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Fixed Income Equity and Balanced Funds, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. With respect to B Shares of each Fixed Income and Equity Fund, and with respect to Exchange Shares of Ready Cash Investment Fund, the Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes the payment to Forum under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.75%, and a maintenance fee in an amount equal to 0.25%, of the average daily net assets of the Fund attributable to the B Shares and Exchange Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plan is "semi-enhanced" in that under the circumstances described below, payments to Forum under the Plan continue while there are uncovered distribution charges even though the Plan has been terminated. Uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. The Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A

Complete Termination in respect of any Fund means: (i) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (ii) the Trust does not alter the terms of the CDSC applicable to the B Shares of the Fund outstanding at the time of the termination; (iii) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (iv) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares

In the event of a termination of the Plan that does not satisfy clauses (ii),
(iii) and (iv) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Contrarian Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination.

In addition, pursuant to the Plan each of Stable Income Fund, Income Equity Fund, Intermediate Government Income Fund, Diversified Equity Fund and Growth Equity Fund may, subject to approval by the Trustees, assume and pay (i) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund and (ii) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1994, 1995 and 1996. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT

Norwest Bank acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (i) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assisting shareholders in initiating and changing account designations and addresses; (iii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iv) assisting in processing purchase and redemption transactions and receiving wired funds; (v) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (vi) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (vii) furnishing periodic statements and confirmations of purchases and redemptions;
(viii) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (ix) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (x) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives from the Trust, with respect to Cash Investment Fund, U.S. Government Fund, Treasury Fund, Investor Shares and Exchange Shares of Ready Cash Investment Fund, Investor Shares of Municipal Money Market Fund and each class of each Fixed Income and Equity Fund, a fee computed and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets (or, in those Funds with more than one class, the Fund's average daily net assets attributable to the class). For its services, the Transfer Agent receives from the Trust, with respect to Institutional Shares of Ready Cash Investment Fund and Municipal Money Market Fund, a fee computed and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets attributable to the class plus reimbursement of Norwest Bank's out-of-pocket expenses relating to the Institutional Shares.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank acts as the custodian of the Trust's assets (in this capacity the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

With respect to Cash Investment Fund, U.S. Government Fund and Treasury Fund, the Custodian's fee for any fiscal year of the Trust will not exceed 0.03% of the Fund's average daily net assets. With respect to Ready Cash Investment Fund, Municipal Money Market Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, ValuGrowth Stock Fund, Small Company Stock Fund and Contrarian Stock Fund, the Custodian's fee for any fiscal year of the Trust will not exceed

0.05% of the Fund's average daily net assets. The fee is Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, each Balanced Fund, Income Equity Fund, Index Fund, Diversified Equity fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Fund pay no custodian fees, but incur the expenses of subcustodians. In addition, the Funds permitted to lend their portfolio securities pay, the custodian a separate fee for performing certain functions in connection with those loans.

Pursuant to rules adopted under the 1940 Act, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and International Fund may maintain their foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations. The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian for International Portfolio and International Portfolio II, but plays no role in making decisions as to the purchase or sale of portfolio securities.

International Fund will not pay custodian fees to the extent the Fund invests in shares of another registered investment company. International Fund incurs, however, its proportionate share of the custodial fees of International Portfolio and Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund incur their proportionate share of the custodial fees of International Portfolio II.

PORTFOLIO ACCOUNTING

FFC, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, FFC prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FFC receives from the Trust with respect to each Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds, global and international funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater. As of October 1, 1996 those funds included Municipal Money Market Fund, International Fund, Stable Income Fund and Intermediate Government Income Fund. Under International Fund's Fund Accounting Agreement so long as all of the Fund's investments consist solely of securities of International Portfolio or any other registered investment company, the Fund pays $12,000 per year plus $12,000 for each class of shares above one.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

Table 5 in Appendix B shows the dollar amount of fees payable to FFC for its accounting services with respect to each Fund, the amount of fee that was waived by FFC, if any, and the actual fee received by FFC. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES

The Trust may elect not to qualify the shares of all of its Funds and classes thereof for sale in every state. Norwest has agreed to reimburse the Trust for certain of the operating expenses of the Funds (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.
Forum believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, a Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Norwest or Forum monthly.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (iv) telecommunications expenses; (v) auditing, legal and compliance expenses; (vi) costs of the Trust's formation and maintaining its existence; (vii) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (viii) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (ix) costs of reproduction, stationery and supplies; (x) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (xi) costs of corporate meetings; (xii) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (xiii) state securities law registration fees and related expenses; (xiv) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (xv) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

6.  PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Money Market and Fixed Income Funds usually are, principal transactions. Debit instruments are normally the Balanced Funds, purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt and equities securities, securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the

Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund Portfolio and International Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds Portfolios and International Portfolio will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period. Except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board and Core Trust Board has authorized the Investment Advisers to employ their respective affiliates to effect securities transactions of the Funds the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited, Norwest Investment Management, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust Board has adopted similar policies with respect to the Portfolios.

No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Investment Adviser, and will not direct brokerage to an affiliate of an Investment Adviser in recognition of research services.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Norwest Corporation. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.

                                                                                              Percentage of
                                                                                               Commission
                                         Aggregate                Percentage                  Transactions
                                        Commissions             of Commissions                  Executed
                                       Paid to NISI              Paid to NISI                 Through NISI
                                       ------------             --------------                -------------
VALUGROWTH STOCK FUND
    Year Ended May 31, 1996               $10,494                     2.41%                        1.73%
    Year Ended May 31, 1995               $12,213                     1.78%                        2.28%
    Year Ended May 31, 1994               $25,713                     4.65%                        6.00%

The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Investment Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio (i) to the Fund or Portfolio or
(ii) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Investment Adviser in connection with the Funds. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Advisers or their affiliates. Investment decisions are the product of many factors including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that (i) received the greatest amount of brokerage commissions during the Fund's last fiscal year,
(ii) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year or (iii) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1996.

                                     Regular Broker             Value of
                                       or Dealer             Securities Held
                                       ---------             ---------------

CASH INVESTMENT FUND            Bear, Stearns & Company          $75,000,000
                                CS First Boston                  $15,000,000
                                Merrill Lynch & Co.              $47,497,784
                                Morgan Stanley                  $345,781,386

READY CASH INVESTMENT FUND      Bear, Stearns & Company          $50,000,000
                                CS First Boston                  $10,000,000
                                Merrill Lynch & Co.              $37,499,817
                                Morgan Stanley                   $55,000,000

U.S. GOVERNMENT FUND            Bank of America Securities       345,781,386

TREASURY FUND                   None                                       0

MUNICIPAL MONEY MARKET FUND     None                                       0

STABLE INCOME FUND              Lehman Brothers Holdings           1,043,889

INTERMEDIATE GOVERNMENT FUND    None                                       0

DIVERSIFIED BOND FUND           Lehman Brothers Holdings           1,092,216
                                Paine Webber Group, Inc.             991,450
                                Dean Witter                          977,500
                                Charles Schwab Corporation           562,630

INCOME FUND                     None                                       0

TOTAL RETURN BOND FUND          Salomon Brothers Inc.              1,205,617

                                     Regular Broker             Value of
                                       or Dealer             Securities Held
                                       ---------             ---------------

LIMITED TERM TAX-FREE FUND      None                                       0

TAX-FREE INCOME FUND            None                                       0

COLORADO TAX FREE FUND          None                                       0

MINNESOTA TAX FREE FUND`        None                                       0

CONSERVATIVE BALANCED FUND      Charles SCHWAB CORPORATION           187,544
                                Dean Witter                          293,598
                                Paine Webber Group, Inc.             495,725
                                Salomon Brothers Inc.                497,433
                                Bear Stearns Company                 500,232
                                Charles SCHWAB CORP.                 487,425
                                Donaldson, Lufkin & Jenrette, Inc.   111,562

MODERATE BALANCED FUND          Charles SCHWAB CORPORATION           562,630
                                Dean Witter                          636,131
                                Lehman Brothers Inc.                 819,162
                                Paine Webber Group, Inc.           1,090,595
                                Salomon Brothers Inc.                895,522
                                Charles SCHWAB CORP.               1,940,000
                                Donaldson, Lufkin & Jenrette, Inc.   427,126

GROWTH BALANCED FUND            Charles SCHWAB CORPORATION           562,629
                                Dean Witter                          636,130
                                Lehman Brothers, Inc.                819,162
                                Paine Webber Group, Inc.             991,450
                                Salomon Brothers Inc.                497,432
                                Charles Schwab Corp.               3,533,225
                                Donaldson, Lufkin & Jenrette, Inc.   784,125

INCOME EQUITY FUND              None                                       0

INDEX FUND                      Merrill Lynch & Co., Inc.            498,575
                                Morgan Stanley Group, Inc.           336,600
                                Salomon Brothers, Inc.               192,626

VALUGROWTH STOCK FUND           None                                       0

DIVERSIFIED EQUITY FUND         Charles SCHWAB CORPORATION         9,971,600
                                Donaldson, Lufkin & Jenrette, Inc. 2,218,502

GROWTH EQUITY FUND              Charles SCHWAB CORPORATION        11,300,500
                                Donaldson, Lufkin & Jenrette, Inc. 2,524,500

                                     Regular Broker             Value of
                                       or Dealer             Securities Held
                                       ---------             ---------------

LARGE COMPANY GROWTH FUND       Charles Schwab Corporation        11,300,500
                                Donaldson, Lufkin & Jenrette, Inc. 2,524,500

SMALL COMPANY STOCK FUND        None                                       0

SMALL COMPANY GROWTH FUND       None                                       0

CONTRARIAN STOCK FUND           None                                       0

INTERNATIONAL FUND              None                                       0

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Fund must be desired from the sale of securities held by the Fund for less than three months. See "Taxation" below. Portfolio turnover rates are set forth under "Financial Highlight's" in the Funds Prospectuses. The change in portfolio turnover rate for Income Fund and Intermediate Government Fund from 1995 to 1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.

7.  ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION


    GENERAL

Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.


MONEY MARKET FUNDS

As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the follow-up business day and the investor's access to the fund would be temporarily limited.

CLASS A SHARES

GENERAL

OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of the Fixed Income and Equity Funds' in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, 1996. The maximum sales charges as of May 31, 1995 was 4.5% for each Equity Fund and 3.75% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 4.5% would equal 0.045).

                                                      Net Asset      Offering
                                                   Value Per Share    Price
                                                   ---------------    -----

    Stable Income Fund                                 $ 10.20        10.35
    Intermediate Government Income Fund                  10.89        11.30
    Diversified Bond Fund (No A Shares Outstanding)
    Income Fund                                           9.27         9.62
    Total Return Bond Fund                                9.40         9.75
    Tax-Free Income Fund                                  9.78        10.15
    Colorado Tax-Free Fund                                9.89        10.26
    Minnesota Tax-Free Fund                              10.30        10.69
    Conservative Balanced Fund (No A Shares Outstanding)
    Moderate Balanced Fund (No A Shares Outstanding)
    Growth Balanced Fund (No A Shares Outstanding)
    Income Equity Fund                                   27.56        28.80
    Index Fund (No A Shares Outstanding)
    ValuGrowth Stock Fund                                22.63        23.65
    Diversified Equity Fund                              30.56        31.93
    Growth Equity Fund                                   29.08        30.39
    Large Company Growth Fund (No A Shares Outstanding)
    Small Company Stock Fund                             14.02        14.65
    Small Company Growth Fund (No A Shares Outstanding)
    Contrarian Stock Fund                                10.82        11.31
    International Fund                                   19.82        20.71

STATEMENT OF INTENTION. As more fully described in the Prospectus, investors may obtain reduced sales charges with respect to the purchase of A Shares of the Funds by means of a written Statement of Intention, which expresses the investor's intention to invest $50,000 or more within a period of 13 months in A Shares of a Fund. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds or Institutional Shares of Ready Cash Investment Fund or Municipal Money Market Fund or shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Institutional Shares of Ready Cash Investment Fund and Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust. Shareholders of U.S. Government Fund and Treasury Fund and Municipal Money Market Fund

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES)

A Shares of the Funds on which no initial sales charge was assessed pursuant to the Right of Accumulation or Statement of Intention, that are redeemed within specified periods after the purchase date will be subject to a contingent deferred sales charge upon redemption.

RIGHT OF ACCUMULATION

Contingent deferred sales charges may be charged on A Shares purchased without an initial sales charge pursuant to the Cumulative Quantity Discount (Right of Accumulation) that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case the contingent deferred sales charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the contingent deferred sales charge. The $900,000 of A Shares is not subject to the contingent deferred sales charge.

STATEMENT OF INTENTION

Contingent deferred sales charges may be charged on redemptions of A Shares purchased without an initial sales charge pursuant to a Statement of Intention ("SOI")that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. The contingent deferred sales charge will not apply to SOIs of under $1,000,000 and will not be applied to SOIs for a greater amount if the shareholder never purchases $1,000,000 or more of A Shares under the SOI; however, the contingent deferred sales charge will apply. The holding period for each A Share, however, shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a contingent deferred sales charge will be charged at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI and will be assessed at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

REINSTATEMENT PRIVILEGE

A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES AND B SHARES)

With respect to A Shares and B Shares of the Funds, certain redemptions are not subject to any contingent deferred sales charge. No contingent deferred sales charge is imposed on (i) redemptions of shares acquired through the reinvestment of dividends and distributions, (ii) involuntary redemptions by a Fund of shareholder accounts with low account balances, (iii) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability, (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES

The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

8.  TAXATION

Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by such Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

A Fund's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund may be forced to sell other portfolio securities.

Each International Fund shareholder should include in the shareholder's report of gross income in his Federal income tax return both cash dividends received by the shareholder from the Fund and also the amount which the Fund advises the shareholder is the shareholder's pro rata portion, if any, of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to International Portfolio from its foreign investments. Each shareholder then would be entitled, subject to certain limitations, to take a foreign tax credit against the shareholders'

Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

9.  ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE FUNDS

DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS

Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG Peat Marwick LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1996, 1995 and 1994, as well as for the fiscal year ended October 31, 1995 for those Funds that had that fiscal year end. KPMG Peat Marwick LLP have been selected as independent auditors for the Trust for the fiscal year ending May 31, 1997. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION

The Trust is divided into twenty eight separate series representing shares of the Funds and Small Cap Opportunities Fund. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act .

The Board has determined that currently no conflict of interest exists between or among each Fund's A Shares, B Shares and I Shares, among Ready Cash Investment Fund's Institutional, Investor and Exchange Shares and between Municipal Money Market Fund's Institutional and Investor Shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (i) a court refuses to apply Delaware law, (ii) no contractual limitation of liability is in effect, and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

RECENT MERGERS

As of May 17, 1996, three portfolios of the Trust, Adjustable U.S. Government Reserve Fund, Government Income Fund and Income Stock Fund (the "Acquired Funds") were reorganized into Stable Income Fund, Intermediate Government Income Fund and Income Equity Fund (the "Acquiring Funds"), respectively through the acquisition of all the assets and liabilities of the Acquired Funds by the corresponding Acquiring Funds. Each Acquiring Fund commenced operations prior to that date and was the entity that continued its existence after the transactions. Performance information for the Acquiring Funds only reflects the Acquiring Funds, performance and all fees listed in this Statement of Additional Information reflect the fees paid by the Acquiring Funds.

SHAREHOLDINGS

Table 7 to Appendix A lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of May 1, 1997.

FINANCIAL STATEMENTS

The financial statements of each Fund for the semi-annual period ended November 30, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Semi-Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The financial statements of each Fund for the year ended May 31, 1996 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, portfolios of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The fiscal year end of Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Income Equity Fund, Index Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Fund was October 31 prior to the year ended May 31, 1996.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                    APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.


                                         -A1-

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.


                                         -A2-

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.


                                         -A3-

PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


                                         -A4-

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATING GROUP. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

FITCH INVESTORS SERVICE, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.


                                         -A5-

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.    Issues assigned this rating are in actual or imminent payment default.



                                         -A6-

                          APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreement between Schroder and Core Trust with respect to International Portfolio, the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.



                                            ADVISORY FEE             ADVISORY FEE             ADVISORY FEE
                                              PAYABLE                   WAIVED                  RETAINED
                                              -------                   ------                  --------
CASH INVESTMENT FUND
    Year Ended May 31, 1996                 2,383,128                        0                2,383,128
    Year Ended May 31, 1995                 2,067,323                        0                2,067,323
    Year Ended May 31, 1994                 2,631,318                        0                2,631,318

READY CASH INVESTMENT FUND
    Year Ended May 31, 1996                 4,128,532                   44,547                4,083,985
    Year Ended May 31, 1995                 2,153,906                   71,093                2,082,813
    Year Ended May 31, 1994                 1,187,810                  250,039                  937,771

U.S. GOVERNMENT FUND

    Year Ended May 31, 1996                 2,205,102                        0                2,205,102
    Year Ended May 31, 1995                 1,687,958                        0                1,687,958
    Year Ended May 31, 1994                 1,618,648                   18,841                1,599,807

TREASURY FUND
    Year Ended May 31, 1996                 1,308,984                        0                1,308,984
    Year Ended May 31, 1995                 1,152,801                        0                1,152,801
    Year Ended May 31, 1994                   786,588                   31,704                  754,884

MUNICIPAL MONEY MARKET FUND
    Year Ended May 31, 1996                 1,907,103                  303,321                1,603,782
    Year Ended May 31, 1995                   987,273                  175,377                  811,896
    Year Ended May 31, 1994                   480,381                  296,671                  183,710

STABLE INCOME FUND
    Year Ended May 31, 1996                   106,127                        0                  106,127
    Year End October 31, 1995                 114,429                        0                  114,429

INTERMEDIATE GOVERNMENT INCOME FUND
    Year Ended May 31, 1996                   142,125                        0                  142,125
    Year End October 31, 1995                 160,764                        0                  160,764

DIVERSIFIED BOND FUND
    Year Ended May 31, 1996                   344,777                        0                  344,777
    Year End October 31, 1995                 607,061                        0                  607,061


                                         -B1-


                                            ADVISORY FEE             ADVISORY FEE             ADVISORY FEE
                                              PAYABLE                   WAIVED                  RETAINED
                                              -------                   ------                  --------
INCOME FUND
    Year Ended May 31, 1996                   981,244                  196,249                  784,995
    Year Ended May 31, 1995                   560,463                  149,529                  410,934
    Year Ended May 31, 1994                   501,265                  399,431                  101,834

TOTAL RETURN BOND FUND
    Year Ended May 31, 1996                   584,872                  352,590                  232,282
    Year Ended May 31, 1995                   305,162                  244,711                   60,451
    Year Ended May 31, 1994                    18,515                   18,515                        0

LIMITED TERM TAX-FREE FUND
    Year Ended May 31, 1996                       N/A                     N/A                       N/A

TAX-FREE INCOME FUND
    Year Ended May 31, 1996                 1,187,026                1,032,179                  154,847
    Year Ended May 31, 1995                   671,570                  306,789                  364,781
    Year Ended May 31, 1994                   600,178                  516,714                  143,464

COLORADO TAX-FREE FUND
    Year Ended May 31, 1996                   286,768                  286,768                        0
    Year Ended May 31, 1995                   257,147                  257,147                        0
    Year Ended May 31, 1994                   200,552                  200,552                        0

MINNESOTA TAX-FREE FUND
    Year Ended May 31, 1996                   154,733                  154,733                        0
    Year Ended May 31, 1995                    67,504                   67,504                        0
    Year Ended May 31, 1994                    64,534                   60,030                    4,504

CONSERVATIVE BALANCED FUND
    Year Ended May 31, 1996                   376,529                        0                  376,529
    Year Ended October 31, 1995               547,353                        0                  547,353

MODERATE BALANCED FUND
    Year Ended May 31, 1996                 1,208,825                        0                1,208,825
    Year End October 31, 1995               1,722,174                        0                1,722,174

GROWTH BALANCED FUND
    Year Ended May 31, 1996                 1,424,260                        0                1,424,260
    Year End October 31, 1995               1,849,672                        0                1,849,672

INCOME EQUITY FUND
    Year Ended May 31, 1996                   227,790                        0                  227,790
    Year End October 31, 1995                 187,584                        0                  187,584

INDEX FUND
    Year Ended May 31, 1996                   193,373                  143,795                   49,578
    Year End October 31, 1995                 212,875                        0                  212,875


                                         -B2-


                                            ADVISORY FEE             ADVISORY FEE             ADVISORY FEE
                                              PAYABLE                   WAIVED                  RETAINED
                                              -------                   ------                  --------
VALUGROWTH STOCK FUND
    Year Ended May 31, 1996                 1,335,281                   16,691                1,318,590
    Year Ended May 31, 1995                 1,132,507                    4,813                1,127,694
    Year Ended May 31, 1994                   992,202                  168,379                  823,823

DIVERSIFIED EQUITY FUND
    Year Ended May 31, 1996                 3,038,858                        0                3,038,858
    Year End October 31, 1995               3,737,147                        0                3,737,147

GROWTH EQUITY FUND
    Year Ended May 31, 1996                 3,342,391                        0                3,342,390
    Year End October 31, 1995               3,961,897                        0                3,961,897

LARGE COMPANY GROWTH FUND
    Year Ended May 31, 1996                   274,152                        0                  274,152
    Year End October 31, 1995                 362,480                        0                  362,480

SMALL COMPANY STOCK FUND
    Year Ended May 31, 1996                   909,200                  327,218                  581,982
    Year Ended May 31, 1995                   322,908                  322,908                        0
    Year Ended May 31, 1994                    21,501                   21,501                        0

SMALL COMPANY GROWTH FUND
    Year Ended May 31, 1996                 1,653,578                        0                1,653,578
    Year End October 31, 1995               1,984,348                        0                1,984,348

CONTRARIAN STOCK FUND
    Year Ended May 31, 1996                   349,877                   70,170                  279,707
    Year Ended May 31, 1995                   258,669                  128,979                  129,690
    Year Ended May 31, 1994                     9,927                    9,927                        0

INTERNATIONAL FUND*
    Year Ended May 31, 1996                   316,701                        0                  316,701
    Year End October 31, 1995                 367,007                        0                  367,007


* Represents investment advisory fees paid to Schroder Capital Management Inc. by International Portfolio of Core Trust.


                                         -B3-

TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to (i) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), (ii) Norwest for its administrative services with respect to International Fund and (iii) Forum with respect to its administrative securities with respect to International Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

(i) MANAGEMENT FEES TO FORUM



                                             MANAGEMENT               MANAGEMENT              MANAGEMENT
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
CASH INVESTMENT FUND
    Year Ended May 31, 1996                 1,076,303                  160,959                  915,344
    Year Ended May 31, 1995                   944,718                  263,073                  681,645
    Year Ended May 31, 1994                 1,179,716                        0                1,179,716

U.S. GOVERNMENT FUND
    Year Ended May 31, 1996                 1,002,126                   40,949                9,611,177
    Year Ended May 31, 1995                   786,649                  135,127                  651,522
    Year Ended May 31, 1994                   757,658                   36,670                  720,988

TREASURY FUND
    Year Ended May 31, 1996                   627,992                  448,841                  179,151
    Year Ended May 31, 1995                   558,734                  467,978                   90,756
    Year Ended May 31, 1994                   387,463                   88,351                  299,112

READY CASH INVESTMENT FUND
Investor Shares
    Year Ended May 31, 1996                   760,979                   60,072                  700,907
    Year Ended May 31, 1995                   391,466                  147,704                  243,762
    Year Ended May 31, 1994                   305,534                    5,338                  300,146
Institutional Shares
    Year Ended May 31, 1996                 1,569,081                1,569,081                        0
    Year Ended May 31, 1995                   739,794                  589,996                  149,797
    Year Ended May 31, 1994                   260,556                  205,978                   54,578
Exchange Shares
    Year Ended May 31, 1996                       273                      273                        0
    Year Ended May 31, 1995                       417                      331                       86

MUNICIPAL MONEY MARKET FUND
Investor Shares
    Year Ended May 31, 1996                   115,294                   65,869                   49,425
    Year Ended May 31, 1995                    82,763                   75,983                    6,780
    Year Ended May 31, 1994                    89,824                   26,370                   63,554
Institutional Shares
    Year Ended May 31, 1996                   990,763                  814,669                  176,094
    Year Ended May 31, 1995                   481,393                  393,600                   87,793
    Year Ended May 31, 1994                   184,579                    8,730                  175,849


                                         -B4-


                                             MANAGEMENT               MANAGEMENT              MANAGEMENT
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
STABLE INCOME FUND
A Shares
    Year Ended May 31, 1996                       623                      623                        0
B Shares
    Year Ended May 31, 1996                        33                       33                        0
I Shares
    Year Ended May 31, 1996                    34,720                   34,720                        0
    Year End October 31, 1995                  38,143                   38,143                        0

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
    Year Ended May 31, 1996                       666                      666                        0
B Shares
    Year Ended May 31, 1996                       412                      412                        0
I Shares
    Year Ended May 31, 1996                    41,991                   41,991                        0
    Year End October 31, 1995                  48,716                   48,716                        0

DIVERSIFIED BOND FUND
I Shares
    Year Ended May 31, 1996                    98,508                   69,269                   29,239
    Year Ended October 31, 1995               173,446                  147,461                   25,985

INCOME FUND
A Shares
    Year Ended May 31, 1996                    11,894                   11,894                        0
    Year Ended May 31, 1995                    12,210                   11,607                      603
    Year Ended May 31, 1994                    50,378                    6,025                   44,353
B Shares
    Year Ended May 31, 1996                     6,732                    6,732                        0
    Year Ended May 31, 1995                     5,559                    3,553                    2,006
    Year Ended May 31, 1994                     2,799                        0                    2,799
I Shares
    Year Ended May 31, 1996                   373,872                  353,908                   19,964
    Year Ended May 31, 1995                   206,416                  124,725                   81,691
    Year Ended May 31, 1994                   147,328                   13,243                  134,085

TOTAL RETURN BOND FUND
A Shares
    Year Ended May 31, 1996                     2,416                    2,416                        0
    Year Ended May 31, 1995                       674                      674                        0
    Year Ended May 31, 1994                        27                        9                       18
B Shares
    Year Ended May 31, 1996                     3,264                    3,264                        0
    Year Ended May 31, 1995                       923                      923                        0
    Year Ended May 31, 1994                        60                       52                        8
I Shares
    Year Ended May 31, 1996                   228,269                   12,744                  215,525
    Year Ended May 31, 1995                   120,468                   17,639                  102,829
    Year Ended May 31, 1994                     7,320                      923                    6,397


                                         -B5-


                                             MANAGEMENT               MANAGEMENT              MANAGEMENT
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
LIMITED TERM TAX-FREE FUND
A Shares
    Year Ended May 31, 1996                       N/A                      N/A                      N/A
B Shares
    Year Ended May 31, 1996                       N/A                      N/A                      N/A
I Shares
    Year Ended May 31, 1996                       N/A                      N/A                      N/A

TAX-FREE INCOME FUND
A Shares
    Year Ended May 31, 1996                    67,046                   27,085                   39,961
    Year Ended May 31, 1995                    64,084                   64,084                        0
    Year Ended May 31, 1994                   114,072                   28,475                   85,597
B Shares
    Year Ended May 31, 1996                     9,866                    9,866                        0
    Year Ended May 31, 1995                     6,348                    5,591                      757
    Year Ended May 31, 1994                     2,493                      333                    2,160
I Shares
    Year Ended May 31, 1996                   397,898                  304,725                   93,173
    Year Ended May 31, 1995                   198,196                  139,199                   58,997
    Year Ended May 31, 1994                   147,507                   17,206                  130,301

COLORADO TAX-FREE FUND
A Shares
    Year Ended May 31, 1996                    53,988                   48,022                    5,966
    Year Ended May 31, 1995                    56,039                   40,684                   15,355
    Year Ended May 31, 1994                    63,445                   63,445                        0
B Shares
    Year Ended May 31, 1996                    11,566                   11,566                        0
    Year Ended May 31, 1995                     9,429                    7,791                    1,638
    Year Ended May 31, 1994                     4,341                    3,571                      770
I Shares
    Year Ended May 31, 1996                    49,153                   41,507                    7,646
    Year Ended May 31, 1995                    37,392                   31,974                    5,418
    Year Ended May 31, 1994                    14,112                   10,883                    3,229

MINNESOTA TAX-FREE FUND
A Shares
    Year Ended May 31, 1996                    43,885                   26,289                   17,596
    Year Ended May 31, 1995                    19,236                   19,236                        0
    Year Ended May 31, 1994                    21,698                   21,698                        0
B Shares
    Year Ended May 31, 1996                    13,910                   10,499                    3,411
    Year Ended May 31, 1995                     5,974                    5,974                        0
    Year Ended May 31, 1994                     2,446                    1,527                      919
I Shares
    Year Ended May 31, 1996                     4,098                    2,630                    1,468
    Year Ended May 31, 1995                     1,781                    1,622                      159
    Year Ended May 31, 1994                     1,507                    1,279                      228


                                         -B6-


                                             MANAGEMENT               MANAGEMENT              MANAGEMENT
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
CONSERVATIVE BALANCED FUND
    Year Ended May 31, 1996                    83,673                   69,584                   14,089
    Year Ended October 31, 1995               121,634                  121,634                        0

MODERATE BALANCED FUND
    Year Ended May 31, 1996                   228,080                  126,077                  102,003
    Year Ended October 31, 1995               324,938                  212,921                  112,017

GROWTH BALANCED FUND
    Year Ended May 31, 1996                   245,562                  136,905                  108,657
    Year Ended October 31, 1995               318,909                  209,411                  109,498

INCOME EQUITY FUND
A Shares
    Year Ended May 31, 1996                     1,196                    1,196                        0
B Shares
    Year Ended May 31, 1996                       670                      670                        0
I Shares
    Year Ended May 31, 1996                    43,691                   43,691                        0
    Year Ended October 31, 1995                37,517                   37,517                        0

INDEX FUND
    Year Ended May 31, 1996                   128,916                   93,961                   34,955
    Year Ended October 31, 1995               141,917                  141,917                        0

VALUGROWTH STOCK FUND
A Shares
    Year Ended May 31, 1996                    27,427                   27,427                        0
    Year Ended May 31, 1995                    24,465                   24,465                        0
    Year Ended May 31, 1994                    87,585                    8,799                   78,786
B Shares
    Year Ended May 31, 1996                     8,763                    8,763                        0
    Year Ended May 31, 1995                     5,593                    4,617                      976
    Year Ended May 31, 1994                     1,686                        0                    1,686
I Shares
    Year Ended May 31, 1996                   297,630                  147,086                  150,544
    Year Ended May 31, 1995                   253,243                  148,800                  104,443
    Year Ended May 31, 1994                   158,779                   26,640                  132,139

DIVERSIFIED EQUITY FUND
A Shares
    Year Ended May 31, 1996                        99                       99                        0
B Shares
    Year Ended May 31, 1996                        96                       96                        0
I Shares
    Year Ended May 31, 1996                   467,322                  238,224                  229,098
    Year Ended October 31, 1995               574,946                  287,473                  287,473


                                         -B7-


                                             MANAGEMENT               MANAGEMENT              MANAGEMENT
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
GROWTH EQUITY FUND
A Shares
    Year Ended May 31, 1996                       100                      100                        0
B Shares
    Year Ended May 31, 1996                        25                       25                        0
I Shares
    Year Ended May 31, 1996                   371,252                  187,661                  183,591
    Year Ended October 31, 1995               440,211                 286,1371                  154,107

LARGE COMPANY GROWTH FUND
    Year Ended May 31, 1996                    42,177                   40,150                    2,027
    Year Ended October 31, 1995                55,766                   55,766                        0

SMALL COMPANY STOCK FUND
A Shares
    Year Ended May 31, 1996                     5,800                    5,800                        0
    Year Ended May 31, 1995                     1,655                    1,515                      140
    Year Ended May 31, 1994                        88                       22                       66
B Shares
    Year Ended May 31, 1996                     4,426                    4,426                        0
    Year Ended May 31, 1995                     1,051                    1,051                        0
    Year Ended May 31, 1994                        67                       19                       48
I Shares
    Year Ended May 31, 1996                   171,614                   15,664                  155,950
    Year Ended May 31, 1995                    61,876                   14,997                   46,878
    Year Ended May 31, 1994                     4,146                    1,395                    2,751

SMALL COMPANY GROWTH FUND
    Year Ended May 31, 1996                   183,731                   76,278                  107,453
    Year Ended October 31, 1995               220,483                  177,287                   43,196

CONTRARIAN STOCK FUND
A Shares
    Year Ended May 31, 1996                     1,439                    1,439                        0
    Year Ended May 31, 1995                       646                      646                        0
    Year Ended May 31, 1994                        45                        0                       45
B Shares
    Year Ended May 31, 1996                     1,194                    1,194                        0
    Year Ended May 31, 1995                       328                      328                        0
    Year Ended May 31, 1994                        19                        3                       16
I Shares
    Year Ended May 31, 1996                    84,836                   37,213                   47,623
    Year Ended May 31, 1995                    63,693                      543                   63,150
    Year Ended May 31, 1994                     2,418                        0                    2,418


                                         -B8-


                                             MANAGEMENT               MANAGEMENT              MANAGEMENT
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
INTERNATIONAL FUND
A Shares
    Year Ended May 31, 1996                       345                      345                        0
B Shares
    Year Ended May 31, 1996                       395                      395                        0
I Shares
    Year Ended May 31, 1996                    69,616                        0                   69,616
    Year Ended October 31, 1995               205,140                   41,566                  163,574

(II) ADMINISTRATIVE FEES TO NORWEST


INTERNATIONAL FUND
    Year Ended May 31, 1996                   175,887                        0                  175,887
    Year Ended October 31, 1995               205,150                        0                  205,150


(III) ADMINISTRATIVE FEES TO FORUM



INTERNATIONAL PORTFOLIO
    Year Ended May 31, 1996                   105,567                   11,873                   93,694
    Year Ended October 31, 1995               122,669                   70,043                   52,626


                                         -B9-

TABLE 3 - DISTRIBUTION FEES

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1995 and 1996. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.


                                            DISTRIBUTION             DISTRIBUTION           DISTRIBUTION
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
READY CASH INVESTMENT FUND
Exchange Shares
    Year Ended May 31, 1996                     1,023                    1,023                        0
    Year Ended May 31, 1995                     2,050                    2,050                        0
    Year Ended May 31, 1994                        62                       62                        0

STABLE INCOME FUND
B Shares
    Year Ended May 31, 1996                       245                      245                        0

INTERMEDIATE GOVERNMENT INCOME FUND
B Shares
    Year Ended May 31, 1996                     2,646                    2,646                        0

INCOME FUND
B Shares
    Year Ended May 31, 1996                    25,247                    6,666                   18,581
    Year Ended May 31, 1995                    27,796                    6,949                   20,847
    Year Ended May 31, 1994                    13,997                    3,954                   10,043

TOTAL RETURN BOND FUND
B Shares
    Year Ended May 31, 1996                    12,239                    3,619                    8,620
    Year Ended May 31, 1995                     4,612                    1,153                    3,459
    Year Ended May 31, 1994                       297                       74                      223

TAX-FREE INCOME FUND
B Shares
    Year Ended May 31, 1996                    36,997                    2,390                   34,607
    Year Ended May 31, 1995                    31,738                    7,934                   23,803
    Year Ended May 31, 1994                    12,467                    3,566                    8,901

COLORADO TAX-FREE FUND
B Shares
    Year Ended May 31, 1996                    43,374                      207                   43,167
    Year Ended May 31, 1995                    47,144                   11,786                   35,358
    Year Ended May 31, 1994                    21,705                    5,476                   16,279


                                         -B10-


                                            DISTRIBUTION             DISTRIBUTION            DISTRIBUTION
                                                FEE                      FEE                     FEE
                                              PAYABLE                   WAIVED                 RETAINED
                                              -------                   ------                 --------
MINNESOTA TAX-FREE FUND
B Shares
    Year Ended May 31, 1996                    52,163                        0                   52,163
    Year Ended May 31, 1995                    30,386                    8,880                   21,506
    Year Ended May 31, 1994                    12,231                    3,058                    9,173

INCOME EQUITY FUND
B Shares
    Year Ended May 31, 1996                     5,031                        0                    5,031

VALUGROWTH STOCK FUND
B Shares
    Year Ended May 31, 1996                    32,860                    5,269                   27,591
    Year Ended May 31, 1995                    27,965                    6,991                   20,974
    Year Ended May 31, 1994                     8,429                    3,245                    5,184

DIVERSIFIED EQUITY FUND
B Shares
    Year Ended May 31, 1996                       719                      719                        0

GROWTH EQUITY FUND
B Shares
    Year Ended May 31, 1996                       187                      187                        0

SMALL COMPANY STOCK FUND
B Shares
    Year Ended May 31, 1996                    16,598                    4,077                   12,521
    Year Ended May 31, 1995                     5,256                    2,038                    3,218
    Year Ended May 31, 1994                       332                        0                      332

CONTRARIAN STOCK FUND
B Shares
    Year Ended May 31, 1996                     4,479                    4,479                        0
    Year Ended May 31, 1995                     1,642                      411                    1,232
    Year Ended May 31, 1994                        95                        0                       95

INTERNATIONAL FUND
B Shares
    Year Ended May 31, 1996                     2,959                    2,930                       29



                                         -B11-

TABLE 4 - SALES CHARGES

The following table shows (i) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares), (ii) the amount of sales charge retained by Forum and not reallowed to other persons, and (iii) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.



                                               SALES                  RETAINED                     CDSL
                                              CHARGES                   AMOUNT                     PAID
                                              -------                   ------                     ----
STABLE INCOME FUND
A Shares
    Year Ended May 31, 1996                       423                       52                       --
B Shares
    Year Ended May 31, 1996                        --                       --                       75

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
    Year Ended May 31, 1996                     1.482                      129                       --
B Shares
    Year Ended May 31, 1996                        --                       --                      964

INCOME FUND
A Shares
    Year Ended May 31, 1996                 1,567,755                    4,428                       --
B Shares
    Year Ended May 31, 1996                        --                       --                    8,272

TOTAL RETURN BOND FUND
A Shares
    Year Ended May 31, 1996                 1,194,198                    3,074                       --
B Shares
    Year Ended May 31, 1996                        --                       --                    2,853

LIMITED TERM TAX-FREE FUND
A Shares
    Year Ended May 31, 1996                       N/A                      N/A                       --
B Shares
    Year Ended May 31, 1996                        --                       --                      N/A

TAX-FREE INCOME FUND
A Shares
    Year Ended May 31, 1996                 5,429,389                   12,264                       --
B Shares
    Year Ended May 31, 1996                        --                       --                    6,576

COLORADO TAX-FREE FUND
A Shares
    Year Ended May 31, 1996                 2,889,945                    7,135                       --
B Shares
    Year Ended May 31, 1996                        --                       --                   12,557


                                         -B12-


                                               SALES                  RETAINED                     CDSL
                                              CHARGES                   AMOUNT                     PAID
                                              -------                   ------                     ----

MINNESOTA TAX-FREE FUND
A Shares
    Year Ended May 31, 1996                 4,598,204                   12,506                       --
B Shares
    Year Ended May 31, 1996                        --                       --                    8,412

INCOME EQUITY FUND
A Shares
    Year Ended May 31, 1996                    10,996                    1,088                       --
B Shares
    Year Ended May 31, 1996                        --                       --                      570

VALUGROWTH STOCK FUND
A Shares
    Year Ended May 31, 1996                 1,162,647                    4,628                       --
B Shares
    Year Ended May 31, 1996                        --                       --                   12,911

DIVERSIFIED EQUITY FUND
A Shares
    Year Ended May 31, 1996                    50,658                       15                       --
B Shares
    Year Ended May 31, 1996                        --                       --                        0

GROWTH EQUITY FUND
A Shares
    Year Ended May 31, 1996                    26,825                        7                       --
B Shares
    Year Ended May 31, 1996                        --                       --                        0

SMALL COMPANY STOCK FUND
A Shares
    Year Ended May 31, 1996                 1,309,565                    5,153                    2,972
B Shares
    Year Ended May 31, 1996                        --                       --                       --

CONTRARIAN STOCK FUND
A Shares
    Year Ended May 31, 1996                   103,499                      425                       --
B Shares
    Year Ended May 31, 1996                        --                       --                    1,432

INTERNATIONAL FUND
    Year Ended May 31, 1996                       269                       30                       --
B Shares
    Year Ended May 31, 1996                        --                       --                      213


                                         -B13-

TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FFC for its accounting services with respect to each Fund, the amount of fee that was waived by FFC, if any, and the actual fee received by FFC. The table also shows similar information with respect to International Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                        FEE          FEE        FEE
                                       PAYABLE      WAIVED    RETAINED
                                       -------      ------    --------
CASH INVESTMENT FUND
    Year Ended May 31, 1996             49,000           0      49,000
    Year Ended May 31, 1995             36,000           0      36,000
    Year Ended May 31, 1994             47,000           0      47,000

U.S. GOVERNMENT FUND
    Year Ended May 31, 1996             46,000           0      46,000
    Year Ended May 31, 1995             36,000           0      36,000
    Year Ended May 31, 1994             36,000           0      36,000

TREASURY FUND
    Year Ended May 31, 1996             43,500           0      43,500
    Year Ended May 31, 1995             36,000           0      36,000
    Year Ended May 31, 1994             36,000           0      36,000

READY CASH INVESTMENT FUND
    Year Ended May 31, 1996             63,000           0      63,000
    Year Ended May 31, 1995             48,000           0      48,000
    Year Ended May 31, 1994             41,000           0      41,000

MUNICIPAL MONEY MARKET FUND
    Year Ended May 31, 1996             72,500           0      72,500
    Year Ended May 31, 1995             60,000           0      60,000
    Year Ended May 31, 1994             60,000           0      60,000

STABLE INCOME FUND
    Year Ended May 31, 1996             37,452       7,136      30,316
    Year Ended October 31, 1995         51,700           0      51,700

INTERMEDIATE GOVERNMENT INCOME FUND
    Year Ended May 31, 1996             29,452       5,322      24,130
    Year Ended October 31, 1995         52,700           0      52,700

DIVERSIFIED BOND FUND
    Year Ended May 31, 1996             29,500       5,561      23,939
    Year Ended October 31, 1995         46,700           0      36,700

INCOME FUND
    Year Ended May 31, 1996             79,500           0      79,500
    Year Ended May 31, 1995             64,000           0      64,000
    Year Ended May 31, 1994             63,000           0      63,000


                                         -B14-

                                        FEE          FEE        FEE
                                       PAYABLE      WAIVED    RETAINED
                                       -------      ------    --------
TOTAL RETURN BOND FUND
    Year Ended May 31, 1996             57,500           0      57,500
    Year Ended May 31, 1995             50,000           0      50,000
    Year Ended May 31, 1994             23,500      23,500           0

LIMITED TERM TAX-FREE FUND
    Year Ended May 31, 1996                N/A         N/A         N/A

TAX-FREE INCOME FUND
    Year Ended May 31, 1996             66,000           0      66,000
    Year Ended May 31, 1995             62,000           0      62,000
    Year Ended May 31, 1994             65,100           0      65,100

COLORADO TAX-FREE FUND
    Year Ended May 31, 1996             60,000           0      60,000
    Year Ended May 31, 1995             55,000           0      55,000
    Year Ended May 31, 1994             50,000      50,000           0

MINNESOTA TAX-FREE FUND
    Year Ended May 31, 1996             56,000           0      56,000
    Year Ended May 31, 1995             55,300           0      55,300
    Year Ended May 31, 1994             54,000           0      54,000

CONSERVATIVE BALANCED FUND
    Year Ended May 31, 1996             32,500       6,054      26,446
    Year Ended October 31, 1995         54,266           0      54,266

MODERATE BALANCED FUND
    Year Ended May 31, 1996             36,000       7,104      28,896
    Year Ended October 31, 1995         52,266           0      52,266

GROWTH BALANCED FUND
    Year Ended May 31, 1996             34,000       6,591      27,409
    Year Ended October 31, 1995         50,833           0      50,833

INCOME EQUITY FUND
    Year Ended May 31, 1996             22,935       4,293      18,642
    Year Ended October 31, 1995         34,700           0      34,700

VALUGROWTH STOCK FUND
    Year Ended May 31, 1996             57,500           0      57,500
    Year Ended May 31, 1995             48,500           0      48,500
    Year Ended October 31, 1995         53,000           0      53,000

INDEX FUND
    Year Ended May 31, 1996             30,500       5,659      24,841
    Year Ended October 31, 1995         46,266           0      46,266

DIVERSIFIED EQUITY FUND
    Year Ended May 31, 1996             30,306       6,216      24,090
    Year Ended October 31, 1995         34,700           0      34,700


                                         -B15-

                                        FEE          FEE        FEE
                                       PAYABLE      WAIVED    RETAINED
                                       -------      ------    --------
GROWTH EQUITY FUND
    Year Ended May 31, 1996             30,306       6,216      24,090
    Year Ended October 31, 1995         34,700           0      34,700

LARGE COMPANY GROWTH FUND
    Year Ended May 31, 1996             21,000       3,755      17,245
    Year Ended October 31, 1995         34,700           0      34,700

SMALL COMPANY STOCK FUND
    Year Ended May 31, 1996             60,500           0      60,500
    Year Ended May 31, 1995             51,000           0      51,000
    Year Ended May 31, 1994             22,500      22,500           0

SMALL COMPANY GROWTH FUND
    Year Ended May 31, 1996             30,000       5,759      24,241
    Year Ended October 31, 1995         36,700           0      36,700

CONTRARIAN STOCK FUND
    Year Ended May 31, 1996             52,000           0      52,000
    Year Ended May 31, 1995             50,000           0      50,000
    Year Ended May 31, 1994             22,500      22,500           0

INTERNATIONAL FUND
    Year Ended May 31, 1996             23,000       3,952      19,048
    Year Ended October 31, 1995         51,766      39,766      12,000

INTERNATIONAL PORTFOLIO
    Year Ended May 31, 1996             50,500       8,500      42,000
    Year Ended October 31, 1995         77,967       8,567      69,400


                                         -B16-

TABLE 6 - COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                          AGGREGATE
                                       COMMISSIONS PAID

DIVERSIFIED BOND FUND
    Year Ended May 31, 1996                   5,261
    Year Ended October 31, 1995               1,750

CONSERVATIVE BALANCED FUND
    Year Ended May 31, 1996                   8,406
    Year Ended October 31, 1995               9,298

MODERATE BALANCED FUND
    Year Ended May 31, 1996                  54,332
    Year Ended October 31, 1995              57,931

GROWTH BALANCED FUND
    Year Ended May 31, 1996                  69,732
    Year Ended October 31, 1995              66,361

INCOME EQUITY FUND
    Year Ended May 31, 1996                  52,904
    Year Ended October 31, 1995              25,321

INDEX FUND
    Year Ended May 31, 1996                 121,170
    Year Ended October 31, 1995             107,321

VALUGROWTH STOCK FUND
    Year Ended May 31, 1996                 436,274
    Year Ended May 31, 1995                 485,176
    Year Ended May 31, 1994                 553,049

DIVERSIFIED EQUITY FUND
    Year Ended May 31, 1996                 175,648
    Year Ended October 31, 1995             180,093

GROWTH EQUITY FUND
    Year Ended May 31, 1996                 127,666
    Year Ended October 31, 1995             115,993

LARGE COMPANY GROWTH FUND
    Year Ended May 31, 1996                  42,229
    Year Ended October 31, 1995              60,264


                                         -B17-

                                          AGGREGATE
                                       COMMISSIONS PAID
SMALL COMPANY STOCK FUND
    Year Ended May 31, 1996                 208,021
    Year Ended May 31, 1995                  67,471
    Year Ended May 31, 1994                  10,127

SMALL COMPANY GROWTH FUND
    Year Ended May 31, 1996                 785,875
    Year Ended October 31, 1995             600,341

CONTRARIAN STOCK FUND
    Year Ended May 31, 1996                  52,162
    Year Ended May 31, 1995                  43,397
    Year Ended May 31, 1994                   9,311

INTERNATIONAL FUND*
    Year Ended May 31, 1996                 188,849
    Year Ended October 31, 1995             348,358

* Reflects commission paid by International Portfolio; International Fund paid no commissions directly during either year.


                                         -B18-

TABLE 7 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of May 1, 1997, as well as their percentage holding of all shares of the Fund. All percentages are rounded off to the nearest one percent. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.




                                                                        SHARE                 % OF           % OF
                                  NAME AND ADDRESS                      BALANCE               CLASS          FUND
CASH INVESTMENT FUND              Norwest Bank Minnesota NA          232,972,631.500          11.166%        11.166%
                                  Collective Trust Funds
                                    Clearing Account
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Norwest Investment Services      1,631,937,513.720        78.220%         78.220%
                                  c/o Greg Wraalstad
                                  608 2nd Avenue South
                                  8th Floor MS 0162
                                  Minneapolis, MN 55479-0162
READY CASH INVESTMENT FUND
    Investor Shares               BHC Securities, Inc.               190,326,428.770         33.905%        10.570%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

                                  Norwest Investment Services        358,876,573.770         63.930%        19.931%
                                  c/o Greg Warrlstad
                                  608 2nd Avenue South
                                  8th Floor, MS 0162
                                  Minneapolis  MN 55479-0162
    Institutional Shares          Norwest Bank Minnesota NA AMS      271,456,847.024          21.917%        15.076%
                                  VP4600301
                                  Attn: Cash Sweep Processing
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Norwest Bank Minnesota NA          610,356,675.500          49.279%        33.898%
                                  AMS
                                  VP460500022
                                  Attn: Cash Sweep Processing
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Norwest Bank Minnesota NA AMS       94,510,122.000          7.630%         5.248%
                                  VP4500030
                                  Attn: Cash Sweep Processing
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Alpine & Co                        106,021,035.290          8.559%          5.888%


                                         -B19-


                                  Non Discretionary
                                  1740 Broadway MS 8751
                                  Denver, CO 80274

    Exchange Shares               Stephen P. Arkulary                89,170.870               14.112%        0.0004%
                                  and Helen M. Doane
                                  Jt. Ten  711266
                                  595 W. Wabasha Street
                                  Duluth  MN  55803

                                  Norwest Bank Minnesota             438,636.600              69.417%        0.0243%
                                  Cust. for IRA Account of
                                  Dennis M. Dougherty
                                  RD 1, Box 1444
                                  East Stroudsburg  PA  18301

                                  BHC Securities Inc.                57,559.460               9.109%         0.0031%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia  PA  19103-3212

    U.S. GOVERNMENT FUND          Alpine & Co                        166,894,993.810          9.592%         9.592%
                                  Non-Discretionary
                                  1740 Broadway MS 8751
                                  Denver, CO 80274

                                  Norwest Bank Minnesota NA          1,311,407,849.360        75.377%        75.377%
                                  AMS
                                  Collective Trust Funds
                                    Clearing Account
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Norwest Investment Services        326,370,481.810          18.759%        18.759%
                                  c/o Greg Wraalstad
                                  608 2nd Avenue South
                                  8th Floor -- MS 0162
                                  Minneapolis  MN  55479-0162
TREASURY FUND                     Alpine & Co.                       85,502,626.510           8.311%         8.311%
                                  Discretionary
                                  1740 Broadway MS 8751
                                  Denver, CO 80274

                                  Norwest Bank Minnesota NA          525,518,273.310          51.085%        51.085%
                                  AMS
                                  Collective Trust Funds
                                    Clearing Account
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Norwest Bank Colorado Springs      62,598,435.560           6.085%         6.085%
                                  Attn: Jan Peto
                                  P.O. Box 400
                                  Colorado Springs, CO 80901


                                         -B20-


                                  Norwest Investment Services        236,266,678.130          22.967%        22.967%
                                  c/o Greg Wraalstad
                                  608 2nd Avenue South
                                  8th Floor -- MS 0162
                                  Minneapolis  MN  55479-0162



MUNICIPAL MONEY MARKET
FUND
  Investor Shares                 BHC Securities, Inc.               11,856,549.960           22.548%        1.847%
                                  Attn: Cash Sweeps
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

                                  Norwest Investment Services        39,468,399.560           75.060%         6.148%
                                  c/o Greg Wraalstad
                                  608 2nd Avenue South
                                  8th Floor  MS - 0162

    Institutional Shares          Norwest Bank Minnesota NA          183,035,857.010          31.064%        28.519%
                                  AMS
                                  Collective Trust Funds
                                     Clearing Account
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Norwest Bank Minnesota NA          218,179,174.990          37.028%        33.994%
                                  VP4620002
                                  Attn: Cash Sweep Processing
                                  733 Marquette Avenue 4th Floor
                                  Minneapolis, MN 55479-0050

                                  Finaba                             45,723,443.990           7.760%         7.124%
                                  Non Discretionary Cash Account
                                  Attn: Jon Rutter
                                  1314 Avenue K
                                  Lubbock  TX  79401

                                  Norwest Investment Services        95,761,229.530           16.252%        14.920%
                                  c/o Greg Wraalstad
                                  608 2nd Avenue South
                                  8th Floor  MS - 0162
                                  Minneapolis  MN  55479-0162


                                         -B21-


STABLE INCOME FUND
    A Shares                      Ramsey Foundation                  136,738.146              11.138%        10.260%
                                  8100 34th Avenue South
                                  PO Box 1309
                                  Minneapolis, MN 55440-1309

                                  St. Paul Ramsey Medical Center     274,203.562              22.335%        20.575%
                                  6th Floor
                                  8100 34th Ave South
                                  PO Box 1309
                                  Minneapolis, MN 55440-1309

                                  Von Maur Investment Co             116,567.861              9.495%         8.746%
                                  6565 Brady St.
                                  Davenport, IA 52806

                                  Aspen Medical Group, PA            98,818.627               7.397%         7.415%
                                  1021 Bandana Blvd. E, Suite 200
                                  St. Paul, MN 55108

                                  Analysts International Corporation 216,969.473              17.673%        16.280%
                                  7615 Metro Blvd.
                                  Minneapolis, MN 55439

    B Shares                      Fred P. Mattson                    7,979.911                7.597%         0.598%
                                  and Berry J. Matton
                                  P.O. Box 248
                                  Elmwood, WI 54740-0248

                                  BHC Securities, Inc.               6,758.457                6.434%         0.507%
                                  FBO 52443692
                                  One Commerce Square
                                  2005 Market St. STE 1200
                                  Philadelphia, PA 19103

                                  BHC Securities, Inc.               6,122.083                5.828%         0.459%
                                  FBO 52509602
                                  One Commerce Square
                                  2005 Market St. STE 1200
                                  Philadelphia, PA 19103

                                  Norwest Investment Services,       11,773.862               11.209%        0.883%
                                  Inc.
                                  FBO 800059291
                                  Northstar Building East - 8th Fl.
                                  618 Second Avenue - South
                                  Minneapolis  MN  55479-0162

                                  Janet R. Anderson                  6,183.057                5.886%         0.463%
                                  TOD
                                  1874 Summit Avenue


                                         -B22-


                                  St. Paul  MN  55105

                                  Charles Anjad-Ali                  8,420.307                8.016%         0.631%
                                  1305 Dayton Avenue
                                  St. Paul  MN  55104

INTERMEDIATE GOVERNMENT
INCOME FUND
    A Shares                      BHC Securities, Inc.               263,205.698              21.597%        12.660%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia  PA  19103-3212

                                  Ibrahim M. Almadani                108,812.262              8.928%         5.195%
                                  and Salwa A. Aboulghaffar
                                  c/o Bernie Harkel
                                  10010 Regency Circle
                                  Omaha  NE  68114

INCOME FUND
    A Shares                      BHC Securities, Inc.               172,137.075              30.515%        0.575%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

TOTAL RETURN BOND FUND
    A Shares                      BHC Securities, Inc.               59,085.463               18.060%        0.416%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

                                  Norwest Wealthbuilder              165,292.626              50.523%        1.165%
                                  Reinvest Account
                                  733 Marquette Avenue
                                  Minneapolis, MN 55479-0050

    I Shares                      Dentru & Co                        3,205,076.083
                                  Non-Discretionary Cash
                                  1740 Broadway Mail 8676
                                  Denver CO 80274

                                  Seret & Co.                        7,150,049.422
                                  Discretionary Reinvest
                                  1700 Broadway MS 0076
                                  Denver, CO 80274

LIMITED TERM TAX-FREE FUNDS
    Investor Shares               Victoria & Co.                     296,095.170              7.874%         7.874%
                                  Non-Discretionary Reinvest


                                         -B23-


                                  Trust Operations
                                  One O'Connor Plaza
                                  Victoria  TX  77901

                                  Victoria & Co. Special             435,765.150              11.588%        11.588%
                                  Common Trust Fund
                                  Trust Operations
                                  One O'Connor Plaza
                                  Victoria  TX  77901

                                  Norwest Limited Term               2,697,945.102            71.747%        71.747%
                                  Tax-Exempt Bond Fund
                                  PO Box 1450 NW 8477
                                  Minneapolis  MN  55480-8477


TAX-FREE INCOME FUND
    A Shares                      BHC Securities, Inc.               410,978.560              14.641%        1.374%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

    I Shares                      Dentru & Co                        6,897,542.824            26.155%        23.063%
                                  Non-Discretionary Cash
                                  1740 Broadway Mail 8676
                                  Denver CO 80274

                                  FINABA                             1,579,783.465            26.155%        5.282%
                                  Discretionary Cash Acct.
                                  1314 Avenue K
                                  Lubbock, TX 79401

                                  Norwest Tax Exempt Bond Fund       14,714,203.086           55.797%        49.199%
                                  P.O. Box 1450 NW 8477
                                  Minneapolis, MN 55480-8477

COLORADO TAX-FREE FUND
    A Shares                      BHC Securities, Inc.               252,004.510              9.273%         4.195%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

                                  Walter Stonehocker and             539,066.141              19.774%        8.973%
                                  Roswitha Stonehocker
                                  15600 Holly
                                  Brighton, CO 80601


    B Shares                      Ronald T. Stecker and              38,614.513               5.660%         0.642%
                                  Dorothy E. Stecker
                                  Jt Ten
                                  27 Eagle Drive
                                  Littleton  CO  80123

    I Shares                      Dentru & Co                        2534,093.903             97.468%        42.184%
                                  Non-Discretionary Cash
                                  1740 Broadway Mail 8676


                                         -B24-


                                  Denver CO 80274

MINNESOTA TAX-FREE FUND
    A Shares                      BHC Securities, Inc.               397,738.332              16.441%        8.901%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

    I Shares                      Norwest Bank Minnesota, NA         171,712.754              17.196%        3.843%
                                  Agnt Madri Inc. Agency
                                  U/A/DT 5/14/96
                                  733 Marquette Avenue MS-0036
                                  Minneapolis,  MN 55479-0036


INCOME EQUITY FUND
    A Shares                      BHC Securities, Inc.               478,613.759              36.954%        21.227%
                                  Trade House Acct.
                                  One Commerce Square
                                  2005 Market St.
                                  Philadelphia, PA 19103-3212


VALUGROWTH STOCK FUND
    A Shares                      BHC Securities, Inc.               278,884.096              37.072%        3.402%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

                                  Norwest Wealthbuilder              42,559.160               5.657%         0.519%
                                  Reinvest Account
                                  733 Marquette Avenue
                                  Minneapolis  MN  55479-0040

DIVERSIFIED EQUITY FUND
A Shares                          BHC Securities, Inc.               329,190.800              50.024%        21.520%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia  PA  19103-3212

GROWTH EQUITY FUND
    A Shares                      BHC Securities, Inc.               116,402.090              27.723%        17.267%
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia  PA  19103-3212

                                  Norwest Wealthbuilder              171,390.554              40.820%        25.424%
                                  Reinvest Account
                                  733 Marquette Avenue
                                  Minneapolis  MN  55479-0040


                                         -B25-



SMALL COMPANY STOCK FUND
    A Shares                      Norwest Wealthbuilder              115,727.168              22.352%        0.937%
                                  Reinvest Account
                                  733 Marquette Avenue
                                  Minneapolis, MN 55479-0040

                                  BHC Securities, Inc.               188,110.701              36.333%        1.524%
                                  One Commerce Square
                                  2005 Market Street Suite 1200
                                  Philadelphia PA 19103


    B Shares                      BHC Securities, Inc.               28,973.933               7.749%         0.234%
                                  FAO 52711393
                                  One Commerce Square
                                  2005 Market Street
                                  Philadelphia PA 19103-3212

    I Shares                      Dentru & Co                        2,222,356.042            6.814%         18.010%
                                  Non-Discretionary Cash
                                  1740 Broadway Mail 8676
                                  Denver CO 80274

                                  Norwest Bank Minnesota             779,625.000              6.814%         6.318%
                                  Cust Norwest Foundation - NIM
                                  A/C 12928201
                                  PO Box 1450 NW 0477
                                  Minneapolis  MN  55480-8477


SMALL CAP OPPORTUNITIES FUND
    A Shares                      Richard M. Leach                   1,180.781                5.583%         4.109
                                  and Peter W. Nash
                                  Trst The Edward Sturgis Trust
                                  U/A DTD 3/10/72
                                  2 Portland Square
                                  Portland  ME  04101

                                  BHC Securities, Inc.               2,876.045                13.599%        10.009%
                                  Trade House Act
                                  Attn: Mutual Fd Dept.
                                  One Commerce Square
                                  2505 Market Street
                                  Philadelphia  PA  19103

                                  Norwest Investment                 2,619.172                12.385%        9.115%
                                    Services, Inc.
                                  FBO 7022167001
                                  Northstar Building East - 8th Fl.
                                  608 Second Avenue South
                                  Minneapolis  MN  55479-0162
                                  Norwest Investment                 8,355.091                39.508%        29.079%
                                     Services, Inc.
                                  FBO 101482111


                                         -B26-


                                  Northstar Building East - 8th Fl.
                                  608 Second Avenue South
                                  Minneapolis  MN  55479-0162
    B Shares                      Tom S. Haupin                      577.156                  7.609%         2.008%
                                  1667 Oriole Drive
                                  Galesburg  IL  61401

                                  Norwest Investment                 582.244                  7.676%         2.026%
                                     Services, Inc.
                                  FBO 701984451
                                  Northstar Building East - 8th Fl.
                                  608 Second Avenue South
                                  Minneapolis  MN  55479-0162

                                  Norwest Investment                 2,418.821                31.891%        8.418%
                                     Services, Inc.
                                  FBO 701942871
                                  Northstar Building East - 8th Fl.
                                  608 Second Avenue South
                                  Minneapolis  MN  55479-0162

                                  BHC Securities, Inc.               1,728.180                22.785%        6.014%
                                  FAO 51729488
                                  Attn: Mutual Funds Dept.
                                  One Commerce Square
                                  2005 Market Street, Suite 1200
                                  Philadelphia  PA  19103

CONTRARIAN STOCK FUND
    A Shares                      BHC Securities, Inc.               3,792.159                65.390%        0.341%
                                  One Commerce Square
                                  2005 Market Street Suite 1200
                                  Philadelphia PA 19103

                                  Richard and Ramute Bell            1,146.308                19.766%        0.103%
                                  Richard & Ramute Bell Consvtrs
                                  Consv Jody Kay Bell
                                  726367
                                  Norfolk  NE  68701

                                  Marcia Mattson                     630.481                  10.354%        0.056%
                                  2039 Virginia Lane
                                  Grafton  WI  53024

    B Shares                      Lynda J. Best                      1,279.541                72.464%        0.115%
                                  3270 Jay Avenue
                                  Bravton IA  50042

                                  Norwest Investment                 427.163                  24.191%        0.038%
                                     Services, Inc.
                                  FBO 702022391
                                  Northstar Building East - 8th Fl.
                                  608 Second Avenue South


                                         -B27-

                                  Minneapolis  MN  55479-0162

    I Shares                      Dentru & Co                        442,129.284              40.118%        39.844%
                                  Non-Discretionary Cash
                                  1740 Broadway Mail 8676
                                  Denver CO 80274

                                  Seret & Co.                        435,626.799              39.528%        39.258%
                                  Discretionary Reinvest
                                  1740 Broadway MS 8751
                                  Denver, CO 80274



INTERNATIONAL FUND
     A Shares                     Norwest Wealthbuilder              35,880.846               37.965%        21.107%
                                  Reinvest Account
                                  733 Marquette Avenue
                                  Minneapolis, MN 55479-0040

                                  BHC Securities, Inc.               29,438.561               31.140%        17.317%
                                  One Commerce Square
                                  2005 Market Street Suite 1200
                                  Philadelphia PA 19103

    B Shares                      BHC Securities, Inc.               7,722.102                10.230%        4.542%
                                  FAO 43268824
                                  One Commerce Square
                                  2005 Market Street Suite 1200
                                  Philadelphia PA 19103

                                  David A. Struvk                    4,764.293                6.311%         2.802%
                                  1941 Crestview Circle
                                  Ewcelsior MN  55331

                                         -B28-

                            APPENDIX C - PERFORMANCE DATA


TABLE 1 - MONEY MARKET FUND YIELDS

As of November 30, 1996, the SEVEN DAY yield, SEVEN DAY effective yield and, for Municipal Money Market Fund, the SEVEN DAY tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%.


                                        Effective   Tax-Equivalent    Tax-Equivalent
                             Yield      Yield          Yield       Effective Yield
                             -----      ------         ------      ----------------
CASH INVESTMENT FUND           5.06%        5.19%         N/A              N/A

READY CASH INVESTMENT FUND
    Investor Shares            4.76%        4.87%         N/A              N/A
    Institutional Shares     5.0978%        5.23%         N/A              N/A
    Exchange Shares            5.10%        5.23%         N/A              N/A

U.S. GOVERNMENT FUND           4.97%        5.09%         N/A              N/A

TREASURY FUND                  4.78%        4.89%         N/A              N/A

MUNICIPAL MONEY MARKET FUND
    Investor Shares            3.06%        3.10%       5.07%            5.13%
    Institutional Shares       3.26%        3.31%       5.40%            5.48%

TABLE 2 - YIELDS

For the 30-day period ended November 30, 1996 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively. Limited Term Tax-Free Fund had not commenced operations as of November 30, 1996.

                                                             Tax Equivalent
                                                Yield             Yield
                                                -----             -----

STABLE INCOME FUND
    A Shares                                    6.06%             N/A
    B Shares                                    4.91%             N/A
    I Shares                                    5.66%             N/A

INTERMEDIATE GOVERNMENT INCOME FUND
    A Shares                                    5.46%             N/A
    B Shares                                    4.93%             N/A
    I Shares                                    5.67%             N/A

DIVERSIFIED BOND FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                    5.86%             N/A

                                                             Tax Equivalent
                                                Yield             Yield
                                                -----             -----

INCOME FUND
    A Shares                                    5.68%             N/A
    B Shares                                    5.13%             N/A
    I Shares                                    5.87%             N/A

TOTAL RETURN BOND FUND
    A Shares                                    5.21%             N/A
    B Shares                                    4.62%             N/A
    I Shares                                    5.38%             N/A

LIMITED TERM TAX-FREE FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

TAX-FREE INCOME FUND
    A Shares                                    4.95%           8.20%
    B Shares                                    4.37%           8.00%
    I Shares                                    5.12%           9.25%

COLORADO TAX-FREE FUND
    A Shares                                    5.42%           9.45%
    B Shares                                    4.88%           8.19%
    I Shares                                    5.64%           9.82%

MINNESOTA TAX-FREE FUND
    A Shares                                    4.73%           8.55%
    B Shares                                    4.14%           7.11%
    I Shares                                    4.88%           8.83%

CONSERVATIVE BALANCED FUND
    I Shares                                      N/A             N/A

MODERATE BALANCED FUND
    I Shares                                      N/A             N/A

GROWTH BALANCED FUND
    I Shares                                      N/A             N/A

DIVERSIFIED EQUITY FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

GROWTH EQUITY FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

INDEX FUND
    I Shares                                      N/A             N/A


                                         -C2-

                                                             Tax Equivalent
                                                Yield             Yield
                                                -----             -----

VALUGROWTH STOCK FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

INCOME EQUITY FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

LARGE COMPANY GROWTH FUND
    I Shares                                      N/A             N/A

SMALL COMPANY STOCK FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

SMALL COMPANY GROWTH FUND
    I Shares                                      N/A             N/A

CONTRARIAN STOCK FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

INTERNATIONAL FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A

SMALL CAP OPPORTUNITIES FUND
    A Shares                                      N/A             N/A
    B Shares                                      N/A             N/A
    I Shares                                      N/A             N/A


TABLE 3 - TOTAL RETURNS

The average annual total return of each class of each Fixed Income and Equity Fund for the periods ended November 30, 1996 was as follows. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund prior to its conversion into the Fund. See "Performance and Advertising Data - Multiclass, Collective Trust Fund and Core-Gateway Performance."

                                                                      Since
                                            One Year    Five Years   Ten Years   Inception
                                            --------    ----------   ---------   ---------
STABLE INCOME FUND
    A Shares                                  4.28%         N/A          N/A       5.92%
    B Shares                                    N/A         N/A          N/A       3.27%
    I Shares                                  5.83%         N/A          N/A       6.70%

                                         -C3-


                                                                                     Since
                                            One Year    Five Years   Ten Years   Inception
                                            --------    ----------   ---------   ---------
INTERMEDIATE GOVERNMENT INCOME FUND*
    A Shares                                  1.42%       4.91%        6.60%         N/A
    B Shares                                  3.00%         N/A          N/A       3.00%
    I Shares                                  5.38%       5.72%        7.01%         N/A

DIVERSIFIED BOND FUND*
    A Shares                                    N/A         N/A          N/A         N/A
    B Shares                                    N/A         N/A          N/A         N/A
    I Shares                                  5.13%       5.87%        7.03%         N/A

INCOME FUND
    A Shares                                  0.68%       5.59%          N/A       7.68%
    B Shares                                  1.73%         N/A          N/A       2.92%
    I Shares                                  4.59%       6.40%          N/A       8.10%

TOTAL RETURN BOND FUND
    A Shares                                  1.32%         N/A          N/A       4.36%
    B Shares                                  2.57%         N/A          N/A       4.41%
    I Shares                                  5.25%         N/A          N/A       5.79%

LIMITED TERM TAX-FREE FUND
    A Shares                                    N/A         N/A          N/A         N/A
    B Shares                                    N/A         N/A          N/A         N/A
    I Shares                                    N/A         N/A          N/A      37.45%

TAX-FREE INCOME FUND
    A Shares                                  2.36%       5.96%          N/A       6.27%
    B Shares                                  3.53%         N/A          N/A       4.63%
    I Shares                                  6.33%       6.79%          N/A       6.83%

COLORADO TAX-FREE FUND
    A Shares                                  2.22%         N/A          N/A       4.95%
    B Shares                                  3.33%         N/A          N/A       4.72%
    I Shares                                  6.13%         N/A          N/A       6.10%

MINNESOTA TAX-FREE FUND
    A Shares                                  1.46%       6.04%          N/A       6.51%
    B Shares                                  2.66%         N/A          N/A       4.35%
    I Shares                                  5.46%       6.86%          N/A       6.97%

CONSERVATIVE BALANCED FUND
    I Shares                                  9.49%       8.28%          N/A       9.13%

MODERATE BALANCED FUND
    I Shares                                 11.80%       9.85%          N/A      10.68%

GROWTH BALANCED FUND
    I Shares                                 16.36%      12.25%          N/A      12.36%

INCOME EQUITY FUND*


                                         -C4-





    A Shares                                 19.84%      16.39%          N/A      15.61%
    B Shares                                    N/A         N/A          N/A      19.75%
    I Shares                                 25.51%      17.48%          N/A      16.31%

                                                                                Since
                                            One Year    Five Years   Ten Years   Inception
                                            --------    ----------   ---------   ---------
INDEX FUND*
    A Shares                                    N/A         N/A          N/A         N/A
    B Shares                                    N/A         N/A          N/A         N/A
    I Shares                                 27.25%      17.56%          N/A      13.69%

VALUGROWTH STOCK FUND
    A Shares                                 16.53%      12.70%          N/A      12.69%
    B Shares                                 18.03%         N/A          N/A      12.55%
    I Shares                                 21.98%      13.71%          N/A      13.25%

DIVERSIFIED EQUITY FUND*
    A Shares                                 17.26%      15.01%          N/A      15.70%
    B Shares                                    N/A         N/A          N/A         N/A
    I Shares                                 22.78%      16.07%          N/A      16.37%

GROWTH EQUITY FUND*
    A Shares                                 13.13%      14.43%          N/A      15.31%
    B Shares                                    N/A         N/A          N/A       7.34%
    I Shares                                 18.48%      15.48%          N/A      16.01%

LARGE COMPANY GROWTH FUND*
    A Shares                                    N/A         N/A          N/A         N/A
    B Shares                                    N/A         N/A          N/A         N/A
    I Shares                                 22.83%      13.46%       13.92%         N/A

SMALL COMPANY STOCK FUND
    A Shares                                 16.64%         N/A          N/A      13.17%
    B Shares                                 18.09%         N/A          N/A      13.28%
    I Shares                                 22.12%         N/A          N/A      14.81%

SMALL COMPANY GROWTH FUND*
    I Shares                                 17.57%      20.71%       19.40%         N/A

CONTRARIAN STOCK FUND
    A Shares                                (1.66%)         N/A          N/A       4.59%
    B Shares                                (0.89%)         N/A          N/A       4.56%
    I Shares                                  2.94%         N/A          N/A       6.26%

INTERNATIONAL FUND*
    A Shares                                  8.27%         N/A          N/A      10.89%
    B Shares                                  9.45%         N/A          N/A      11.52%
    I Shares                                 13.34%         N/A          N/A       8.78%

SMALL CAP OPPORTUNITIES FUND
    A Shares                                 20.99%         N/A          N/A      23.42%
    B Shares                                    N/A         N/A          N/A      21.54%


                                         -C5-


    I Shares                                 26.76%         N/A          N/A      25.16%

                                         -C6-

NORWEST FUNDS
STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 1997


SMALL CAP OPPORTUNITIES FUND

               A SHARES
               B SHARES
               I SHARES

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 1997


This Statement of Additional Information ("SAI") supplements the Prospectuses offering A Shares, B Shares and I Shares of Small Cap Opportunities Fund (the "Fund"). The Fund is a diversified series of Norwest Funds, a registered, open-end, management investment company (the "Trust"). The Fund currently invests all of its investment assets in the Schroder U.S. Smaller Companies Portfolio of Schroder Capital Funds (the "Portfolio"), a registered open-end, management investment company. This SAI should be read only in conjunction with the Fund's Prospectuses, copies of which may be obtained without charge.


TABLE OF CONTENTS

                                                                      Page
                                                                      ----


               1.   Norwest Funds
               2.   Investment Policies
               3.   Investment Restrictions
               4.   Performance Data and Advertising
               5.   Management
               6.   Other Information


               Appendix A - Description of Securities Ratings

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE TRUST'S DISTRIBUTOR, FORUM FINANCIAL SERVICES, INC., TWO PORTLAND SQUARE, PORTLAND, MAINE 04101.

1.  NORWEST FUNDS

DEFINITIONS

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On October 1, 1995 the Trust also changed the name of its various classes of shares as follows: Investor A class was renamed A class ("A Shares"); Investor B class was renamed B class ("B Shares"); Trust class was renamed I class ("I Shares"); and Advantage class, also was renamed I Shares.
As used in this SAI, the following terms shall have the meanings listed:

     "Adviser" shall mean the Fund's investment adviser, Norwest Investment Management, Inc. (Norwest), a subsidiary of Norwest Bank Minnesota, N.A. "Advisers" shall mean, collectively, the Adviser and Schroder.


     "Board" shall mean the Board of Trustees of the Trust.

     "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

     "Core Trust" shall mean Schroder Capital Funds, an open-end, management investment company registered under the 1940 Act.

     "Forum" shall mean Forum Financial Services, Inc., the Trust's administrator and distributor of the Trust's shares.

     "FFC" shall mean Forum Financial Corp., the Trust's fund accountant.

     "Fund" shall mean the separate portfolio of the Trust to which this Statement of Additional Information relates as identified on the cover page.

     "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Norwest Corporation.

     "NRSRO" shall mean a nationally recognized statistical rating organization.

     "Portfolio" shall mean Schroder U.S. Smaller Companies Portfolio, a separate portfolio of Core Trust.

     "Schroder" shall mean Schroder Capital Management International Inc., the Fund's investment subadviser and the Portfolio's investment adviser.

     "Schroder Advisors" shall mean Schroder Fund Advisors Inc., the Portfolio's administrator.

     "Stock Index Futures" shall mean futures contracts that relate to broadly-based stock indices.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of the Trust.

     "Trust" shall mean Norwest Funds, an open-end management investment company registered under the 1940 Act.

     "U.S. Government Securities" shall mean obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.



2.  INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in the Prospectus concerning the Fund's investments, investment techniques and strategies and the risks associated therewith (as well as those of the Portfolio, which has the same investment objective and policies). The Fund is designed for the investment of that portion of an investor's funds which can appropriately bear the special risks associated with investment in smaller capitalization companies with the aim of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. The Fund may make no investment or employ any investment technique or strategy not referenced in the Prospectus as relates to the Fund. As the Fund has the same investment policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in obligations issued or guaranteed by the United States government or its agencies or instrumentalities which have remaining maturities not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association.
Except for obligations issued by the United States Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the United States government.

BANK OBLIGATIONS

The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

SHORT-TERM DEBT SECURITIES

The Portfolio may invest in commercial paper, that is short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P.

REPURCHASE AGREEMENTS

The Portfolio may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers maturing in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Schroder will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, Schroder reviews the credit-worthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

WARRANTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Portfolio may not invest in warrants if as a result more than 5% of its net assets would be so invested, or if more than 2% of its net assets would be so invested in warrants that are not listed on the New York or American Stock Exchanges.

HIGH YIELD/JUNK BONDS

The Portfolio may invest up to 5% of its assets in bonds rated below Baa by Moody's or BBB by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980's had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Portfolio's investment adviser.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal laws require the divestiture by federally insured savings and loans associations of their investments in high yield bonds. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Portfolio's net asset value and investment practices, the market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Investment Objectives and Policies - Additional Investment Policies" in the Prospectus sets forth the circumstances in which the Portfolio may invest in "restricted securities." In connection with the Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LOANS OF PORTFOLIO SECURITIES

The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees. The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or Schroder. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

COVERED CALLS AND HEDGING

As described in the Prospectus, the Portfolio may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Portfolio's securities, to permit the Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Portfolio would: (i) sell Stock Index Futures; (ii) purchase puts on such Futures or securities; or (iii) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Portfolio will normally purchase and then terminate the hedging position), the Portfolio would: (i) purchase Stock Index Futures, or (ii) purchase calls on such Futures or on securities. The Portfolio's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Portfolio's activities in the underlying cash market.

WRITING COVERED CALL OPTIONS. The Portfolio may write (i.e., sell) call options ("calls") if: (i) the calls are listed on a domestic securities or commodities exchange, and (ii) the calls are "covered" (i.e., the Portfolio owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Portfolio if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may be purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Portfolio are taxable as ordinary income. If the Portfolio could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Portfolio may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Portfolio covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Portfolio to deliver a futures contract; it would simply put the Portfolio in a short futures position, which is permitted by the Portfolio's hedging policies.

PURCHASING CALLS AND PUTS. The Portfolio may purchase put options ("puts") which relate to: (i) securities held by it, (ii) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio), or (iii) broadly-based stock indices. The Portfolio may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The fund may purchase calls: (a) as to securities, broadly-based stock indices or Stock Index Futures, or (b) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of the Portfolio's total assets.

When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payments and the right to purchase the underlying investment. When the Portfolio purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Portfolio purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Portfolio permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Portfolio purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Portfolio to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Portfolio's delivery of the underlying investment.

STOCK INDEX FUTURES. The Portfolio may buy and sell futures contracts only if they relate to broadly- based stock indices ("Stock Index Futures"). A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Portfolio buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same index will pay the Portfolio an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Portfolio buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Portfolio's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The Portfolio's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise by the Portfolio of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments, and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Portfolio must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Portfolio will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Portfolio also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Portfolio purchases a Stock Index Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

LIMITS ON USE OF HEDGING INSTRUMENTS. The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts held for less than three months; and (v) writing calls on investments held for less than three months.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Portfolio may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Portfolio has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If the Portfolio uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Portfolio then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.


DERIVATIVE SECURITIES: WARRANTS, OPTIONS AND FUTURES TRANSACTIONS.

     WARRANTS. The Portfolio may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if, more than 2% of its net assets would be invested in warrants that are not listed on the New York or American Stock Exchanges.

     OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Portfolio' securities and thus protect the Fund's net asset value per share against downward market trends, or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors.


SHORT SALES AGAINST-THE-BOX

After the Portfolio makes a short sale against-the-box, while the short position is open, the Portfolio must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.

3.  INVESTMENT RESTRICTIONS

The Portfolio's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be fundamental policies, are non-fundamental policies of the Portfolio. The policies defined as fundamental, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Portfolio's outstanding shares. Under the Investment Company Act of 1940 (the "1940 Act"), a "majority" vote is defined as the vote of the holders of the lesser of : (i) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

The following investment restrictions of the Portfolio are fundamental policies:

     (a) The Portfolio may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     (b) The Portfolio may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. government securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     (c) The Portfolio may borrow money from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).

     (d) The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act.

     (e) The Portfolio may not underwrite securities of other issuers, except to the extent that it may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

     (f) The Portfolio may not make loans, except it may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

     (g) The Portfolio may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (h) The Portfolio may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.

     The following investment restrictions of the Portfolio are non-fundamental policies:

     (a) The Portfolio's borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value its net assets.

     (b) The Portfolio may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of its net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities").

     (c) The Portfolio may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

     (d) The Portfolio may not purchase securities on margin, or make short sales of securities (except short sales against-the-box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Portfolio may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (e) The Portfolio may not invest in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest, if, as a result, more than 5% of the value of the Portfolio's total assets would be so invested.

     (f) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings.

     (g) The Portfolio may not invest in or hold securities of any issuer if, to the Portfolio's knowledge, officers and employees of the Portfolio or officers and directors of Schroder, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

     (h) The Portfolio may not invest in interests in oil and gas or interests in other mineral exploration or development programs.

     (i) The Portfolio may not lend portfolio securities if the total value of all loaned securities would exceed 25% of its total assets.

     (j) The Portfolio may not purchase real estate limited partnership interests.

     (k) The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested, or if more than 2% of its net assets would be invested in warrants that are not listed on the New York or American Stock Exchange.

4.  PERFORMANCE DATA AND ADVERTISING

For purposes of advertising performance, and in accordance with Securities and Exchange Commission interpretations, the Fund has adopted the performance of the Portfolio. The Portfolio in turn has adopted the performance of Schroder U.S. Smaller Companies Fund, a series of Schroder Capital Funds (Delaware), which has an identical investment objective to the Fund and the Portfolio. Like the Fund, the Schroder U.S. Smaller Companies Fund also invests all of its investable assets in the Portfolio. Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's yield and total return fluctuate in response to market conditions and other factors. The value of the Fund's shares when redeemed may be more or less than their original cost.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook").
In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Norwest and others may charge the various retirement plans or other shareholders that invest in the Fund fees in connection with an investment in the Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Standardized yields for the Fund used in advertising are computed by dividing the Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS


Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, maximum sales load and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

                     n
               P(1+T)  = ERV

               Where:
                    P = a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years
                    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

Based on this formula, annualized total returns for the Fund were as follows for the periods shown below:


                                                  For the period from
                              For the one-year    the commencement of
                                period ended       operations through

November 30, 1996(1)(2)  November 30, 1996(2)
-------------------- ------------------------

               A Shares            20.99%              23.42%
               B Shares              N/A               21.54%
               I Shares            26.76%              25.16%

     (1) Small Cap Opportunities Fund commenced operations with the offering of I Shares on August 15, 1996. The Fund commenced the offering of A Shares and B Shares on October 9, 1996 and November 8, 1996, respectively.

     (2) The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), a separate portfolio of a registered, open-end, management company which has the same investment objective and substantially similar investment policies as the Fund. Accordingly, Small cap Opportunities Fund's investment experience will correspond directly with the Portfolio's investment experience. Total return for A Shares and I Shares reflects the returns from August 6, 1993 (commencement of operations) of Schroder U.S. Smaller Companies Fund - Investor Shares. B Shares has not adopted the performance of the Portfolio and the since inception total return reflects the Fund's total return.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

               PT = (ERV/P-1)

               Where:
                    PT = period total return.
                    The other definitions are the same as in average annual total return above.

OTHER ADVERTISEMENT MATTERS

The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be quoted with or without taking into consideration the Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure.

The Fund may also include various information in their advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iv) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily), (v) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively, (vi) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging, (vii) descriptions of the portfolio managers of the Fund and Portfolio and portfolio management staff of the Advisers or summaries of the views of the portfolio managers with respect to the financial markets, (viii) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period, (ix) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (x) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

The Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:




                            Systematic            Share              Shares
Period                      Investment            Price              Purchased
------                      ----------            -----              ---------

     1                      $100                    $10                  10.00
     2                      $100                    $12                   8.33
     3                      $100                    $15                   6.67
     4                      $100                    $20                   5.00
     5                      $100                    $18                   5.56
     6                      $100                    $16                   6.25
                            ----                    ---                  -----

             Total Invested $600   Average Price $15.17     Total Shares 41.81

In connection with its advertisements the Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has more than 60 years been committed to quality products and outstanding service in order to assist its customers in meeting their financial goals and the reasons Norwest believes that it has been successful as a national financial service firm.

5.  MANAGEMENT

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer, Chairman and President,* Age 54.


     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.


Robert C. Brown, Trustee,* Age 65.


     Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.


Donald H. Burkhardt, Trustee, Age 70.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

James C. Harris, Trustee, Age 76.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating Trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.


Richard M. Leach, Trustee, Age 63.


     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.


Timothy J. Penny, Trustee, Age 45.


     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.


Donald C. Willeke, Trustee, Age 56.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.


Robert Campbell, Treasurer, Age 35.

     Director of Fund Accounting, Forum Financial Services, Inc., with which he has been associated since April 1997. Prior thereto, from February 1994 - April 1996 Mr. Campbell was Vice President-Business Unit Head, Domestic Fund Services at State Street Fund Services, Inc. Prior thereto, from September 1992 - January 1994 Mr. Campbell was Assistant Vice President-Fund Manager at State Street Bank & Trust Company, and prior thereto First Line Manager. His address is Two Portland Square, Portland, Maine 04101.


David I. Goldstein, Vice President and Secretary, Age 35.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President and Assistant Treasurer, Age 33.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary, Age 42.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Catherine S. Wooledge, Assistant Secretary, Age 54.


     Counsel, Forum Financial Services, Inc. Prior thereto, associate at Morrison & Foerster since September 1994, prior thereto associate corporate counsel at Franklin Resources, Inc. since September 1993, and prior thereto associate at Drinker Biddle & Reath, Washington, D.C. Her address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary, Age 48.

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.


Renee A. Walker, Assistant Secretary, Age 26.

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer). Her address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS

Effective June 1, 1995, each Trustee of the Trust is paid a quarterly retained fee for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. of $4,000. In addition, each Trustee is paid $3,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year and no officer of the Trust is compensated by the Trust. In addition, Mr. Keffer currently is not compensated or reimbursed for his expenses in serving as Trustee. Prior to June 1, 1995, each Trustee of the Trust was paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and was paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held.

Mr. Burkhart, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $5,000 from the Trust and $1,000 from Norwest Select Funds for his services as Chairman. Mr. Penny was appointed a Trustee in January 1996 and, accordingly, was not paid any compensation during the Trust's last fiscal year.

As of October 1, 1995, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Information is presented for the year ended October 31, 1995, the Funds' fiscal year end. Other funds of the Trust have a May 31 fiscal year end.



                                                         Total Compensation From
                              Total Compensation         the Trust and Norwest
                              from the Trust             Select Funds
                              ------------------         -----------------------

Mr. Brown                     $23,565                    $26,177
Mr. Burkhart                  $29,909                    $33,023
Mr. Harris                    $22,567                    $25,177
Mr. Leach                     $22,566                    $25,177
Mr. Willeke                   $14,000                    $14,000

Neither the Trust nor Norwest Select Funds has adopted any from of retirement plan covering Trustees or officers.

TRUSTEES AND OFFICERS OF CORE TRUST

The following information relates to the principal occupations of each Trustee and executive officer of the Trust during the past five years and shows the nature of any affiliation with Schroder. Messrs. Keffer, Goldstein and Sheehan, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Trustees and Officers of the Trust" above.

Peter E. Guernsey, Trustee.

     Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers. His address is Oyster Bay, New York.

Ralph E. Hansmann, Trustee.

     Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College. His address is 40 Wall Street, New York, New York.

John I. Howell, Trustee.

     Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York. His address is 7 Riverside Road, Greenwich, Connecticut.

Clarence F. Michalis, Trustee.

     Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation). His address is 44 East 64th Street, New York, New York.

Hermann C. Schwab, Chairman (Honorary) and Trustee.

     Retired since March, 1988; prior thereto, consultant to Schroder since February 1, 1984. His address is 787 Seventh Avenue, New York, New York.

Mark J. Smith(a) (b), Vice President and Trustee.

     First Vice President of Schroder since April 1990; Director and Vice President, Schroder Advisors. His address is 33 Gutter Lane, London, England.

Robert G. Davy, Vice President.

     Director of Schroder and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986. His address is 787 Seventh Avenue, New York, New York.

Richard R. Foulkes, Vice President.

     Deputy Chairman of Schroder since October 1995; Director of Schroder since 1979, Director of Schroder Capital Management International Ltd. since 1989, and Executive Vice President of both of these entities. His address is 787 Seventh Avenue, New York, New York.

John Y. Keffer, Vice President.

Jane P. Lucas(c), Vice President.

     Director and Senior Vice President Schroder; Director of SWIS since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991. His address is 787 Seventh Avenue, New York, New York.

Catherine A. Mazza(b), Vice President.

     Senior Vice President Schroder Advisors since December 1995; Vice President of Schroder since October 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985. Her address is 787 Seventh Avenue, New York, New York.

Fariba Talebi, Vice President.

     First Vice President of Schroder since April 1993, employed in various positions in the investment research and portfolio management areas since 1987. Her address is 787 Seventh Avenue, New York, New York.

John A. Troiano(b), Vice President.

     Managing Director of Schroder since October 1995; Director of Schroder Advisors since October 1992, Director and Senior Vice President of Schroder since 1991; prior thereto, employed by various affiliates of Schroder in various positions in the investment research and portfolio management areas since 1981. His address is 787 Seventh Avenue, New York, New York.

Ira L. Unschuld, Vice President.

     Vice President of Schroder since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst. His address is 787 Seventh Avenue, New York, New York.

Robert Jackowitz(b) (c), Treasurer.

     Vice President of SWIS since September 1995; Treasurer of SWIS and Schroder Advisers since July 1995; Vice President of Schroder since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993. His address is 787 Seventh Avenue, New York, New York.

Margaret H. Douglas-Hamilton(b) (c), Secretary.

     Secretary of SWIS since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm. Her address is 787 Seventh Avenue, New York, New York.

David I. Goldstein, Assistant Treasurer and Assistant Secretary.

Thomas G. Sheehan, Assistant Treasurer and Assistant Secretary.

Barbara Gottlieb(c), Assistant Secretary.

     Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates. Her address is 787 Seventh Avenue, New York, New York.

Gerardo Machado, Assistant Secretary.

     Associate, Schroder.  His address is 787 Seventh Avenue, New York, New
York.

     (a)  Interested Trustee of Core Trust as defined by the 1940 Act.

     (b) Schroder Advisors is a wholly-owned subsidiary of Schroder, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned U.S. subsidiary of Schroders plc.

     (c) Schroder Wertheim Investment Services, Inc. ("SWIS") is a wholly-owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly-owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly-owned U.S. subsidiary of Schroders plc.

INVESTMENT ADVISORY SERVICES

ADVISER OF THE FUND

Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A., is required to furnish at its expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. Under its advisory agreements, Norwest may delegate its responsibilities to any investment subadviser approved by the Board with respect to all or a portion of the assets of the Fund.


The Advisory Agreement between the Fund and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.


The Advisory Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Norwest on not more than 60 days nor less than 30 days written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Norwest's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreements provide that Norwest may render service to others.


In addition to receiving its advisory fee from the Fund, Norwest may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances Norwest may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by Norwest or any affiliate of Norwest from the Fund with respect to the client's assets invested in the Fund.

The advisory fees are accrued daily and paid monthly. Norwest, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Fund. Norwest has agreed to reimburse the Trust for certain of the Fund's operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Norwest monthly. Subject to these obligations, the Trust pays for all of its expenses.

No payments will be made under the Fund's Advisory Agreement so long as all of the Fund's investments consist solely of the Portfolio or any other registered investment company or series thereof.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under the Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(i) interest charges, taxes, brokerage fees and commissions; (ii) certain insurance premiums; (iii) fees, interest charges and expenses of the Trust's subcustodian, transfer agent and dividend disbursing agent; (iv) fees of pricing, interest, dividend, credit and other reporting services; (v) costs of membership in trade associations; (vi) telecommunications expenses; (vii) auditing, legal and compliance expenses; (viii) costs of the Trust's formation and maintaining its existence; (ix) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (x) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (xi) costs of reproduction, stationery and supplies; (xii) compensation of the Trust's trustees, officers and employees who are not employees of Norwest, Forum Financial Services, Inc. or affiliated persons of Norwest or Forum Financial Services, Inc. and costs of other personnel performing services for the Trust; (xiii) costs of corporate meetings;
(xiv) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (xv) state securities law registration fees and related expenses; (xvi) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (xvii) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.


SUBADVISORY ARRANGEMENT

Norwest and the Trust have entered into a Subadvisory Agreement with Schroder with respect to the Fund. Schroder makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Schroder is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund (to the extent of Norwest's delegation).

The Subadvisory Agreement among the Fund, Norwest and Schroder will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Subadvisory Agreement.

The Subadvisory Agreement with respect to the Fund is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Schroder on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Subadvisory Agreement also provides that, with respect to the Fund, neither Schroder nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Schroder or their duties or by reason of reckless disregard of its or their obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement provides that Schroder may render services to others.

No payments will be made under the Fund's Subadvisory Agreement so long as all of the Fund's investments consist solely of the Portfolio or any other registered investment company or series thereof.

ADVISER OF THE PORTFOLIO

Schroder acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio. The Advisory Agreement between the Portfolio and Schroder will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of Core Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of Core Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

Pursuant to the Advisory Agreement, Schroder is responsible for managing the investment and reinvestment of the assets included in the Fund's portfolio and continuously reviews, supervises and administers the Fund's investments. In this regard, it is the responsibility of Schroder to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. Schroder also furnishes to the Board of Trustees of Core Trust periodic reports on the investment performance of the Fund. Under the terms of the Advisory Agreement, Schroder is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, Schroder does not use material inside information that may be in its possession or in the possession of its affiliates.


The Advisory Agreement will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Board of Trustees of Core Trust and
(ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio on 60 days' written notice to Norwest, or by Norwest on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Advisory Agreement also provides that, with respect to the Portfolio, neither Schroder nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Schroder's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


The advisory fees are accrued daily and paid monthly. Schroder, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.

ADMINISTRATION AND DISTRIBUTION

THE TRUST

Forum supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the Trust's transfer agent and custodian and arranging for maintenance of books and records of the Trust) and provides the Trust with general office facilities pursuant to a Management Agreement.

The Management Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of the Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that, with respect to the Fund, neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreement.


Forum is also the Trust's Distributor and acts as the agent of the Trust in connection with the offering of shares of the Fund on a "best efforts" basis pursuant to a Distribution Agreement. Under a servicing agreement between the Trust and Norwest with respect to the Fund, Norwest performs ministerial, administrative and oversight functions for the Fund and undertakes to reimburse certain excess expenses of the Fund. Among other things, Norwest gathers performance and other data from Norwest of the Portfolio and from other sources, formats the data and prepares reports to the Fund's shareholders and the Trustees. Norwest also ensures that Norwest to the Portfolio is aware of pending net purchases or redemptions of Fund shares and other matters that may affect Norwest's performance of its duties. Lastly, Norwest has agreed to reimburse the Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. No fees will be paid to Norwest under the Servicing Agreement unless the Fund's assets are invested solely in the International Portfolio or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party.

The agreement provides that neither Norwest nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

CORE TRUST

Core Trust has entered into an Administrative Services Agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of the Portfolio, including coordination of the services performed by the Portfolio's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of Schroder, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.

For these services, Schroder Advisors will receive a fee from Core Trust at the annual rate of 0.10% of the average daily net assets of the Portfolio. The Administrative Services Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the trustees of Core Trust who are not "interested persons" of Core Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Agreement, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Portfolio, or, upon 60 days' notice, by Schroder Advisors. The Administrative Services Agreement will terminate automatically in the event of its assignment.

On behalf of the Portfolio, Core Trust has entered into a Sub-Administration Agreement with Forum. Pursuant to the Sub-Administration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administrative Services Agreement, including shareholder reporting and regulatory compliance.

The Sub-Administration Agreement is terminable with respect to the Portfolio without penalty, at any time, by the board of trustees of Core Trust upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Portfolio.

A SHARES AND B SHARES

Under the Distribution Services Agreement related to the Fund, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Fund. With respect to B Shares of the Fund, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes the payment to Forum under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.75%, and a maintenance fee in an amount equal to 0.25%, of the average daily net assets of the Fund attributable to the B Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of the Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of trustees who are not interested persons of the Trust and who have no direct or indirect interest in the operation of the Plan, the Distribution Services Agreement or any agreement related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

In the event that (i) the Plan is not terminated but Forum (or any subsequent distributor) is replaced or terminated as distributor of a Fund's B Shares, (ii) the Plan is terminated and a Fund adopts a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B Shares or (iii) the Plan is terminated and the Trust alters the terms of the contingent deferred sales charges applicable to B Shares of a Fund outstanding at the time of such termination, the Fund will continue to pay distribution services fees to Forum (or any subsequent distributor of the Fund's B Shares) but only with respect to sales that occurred prior to any replacement or termination. Except as described above, in the event that the Plan is terminated with respect to a Fund, the Fund will cease paying any distribution services fees.

TRANSFER AGENT


Norwest Bank acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.


Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives from the Trust, with respect to the Fund a fee computed and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets attributable to each class).

CUSTODIAN


Pursuant to a Custodian Agreement, Norwest Bank acts as the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. For these services, the custodian receives no fee. The custodian receives a separate fee for performing certain functions in connection with loans of portfolio securities.


The Chase Manhattan Bank, N.A. serves as custodian to the Portfolio and is compensated by Core Trust with respect to the Portfolio.

PORTFOLIO ACCOUNTING

Forum Financial Corp., an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $6,000 per year. In addition, FFC is paid an additional $12,000 per year with respect to the Fund if it has more than 100 security positions or a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to the Fund or based, if applicable, upon information, instructions or requests with respect to the Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

FFC performs similar services for the Portfolio and, in addition, acts as the Portfolio's transfer agent.

6.  OTHER INFORMATION

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES

Shares of the Fund are sold on a continuous basis.


Fund shares are normally issued for cash only. In Norwest's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).


Set forth below is an example of the method of computing the offering price of the Fund's A Shares. All other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of a hypothetical fund ("Fund Q") in an amount such that the purchase would be subject to the fund's maximum sales charge (in this case, 4.5%) at a price based on a hypothetical net asset value per share of A Shares of the fund. Offering price is determined as follows: Net asset value per share times the sum of one
(1) plus the sales charge expressed as a percentage (for example 4.5% would equal 0.045).

                                        Net Asset                Offering
                                        Value Per Share          Price
                                        ---------------          --------

               Fund Q                   11.48                    12.00

STATEMENT OF INTENTION

As more fully described in the Prospectus, investors may obtain reduced sales charges with respect to the purchase of A Shares of the Fund by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in A Shares of the Fund. The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

EXCHANGES AND TELEPHONE TRANSACTIONS

By making an exchange, the investor authorizes the Trust's transfer agent to act on telephonic instructions from any person representing himself or herself to be the investor and believed by the Trust's transfer agent to be genuine. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of such transaction.

The exchange privilege permits I Share shareholders to exchange their shares for I Shares of any other Fund. For Federal income tax purposes, an exchange transaction is treated as a sale and subsequent purchase on which a purchaser may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other funds of the Trust that offer A Shares or Investor class shares ("Investor Shares") of Ready Cash Investment Fund or Municipal Money Market Fund, two money market portfolios of the Trust. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other funds of the Trust that offer B Shares or Exchange class shares ("Exchange Shares") of Ready Cash Investment Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the funds of the Trust that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the funds of the Trust that offer B Shares.

Shareholders of A Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

B Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Exchange Shares as if those shares were being redeemed at that time.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting securities to cash. The Trust and Core Trust have each filed a formal election with the SEC pursuant to which the Fund and the Portfolio will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or one percent of the Fund's or the Portfolio's total net assets, whichever is less, during any 90-day period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES)

Certain A Shares of the Fund on which no initial sales charge was assessed, that are redeemed within specified periods after the purchase date will be subject to a contingent deferred sales charge upon redemption.

Right of Accumulation. Contingent deferred sales charges may be charged on redemptions of A Shares purchased pursuant to the Cumulative Quantity Discount (Right of Accumulation). The contingent deferred sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value (as of the close of business on the previous Fund Business Day) of all A Shares held by the shareholder exceed $1,000,000. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the contingent deferred sales charge. The $900,000 of A Shares is not subject to the contingent deferred sales charge.

STATEMENT OF INTENTION. Contingent deferred sales charges may be charged on redemptions of A Shares purchased pursuant to a Statement of Intention ("SOI"). The contingent deferred sales charge will not apply to SOIs of under $1,000,000 and will not be applied to SOIs for a greater amount if the shareholder never purchases $1,000,000 or more of A Shares under the SOI. If a shareholder purchases $1,000,000 or more under an SOI, the contingent deferred sales charge will apply with respect to the entire amount purchased. The holding period for each A Share, however, shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a contingent deferred sales charge will be charged at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI and will be assessed at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

CONTINGENT DEFERRED SALES CHARGE (A SHARES AND B SHARES)

With respect to A Shares and B Shares of the Fund, certain redemptions are not subject to any contingent deferred sales charge. No contingent deferred sales charge is imposed on (i) redemptions of shares acquired through the reinvestment of dividends and distributions, (ii) involuntary redemptions by the Fund of shareholder accounts with low account balances, (iii) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability, (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES

The conversion of Exchange Shares to Investor Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution services fee with respect to the Exchange Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Exchange Shares to Investor Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions of Exchange Shares would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

DETERMINATION OF NET ASSET VALUE

Securities owned by the Fund for which market quotations are readily available are valued at current market value. The Fund values its securities as follows. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. All assets and liabilities of the Fund denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank.

Under procedures adopted by the Board, a net asset value for the Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a net asset value determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

PORTFOLIO TRANSACTIONS

The following discussion concerning portfolio transactions relates to the Fund and the Portfolio.


Investment decisions for the Fund will be made independently from those for any other client account or investment company that is or may in the future become managed by Norwest or its affiliates. Investment decisions are the product of many factors including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Norwest occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount.


Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by Norwests in their best judgment and in a manner deemed to be in the best interest of shareholders of the Fund (holders of beneficial interest in the case of the Portfolio) rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. Where transactions are executed in the over-the- counter market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.



The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with securities transactions, the Advisers take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisers may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Advisers in connection with services to clients other than the Fund, and the Advisers' fees are not reduced by reason of the Advisers' receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Board may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board has authorized the Advisers to employ their respective affiliates to effect securities transactions of the Fund, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities Limited ("Schroder Securities"), Norwest Investment Management, Inc. and other affiliates of an Adviser will, in the judgment of the Adviser responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Fund satisfy the foregoing standards.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Securities or its affiliates, and will not direct brokerage to Schroder Securities or its affiliates in recognition of research services.

From time to time, the Fund may purchase securities of a broker or dealer through which its regularly engages in securities transactions.

TAXATION

The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered a 60 percent long-term and 40 percent short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by such Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in any gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non- section 1256 positions be treated as 60 percent long-term and 40 percent short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of section 1256 contracts.

Each Fund shareholder should include in the shareholder's report of gross income in his Federal income tax return cash dividends received by the shareholder from the Fund.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, New York 10004.

KPMG Peat Marwick LLP, independent auditors, acts as auditors for the Trust.

OWNERSHIP OF FUND SHARES

Prior to the public issuance of shares of the Fund, due to its initial investment, Forum owned all outstanding shares of the Fund and, accordingly, may be deemed to be a controlling person of the Fund. Upon the investment in the Fund by public shareholders, Forum ceased to be a controlling person of the Fund. As of July 31, 1996, the Trustees and officers of the Trust in the aggregate owned less than one percent of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

Currently, the Trust is divided into twenty-nine separate series representing shares of the Fund and shares of Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Arizona Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Contrarian Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, International Fund, Income Equity Fund, Index Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Intermediate U.S. Government Fund, Diversified Bond Fund, Stable Income Fund and Short Maturity Investment Fund. The Trust has received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's portfolios. It is anticipated, however, that the Trust will operate the classes of each Fund in accordance with rules of the SEC adopted after the Trust obtained its exemptive order.

The Board determined that currently no conflict of interest exists between or among each Fund's I Shares and its other classes, if any. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law, (2) no contractual limitation of liability is in effect, and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

FINANCIAL STATEMENTS

The fiscal year end of the Fund is May 31. Financial statements for the Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, L.P. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter- term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.    Issues assigned this rating are in actual or imminent payment default.

PART C

OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS.

Included in the Prospectus:

     For all Funds (A Shares, B Shares and I Shares) for which a Prospectus is contained in this amendment to the Registration Statement.

Included in the Statement of Additional Information:

     For all Funds (A Shares, B Shares and I Shares) for which a Prospectus is contained in this amendment to the Registration Statement:

     Audited financial statements for the fiscal year ended May 31, 1996 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and Report of Independent Auditors.

     Unaudited financial statements for the period June 1, 1996 through November 30, 1996 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, and Financial Highlights


(B)  EXHIBITS.

NOTE:   * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE.  ALL
REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PREEA") ARE TO PEAS AND PREEAS TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 33-9645.

(1)* Trust Instrument of Registrant as now in effect (filed as Exhibit 1 to PEA No. 35).

(2)*   By-Laws of Registrant as now in effect (filed as Exhibit 2 to PEA No.
       35).

(3)    Not Applicable.

(4)* Specimen Certificate for shares of beneficial interest of each class of each portfolio of Registrant. Except for the names of the classes of shares and CUSIP numbers. the certificate of each class of each portfolio of Registrant is substantially the same as the specimen certificate, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed as Exhibit 4 to PEA No. 35).

(5)  (a)*    Investment Advisory Agreement between Registrant and Norwest Bank
             Minnesota, N.A. relating to the Diversified Equity Fund, Growth
             Equity Fund, Large Company Growth Fund, Small Company Growth Fund,
             International Fund, Income Equity Fund, Index Fund, Conservative
             Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund,
             Intermediate U.S. Government Fund, Managed Fixed Income Fund and
             Stable Income Fund. Except for the names of each series of the Registrant, the Investment Advisory Agreement of each series of Registrant is substantially the same as the Investment Advisory
             Agreement, and therefore, is omitted pursuant to Rule 483(d)(2) under the 1933 Act (filed as Exhibit 5(a) to PEA No. 35).

     (b)* Investment Sub-Advisory Agreement between Registrant and Crestone Capital Management, Inc. relating to Small Company Stock Fund (filed as Exhibit 5(b) to PEA No. 35).

     (c)* Investment Sub-Advisory Agreement between Registrant and Schroder Capital Management International Inc. relating to the Diversified Equity Fund, Growth Equity Fund, International Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (filed as Exhibit 5(c) to PEA No. 35).

     (d)* Advisory Agreement between Registrant and Norwest Bank Minnesota, N.A., relating to Cash Investment Fund, Treasury Fund, U.S. Government Fund, Ready Cash Investment Fund, Municipal Money Market Fund, Minnesota Tax-Free Fund, Colorado Tax-Free Fund, Government Income Fund, Income Fund, Tax-Free Income Fund, Adjustable U.S. Government Reserve Fund, ValuGrowth Stock Fund, and Income Stock Fund (filed as Exhibit 5(d) to PEA No. 35).

(6)* Distribution Agreement between Registrant and Forum Financial Services, Inc. relating to each portfolio of Registrant (filed as Exhibit 6 to PEA No. 35).

(7)  Not Applicable.

(8)  (a)*    Custodian Agreement between Registrant and Norwest Bank Minnesota,
             N.A. dated August 1, 1993 as amended November 11, 1994 (filed as
             Exhibit 8(a) to PEA No. 35).

     (b)* Transfer Agency Agreement to be between Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 8(b) to PEA No. 35).

(9)  (a)*    Management Agreement between Registrant and Forum Financial
             Services, Inc. relating to each portfolio of Registrant (filed as Exhibit 9(a) to PEA No. 35).

     (b)* Fund Accounting Agreement between Registrant and Forum Financial Corp. (filed as Exhibit 9(b) to PEA No. 35).

       (c)* Administration Services Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to International Fund (filed as
              Exhibit 9(c) to PEA No. 35).

(10)   (a)*   Opinion of  Seward & Kissel (filed on December 31, 1986 as Exhibit
              10(a) of PreEA 2).

       (b)*   Opinion of  Seward & Kissel (filed as Exhibit 10(b) to PEA No.
              35).

(11)   (a)    Consent of KPMG Peat Marwick LLP, independent auditors (filed herewith).

(11)   (b)    Consent of Coopers & Lybrand L.L.P., independent auditors (filed herewith).

(12)   Not Applicable.

(13)* Investment representation letter of John Y. Keffer as initial purchaser of shares of stock of Registrant (filed on December 31, 1986 as Exhibit 13 of PreEA 2).

(14)*  Individual Retirement Account materials (filed on April 22, 1994 as
       Exhibit 14 to PEA 24).

(15)* Rule 12b-1 Plan adopted by Registrant with respect to the Income Fund, Tax-Free Income Fund, Minnesota Tax-Free Fund, ValuGrowth Stock Fund, Adjustable U.S. Government Reserve Fund, Colorado Tax-Free Fund, Income Stock Fund, Arizona Tax-Free Fund, Contrarian Stock Fund, Small Company Stock Fund, Government Income Fund, Total Return Bond Fund, Stable Income Fund, Income Equity Fund, Diversified Equity Fund, Intermediate U.S. Government Fund, Growth Equity Fund and Exchange Shares of Ready Cash Investment Fund (filed as Exhibit 15 to PEA No. 35).

(16) Schedule for Computation of each Performance Quotation provided in the Registration Statement in response to Item 22 (filed herewith).


(17)   Not Applicable.

(18)* Multiclass (Rule 18f-3) Plan adopted by Registrant (filed as Exhibit 18 to PEA No. 35).

Other Exhibits

(A)* Power of Attorney of James C. Harris, Trustee of Registrant (filed as Other Exhibit A to PEA No. 35).

(B)* Power of Attorney of Richard M. Leach, Trustee of Registrant (filed as Other Exhibit B to PEA No. 35).

(C)* Power of Attorney of Robert C. Brown, Trustee of Registrant (filed as Other Exhibit C to PEA No. 35).

(D)* Power of Attorney of Donald H. Burkhardt, Trustee of Registrant (filed as Other Exhibit D to PEA No. 35).

(E)* Power of Attorney of John Y. Keffer, Trustee of Registrant (filed as Other Exhibit E to PEA No. 35).

(F)* Power of Attorney of Donald C. Willeke, Trustee of Registrant (filed as Other Exhibit F to PEA No. 35).

(G)* Power of Attorney of Timothy J. Penny, Trustee of Registrant (filed as Other Exhibit G to PEA No. 35).

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.


ITEM 26.      NUMBER OF HOLDERS OF SECURITIES AS OF MAY 1, 1997.

                                                                       Number of
Title of Class of Unit of Beneficial Interest                     Record Holders
---------------------------------------------                     --------------

Cash Investment Fund                                                        49
U.S. Government Fund                                                        34
Treasury Fund                                                               25
Municipal Money Market Fund
     Investor Shares                                                        20
     Institutional Shares                                                   13
Ready Cash Investment Fund
     Investor Shares                                                       160
     Institutional Shares                                                   14
     Exchange Class                                                         14
Income Fund
     A Shares                                                              248
     B Shares                                                              245

     I Shares                                                              846
Total Return Bond Fund
     A Shares                                                               73
     B Shares                                                              205
     I Shares                                                              275
Colorado Tax-Free Fund
     A Shares                                                              413
     B Shares                                                              181
     I Shares                                                                6
Minnesota Tax-Free Fund
     A Shares                                                              443
     B Shares                                                              362
     I Shares                                                              103
Tax-Free Income Fund
     A Shares                                                              592
     B Shares                                                              231
     I Shares                                                              285
ValuGrowth Stock Fund
     A Shares                                                            1,178
     B Shares                                                              637
     I Shares                                                            1,087
Small Cap Opportunities Fund
     A Shares                                                               41
     B Shares                                                               23
     I Shares                                                               17
Contrarian Stock Fund
     A Shares                                                                5

     B Shares                                                                4
     I Shares                                                               88
Small Company Stock Fund
     A Shares                                                              569
     B Shares                                                              634
     I Shares                                                            1,832
Diversified Equity Fund
     A Shares                                                            1,148
     B Shares                                                            2,320
     I Shares                                                               14
Growth Equity Fund
     A Shares                                                              609
     B Shares                                                              915
     I Shares                                                               12
Large Company Growth Fund
     I Shares                                                               13
Small Company Growth Fund
     I Shares                                                               11
International Fund
     A Shares                                                              171
     B Shares                                                              197
     I Shares                                                               18
Income Equity Fund
     A Shares                                                            1,996
     B Shares                                                            2,616
     I Shares                                                               20
Index Fund
     I Shares                                                               13

Conservative Balanced Fund
     I Shares                                                               11
Moderate Balanced Fund
     I Shares                                                               13
Growth Balanced Fund
     I Shares                                                               13
Intermediate Government Income Fund
     A Shares                                                              475
     B Shares                                                              476
     I Shares                                                               18
Diversified Bond Fund
     I Shares                                                               14
Stable Income Fund
     A Shares                                                               71
     B Shares                                                               51
     I Shares                                                               15


ITEM 27.  INDEMNIFICATION.

The general effect of Section 10.02 of Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of
Section 10.02 of Registrant's Trust Instrument contained in this Registration Statement as Exhibit 1 and incorporated herein by reference.

Registrant's Investment Advisory Agreements, Investment Subadvisory Agreements, Management and Distribution Agreements and Distribution Services Agreements provide that Registrant's investment advisers and principal underwriter are protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the Management Agreement and Transfer Agency and Fund Accounting Agreement. Registrant's principal underwriter is also provided with indemnification against various liabilities and expenses under the Management and Distribution Agreements and Distribution Services Agreements between Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under those agreements. Registrant's transfer agent and fund accountant and certain related individuals are also provided with indemnification against various liabilities and expenses under the Transfer Agency and Fund Accounting Agreements between Registrant and the transfer agent and fund accountant; provided, however, that in no event shall the transfer agent, fund accountant or such persons be indemnified against any liability or expense that is the direct result of willful misfeasance, bad faith or gross negligence by the transfer agent or such persons.

The preceding paragraph is modified in its entirety by the provisions of the Investment Advisory Agreements, Investment SubAdvisory Agreements, Management and Distribution Agreements, Distribution Services Agreements, Management Agreements, Transfer Agency Agreement and Fund Accounting Agreement of Registrant filed as Exhibits 5, 6, and 9 to Registrant's Registration Statement and incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


NORWEST INVESTMENT MANAGEMENT, INC.


The description of Norwest Investment Management, Inc., under the caption "Management-Advisor" or Management of the Funds-Norwest Investment Management" in each Prospectus and under the caption "Management-Adviser" or "Management - Investment Advisory Services-Norwest Investment Management" in each Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The following are the directors and principal executive officers of Norwest Bank Minnesota, N.A., including their business connections which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A., is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Barbara S. Brett was elected Senior Vice President and Treasurer of Norwest Bank Minnesota, N.A. on February 1, 1996.

James R. Campbell, previously Director, President and Chief Executive Officer of Norwest Bank Minnesota, N.A. was elected Chairman of the Board of Norwest Bank Minnesota, N.A. on December 11, 1995. He is also Executive Vice President of Norwest Corporation. He is a Director of Centennial Investment Corporation, Flore Properties, Inc., Minnesota FSL Corporation, The Foothill Group, Inc., located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California, 90025, and Peregrine Capital Management, Inc., located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402-2056. He is the President and Chief Executive Officer of BNRN Merger Corporation, and Director and Chairman of Norwest Investment Advisors, Inc. Mr. Campbell is also Director of a number of non-profit organizations located in Minneapolis, Minnesota.

Richard P. Ferris, Senior Vice President of Norwest Bank Minnesota, N.A. is also a Director and Senior Vice President of Norwest Bank International.

Michael A. Graf, Vice President, Controller and Cashier, also serves as Senior Vice Present and Controller of Norwest Corporation.

P. Jay Kiedrowski, Executive Vice President, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates since August, 1987. Mr. Kiedrowski is also Executive Vice President of BNRN Merger Corporation. He is Director and President of Galliard Capital Management, Inc., Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota. 55479-2052 and Director of Norwest Investment Management Inc., and Crestone Capital Management, Inc., 7720 E. Belleview Avenue, Suite 220, Engelwood, CO 80111. Mr. Kiedrowski is the Chairman of Project for Pride in Living, Inc., and a Director of the University of Minnesota Alumni Association, both non-profit organizations.

Scott A. Kissing, Director of Norwest Bank Minnesota, N.A. was elected President and Chief Executive Officer on December 11, 1995 and is also Executive Vice President of Norwest Corporation. He is also Executive Vice President of BNRN Merger Corporation and Director and Executive Vice President of Norwest Bank Faribault, N.A., 25 Northwest 4th Street, Faribault, Minnesota 55021. Mr. Kisting is on the Board of several non-profit organizations in Minneapolis, Minnesota.

William H. Queenan, Director, is also Executive Vice President of Norwest Corporation. He is a Director of AMFED Financial, Inc., Alexandria Securities and Investment Company, Alice Bancshares, Inc., AmeriGroup, Incorporated, American Community Bank Group Service Corporation, American Republic Bancshares, Inc., B & G. Investment Company, Babbscha Company, Bancshares Holding Company, Benson Financial Corporation, Canton Bancshares, Inc., Central Computers., Inc., One O'Connor Plaza, Victoria, TX 77902, Comfort Bancshares, Inc., Copper Bancshares, Inc., D.L. Bancshares, Inc., Dickenson Bancorporation, Inc., First Tule Bancorp of Delaware, Inc., 1209 Orange Street, Wilmington, Delaware 19807, First Tule Bancorp, Inc., Ford Bank Group Holdings, Inc., 300 Delaware Avenue, Suite 1704, Wilmington

Delaware 19807, Ford Bank Group, Inc., 1500 Broadway, Suite 301, Lubbock, TX 79408, GST Co., Goldenbanks of Colorado, Inc., Guardian Trust Co., Inc., Henrietta Bancshares, Inc., Henrietta Delaware Financial Corporation, 15 E. N Street, Dover, Delaware 19901, Independent Bancorp of Arizona, Inc., 3800 N. Central Avenue, Suite 900, Phoenix, AZ 85012, Irene Bancorporation, Inc., Ken-Caryl Investment Company, La Porte Bancorp. Lindeberg Financial Corporation, New Braunfels Bancshares, Inc., Norwest Bank Wisconsin, N.A., 735 West Wisconsin Avenue, Milwaukee, Wisconsin 53201-2057, Norwest Colorado, Inc., 1700 Lincoln, Denver, CO 80274, Norwest Holding Company, Parker Bankshares, Incorporated, Texas National Bankshares, Inc., The Foothill Group, Inc., 1111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025, Transact Financial Corporation, One O'Connor Plaza, Victoria, TX 77902, Union Texas Bancorporation, United New Mexico Financial Corporation, 200 Lomas Blvd., Suite 200, Albuquerque, NM 87103, United Texas Financial Corporation, Valley-Hi Investment Company, Victoria Bankshares, Inc., Victoria Capital Corporation, One O'Connor Plaza, Victoria, TX 77902 and Victoria Financial Services, Inc., 1013 Centre Road, Wilmington, Delaware.

Peggy O. Roush was named Executive Vice President on January 30, 1995. She is a Director, Executive Vice President, Secretary and CTR Officer of Norwest Bank Faribault, N.A., 25 Northwest Fourth Street, Faribault, MN 55021-0189, and Director, Executive Vice President, Cashier and Secretary of Norwest National Bank, 10001 Wadsworth Parkway, Westminister, CO 80021.

John T. Thornton, Director, is also Executive Vice President and Chief Financial Officer of Norwest Corporation. Mr. Thornton is also a Director and President of AMFED Financial, Inc. Alexandria Securities and Investment Company, Alice Bancshares, Inc., Am-Can Investments, Inc., AmeriGroup, Incorporated, American Community Bank Group Service Corporation, American Republic Bancshares, Inc., B & G Investment Company, Babbscha Company, Bancshares Holding Company, Benson Financial Corporation, Canton Bancshares, Inc. Central Computers, Inc., One O'Conner Plaza, Victoria, Texas 77902, Comfort Bancshares, Inc., Copper Bancshares, Inc., D.L. Bancshares, Inc., Dickinson Bancorporation, Inc., First Tule Bancorp, Inc., Ford Bank Group Holdings, Inc., 300 Delaware Avenue, Suite 1704, Wilmington, DE 19807, Ford Bank Group, Inc., 1500 Broadway Suite 301, Lubbock, TX 79408, GST Co., Goldenbanks of Colorado, Inc., Guardian Trust Co., Henrietta Bancshares, Inc., Henrietta Delaware Financial Corporation, 15 East N Street, Dover, DE 19901, Independent Bancorp of Arizona, Inc., 3800 N. Central Avenue, Suite 900, Phoenix, Arizona 85012, Irene Bancorporation, Inc., Ken-Caryl Investment Company, La Porte Bancorp, Lindeberg Financial Corporation, New Braunfels Bancshares, Inc., Northern Prairie Indemnity, Grand Cayman, Cayman Islands, British West Indies, Norwest Colorado, Inc., 1700 Lincoln, Denver, Colorado 80274, Norwest Holding Company, Parker Bankshares, Incorporation, Superior Guaranty Insurance Company, Texas National Bankshares, Inc., Transact Financial Corporation, One O'Connor Plaza, Victoria, TX 77902, Union Texas Bancorporation, Inc., United New Mexico Financial Corporation, 200 Lomas Blvd., Suite 200, Albuquerque, New Mexico 87103, United Texas Financial Corporation, Valley-Hi Investment Company, Victoria Bankshares, Inc., Victoria Capital Corporation, One O"Connor Plaza, Victoria, TX 77902, and Victoria Financial Services, Inc., 1013 Centre Road, Wilmington, Delaware.

He is also a Director of BNRN Merger Corporation, Blue Jay Asset Management, Inc., Cardinal Asset Management, Inc., 100 W. Commons. Blvd., Suite 303, New Castle, Delaware 19720, Copper Asset Management, Inc., 100 W. Commons, Blvd., Suite 303, New Castle, Delaware 19720, Falcon Asset Management, Inc., 100 W. Commons Blvd., Suite 303, New Castle, Delaware 19720, Great Plains Insurance Company, Green Bay Asset Management, Inc., 735 W. Wisconsin Avenue, Milwaukee, Wisconsin 53201, IntraWest Asset Management, Inc., Iowa Asset Management, Inc., 100 West Commons Blvd., Suite 303, New Castle, DE 19720, LaCrosse Asset Management, Inc., 100 West Commons Blvd., Suite 303, New Castle, DE 19720, Norwest Equity Capital, LLC, 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 54402, Norwest Growth Fund, Inc., 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 54402, Norwest Venture Capital Management, Inc., 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 54402, Osprey Asset Management, Inc., South Dakota Asset Management, Inc., 100 West Commons Blvd., Suite 303, New Castle, DE 19720 and The Foothill Group, Inc., 11111 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025.

Mr. Thornton is Director and Vice President of Blue Spirit Insurance Company, 2929 North 44th Street, Suite 120, Phoenix, Arizona 85018 and Treasurer of Norwest Foundation.

Richard C. Westergaard, Executive Vice President since January of 1990 and Director since January of 1994, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates. Mr. Westergaard is also a Director of Centennial Investment Corporation, Flore Properties, Inc., Minnesota FSL Corporation, The Foothill Group, 11111 Santa Monica Boulevard, Suite 1500 Los Angeles, CA 90025, Norwest Business Credit, Inc., Norwest Credit, Inc., First Interstate Equipment Finance, Inc., R.D. Leasing, Inc., Norwest Alliance System, Inc., Commonwealth Leasing Corporation, Norwest Equipment Finance, Inc., Investors Building, 733 Marquette, Suite 300, Minneapolis, MN 55479-2048 and Nat-Lea, Inc., 112 W. Jefferson Blvd., South Bend, Indiana 46601. He is Executive Vice President of BNRN Merger Corporation and Director and Executive Vice President of Norwest Bank Faribault, N.A., 25 Northwest Fourth Street, Faribault, Minnesota 55021-0189.

J. Thomas Wiklund, Executive Vice President and Chief Lending Officer since July 1, 1996, is a Vice President of Flore Properties, Inc., and Norwest Bank Wisconsin, N.A. located at 735 West Wisconsin Avenue, Milwaukee, Wisconsin 53201-2057. He is Executive Vice President of Norwest Bank Faribault, N.A. located at 25 Northwest 4th Street, Faribault, Minnesota 55021.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

The description of Schroder Capital Management International Inc. ("Schroder") under the caption "Management of the Funds - Investment Advisory Services - Schroder Capital Management International Inc." in the Prospectus and "Management-Investment Advisory Services" in the Statement of Additional Information relating to International Fund, Diversified Equity Fund, Growth Equity Fund, Conservative Balanced Fund, Moderate Balanced Fund and

Growth Balanced Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Schroder, including their business connections which are of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services international clients located principally in the United States.


     David M. Salisbury. Chief Executive Officer, Director and Chairman of Schroder Capital; Joint Chief Executive and Director of Schroder.

     Richard R. Foulkes. Senior Vice President and Managing Director of Schroder Capital.

     John A. Troiano. Managing Director and Senior Vice President. Mr. Troiano is also a Director of Schroder Ltd.

     David Gibson. Senior Vice President and Director of Schroder Capital. Director of Schroder Wertheim Investment Services Inc.

     John S. Ager. Senior Vice President and Director of Schroder Capital.

     Sharon L. Haugh. Senior Vice President and Director of Schroder Capital, Director and Chairman of Schroder Advisors Inc.

     Gavin D.L. Ralston. Senior Vice President and Director of Schroder Capital.

     Mark J. Smith. Senior Vice President and Director of Schroder Capital.

     Robert G. Davy. Senior Vice President. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

     Jane P. Lucas. Senior Vice President and Director of Schroder Capital; Director of Schroder Advisors Inc.; Director of Schroder Wertheim Investment Services, Inc.

     C. John Govett. Director of Schroder Capital; Group Managing Director of Schroder Investment Management Ltd. And Director of Schroders plc.

     Phillipa J. Gould. Senior Vice President and Director of Schroder Capital.

     Louise Croset. First Vice President and Director of Schroder Capital.

     Abdallah Nauphal, Group Vice President and Director.

CRESTONE CAPITAL MANAGEMENT, INC.

The description of Crestone Capital Management, Inc. ("Crestone") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Small Company Stock Fund" in the Statement of Additional Information relating to the Small Company Stock Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Crestone, including their business connections which are of a substantial nature.

     Kirk McCown, President and Director. His address is 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111.

     Mark Steven Sunderhuse, Senior Vice President and Director. His address is 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111.

     P. Jay Kiedrowski, Director. Mr. Kiedrowski is an Executive Vice President of Norwest and is also a Director and Chairman of the Board of Norwest Investment Management, Inc. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

     Steven P. Gianoli, Director. Mr. Gianoli is a Vice President of Norwest. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

     Susan Koonsman, Director. Ms. Koonsman is President of Norwest Investments & Trust. Her address is 1740 Broadway, Denver, Colorado 80274.

PEREGRINE CAPITAL MANAGEMENT, INC.

The description of Peregrine Capital Management, Inc. ("Peregrine") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund in the Statement of Additional Information relating to Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Peregrine, including their business connections which are of a substantial nature. The address of each company listed, unless otherwise noted, is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402-2018.

     James R. Campbell, Director. Mr. Campbell is director of Norwest Bank Minnesota, National Association. His address is Norwest Bank Minnesota, National Association, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0116

     Robert B. Mersky, Director. Mr. Mersky is Director of Peregrine Capital Management.

     Patricia D. Burns, Senior Vice President. Ms. Burns is Senior Vice President of Peregrine Capital Management.

     Tasso H. Coin, Senior Vice President. Mr. Coin is Senior Vice President of Peregrine Capital Management.

     John S. Dale, Senior Vice President. Mr. Dale is Senior Vice President of Peregrine Capital Management.

     Julie M. Gerend, Senior Vice President. Ms. Gerend is Senior Vice President of Peregrine Capital Management. Prior to September, 1995, Ms. Gerend was Manager, Account Executive at Fidelity Institutional Retirement Services, Co.

     William D. Diese, Senior Vice President. Mr. Diese is Senior Vice President of Peregrine Capital Management.

     Daniel J. Hagen, Vice President. Mr. Hagen is Vice President of Peregrine Capital Management. Prior to May, 1996, Mr. Hagen was Managing Director of Piper Jaffray, Inc.

     Ronald G. Hoffman, Senior Vice President and Secretary. Mr. Hoffman is Senior Vice President and Secretary of Peregrine Capital Management.

     Frank T. Matthews, Vice President. Mr. Matthews is Vice President of Peregrine Capital Management.

     Jeannine McCormick, Senior Vice President. Ms. McCormick is Senior Vice President of Peregrine Capital Management.

     Barbara K. McFadden, Senior Vice President. Ms. McFadden is Senior Vice President of Peregrine Capital Management.

     Robert B. Mersky, Chairman, President and Chief Executive Officer. Mr. Mersky is Chairman, President and Chief Executive Officer of Peregrine Capital Management.

     Gary E. Nussbaum, Senior Vice President. Mr. Nussbaum is Senior Vice President of Peregrine Capital Management.

     James P. Ross, Vice President. Mr. Ross is Vice President of Peregrine Capital Management. Prior to November, 1996, Mr. Ross was Vice President of Norwest Bank Minnesota, National Association.

     Jonathan L. Scharlau, Assistant Vice President. Mr. Scharlau is Assistant Vice President of Peregrine Capital Management.

     Jay H. Strohmaier, Senior Vice President. Mr. Strohmaier is Senior Vice President of Peregrine Capital Management. Prior to September, 1996, Mr. Strohmaier was Senior Vice President/Managed Accounts for Voyageur Asset Management.

     Paul E. von Kuster, Senior Vice President. Mr. von Kuster is Senior Vice President of Peregrine Capital Management.

     Janelle M. Walter, Assistant Vice President. Ms. Walter is Assistant Vice President of Peregrine Capital Management.

     Paul R. Wurm, Senior Vice President. Mr. Wurm is Senior Vice President of Peregrine Capital Management.

     J. Daniel Vandermark, Vice President. Mr. Vandermark is Vice President of Peregrine Capital Management. His address is Norwest Corporation, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-1013

GALLIARD CAPITAL MANAGEMENT, INC.

The description of Galliard Capital Management, Inc. ("Galliard") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund" in the Statement of Additional Information relating to the Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund", constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Galliard, including their business connections which are of a substantial nature. The address of each company listed, unless otherwise noted, is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479-2052.

     Peter Jay Kiedrowski, Chairman. Mr. Kiedrowski is Chairman of Galliard Capital Management, Inc. He is also President and Chief Executive Officer of Norwest Investment Management; Chairman of Crestone Capital Management and Executive Vice President of Norwest Bank Minnesota, N.A.

     Richard Merriam, Principal. Mr. Merriam is Principal of Galliard Capital Management, Inc. He is also Chief Investment Officer of Insight Investment Management.

     John Caswell, Principal. Mr. Caswell is Principal of Galliard Capital Management, Inc. His is also Chief Investment Officer of Norwest Bank Minnesota, N.A.

     Karl Tourville, Principal. Mr. Tourville is Principal of Galliard Capital Management, Inc. His is also Vice President/Head of Fixed Income of Norwest Bank Minnesota, N.A.

     Laura Gideon, Senior Vice President of Marketing. Ms. Gideon is Senior Vice President of Marketing for Galliard Capital Management, Inc. She is also Vice President of Marketing for American Express.

     Leela Scattum, Vice President of Operations. Ms. Scattum is Vice President of Operations for Galliard Capital Management, Inc. She is also Fund Accountant for Norwest Bank Minnesota, N.A.

UNITED CAPITAL MANAGEMENT

The description of United Capital Management ("UCM") under the caption "Management - SubAdviser" in the Prospectus and "Management- Adviser - SubAdviser - Diversified Bond Fund, Total return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund" in the Statement of Additional Information relating to the, Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund" constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of UCM, including their business connections which are of a substantial nature. The address of each company listed, unless otherwise noted, is 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274-8677

     W. Lon Schreur, President. Mr. Schreur is President of United Capital Management. He is also Senior Vice President of Norwest Bank Colorado, N.A. and an Officer of Norwest Bank Minnesota, N.A.

     John T. Groton, Vice President. Mr. Groton is Vice President of United Capital Management. He is also Vice President of Norwest Bank Colorado, N.A.

     David B. Kinney, Vice President. Mr. Kinney is Vice President of United Capital Management. He is also Vice President of Norwest Bank Colorado, N.A. and an Officer of Norwest Bank Minnesota, N.A.

     James C. Peery, Senior Vice President. Mr. Peery is Senior Vice President of United Capital Management. He is also Vice President of Norwest Bank Colorado, N.A.

     Leona F. Bennett, Vice President. Ms. Bennett is Vice President of United Capital Management. She is also Vice President of Norwest Bank Colorado, N.A.

     Denise B. Johnson, Vice President. Mr. Johnson is Vice President of United Capital Management. He is also Vice President of Norwest Bank Colorado, N.A.

ITEM 29.  PRINCIPAL UNDERWRITERS.


(a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Core Trust (Delaware), The CRM Funds, The Cutler Trust, Forum Funds, The Highland Family of Funds, Monarch Funds, Norwest Funds, Norwest Select Funds, Sound Shore Fund, Inc. and Trans Adviser Funds, Inc.

(b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of Registrant. David R. Keffer, Vice President and Treasurer of Forum Financial Services, Inc., is the Vice President, Assistant Treasurer and Assistant Secretary of Registrant. Their business address is Two Portland Square, Portland, Maine.

(c)  Not Applicable.

ITEM 30.  LOCATION OF BOOKS AND RECORDS.

The majority of accounts, books and other documents required to be maintained by 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. at Two Portland Square, Portland, Maine 04101, at Forum Financial Corp., Two Portland Square, Portland, Maine 04101 and Forum Administrative Services, Limited Liability Company, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Registrant's investment advisers as indicated in the various prospectuses constituting Part A of this Registration Statement.

Additional records are maintained at the offices of Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's investment adviser, custodian and transfer agent.

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 32.  UNDERTAKINGS.

(i) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 29th day of May, 1997.

                                                      NORWEST FUNDS


                                                      By: /s/ John Y. Keffer
                                                          --------------------
                                                              John Y. Keffer
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 29th day of May, 1997.

    SIGNATURES                                        TITLE
    ----------                                        -----

(a) Principal Executive Officer

    /s/  John Y. Keffer                               Chairman and President
    ------------------------------
         John Y. Keffer


(b) Principal Financial and Accounting Officer

    /s/ Robert B. Campbell                            Treasurer
    -------------------------
    Robert B. Campbell

(c) A Majority of the Trustees

    /s/ John Y. Keffer                                Chairman
    -------------------------------
         John Y. Keffer

         Robert C. Brown*                             Trustee
         Donald H. Burkhardt*                         Trustee
         James C. Harris*                             Trustee
         Richard M. Leach*                            Trustee
         Donald C. Willeke*                           Trustee
         Timothy J. Penny*                            Trustee
         John C. McCune                               Trustee

    *By: /s/ John Y. Keffer
        ----------------------------
         John Y. Keffer
         Attorney in Fact

                                      SIGNATURES

On behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the Registration Statement of Norwest Funds to be signed in the City of Portland, State of Maine on the 29th day of May, 1997.


                                                 CORE TRUST (DELAWARE)



                                                 By: /s/ John Y. Keffer
                                                    ----------------------
                                                         John Y. Keffer
                                                         President

This amendment to the Registration Statement of Norwest Advantage Funds has been signed below by the following persons in the capacities indicated on the 29th day of May, 1997.

    SIGNATURES                                   TITLE

(a) Principal Executive Officer

    /s/ John Y. Keffer                           Chairman and President
    --------------------
    John Y. Keffer

(b) Principal Financial and Accounting Officer

    /s/ Richard C. Butt                          Treasurer, Principal Financial
    --------------------                         and Accounting Officer
    Richard C. Butt

(c) A Majority of the Trustees

    /s/ John Y. Keffer                           Chairman
    --------------------
    John Y. Keffer

    J. Michael Parish                            Trustee
    James C. Cheng                               Trustee
    Costas Azariadis                             Trustee

    By:   /s/ John Y. Keffer
          --------------------
         John Y. Keffer
         Attorney in Fact

                                      SIGNATURES

On behalf of Schroder Capital Funds, being duly authorized, I have duly caused this amendment to the Registration Statement of Norwest Funds to be signed in the City of New York, State of New York on the 30th day of May, 1997.

                                            SCHRODER CAPITAL FUNDS

                                            By:  /S/ Catherine A. Mazza
                                               ---------------------------
                                                 Catherine A. Mazza

This amendment to the Registration Statement of Norwest Funds has been signed below by the following persons in the capacities indicated on the 30th day of May, 1997.

    SIGNATURES                                   TITLE
    ----------                                   -----

(a) Principal Executive Officer


    MARK J. SMITH

    *By: /s/Thomas G. Sheehan                    President and Trustee
        --------------------------
            Thomas G. Sheehan
            Attorney-in-Fact

(b) Principal Financial and
    Accounting Officer

    ROBERT JACKOWITZ                             Treasurer

    By:  /s/ Thomas G. Sheehan
       ---------------------------
             Thomas G. Sheehan
             Attorney-in-Fact

(c) Majority of the Trustees

    PETER E. GUERNSEY                            Trustee
    RALPH E. HANSMANN                            Trustee
    JOHN I. HOWELL                               Trustee
    HERMANN C. SCHWAB                            Trustee

    By:  /s/ Thomas G. Sheehan
       ---------------------------
             Thomas G. Sheehan
             Attorney-in-Fact

                                  Index to Exhibits


                                                                Sequential
Exhibit                                                         Page Number
-------                                                         -----------

11(a)              Consent of KPMG Peat Marwick LLP

11(b)              Consent of Coopers & Lybrand L.L.P.